UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:    (800) 345-6611

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
April 30, 2020
Columbia Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/31/08	7.05	3.12	3.39
	Including sales charges		1.99	2.13	2.89
Advisor Class*		11/08/12	7.32	3.36	3.64
Class C	Excluding sales charges	03/31/08	6.26	2.36	2.67
	Including sales charges		5.26	2.36	2.67
Institutional Class		01/09/86	7.32	3.38	3.64
Institutional 2 Class*		11/08/12	7.55	3.49	3.72
Institutional 3 Class		07/15/09	7.47	3.56	3.79
Class R*		11/16/11	6.79	2.87	3.10
Class V*	Excluding sales charges	03/07/11	7.17	3.20	3.48
	Including sales charges		2.09	2.21	2.97
Bloomberg Barclays U.S. Aggregate Bond Index			10.84	3.80	3.96
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2010 — April 30, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2020)
Asset-Backed Securities — Non-Agency	15.9
Commercial Mortgage-Backed Securities - Agency	1.3
Commercial Mortgage-Backed Securities - Non-Agency	10.9
Common Stocks	0.0(a)
Corporate Bonds & Notes	16.5
Money Market Funds	5.4
Municipal Bonds	0.2
Residential Mortgage-Backed Securities - Agency	28.3
Residential Mortgage-Backed Securities - Non-Agency	20.9
U.S. Treasury Obligations	0.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2020)
AAA rating	44.0
AA rating	7.3
A rating	16.3
BBB rating	23.0
BB rating	1.1
Not rated	8.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2020, the Fund’s Class A shares returned 7.05% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 10.84% for the same period. The Fund’s relative performance was constrained by an underweight allocation to U.S. Treasuries and corresponding overweight to credit sensitive sectors.
Trade, Fed policy drove risk sentiment before coronavirus crisis overwhelmed markets
As the period opened, risk sentiment was bolstered by expectations that the Federal Reserve (Fed) was on hold with respect to further increases in its benchmark overnight lending rate, given continued below-target inflation and weak global growth. Credit sentiment wavered, however, as President Trump announced plans to impose a 25% tariff on $200 billion in imports from China. In the wake of this escalation in the U.S.-China trade war, expectations increasingly shifted toward one or more cuts in the federal funds target rate before the end of 2019, fueling a rally in bonds.
The Fed implemented quarter-point reductions in the fed funds target rate at its July 31 and September 18 meetings, bringing the target range to 1.75% to 2.00%. Treasury yields fell along the length of the curve as the market anticipated additional rate cuts in the coming months under the prevailing conditions of slowing global growth and low inflation. The uncertainty around trade continued to lead to bouts of volatility in credit sensitive assets.
The Fed implemented a quarter-point reduction in the benchmark federal funds target rate at its October 30 meeting, leaving the target range at 1.50% to 1.75%. However, the Fed signaled that this move likely represented the end of its mid-cycle downward adjustment in rates, leading to a cooling in bond market returns. Signs of stronger economic growth and an improved tone in trade negotiations led more credit-sensitive areas of the market to outperform heading into 2020.
While the new year started on a positive note, the financial markets experienced an historic disruption beginning in the middle of February, as the emergence of the COVID-19 pandemic brought the global economy to a near halt. Investors sold out of risk assets broadly and moved into safe havens, most notably U.S. Treasuries, which saw yields plummet. The resulting liquidity vacuum led bond prices lower regardless of quality, as institutional investors sold what they could to raise cash to meet margin calls or honor redemption requests.
Policy makers globally responded with measures aimed at keeping businesses and consumers afloat. The Fed cut its overnight lending rate to zero at a mid-March emergency meeting, resurrected financial crisis-era lending facilities and launched an asset-purchase program covering Treasuries, mortgage-backed securities, municipal bonds and corporate issues. On the fiscal side, the U.S. government passed a $2.2 trillion stimulus package in late March. The unprecedented scope and rapidity of the policy response allowed credit-sensitive areas of the bond market to recoup some of the lost ground over the last few weeks of the 12-month period.
Treasury yields touched all-time lows in March and finished the 12-month period ended April 30, 2020 dramatically lower along the length of the curve. The two-year Treasury yield fell 207 basis points from 2.27% to 0.20%, the 10-year declined 187 basis points from 2.51% to 0.64%, and the 30-year yield declined 165 basis points from 2.93% to 1.28%.
Contributors and detractors
In broad terms, the Fund’s preference for sectors trading at a yield spread relative to Treasuries weighed on performance relative to the benchmark during the 12-month period, given the sharp downturn in risk sentiment seen in the first quarter of 2020. Within spread sectors, we were positioned with a tilt toward securitized assets in order to benefit from strong consumer fundamentals given historically low household debt levels and strong employment conditions entering the period. In this vein, a preference for unsecured consumer debt within asset-backed securities detracted notably as sentiment deteriorated. In addition, an off-benchmark position in non-agency mortgage-backed securities (MBS) suffered as leveraged REITs essentially became forced MBS sellers to meet margin calls. Credit hedges within the commercial MBS sector buffered performance to a degree, although this was offset by a preference for single-asset/single-buyer collateral (generally high-end hospitality properties) within the sector.
Columbia Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
On the positive side, selection within agency MBS added to the Fund’s relative performance. In particular, our preference within pass-through agency MBS for lower coupon pools proved beneficial as interest rates declined and investors sought to protect against prepayment risk. Similarly, within agency collateralized mortgage obligations, exposure to inverse interest-only structures worked well as falling rates increased their attractiveness to investors.
Outside of securitized sectors, the Fund’s underweight to investment-grade corporate bonds supported performance as the sector suffered in the credit market downturn seen in the first quarter of 2020. This positive contribution was largely offset by a focus within investment-grade corporates on longer maturity, lower rated issues in the BBB quality range.
We invested in highly-liquid, widely-traded Treasury futures to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. On a standalone basis, the Fund’s use of these derivatives had a positive impact on performance.
At period’s end
As noted, the policy response to the pandemic’s negative impact on the global economy and markets was unprecedented, and it seems to have served to restore liquidity and a degree of confidence to markets. In our opinion, however, there remained considerable uncertainty at the close of the reporting period around the degree of impairment with which investors will ultimately be confronted.
A low unemployment rate of below 4%, annualized, rose relatively significantly towards the end of the 12-month period. At period’s end, although the U.S. consumer was, in our opinion, being granted considerable forbearance, it was unclear what any bounce-back in household wherewithal would look like. Within corporates, we expect a significant rise in both high-yield defaults and investment-grade downgrades. We saw signs of a return to something like normal as investment-grade corporates, which were wiped out alongside high yield in March’s liquidity-driven collapse, were no longer trading in lockstep with their below-investment grade counterparts. The Fed has announced plans to engage in purchases of exchange-traded funds that track the corporate bond market, which we believe should help maintain liquidity.
With respect to the Fund’s positioning entering a new fiscal year, given the lack of value in Treasuries and level of policy support being provided we increased the allocation to credit-oriented sectors such as investment-grade corporates, asset-backed securities and non-agency mortgage-backed securities. We are maintaining a bias towards higher quality within each credit sector.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backedsecurities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Bond Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2019 — April 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.30	1,020.93	3.95	3.97	0.79
Advisor Class	1,000.00	1,000.00	1,014.50	1,022.18	2.70	2.72	0.54
Class C	1,000.00	1,000.00	1,010.70	1,017.21	7.70	7.72	1.54
Institutional Class	1,000.00	1,000.00	1,014.50	1,022.18	2.70	2.72	0.54
Institutional 2 Class	1,000.00	1,000.00	1,016.10	1,022.58	2.31	2.31	0.46
Institutional 3 Class	1,000.00	1,000.00	1,016.40	1,022.87	2.01	2.01	0.40
Class R	1,000.00	1,000.00	1,013.20	1,019.69	5.21	5.22	1.04
Class V	1,000.00	1,000.00	1,013.80	1,021.43	3.45	3.47	0.69
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Bond Fund | Annual Report 2020	7

Portfolio of Investments
April 30, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 19.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2018-3 Class B
06/13/2022	3.490%	54,723	54,586
Avant Loans Funding Trust(a)
Series 2018-B Class A
01/18/2022	3.420%	81,199	81,216
Series 2019-A Class A
07/15/2022	3.480%	548,230	541,349
Series 2019-A Class B
12/15/2022	3.800%	1,750,000	1,670,132
Series 2019-B Class A
10/15/2026	2.720%	1,800,548	1,758,386
Series 2020-REV1 Class A
05/15/2029	2.170%	1,785,000	1,685,343
Subordinated Series 2018-A Class B
12/15/2022	3.950%	256,253	255,617
Bain Capital Credit CLO(a),(b)
Series 2018-1A Class B
3-month USD LIBOR + 1.400% 04/23/2031	2.443%	2,000,000	1,815,674
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	2.535%	2,000,000	1,809,476
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	2.360%	1,800,000	1,658,086
CLUB Credit Trust(a)
Series 2018-P3 Class A
01/15/2026	3.820%	687,407	659,133
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	155,399	153,535
Series 2019-B Class A
06/17/2024	2.660%	1,507,101	1,468,983
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	780,748	772,958
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	726,833	724,520
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Series 2019-P2 Class A
10/15/2026	2.470%	696,436	688,165
Series 2020-P1 Class A
03/15/2028	2.260%	673,410	650,728
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2020-P1 Class B
03/15/2028	2.920%	1,350,000	1,138,597
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P1 Class A
07/15/2025	3.390%	414,456	408,719
Series 2018-P2 Class A
10/15/2025	3.470%	818,747	816,629
Series 2019-P1 Class A
07/15/2026	2.940%	1,692,495	1,669,911
Series 2019-P1 Class B
07/15/2026	3.280%	2,150,000	1,804,635
Subordinated Series 2017-NP2 Class C
01/16/2024	4.870%	106,004	106,038
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	2,584,683	2,488,857
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	3.042%	1,250,000	1,153,399
DT Auto Owner Trust(a)
Series 2019-3A Class C
04/15/2025	2.740%	3,100,000	3,111,518
Subordinated Series 2018-3A Class D
07/15/2024	4.190%	1,000,000	976,479
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	4,250,000	3,835,010
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	900,000	846,489
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	950,000	827,649
GLS Auto Receivables Issuer Trust(a)
Series 2020-1A Class B
11/15/2024	2.430%	4,250,000	4,264,922
LendingClub Receivables Trust(a)
Series 2019-2 Class A
08/15/2025	4.000%	1,427,709	1,414,435
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	2.885%	5,000,000	4,681,365
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	2.485%	3,700,000	3,390,092
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	3.998%	1,150,000	1,026,358
Marlette Funding Trust(a)
Series 2018-1A Class B
03/15/2028	3.190%	437,448	430,921
Series 2018-2A Class B
07/17/2028	3.610%	3,304,050	3,285,705
Subordinated Series 2018-1A Class C
03/15/2028	3.690%	1,300,000	1,286,741
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	2.535%	1,820,000	1,677,383
Octagon Investment Partners XV Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 07/19/2030	2.345%	2,500,000	2,405,460
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	2.548%	4,000,000	3,722,572
Octane Receivables Trust(a)
Series 2019-1A Class A
09/20/2023	3.160%	2,173,655	2,158,078
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	2,140,000	2,130,322
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	2.285%	2,500,000	2,364,845
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	1,312,524	1,280,453
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class A
04/15/2025	3.540%	199,415	197,714
Series 2019-2A Class A
09/15/2025	3.200%	140,272	139,659
Series 2019-3A Class A
07/15/2025	3.190%	2,398,614	2,354,032
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month USD LIBOR + 1.090% Floor 1.090% 01/15/2030	2.309%	4,500,000	4,306,126
SoFi Consumer Loan Program LLC(a)
Series 2016-5 Class A
09/25/2028	3.060%	335,148	332,545
Series 2017-5 Class A2
09/25/2026	2.780%	221,832	214,387
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	1,800,000	1,630,668
Upgrade Receivables Trust(a)
Series 2019-1A Class A
03/15/2025	3.480%	144,232	143,598
Series 2019-2A Class A
10/15/2025	2.770%	2,092,617	2,058,716
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	923,465	872,551
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	1,400,000	1,317,493
Total Asset-Backed Securities — Non-Agency (Cost $88,693,225)			84,718,958

Commercial Mortgage-Backed Securities - Agency 1.6%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,000,000	1,130,346
Federal National Mortgage Association(c)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	4,750,000	5,200,557
Government National Mortgage Association(c),(d)
Series 2019-147 Class IO
06/16/2061	0.681%	9,064,653	643,210
Total Commercial Mortgage-Backed Securities - Agency (Cost $6,456,050)			6,974,113

Commercial Mortgage-Backed Securities - Non-Agency 13.4%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,476,221	2,548,873
Series 2014-SFR3 Class A
12/17/2036	3.678%	2,811,916	2,921,548
Series 2015-SFR2 Class A
10/17/2045	3.732%	1,632,801	1,683,103

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
April 30, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2019-RLJ Class D
1-month USD LIBOR + 1.950% Floor 1.950% 04/15/2036	2.764%	1,300,000	1,012,925
BBCMS Trust(a),(b)
Series 2018-BXH Class A
1-month USD LIBOR + 1.000% Floor 1.000% 10/15/2037	1.814%	2,503,753	2,141,129
Subordinated Series 2018-BXH Class D
1-month USD LIBOR + 2.000% Floor 2.000% 10/15/2037	2.814%	2,000,000	1,604,293
BFLD Trust(a),(b)
Series 2019-DPLO Class A
1-month USD LIBOR + 1.091% Floor 1.091% 10/15/2034	1.904%	3,000,000	2,819,969
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	2.064%	3,000,000	2,767,450
BX Trust(a),(b)
Series 2018-GW Class A
1-month USD LIBOR + 0.801% Floor 0.801% 05/15/2035	1.614%	1,600,000	1,443,511
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587% 10/15/2036	2.401%	823,000	708,634
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.701%	747,000	622,172
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,000,000	996,180
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	2.314%	1,600,000	1,409,969
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	3.064%	2,000,000	1,739,960
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CLNY Trust(a),(b)
Series 2019-IKPR Class A
1-month USD LIBOR + 1.129% Floor 1.129% 11/15/2038	1.943%	1,000,000	901,912
COMM Mortgage Trust(a),(c)
Series 2020-CBM Class D
02/10/2037	3.754%	1,750,000	1,431,853
Hilton U.S.A. Trust(a),(c)
Subordinated Series 2016-HHV Class C
11/05/2038	4.333%	1,700,000	1,530,610
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	4,000,000	4,041,592
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class A
1-month USD LIBOR + 0.850% Floor 0.850% 12/17/2036	1.664%	2,750,373	2,666,140
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.800% 06/17/2037	1.714%	2,528,384	2,416,345
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	1.801%	3,653,686	3,547,591
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class D
11/10/2036	3.177%	1,200,000	964,134
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	716,980	719,136
Series 2018-SF3 Class A
10/17/2035	3.880%	1,019,359	1,044,605
Series 2018-SFR1 Class A
03/17/2035	3.255%	1,682,952	1,689,531
Series 2018-SFR2 Class A
08/17/2035	3.712%	1,350,000	1,374,947
Series 2019-SFR1 Class E
08/17/2035	4.466%	1,100,000	1,043,842
Series 2020-SFR1 Class E
04/17/2037	3.032%	1,800,000	1,574,417
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.914%	1,400,000	1,166,869

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class A
1-month USD LIBOR + 0.851% Floor 0.851% 02/15/2032	1.664%	2,000,000	1,852,429
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	2.064%	900,000	802,686
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090% 02/15/2037	2.904%	5,600,000	4,481,004
Subordinated Series 2017-SMP Class C
1-month USD LIBOR + 1.200% Floor 1.200% 12/15/2034	2.014%	800,000	677,941
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $62,888,988)			58,347,300

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Staples 0.0%
Beverages 0.0%
Crimson Wine Group Ltd.(e)	3	18
Total Consumer Staples		18
Financials 0.0%
Diversified Financial Services 0.0%
Jefferies Financial Group, Inc.	39	535
Total Financials		535
Total Common Stocks (Cost $—)		553

Corporate Bonds & Notes 20.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.8%
General Dynamics Corp.
04/01/2050	4.250%	165,000	213,786
Northrop Grumman Corp.
01/15/2025	2.930%	1,090,000	1,158,076
01/15/2028	3.250%	1,215,000	1,316,740
05/01/2050	5.250%	675,000	957,557
Total			3,646,159
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.0%
Bank of America Corp.(f)
04/29/2031	2.592%	2,340,000	2,402,058
03/20/2051	4.083%	160,000	192,780
Capital One Financial Corp.
05/12/2020	2.500%	1,150,000	1,150,159
JPMorgan Chase & Co.(f)
10/15/2030	2.739%	2,190,000	2,269,275
04/22/2031	2.522%	490,000	501,155
Morgan Stanley(f)
01/22/2031	2.699%	625,000	639,026
Wells Fargo & Co.
10/23/2026	3.000%	1,620,000	1,698,365
Total			8,852,818
Cable and Satellite 0.7%
Charter Communications Operating LLC/Capital
03/01/2050	4.800%	840,000	950,884
04/01/2051	3.700%	665,000	654,824
Comcast Corp.
08/15/2047	4.000%	720,000	853,815
02/01/2050	3.450%	400,000	446,444
Total			2,905,967
Chemicals 0.1%
LYB International Finance III LLC
05/01/2050	4.200%	270,000	273,058
Diversified Manufacturing 0.2%
Carrier Global Corp.(a)
04/05/2040	3.377%	365,000	327,251
04/05/2050	3.577%	485,000	438,562
Total			765,813
Electric 3.6%
AEP Texas, Inc.
01/15/2050	3.450%	1,530,000	1,687,459
Berkshire Hathaway Energy Co.(a)
10/15/2050	4.250%	160,000	204,742
CMS Energy Corp.
03/01/2024	3.875%	660,000	705,578
11/15/2025	3.600%	50,000	53,036
02/15/2027	2.950%	15,000	15,476
Consolidated Edison Co. of New York, Inc.
04/01/2050	3.950%	110,000	132,179
DTE Energy Co.
10/01/2026	2.850%	2,915,000	2,971,487

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp.
08/15/2027	3.150%	5,000	5,352
09/01/2046	3.750%	1,285,000	1,457,732
06/15/2049	4.200%	830,000	1,021,474
Duke Energy Indiana LLC
04/01/2050	2.750%	265,000	271,910
Emera U.S. Finance LP
06/15/2046	4.750%	1,440,000	1,543,876
Indiana Michigan Power Co.
07/01/2047	3.750%	116,000	132,790
PacifiCorp.
02/15/2050	4.150%	330,000	419,716
San Diego Gas & Electric Co.
04/15/2050	3.320%	420,000	459,682
Southern Co. (The)
07/01/2036	4.250%	350,000	389,381
07/01/2046	4.400%	1,414,000	1,671,960
WEC Energy Group, Inc.
06/15/2025	3.550%	325,000	352,192
Xcel Energy, Inc.
06/01/2025	3.300%	665,000	713,151
06/01/2030	3.400%	1,335,000	1,484,754
Total			15,693,927
Finance Companies 1.3%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	2,885,000	2,882,437
11/15/2035	4.418%	2,675,000	2,787,525
Total			5,669,962
Food and Beverage 2.3%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	2,932,000	3,381,775
Bacardi Ltd.(a)
05/15/2048	5.300%	1,425,000	1,630,355
Conagra Brands, Inc.
11/01/2048	5.400%	680,000	907,480
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	1,808,000	1,727,192
Mondelez International, Inc.
04/13/2030	2.750%	960,000	1,021,726
PepsiCo, Inc.(g)
05/01/2030	1.625%	910,000	904,625
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% Floor 0.450% 08/21/2020	2.146%	460,000	459,762
Total			10,032,915
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 1.1%
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	2.031%	963,000	940,669
Becton Dickinson and Co.
06/06/2024	3.363%	420,000	447,500
05/15/2044	4.875%	288,000	335,797
Cigna Corp.
12/15/2048	4.900%	475,000	611,578
CVS Health Corp.
04/01/2040	4.125%	1,120,000	1,256,483
03/25/2048	5.050%	735,000	932,204
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	245,000	248,779
Total			4,773,010
Healthcare Insurance 0.2%
UnitedHealth Group, Inc.
10/15/2047	3.750%	590,000	694,935
Independent Energy 0.2%
Canadian Natural Resources Ltd.
06/30/2033	6.450%	110,000	107,744
Noble Energy, Inc.
04/01/2027	8.000%	809,000	772,266
Total			880,010
Life Insurance 0.8%
Brighthouse Financial, Inc.
06/22/2047	4.700%	5,000	4,331
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	357,000	365,473
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	335,000	350,563
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	110,000	141,753
05/15/2047	4.270%	745,000	885,957
Voya Financial, Inc.
06/15/2026	3.650%	650,000	682,363
06/15/2046	4.800%	784,000	901,558
Total			3,331,998
Media and Entertainment 0.2%
Discovery Communications LLC
05/15/2049	5.300%	813,000	940,990

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.4%
Kinder Morgan, Inc.
02/15/2046	5.050%	1,890,000	2,080,489
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	2,255,000	1,868,930
Southern Natural Gas Co. LLC
03/01/2032	8.000%	195,000	260,461
Western Gas Partners LP
08/15/2048	5.500%	550,000	408,122
Williams Companies, Inc. (The)
09/15/2045	5.100%	1,470,000	1,544,164
Total			6,162,166
Natural Gas 0.6%
NiSource, Inc.
02/15/2023	3.850%	685,000	734,130
02/15/2043	5.250%	55,000	70,757
02/15/2044	4.800%	50,000	62,570
05/15/2047	4.375%	991,000	1,183,773
Sempra Energy
11/15/2025	3.750%	565,000	606,316
06/15/2027	3.250%	92,000	96,314
Total			2,753,860
Pharmaceuticals 0.9%
AbbVie, Inc.(a)
11/21/2049	4.250%	1,380,000	1,591,309
Allergan Funding SCS
06/15/2044	4.850%	655,000	770,750
Amgen, Inc.
02/21/2050	3.375%	625,000	681,698
Bristol-Myers Squibb Co.(a)
02/20/2048	4.550%	160,000	215,172
Johnson & Johnson
12/05/2033	4.375%	427,000	559,216
Total			3,818,145
Railroads 0.4%
CSX Corp.
09/15/2049	3.350%	164,000	174,737
11/01/2066	4.250%	468,000	538,448
Norfolk Southern Corp.(g)
05/11/2050	3.050%	320,000	319,248
Union Pacific Corp.(a)
03/20/2060	3.839%	250,000	278,579
Union Pacific Corp.
02/05/2070	3.750%	600,000	644,753
Total			1,955,765
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.1%
Lowe’s Companies, Inc.
05/03/2047	4.050%	355,000	400,196
Supermarkets 0.2%
Kroger Co. (The)
04/15/2042	5.000%	172,000	209,679
01/15/2048	4.650%	683,000	820,209
Total			1,029,888
Technology 1.1%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	1,805,000	1,883,375
Intel Corp.
03/25/2060	4.950%	620,000	885,500
International Business Machines Corp.(g)
05/15/2040	2.850%	455,000	452,111
NXP BV/Funding LLC/USA, Inc.(a),(g)
05/01/2030	3.400%	200,000	200,422
Oracle Corp.
04/01/2060	3.850%	1,115,000	1,290,245
Total			4,711,653
Transportation Services 0.6%
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	480,000	479,783
11/01/2046	4.200%	330,000	317,903
FedEx Corp.
04/01/2046	4.550%	1,550,000	1,658,147
Total			2,455,833
Wireless 0.1%
T-Mobile U.S.A., Inc.(a)
04/15/2040	4.375%	515,000	583,225
Wirelines 1.3%
AT&T, Inc.
03/01/2029	4.350%	1,929,000	2,172,083
06/15/2045	4.350%	1,485,000	1,632,476
Verizon Communications, Inc.
09/21/2028	4.329%	295,000	349,105
08/10/2033	4.500%	1,000,000	1,244,044
03/22/2050	4.000%	370,000	460,334
Total			5,858,042
Total Corporate Bonds & Notes (Cost $81,281,267)			88,190,335

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
April 30, 2020
Municipal Bonds 0.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 0.3%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	865,000	1,227,582
Total Municipal Bonds (Cost $865,000)			1,227,582

Residential Mortgage-Backed Securities - Agency 34.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
03/01/2021- 05/01/2041	5.000%	165,640	180,084
06/01/2043	4.000%	3,226,208	3,548,049
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.563%	4,229,727	885,895
Federal National Mortgage Association
08/01/2029- 09/01/2045	3.000%	7,338,382	7,799,115
07/01/2038	6.000%	1,099,951	1,269,595
01/01/2040	5.500%	1,627,554	1,858,371
09/01/2040	5.000%	1,120,155	1,280,574
05/01/2043- 02/01/2046	3.500%	12,063,148	13,033,397
11/01/2045- 02/01/2048	4.000%	4,045,076	4,395,816
Federal National Mortgage Association(h)
08/01/2040	4.500%	2,844,285	3,159,564
Federal National Mortgage Association(b),(d)
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.513%	1,329,574	211,561
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.513%	3,582,849	667,917
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	6.163%	5,067,831	1,048,086
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	5.663%	1,535,740	361,508
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	5.613%	1,603,829	334,666
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.663%	3,123,259	609,201
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	5.713%	2,060,220	408,581
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	5.663%	2,575,089	563,159
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.563%	7,018,706	1,440,855
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.563%	2,282,766	422,926
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.563%	3,764,665	576,325
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 2.000, Cap 12.000 07/20/2021- 07/20/2022	3.250%	5,769	5,819
1-year CMT + 1.500% Floor 1.000, Cap 11.000 04/20/2022- 04/20/2028	3.875%	14,959	15,155
Government National Mortgage Association
04/20/2048	4.500%	3,417,545	3,690,546
Government National Mortgage Association(b),(d)
CMO Series 2017-112 Class SJ
-1.0 x 1-month USD LIBOR + 5.660% Cap 5.660% 07/20/2047	4.942%	7,029,405	929,933
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	5.482%	1,652,411	417,912
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	5.482%	2,380,853	578,398

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	5.482%	1,357,119	284,923
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	5.432%	1,557,879	330,341
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	5.482%	1,822,653	309,448
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	5.482%	1,857,812	425,381
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	5.532%	2,063,176	416,509
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	5.482%	1,768,974	370,640
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	5.482%	3,961,451	849,909
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.432%	3,420,772	683,020
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	5.482%	1,850,656	380,435
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	5.482%	2,208,655	416,807
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	5.282%	2,847,155	654,126
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	5.432%	2,155,734	516,489
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	5.432%	2,295,919	485,856
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	5.332%	2,435,905	474,809
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	5.432%	2,368,607	445,579
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	5.332%	2,366,217	320,232
Government National Mortgage Association TBA(g)
05/20/2050	3.500%	11,740,000	12,453,572
Uniform Mortgage-Backed Security TBA(g)
05/18/2035- 05/13/2050	2.500%	37,100,000	38,659,753
05/18/2035- 05/13/2050	3.000%	22,978,000	24,254,342
05/18/2035	3.500%	4,000,000	4,221,875
05/13/2050	4.000%	9,000,000	9,586,046
05/13/2050	4.500%	4,800,000	5,175,000
Total Residential Mortgage-Backed Securities - Agency (Cost $146,645,024)			151,408,100

Residential Mortgage-Backed Securities - Non-Agency 25.6%

Ajax Mortgage Loan Trust(a)
Series 2017-B Class A
09/25/2056	3.163%	1,377,394	1,285,538
American Mortgage Trust(c),(i),(j)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	1,192	723
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	960,000	870,952
Angel Oak Mortgage Trust LLC(a),(c)
CMO Series 2017-3 Class A2
11/25/2047	2.883%	856,564	849,344
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	355,442	351,546
Arroyo Mortgage Trust(a),(c)
CMO Series 2019-2 Class A1
04/25/2049	3.347%	940,108	936,235
CMO Series 2019-2 Class A3
04/25/2049	3.800%	940,108	905,357

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund IIIb Trust(a),(c)
Series 2019-LT2 Class A1
10/28/2034	3.376%	307,145	292,618
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-SPL3 Class A
11/28/2053	4.000%	2,431,203	2,449,808
Bayview Opportunity Master Fund Trust(a),(c)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	503,508	483,879
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	1.837%	3,472,197	3,356,984
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	2.087%	1,600,000	1,399,639
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.787%	123,420	121,574
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	2.487%	4,250,000	3,860,443
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.587%	278,121	268,698
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	2.087%	3,200,000	2,798,711
Series 2019-4A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 10/25/2029	3.314%	643,889	612,535
BRAVO Residential Funding Trust(a),(c)
CMO Series 2019-NQM1 Class A3
07/25/2059	2.996%	2,143,765	2,066,559
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	577,333	569,061
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	247,428	238,429
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	300,000	250,828
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-2 Class A1
07/25/2049	2.880%	3,415,710	3,284,914
CMO Series 2019-3 Class A2
11/25/2059	2.981%	3,238,225	3,118,287
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIM Trust(a),(c)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	1,485,380	1,489,454
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	2.061%	1,654,291	1,575,980
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2015-A Class A4
06/25/2058	4.250%	150,553	146,254
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	731,091	723,391
CMO Series 2019-IMC1 Class A2
07/25/2049	2.930%	1,485,184	1,475,020
COLT 2019-1 Mortgage Loan Trust(a),(c)
CMO Series 2019-1 Class A3
03/25/2049	4.012%	497,739	484,733
CSMC Trust(a)
CMO Series 2018-RPL7 Class A1
08/26/2058	4.000%	1,765,804	1,676,016
CMO Series 2020-RPL2 Class A12
02/25/2060	4.000%	1,250,000	1,187,500
Deephaven Residential Mortgage Trust(a)
CMO Series 2018-1A Class A3
12/25/2057	3.202%	1,065,359	1,066,189
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2019-1A Class A3
01/25/2059	3.948%	748,631	730,989
Eagle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.937%	3,100,000	2,682,287
Eagle RE Ltd.(a),(b)
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	2.647%	351,861	334,262
FWD Securitization Trust(a),(c)
CMO Series 2020-INV1 Class M1
01/25/2050	2.850%	3,500,000	3,010,508
GCAT LLC(a),(c)
CMO Series 2019-3 Class A1
10/25/2049	3.352%	491,101	468,647
CMO Series 2020-1 Class A1
01/26/2060	2.981%	1,119,801	1,034,379
GCAT LLC(a)
CMO Series 2019-NQM1 Class A3
02/25/2059	3.395%	1,893,598	1,814,025

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT Trust(a),(c)
CMO Series 2019-NQM2 Class A2
09/25/2059	3.060%	428,088	415,849
CMO Series 2019-NQM3 Class A3
11/25/2059	3.043%	710,713	667,076
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.387%	1,400,000	1,307,279
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	3,460,138	3,034,186
Legacy Mortgage Asset Trust(a)
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	860,056	816,801
MFA Trust(a),(c)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	403,846	397,077
Mill City Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	377,410	377,504
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class A
07/25/2054	3.790%	1,273,300	1,221,217
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	572,985	563,720
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	1,227,221	1,213,710
New Residential Mortgage Loan Trust(a)
CMO Series 2018-RPL1 Class A1
12/25/2057	3.500%	752,988	779,251
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class A
01/25/2023	3.193%	540,759	542,041
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	2.037%	650,281	619,626
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.887%	160,956	154,446
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.437%	1,500,000	1,345,815
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OBX Trust(a),(b)
CMO Series 2018-EXP1 Class 2A1A
1-month USD LIBOR + 0.850% Floor 0.850% 04/25/2048	1.337%	1,303,796	1,291,596
OSAT Trust(a),(c)
CMO Series 2020-RPL1 Class A1
12/01/2059	3.072%	1,474,884	1,385,219
PMT Credit Risk Transfer Trust(a),(b),(i),(j)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.438%	1,862,490	1,634,409
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	3.188%	1,469,782	1,243,642
Preston Ridge Partners Mortgage LLC(a),(c)
CMO Series 2018-1A Class A1
04/25/2023	3.750%	1,045,226	995,703
CMO Series 2019-1A Class A1
01/25/2024	4.500%	1,074,354	1,020,962
PRPM LLC(a),(c)
CMO Series 2020-1A Class A1
02/25/2025	2.981%	4,065,107	3,668,344
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 02/25/2030	1.437%	3,250,000	3,005,580
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	2.237%	1,500,000	1,304,028
RCO V Mortgage LLC(a),(c)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	1,135,123	1,023,513
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	968,068	890,502
Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	604,702	591,886
CMO Series 2019-3 Class A3
09/25/2059	3.044%	694,338	694,489
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2018-IMC1 Class A3
03/25/2048	3.977%	1,289,006	1,262,870

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-IMC2 Class A3
10/25/2048	4.376%	3,177,712	3,139,254
CMO Series 2019-IMC1 Class A2
04/25/2049	3.651%	552,112	542,832
CMO Series 2019-INV1 Class A3
08/25/2049	2.916%	3,360,557	3,198,228
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	2,450,000	2,198,665
Towd Point Mortgage Trust(a)
CMO Series 2016-2 Class A1
08/25/2055	3.000%	700,477	707,767
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	1.487%	1,617,385	1,596,809
Vendee Mortgage Trust(c),(d)
CMO Series 1998-1 Class 2IO
03/15/2028	0.153%	1,063,426	5,045
CMO Series 1998-3 Class IO
03/15/2029	0.000%	1,294,790	178
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(c)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	3,589,988	3,281,831
Vericrest Opportunity Loan Trust(a),(c)
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	491,754	426,638
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	1,330,740	1,168,421
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	1,227,172	1,100,055
Verus Securitization Trust(a),(c)
CMO Series 2018-2 Class A3
06/01/2058	3.830%	1,412,019	1,347,262
CMO Series 2019-2 Class A2
04/25/2059	3.345%	552,518	548,752
CMO Series 2019-2 Class A3
04/25/2059	3.448%	690,647	684,606
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3 Class A3
07/25/2059	3.040%	2,655,721	2,651,291
CMO Series 2019-4 Class A2
11/25/2059	2.846%	905,106	889,839
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	761,818	730,261
CMO Series 2020-1 Class A3
01/25/2060	2.724%	1,494,943	1,464,805
Visio Trust(a),(c)
CMO Series 2019-1 Class A1
06/25/2054	3.572%	868,886	880,734
CMO Series 2019-2 Class A2
11/25/2054	2.924%	1,421,290	1,348,950
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $118,079,576)			111,652,860

U.S. Treasury Obligations 0.8%

U.S. Treasury
08/15/2048	3.000%	530,000	747,466
U.S. Treasury(k)
STRIPS
02/15/2040	0.000%	3,461,000	2,712,288
Total U.S. Treasury Obligations (Cost $2,732,806)			3,459,754

Money Market Funds 6.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.519%(l),(m)	28,600,901	28,606,621
Total Money Market Funds (Cost $28,593,790)		28,606,621
Total Investments in Securities (Cost: $536,235,726)		534,586,176
Other Assets & Liabilities, Net		(99,303,635)
Net Assets		435,282,541

At April 30, 2020, securities and/or cash totaling $2,939,039 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	408	06/2020	USD	56,737,500	3,154,748	—
U.S. Treasury 5-Year Note	235	06/2020	USD	29,488,828	1,106,647	—
U.S. Ultra Treasury Bond	76	06/2020	USD	17,083,375	2,170,579	—
Total					6,431,974	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2020, the total value of these securities amounted to $262,724,221, which represents 60.36% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2020.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2020.
(g)	Represents a security purchased on a when-issued basis.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2020, the total value of these securities amounted to $2,878,774, which represents 0.66% of total net assets.
(j)	Valuation based on significant unobservable inputs.
(k)	Zero coupon bond.
(l)	The rate shown is the seven-day current annualized yield at April 30, 2020.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 0.519%
	15,901,930	209,079,679	(196,380,708)	28,600,901	(6,411)	12,831	356,113	28,606,621
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
April 30, 2020
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	84,718,958	—	84,718,958
Commercial Mortgage-Backed Securities - Agency	—	6,974,113	—	6,974,113
Commercial Mortgage-Backed Securities - Non-Agency	—	58,347,300	—	58,347,300
Common Stocks
Consumer Staples	—	18	—	18
Financials	535	—	—	535
Total Common Stocks	535	18	—	553
Corporate Bonds & Notes	—	88,190,335	—	88,190,335
Municipal Bonds	—	1,227,582	—	1,227,582
Residential Mortgage-Backed Securities - Agency	—	151,408,100	—	151,408,100
Residential Mortgage-Backed Securities - Non-Agency	—	108,774,086	2,878,774	111,652,860
U.S. Treasury Obligations	747,466	2,712,288	—	3,459,754
Money Market Funds	28,606,621	—	—	28,606,621
Total Investments in Securities	29,354,622	502,352,780	2,878,774	534,586,176
Investments in Derivatives
Asset
Futures Contracts	6,431,974	—	—	6,431,974
Total	35,786,596	502,352,780	2,878,774	541,018,150
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Fair value measurements  (continued)
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	21

Statement of Assets and Liabilities
April 30, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $507,641,936)	$505,979,555
Affiliated issuers (cost $28,593,790)	28,606,621
Cash collateral held at broker for:
TBA	129,000
Receivable for:
Investments sold	1,316,564
Capital shares sold	991,913
Dividends	11,727
Interest	1,591,424
Foreign tax reclaims	17,146
Variation margin for futures contracts	54,773
Expense reimbursement due from Investment Manager	2,050
Prepaid expenses	500
Trustees’ deferred compensation plan	194,921
Total assets	538,896,194
Liabilities
Due to custodian	49,422
Payable for:
Investments purchased	5,998,200
Investments purchased on a delayed delivery basis	96,158,278
Capital shares purchased	171,146
Distributions to shareholders	889,918
Variation margin for futures contracts	61,750
Management services fees	5,920
Distribution and/or service fees	794
Transfer agent fees	18,588
Compensation of board members	48,778
Compensation of chief compliance officer	12
Other expenses	15,926
Trustees’ deferred compensation plan	194,921
Total liabilities	103,613,653
Net assets applicable to outstanding capital stock	$435,282,541
Represented by
Paid in capital	424,127,426
Total distributable earnings (loss)	11,155,115
Total - representing net assets applicable to outstanding capital stock	$435,282,541
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Bond Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
April 30, 2020
Class A
Net assets	$75,374,562
Shares outstanding	8,643,853
Net asset value per share	$8.72
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.15
Advisor Class
Net assets	$1,675,929
Shares outstanding	192,446
Net asset value per share	$8.71
Class C
Net assets	$8,519,381
Shares outstanding	978,341
Net asset value per share	$8.71
Institutional Class
Net assets	$68,639,595
Shares outstanding	7,872,090
Net asset value per share	$8.72
Institutional 2 Class
Net assets	$6,038,358
Shares outstanding	694,395
Net asset value per share	$8.70
Institutional 3 Class
Net assets	$265,664,690
Shares outstanding	30,408,761
Net asset value per share	$8.74
Class R
Net assets	$1,224,822
Shares outstanding	140,474
Net asset value per share	$8.72
Class V
Net assets	$8,145,204
Shares outstanding	935,776
Net asset value per share	$8.70
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$9.13
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	23

Statement of Operations
Year Ended April 30, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$66
Dividends — affiliated issuers	356,113
Interest	13,198,599
Total income	13,554,778
Expenses:
Management services fees	2,052,692
Distribution and/or service fees
Class A	152,765
Class C	54,331
Class R	3,933
Class V	12,504
Transfer agent fees
Class A	91,862
Advisor Class	1,825
Class C	8,142
Institutional Class	90,271
Institutional 2 Class	3,258
Institutional 3 Class	20,384
Class R	1,186
Class V	12,627
Compensation of board members	10,721
Custodian fees	30,463
Printing and postage fees	28,949
Registration fees	117,042
Audit fees	48,811
Legal fees	9,605
Compensation of chief compliance officer	149
Other	16,862
Total expenses	2,768,382
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(691,739)
Fees waived by transfer agent
Institutional 3 Class	(13,763)
Expense reduction	(1,120)
Total net expenses	2,061,760
Net investment income	11,493,018
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,898,523
Investments — affiliated issuers	(6,411)
Foreign currency translations	65
Futures contracts	6,780,024
Options purchased	342,500
Options contracts written	(479,199)
Net realized gain	14,535,502
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,821,527)
Investments — affiliated issuers	12,831
Futures contracts	5,850,563
Options purchased	(18,843)
Options contracts written	10,827
Net change in unrealized appreciation (depreciation)	2,033,851
Net realized and unrealized gain	16,569,353
Net increase in net assets resulting from operations	$28,062,371
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Bond Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended April 30, 2020	Year Ended April 30, 2019
Operations
Net investment income	$11,493,018	$11,686,158
Net realized gain (loss)	14,535,502	(1,531,170)
Net change in unrealized appreciation (depreciation)	2,033,851	9,001,425
Net increase in net assets resulting from operations	28,062,371	19,156,413
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,327,117)	(1,340,588)
Advisor Class	(52,082)	(19,447)
Class C	(163,425)	(91,062)
Institutional Class	(2,429,802)	(1,545,968)
Institutional 2 Class	(243,329)	(62,439)
Institutional 3 Class	(11,223,898)	(8,285,299)
Class R	(26,491)	(15,353)
Class T	—	(149)
Class V	(324,290)	(238,350)
Total distributions to shareholders	(16,790,434)	(11,598,655)
Increase (decrease) in net assets from capital stock activity	48,307,507	(40,986,785)
Total increase (decrease) in net assets	59,579,444	(33,429,027)
Net assets at beginning of year	375,703,097	409,132,124
Net assets at end of year	$435,282,541	$375,703,097
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2020		April 30, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,150,920	36,178,190	1,032,115	8,545,104
Distributions reinvested	212,528	1,850,202	119,481	990,693
Redemptions	(1,594,324)	(13,839,503)	(1,415,970)	(11,685,508)
Net increase (decrease)	2,769,124	24,188,889	(264,374)	(2,149,711)
Advisor Class
Subscriptions	444,786	3,932,808	37,216	308,849
Distributions reinvested	5,942	51,679	2,314	19,166
Redemptions	(345,620)	(3,064,920)	(12,265)	(101,649)
Net increase	105,108	919,567	27,265	226,366
Class C
Subscriptions	750,314	6,556,459	259,041	2,138,136
Distributions reinvested	16,733	145,278	9,638	79,782
Redemptions	(268,994)	(2,310,964)	(513,962)	(4,252,640)
Net increase (decrease)	498,053	4,390,773	(245,283)	(2,034,722)
Institutional Class
Subscriptions	3,180,709	27,700,453	567,628	4,698,580
Distributions reinvested	242,126	2,108,611	156,931	1,300,959
Redemptions	(1,602,225)	(13,936,157)	(1,502,294)	(12,396,994)
Net increase (decrease)	1,820,610	15,872,907	(777,735)	(6,397,455)
Institutional 2 Class
Subscriptions	664,876	5,823,625	359,306	2,964,758
Distributions reinvested	27,966	242,880	7,485	62,142
Redemptions	(435,651)	(3,809,665)	(34,201)	(281,160)
Net increase	257,191	2,256,840	332,590	2,745,740
Institutional 3 Class
Subscriptions	2,323,824	20,209,242	1,375,268	11,439,833
Distributions reinvested	12,557	109,548	7,072	58,748
Redemptions	(2,300,827)	(19,826,805)	(5,339,004)	(44,116,064)
Net increase (decrease)	35,554	491,985	(3,956,664)	(32,617,483)
Class R
Subscriptions	81,146	721,713	16,960	140,236
Distributions reinvested	3,046	26,481	1,851	15,353
Redemptions	(24,095)	(210,839)	(4,836)	(40,041)
Net increase	60,097	537,355	13,975	115,548
Class T
Redemptions	—	—	(1,138)	(9,355)
Net decrease	—	—	(1,138)	(9,355)
Class V
Subscriptions	6,504	56,662	3,637	29,963
Distributions reinvested	27,782	241,426	21,018	173,913
Redemptions	(74,554)	(648,897)	(129,292)	(1,069,589)
Net decrease	(40,268)	(350,809)	(104,637)	(865,713)
Total net increase (decrease)	5,505,469	48,307,507	(4,976,001)	(40,986,785)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Bond Fund | Annual Report 2020

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Columbia Bond Fund | Annual Report 2020	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2020	$8.46	0.22	0.37	0.59	(0.22)	(0.11)	(0.33)
Year Ended 4/30/2019	$8.28	0.23	0.17	0.40	(0.22)	—	(0.22)
Year Ended 4/30/2018	$8.47	0.16	(0.19)	(0.03)	(0.15)	(0.01)	(0.16)
Year Ended 4/30/2017	$8.72	0.16	(0.05)	0.11	(0.15)	(0.21)	(0.36)
Year Ended 4/30/2016	$8.91	0.16	0.07	0.23	(0.21)	(0.21)	(0.42)
Advisor Class
Year Ended 4/30/2020	$8.45	0.24	0.37	0.61	(0.24)	(0.11)	(0.35)
Year Ended 4/30/2019	$8.27	0.25	0.18	0.43	(0.25)	—	(0.25)
Year Ended 4/30/2018	$8.46	0.18	(0.18)	0.00(e)	(0.18)	(0.01)	(0.19)
Year Ended 4/30/2017	$8.72	0.18	(0.06)	0.12	(0.17)	(0.21)	(0.38)
Year Ended 4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)	(0.44)
Class C
Year Ended 4/30/2020	$8.45	0.15	0.38	0.53	(0.16)	(0.11)	(0.27)
Year Ended 4/30/2019	$8.27	0.16	0.18	0.34	(0.16)	—	(0.16)
Year Ended 4/30/2018	$8.46	0.09	(0.18)	(0.09)	(0.09)	(0.01)	(0.10)
Year Ended 4/30/2017	$8.71	0.10	(0.05)	0.05	(0.09)	(0.21)	(0.30)
Year Ended 4/30/2016	$8.90	0.09	0.07	0.16	(0.14)	(0.21)	(0.35)
Institutional Class
Year Ended 4/30/2020	$8.46	0.24	0.37	0.61	(0.24)	(0.11)	(0.35)
Year Ended 4/30/2019	$8.28	0.25	0.18	0.43	(0.25)	—	(0.25)
Year Ended 4/30/2018	$8.47	0.15	(0.15)	0.00(e)	(0.18)	(0.01)	(0.19)
Year Ended 4/30/2017	$8.72	0.18	(0.05)	0.13	(0.17)	(0.21)	(0.38)
Year Ended 4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)	(0.44)
Institutional 2 Class
Year Ended 4/30/2020	$8.43	0.25	0.38	0.63	(0.25)	(0.11)	(0.36)
Year Ended 4/30/2019	$8.26	0.26	0.16	0.42	(0.25)	—	(0.25)
Year Ended 4/30/2018	$8.44	0.19	(0.18)	0.01	(0.18)	(0.01)	(0.19)
Year Ended 4/30/2017	$8.70	0.17	(0.04)	0.13	(0.18)	(0.21)	(0.39)
Year Ended 4/30/2016	$8.89	0.19	0.07	0.26	(0.24)	(0.21)	(0.45)
Institutional 3 Class
Year Ended 4/30/2020	$8.48	0.25	0.38	0.63	(0.26)	(0.11)	(0.37)
Year Ended 4/30/2019	$8.30	0.26	0.18	0.44	(0.26)	—	(0.26)
Year Ended 4/30/2018	$8.48	0.21	(0.19)	0.02	(0.19)	(0.01)	(0.20)
Year Ended 4/30/2017	$8.74	0.19	(0.05)	0.14	(0.19)	(0.21)	(0.40)
Year Ended 4/30/2016	$8.92	0.19	0.09	0.28	(0.25)	(0.21)	(0.46)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2020	$8.72	7.05%	0.97%	0.80%(c)	2.50%	229%	$75,375
Year Ended 4/30/2019	$8.46	4.98%	1.01%	0.83%(c)	2.73%	236%	$49,696
Year Ended 4/30/2018	$8.28	(0.33%)	1.00%	0.86%(c)	1.84%	257%	$50,845
Year Ended 4/30/2017	$8.47	1.34%	0.98%(d)	0.82%(c),(d)	1.86%	375%	$52,029
Year Ended 4/30/2016	$8.72	2.74%	1.02%	0.86%(c)	1.83%	428%	$55,058
Advisor Class
Year Ended 4/30/2020	$8.71	7.32%	0.71%	0.55%(c)	2.74%	229%	$1,676
Year Ended 4/30/2019	$8.45	5.24%	0.76%	0.58%(c)	3.03%	236%	$738
Year Ended 4/30/2018	$8.27	(0.08%)	0.75%	0.61%(c)	2.09%	257%	$497
Year Ended 4/30/2017	$8.46	1.48%	0.73%(d)	0.57%(c),(d)	2.10%	375%	$516
Year Ended 4/30/2016	$8.72	3.01%	0.77%	0.61%(c)	2.07%	428%	$390
Class C
Year Ended 4/30/2020	$8.71	6.26%	1.72%	1.55%(c)	1.74%	229%	$8,519
Year Ended 4/30/2019	$8.45	4.20%	1.76%	1.59%(c)	1.96%	236%	$4,058
Year Ended 4/30/2018	$8.27	(1.08%)	1.75%	1.61%(c)	1.04%	257%	$6,001
Year Ended 4/30/2017	$8.46	0.59%	1.73%(d)	1.57%(c),(d)	1.11%	375%	$9,461
Year Ended 4/30/2016	$8.71	1.98%	1.77%	1.61%(c)	1.08%	428%	$10,870
Institutional Class
Year Ended 4/30/2020	$8.72	7.32%	0.72%	0.55%(c)	2.76%	229%	$68,640
Year Ended 4/30/2019	$8.46	5.24%	0.76%	0.58%(c)	2.97%	236%	$51,185
Year Ended 4/30/2018	$8.28	(0.08%)	0.74%	0.61%(c)	1.74%	257%	$56,556
Year Ended 4/30/2017	$8.47	1.60%	0.73%(d)	0.58%(c),(d)	2.11%	375%	$369,017
Year Ended 4/30/2016	$8.72	3.00%	0.77%	0.61%(c)	2.08%	428%	$440,059
Institutional 2 Class
Year Ended 4/30/2020	$8.70	7.55%	0.62%	0.46%	2.83%	229%	$6,038
Year Ended 4/30/2019	$8.43	5.24%	0.64%	0.47%	3.20%	236%	$3,687
Year Ended 4/30/2018	$8.26	0.13%	0.64%	0.51%	2.20%	257%	$864
Year Ended 4/30/2017	$8.44	1.58%	0.63%(d)	0.49%(d)	1.99%	375%	$735
Year Ended 4/30/2016	$8.70	3.11%	0.60%	0.50%	2.14%	428%	$52
Institutional 3 Class
Year Ended 4/30/2020	$8.74	7.47%	0.57%	0.40%	2.91%	229%	$265,665
Year Ended 4/30/2019	$8.48	5.41%	0.58%	0.42%	3.14%	236%	$257,417
Year Ended 4/30/2018	$8.30	0.19%	0.59%	0.46%	2.46%	257%	$284,876
Year Ended 4/30/2017	$8.48	1.63%	0.54%(d)	0.42%(d)	2.26%	375%	$29,756
Year Ended 4/30/2016	$8.74	3.28%	0.56%	0.45%	2.24%	428%	$31,981
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 4/30/2020	$8.46	0.20	0.37	0.57	(0.20)	(0.11)	(0.31)
Year Ended 4/30/2019	$8.28	0.21	0.17	0.38	(0.20)	—	(0.20)
Year Ended 4/30/2018	$8.47	0.13	(0.18)	(0.05)	(0.13)	(0.01)	(0.14)
Year Ended 4/30/2017	$8.72	0.14	(0.05)	0.09	(0.13)	(0.21)	(0.34)
Year Ended 4/30/2016	$8.91	0.14	0.07	0.21	(0.19)	(0.21)	(0.40)
Class V
Year Ended 4/30/2020	$8.44	0.23	0.37	0.60	(0.23)	(0.11)	(0.34)
Year Ended 4/30/2019	$8.27	0.23	0.17	0.40	(0.23)	—	(0.23)
Year Ended 4/30/2018	$8.46	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)
Year Ended 4/30/2017	$8.71	0.17	(0.05)	0.12	(0.16)	(0.21)	(0.37)
Year Ended 4/30/2016	$8.90	0.17	0.07	0.24	(0.22)	(0.21)	(0.43)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class V
04/30/2017	0.04%	0.04%	0.04%	0.03%	0.02%	0.03%	0.03%	0.03%

(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 4/30/2020	$8.72	6.79%	1.22%	1.05%(c)	2.26%	229%	$1,225
Year Ended 4/30/2019	$8.46	4.71%	1.26%	1.08%(c)	2.51%	236%	$680
Year Ended 4/30/2018	$8.28	(0.58%)	1.25%	1.11%(c)	1.54%	257%	$550
Year Ended 4/30/2017	$8.47	1.09%	1.23%(d)	1.08%(c),(d)	1.62%	375%	$922
Year Ended 4/30/2016	$8.72	2.49%	1.27%	1.11%(c)	1.57%	428%	$1,750
Class V
Year Ended 4/30/2020	$8.70	7.17%	0.87%	0.70%(c)	2.62%	229%	$8,145
Year Ended 4/30/2019	$8.44	4.96%	0.91%	0.73%(c)	2.83%	236%	$8,242
Year Ended 4/30/2018	$8.27	(0.23%)	0.90%	0.76%(c)	1.92%	257%	$8,934
Year Ended 4/30/2017	$8.46	1.44%	0.88%(d)	0.73%(c),(d)	1.95%	375%	$10,139
Year Ended 4/30/2016	$8.71	2.85%	0.92%	0.76%(c)	1.93%	428%	$10,887
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2020	31

Notes to Financial Statements
April 30, 2020
Note 1. Organization
Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
32	Columbia Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Bond Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
April 30, 2020
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
34	Columbia Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Columbia Bond Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
April 30, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,431,974*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Interest rate risk	6,780,024	(479,199)	342,500	6,643,325

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Interest rate risk	5,850,563	10,827	(18,843)	5,842,547
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2020:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	109,668,942*
Futures contracts — short	4,541,164**

Derivative instrument	Average value ($)**
Options contracts — purchased	17,881
Options contracts — written	(104,988)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2020.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2020.
36	Columbia Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to
Columbia Bond Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
April 30, 2020
receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
38	Columbia Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent Accounting Pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2020 was 0.50% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Bond Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
April 30, 2020
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective September 1, 2019 through August 31, 2020, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended April 30, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class R	0.15
Class V	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,120.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
40	Columbia Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	103,936
Class C	—	1.00(b)	529
Class V	4.75	0.50 - 1.00(a)	38

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2019 through August 31, 2020	Prior to September 1, 2019
Class A	0.81%	0.82%
Advisor Class	0.56	0.57
Class C	1.56	1.57
Institutional Class	0.56	0.57
Institutional 2 Class	0.46	0.46
Institutional 3 Class	0.40	0.40
Class R	1.06	1.07
Class V	0.71	0.72
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective September 1, 2019 through August 31, 2020, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to Institutional 3 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Bond Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
April 30, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, principal and/or interest of fixed income securities and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
71,561	(71,561)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2020			Year Ended April 30, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
14,650,590	2,139,844	16,790,434	11,598,655	—	11,598,655
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
8,140,466	5,957,504	—	(1,808,023)
At April 30, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
542,826,173	14,377,211	(16,185,234)	(1,808,023)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	1,157,981
42	Columbia Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,134,896,355 and $1,055,749,342, respectively, for the year ended April 30, 2020, of which $882,661,244 and $867,697,707, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2020.
Columbia Bond Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
April 30, 2020
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
44	Columbia Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Columbia Bond Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
April 30, 2020
Shareholder concentration risk
At April 30, 2020, one unaffiliated shareholder of record owned 65.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 10.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
46	Columbia Bond Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Bond Fund | Annual Report 2020	47

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$8,502,215
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	68	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	68	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	68	None
48	Columbia Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	68	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	68	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	68	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	68	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Bond Fund | Annual Report 2020	49

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	68	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	68	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	171	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
50	Columbia Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Bond Fund | Annual Report 2020	51

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
52	Columbia Bond Fund | Annual Report 2020

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Columbia Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN121_04_K01_(06/20)

Annual Report
April 30, 2020
Columbia Small Cap Value Fund I
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Small Cap Value Fund I (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund I  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended April 30, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/25/86	-23.69	0.12	4.84
	Including sales charges		-28.07	-1.06	4.22
Advisor Class*		11/08/12	-23.49	0.38	5.04
Class C	Excluding sales charges	01/15/96	-24.24	-0.63	4.05
	Including sales charges		-24.96	-0.63	4.05
Institutional Class		07/31/95	-23.48	0.38	5.10
Institutional 2 Class*		11/08/12	-23.39	0.51	5.15
Institutional 3 Class		07/15/09	-23.34	0.57	5.30
Class R*		09/27/10	-23.87	-0.13	4.58
Russell 2000 Value Index			-23.84	0.30	5.30
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Small Cap Value Fund I | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2010 — April 30, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2020)
Common Stocks	98.8
Exchange-Traded Equity Funds	0.4
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at April 30, 2020)
Communication Services	1.8
Consumer Discretionary	13.2
Consumer Staples	2.7
Energy	4.2
Financials	35.4
Health Care	4.6
Industrials	13.7
Information Technology	9.3
Materials	10.0
Real Estate	5.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund I | Annual Report 2020

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2020, the Fund’s Class A shares returned -23.69% excluding sales charges. In a difficult period for stocks, the Fund held up somewhat better than its benchmark, the Russell 2000 Value Index, which returned -23.84% over the same period. Stock selection in the financials, information technology and consumer discretionary sectors aided performance relative to the benchmark, while stock selection in health care and real estate detracted from relative performance, as did an underweight in the utilities sector. As investors grew fearful of the impact of the COVID-19 virus, the Fund’s emphasis on high quality companies helped protect investors on the downside relative to the benchmark during the market swoon.
As COVID-19 spread, global economies and financial markets faltered
Optimism prevailed early in the 12-month period, buoyed by modest economic growth and a recovery from meaningful stock market losses at the end of 2018. However, the pace of growth stalled around the world as COVID-19 spread from China and South Korea through Europe, the United States and the rest of the world. With much of the world’s population on lockdown, the decline in business activity and surge in layoffs pushed the global economy toward recession.
Central banks responded aggressively, cutting interest rates, restarting quantitative easing and initiating other measures to provide liquidity to financial markets. In the United States, the Federal Reserve reduced the federal funds target rate, a key short-term borrowing rate, essentially to zero. The U.S. government passed two rounds of sweeping legislation to help diminish the impact of lost paychecks and declining business activity, with the possibility of more in the months to come.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock performance, returned 0.86% for the 12-month period. Growth stocks outperformed value stocks and small-cap stocks lagged large- and mid-cap stocks. However, a shift from growth to value was apparent in the final months of the 12-month period, on the heels of what seemed like a tentative trade agreement between China and the United States.
Contributors and detractors
Stock selection in the financials, information technology and consumer discretionary sectors aided relative performance. Within financials, a position in Blackstone Mortgage Trust, Inc. contributed to Fund gains. Even though Blackstone is a large benchmark position, the Fund had no exposure to the name at the beginning of the period because we thought it was trading at or near full value. We purchased the stock after it had fallen sharply, and shareholders benefited as it rebounded off its bottom. An investment in Hilltop Holdings, Inc., one of the larger banks in the portfolio, benefited shareholder returns. It has a strong mortgage business, conservative credit quality and a solid cash position, which we believed could help position the company for substantial opportunity coming out of this downturn. Even though Hilltop shares declined during the period, the modest loss was significantly less than the sector loss overall.
Within the information technology sector, the Fund delivered a solid gain, boosted by the strength of stock selection within the semiconductor industry, where Columbia Threadneedle research analysts made a significant contribution to our process. Cirrus Logic, Inc. benefited from its relationship to Apple Inc., its largest customer. Apple’s sales improvement plus excitement about its forthcoming “5G” (fifth generation) phone buoyed Cirrus shares. We took profits and sold the stock. MACOM Technology Solutions Holdings, Inc. was a turnaround story, with new management and improved performance from its data center business. Another Apple supplier, Lumentum Holdings, Inc., which also sells optical devices built into telecom networks and data center communications gear, aided relative performance. Lumentum is another potential beneficiary of 5G technology and data center spending. All three names enjoyed 30%+ gains during the reporting period.
Within the consumer discretionary sector, the Fund made a significant gain from Aaron’s Inc., not once, but twice during the period. Aaron’s Rent offers big-purchase items, such as refrigerators and washing machines, on a rent-to-own basis. It also has an online business that operates through large, third-party vendors, such as Best Buy. The company gained so much ground during the first nine months of the period that we took profits and sold the stock. After it tumbled sharply, we bought it back at a significant discount to our estimate of fair value, and Aaron’s shares doubled in price by the end of the period. Thor Industries, Inc., a global leader in recreational vehicle (RV) manufacturing generated a modest but positive return. Last year Thor shares fell as light RV orders combined with excess inventory weighed on results. We invested in Thor at an attractive price and believe it has considerable long-term potential. An overweight position in closeout retail chain Big Lots, Inc. also made a positive contribution to Fund results. The company unlocked value in its balance sheet by selling off certain real estate holdings and investors responded favorably to the move.
Columbia Small Cap Value Fund I | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The Fund lagged the benchmark in the health care, real estate and utilities sectors. In health care, out-of-benchmark positions in Aerie Pharmaceuticals, Inc. and TherapeuticsMD, Inc. were a significant drag on relative results. Both companies are preparing to launch new drugs and therapies and, as such, have made significant investments in sales and marketing, which have overwhelmed revenue generation. However, we believed that these expenses have the potential to be justified over the long term and we continued to like the prospects for both companies. Also in health care, Sientra, Inc., which specializes in breast implants and reconstruction, was a victim of the COVID-19 pandemic, as much elective surgery was put on hold. We exited the position. In the real estate sector, the Fund gave up some ground relative to the benchmark because we focused investments in hotels, an area that was significantly out of favor at the end of the period. Positions in RLJ Lodging Trust and SunStone Hotel Investors, Inc. were particularly disappointing, as the market did not appear to discriminate between good and bad balance sheets in the industry selloff. We held onto both positions. The Fund had no exposure to utilities, which weighed on relative results because the defensive sector held up better than most others during the period.
At period’s end
At year end, the Fund was overweight in the financials, consumer discretionary and materials sectors and underweight in the utilities, real estate and health care sectors. We continue to helm the Columbia Small Cap Value Fund I with the same high-quality focused philosophy we have had since we took it over in June 2002. We believe that this emphasis on quality was key to the Fund’s ability to withstand the volatility that rocked the stock market at the end of the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund I | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2019 — April 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	791.50	1,018.30	5.88	6.62	1.32
Advisor Class	1,000.00	1,000.00	792.40	1,019.54	4.77	5.37	1.07
Class C	1,000.00	1,000.00	788.70	1,014.57	9.21	10.37	2.07
Institutional Class	1,000.00	1,000.00	792.60	1,019.54	4.77	5.37	1.07
Institutional 2 Class	1,000.00	1,000.00	793.00	1,020.19	4.19	4.72	0.94
Institutional 3 Class	1,000.00	1,000.00	793.30	1,020.44	3.97	4.47	0.89
Class R	1,000.00	1,000.00	790.40	1,017.06	6.99	7.87	1.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Value Fund I | Annual Report 2020	7

Portfolio of Investments
April 30, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 1.8%
Entertainment 0.2%
Lions Gate Entertainment Corp., Class B(a)	136,514	911,914
Interactive Media & Services 0.3%
Trivago NV, ADR(a)	658,379	1,204,834
Media 0.8%
Criteo SA, ADR(a)	236,170	2,345,168
Liberty Latin America Ltd., Class C(a)	114,554	1,184,488
Total		3,529,656
Wireless Telecommunication Services 0.5%
Shenandoah Telecommunications Co.	40,040	2,142,540
Total Communication Services		7,788,944
Consumer Discretionary 12.9%
Auto Components 2.5%
Cooper Tire & Rubber Co.	183,106	3,880,016
Gentherm, Inc.(a)	59,476	2,226,782
Modine Manufacturing Co.(a)	304,607	1,410,330
Visteon Corp.(a)	57,850	3,488,355
Total		11,005,483
Automobiles 1.0%
Thor Industries, Inc.	63,013	4,171,461
Distributors 0.2%
Educational Development Corp.	207,615	1,038,075
Diversified Consumer Services 0.8%
American Public Education, Inc.(a)	53,863	1,388,050
Carriage Services, Inc.	129,400	1,943,588
Total		3,331,638
Hotels, Restaurants & Leisure 0.2%
Norwegian Cruise Line Holdings Ltd.(a)	49,700	815,080
Household Durables 3.1%
Cavco Industries, Inc.(a)	14,057	2,174,337
Ethan Allen Interiors, Inc.	134,272	1,518,616
Hamilton Beach Brands Holding Co.	102,881	1,357,000
Hooker Furniture Corp.	75,300	1,128,747
Legacy Housing Corp.(a)	114,944	1,124,152
Common Stocks (continued)
Issuer	Shares	Value ($)
Lifetime Brands, Inc.	132,367	754,492
Skyline Champion Corp.(a)	119,850	2,362,244
TRI Pointe Group, Inc.(a)	267,069	3,065,952
Total		13,485,540
Leisure Products 1.2%
Malibu Boats, Inc., Class A(a)	77,072	2,649,735
Polaris, Inc.	36,960	2,621,573
Total		5,271,308
Multiline Retail 0.7%
Big Lots, Inc.	125,242	2,936,925
Specialty Retail 1.6%
Aaron’s, Inc.	59,256	1,890,859
Children’s Place, Inc. (The)	42,731	1,263,128
Citi Trends, Inc.	91,029	1,034,090
Urban Outfitters, Inc.(a)	155,860	2,702,612
Total		6,890,689
Textiles, Apparel & Luxury Goods 1.6%
Canada Goose Holdings, Inc.(a)	83,080	1,981,458
Capri Holdings Ltd.(a)	93,097	1,419,729
Movado Group, Inc.	207,857	2,143,006
Skechers U.S.A., Inc., Class A(a)	45,090	1,270,636
Total		6,814,829
Total Consumer Discretionary		55,761,028
Consumer Staples 2.6%
Beverages 0.8%
MGP Ingredients, Inc.	89,798	3,388,079
Food & Staples Retailing 0.4%
Andersons, Inc. (The)	111,425	1,890,882
Food Products 1.0%
Fresh Del Monte Produce, Inc.	156,151	4,451,865
Personal Products 0.4%
Inter Parfums, Inc.	38,502	1,720,654
Total Consumer Staples		11,451,480
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund I | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.1%
Energy Equipment & Services 1.7%
Core Laboratories NV	86,150	1,689,402
Covia Holdings Corp.(a)	734,285	477,285
Dawson Geophysical Co.(a)	712,642	905,055
Frank’s International NV(a)	367,818	893,798
Natural Gas Services Group, Inc.(a)	99,110	629,349
Pason Systems, Inc.	144,620	786,503
Profire Energy, Inc.(a)	809,167	627,104
ProPetro Holding Corp.(a)	271,300	1,150,312
Total		7,158,808
Oil, Gas & Consumable Fuels 2.4%
Delek U.S. Holdings, Inc.	204,763	4,781,216
Range Resources Corp.	419,630	2,446,443
Talos Energy, Inc.(a)	154,880	1,764,083
W&T Offshore, Inc.(a)	561,680	1,555,854
Total		10,547,596
Total Energy		17,706,404
Financials 34.8%
Banks 20.5%
Ameris Bancorp	128,414	3,265,568
Atlantic Union Bankshares Corp.	103,874	2,479,472
Auburn National Bancorporation, Inc.	35,606	1,537,467
BancFirst Corp.	90,174	3,472,601
BankUnited, Inc.	129,906	2,573,438
Banner Corp.	85,451	3,283,882
Boston Private Financial Holdings, Inc.	385,937	2,933,121
Brookline Bancorp, Inc.	264,663	2,702,209
Capital Bancorp, Inc.(a)	107,760	1,170,274
Capital City Bank Group, Inc.	108,539	2,392,200
CB Financial Services, Inc.	50,400	1,053,360
Central Pacific Financial Corp.	100,950	1,765,616
Columbia Banking System, Inc.	119,933	3,236,992
Community Trust Bancorp, Inc.	73,437	2,489,514
First BanCorp	755,076	4,402,093
First BanCorp	67,810	1,803,068
First Community Corp.	144,739	2,243,454
First Financial Corp.	95,420	3,389,318
Common Stocks (continued)
Issuer	Shares	Value ($)
First Hawaiian, Inc.	95,770	1,684,594
First of Long Island Corp. (The)	159,690	2,521,505
Heritage Financial Corp.	69,253	1,388,523
Hilltop Holdings, Inc.	276,790	5,342,047
Investors Bancorp, Inc.	329,987	3,072,179
National Bank Holdings Corp., Class A	91,170	2,423,299
Northrim BanCorp, Inc.	116,210	2,725,124
OFG Bancorp	219,938	2,766,820
Popular, Inc.	160,969	6,211,794
Sierra Bancorp	69,142	1,403,583
Silvergate Capital Corp., Class A(a)	145,823	2,318,586
Southern First Bancshares, Inc.(a)	58,958	1,719,215
Towne Bank	180,389	3,643,858
UMB Financial Corp.	102,286	5,200,220
Total		88,614,994
Capital Markets 0.8%
INTL FCStone, Inc.(a)	88,755	3,546,650
Consumer Finance 1.8%
Ezcorp, Inc., Class A(a)	896,619	5,021,066
FirstCash, Inc.	40,058	2,877,767
Total		7,898,833
Insurance 5.7%
American Equity Investment Life Holding Co.	178,831	3,759,027
American National Insurance Co.	35,721	2,875,540
Crawford & Co., Class A	204,814	1,458,276
Employers Holdings, Inc.	76,664	2,328,286
FBL Financial Group, Inc., Class A	74,728	2,920,370
Global Indemnity Ltd	106,152	2,610,278
Heritage Insurance Holdings, Inc.	192,561	2,183,642
Horace Mann Educators Corp.	58,581	2,059,708
National Western Life Group, Inc., Class A	11,704	2,255,712
Protective Insurance Corp., Class B	119,331	1,863,950
Total		24,314,789
Mortgage Real Estate Investment Trusts (REITS) 0.9%
Blackstone Mortgage Trust, Inc.	102,400	2,409,472
Starwood Property Trust, Inc.	116,555	1,508,222
Total		3,917,694

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2020	9

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 5.1%
HomeStreet, Inc.	116,301	2,971,490
MGIC Investment Corp.	678,535	4,960,091
Provident Financial Holdings, Inc.	133,827	1,746,442
Radian Group, Inc.	277,550	4,157,699
Washington Federal, Inc.	143,063	3,825,505
Western New England Bancorp, Inc.	365,989	2,199,594
WSFS Financial Corp.	66,422	1,938,194
Total		21,799,015
Total Financials		150,091,975
Health Care 4.5%
Biotechnology 1.6%
Atara Biotherapeutics, Inc.(a)	151,690	1,257,510
Coherus Biosciences, Inc.(a)	110,107	1,827,776
Immunomedics, Inc.(a)	129,754	3,941,927
Total		7,027,213
Health Care Equipment & Supplies 1.0%
Inogen, Inc.(a)	36,210	1,810,500
Quotient Ltd.(a)	276,693	2,560,794
Total		4,371,294
Pharmaceuticals 1.9%
Aerie Pharmaceuticals, Inc.(a)	118,090	1,799,692
Supernus Pharmaceuticals, Inc.(a)	118,470	2,772,198
TherapeuticsMD, Inc.(a)	2,205,830	3,485,211
Total		8,057,101
Total Health Care		19,455,608
Industrials 13.5%
Aerospace & Defense 0.5%
Curtiss-Wright Corp.	16,970	1,758,940
Moog, Inc., Class A	5,433	268,825
Total		2,027,765
Airlines 0.5%
Skywest, Inc.	64,970	2,010,822
Building Products 1.7%
Apogee Enterprises, Inc.	98,163	2,006,452
Resideo Technologies, Inc.(a)	276,570	1,418,804
Universal Forest Products, Inc.	91,455	3,760,629
Total		7,185,885
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.5%
HNI Corp.	81,790	1,990,769
Construction & Engineering 0.5%
Dycom Industries, Inc.(a)	72,650	2,368,390
Electrical Equipment 1.7%
Acuity Brands, Inc.	19,810	1,715,348
AZZ, Inc.	70,940	2,226,807
Encore Wire Corp.	72,794	3,332,509
Total		7,274,664
Machinery 3.1%
Gorman-Rupp Co.	90,475	2,669,013
LB Foster Co., Class A(a)	107,091	1,541,039
Lydall, Inc.(a)	191,976	2,150,131
Manitex International, Inc.(a)	263,960	1,055,840
Mueller Industries, Inc.	128,102	3,317,842
Standex International Corp.	50,094	2,496,685
Total		13,230,550
Marine 0.4%
Atlas Corp.	247,740	1,848,140
Professional Services 0.9%
Korn/Ferry International	129,617	3,736,858
Road & Rail 2.4%
Heartland Express, Inc.	101,120	1,980,941
Marten Transport Ltd.	125,200	2,806,984
Schneider National, Inc., Class B	161,878	3,546,747
Werner Enterprises, Inc.	56,589	2,270,350
Total		10,605,022
Trading Companies & Distributors 1.3%
BMC Stock Holdings, Inc.(a)	87,500	1,859,375
Textainer Group Holdings Ltd.(a)	451,597	3,965,022
Total		5,824,397
Total Industrials		58,103,262

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund I | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 9.2%
Communications Equipment 4.2%
Casa Systems, Inc.(a)	361,688	1,855,460
Digi International, Inc.(a)	172,801	1,961,291
KVH Industries, Inc.(a)	193,863	1,799,049
Lumentum Holdings, Inc.(a)	68,909	5,575,427
NETGEAR, Inc.(a)	111,230	2,667,295
Netscout Systems, Inc.(a)	150,134	3,975,548
Total		17,834,070
Electronic Equipment, Instruments & Components 1.2%
Vishay Intertechnology, Inc.	270,870	4,493,733
Vishay Precision Group, Inc.(a)	30,591	707,264
Total		5,200,997
IT Services 0.3%
International Money Express, Inc.(a)	166,530	1,345,562
Semiconductors & Semiconductor Equipment 0.8%
Cohu, Inc.	215,462	3,561,587
Software 2.2%
Asure Software, Inc.(a)	246,160	1,516,346
CDK Global, Inc.	88,266	3,467,089
MicroStrategy, Inc., Class A(a)	24,310	3,071,082
Park City Group Inc(a)	274,224	1,360,151
Total		9,414,668
Technology Hardware, Storage & Peripherals 0.5%
Stratasys Ltd.(a)	121,820	2,156,214
Total Information Technology		39,513,098
Materials 9.8%
Chemicals 1.7%
FutureFuel Corp.	168,992	1,754,137
Livent Corp.(a)	530,417	3,288,585
Tronox Holdings PLC, Class A	339,984	2,318,691
Total		7,361,413
Construction Materials 0.6%
Eagle Materials, Inc.	39,340	2,400,134
Containers & Packaging 0.6%
Greif, Inc., Class A	81,109	2,748,784
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 5.1%
Ampco-Pittsburgh Corp.(a)	386,777	1,446,546
Capstone Mining Corp.(a)	6,837,824	2,652,699
Centerra Gold, Inc.	374,980	2,998,331
Commercial Metals Co.	280,840	4,476,590
Ferroglobe PLC(a)	1,178,508	607,050
Gold Resource Corp.	321,870	1,329,323
Olympic Steel, Inc.	206,446	1,948,850
Pretium Resources, Inc.(a)	373,756	2,854,288
Schnitzer Steel Industries, Inc., Class A	157,288	2,447,401
Universal Stainless & Alloy Products, Inc.(a)	153,923	1,149,805
Total		21,910,883
Paper & Forest Products 1.8%
Clearwater Paper Corp.(a)	147,830	3,539,050
Louisiana-Pacific Corp.	220,728	4,414,560
Total		7,953,610
Total Materials		42,374,824
Real Estate 5.0%
Equity Real Estate Investment Trusts (REITS) 5.0%
Farmland Partners, Inc.	430,426	2,823,595
Highwoods Properties, Inc.	71,090	2,759,003
Pebblebrook Hotel Trust	253,307	2,999,155
PotlatchDeltic Corp.	128,283	4,504,016
RLJ Lodging Trust	481,970	4,477,501
Sunstone Hotel Investors, Inc.	439,012	4,034,520
Total		21,597,790
Total Real Estate		21,597,790
Total Common Stocks (Cost $390,222,856)		423,844,413

Exchange-Traded Equity Funds 0.4%
	Shares	Value ($)
U.S. Small Cap 0.4%
iShares Russell 2000 Value ETF	17,930	1,655,118
Total Exchange-Traded Equity Funds (Cost $1,417,790)		1,655,118

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2020	11

Portfolio of Investments  (continued)
April 30, 2020
Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.519%(b),(c)	3,352,801	3,353,471
Total Money Market Funds (Cost $3,352,813)		3,353,471
Total Investments in Securities (Cost: $394,993,459)		428,853,002
Other Assets & Liabilities, Net		2,781,095
Net Assets		431,634,097
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at April 30, 2020.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 0.519%
	5,605,364	142,507,858	(144,760,421)	3,352,801	1,701	658	66,816	3,353,471
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund I | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	7,788,944	—	—	7,788,944
Consumer Discretionary	55,761,028	—	—	55,761,028
Consumer Staples	11,451,480	—	—	11,451,480
Energy	17,706,404	—	—	17,706,404
Financials	150,091,975	—	—	150,091,975
Health Care	19,455,608	—	—	19,455,608
Industrials	58,103,262	—	—	58,103,262
Information Technology	39,513,098	—	—	39,513,098
Materials	42,374,824	—	—	42,374,824
Real Estate	21,597,790	—	—	21,597,790
Total Common Stocks	423,844,413	—	—	423,844,413
Exchange-Traded Equity Funds	1,655,118	—	—	1,655,118
Money Market Funds	3,353,471	—	—	3,353,471
Total Investments in Securities	428,853,002	—	—	428,853,002
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2020	13

Statement of Assets and Liabilities
April 30, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $391,640,646)	$425,499,531
Affiliated issuers (cost $3,352,813)	3,353,471
Receivable for:
Investments sold	4,227,688
Capital shares sold	1,570,943
Dividends	31,900
Expense reimbursement due from Investment Manager	909
Prepaid expenses	722
Trustees’ deferred compensation plan	150,414
Total assets	434,835,578
Liabilities
Payable for:
Investments purchased	2,276,512
Capital shares purchased	677,422
Management services fees	10,705
Distribution and/or service fees	1,197
Transfer agent fees	64,038
Compensation of chief compliance officer	23
Other expenses	21,170
Trustees’ deferred compensation plan	150,414
Total liabilities	3,201,481
Net assets applicable to outstanding capital stock	$431,634,097
Represented by
Paid in capital	422,604,641
Total distributable earnings (loss)	9,029,456
Total - representing net assets applicable to outstanding capital stock	$431,634,097
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund I | Annual Report 2020

Statement of Assets and Liabilities  (continued)
April 30, 2020
Class A
Net assets	$152,006,047
Shares outstanding	5,649,952
Net asset value per share	$26.90
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$28.54
Advisor Class
Net assets	$19,077,006
Shares outstanding	609,076
Net asset value per share	$31.32
Class C
Net assets	$3,178,147
Shares outstanding	186,300
Net asset value per share	$17.06
Institutional Class
Net assets	$106,185,629
Shares outstanding	3,501,192
Net asset value per share	$30.33
Institutional 2 Class
Net assets	$52,825,203
Shares outstanding	1,684,471
Net asset value per share	$31.36
Institutional 3 Class
Net assets	$96,874,738
Shares outstanding	3,173,228
Net asset value per share	$30.53
Class R
Net assets	$1,487,327
Shares outstanding	55,508
Net asset value per share	$26.79
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2020	15

Statement of Operations
Year Ended April 30, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$9,855,948
Dividends — affiliated issuers	66,816
Foreign taxes withheld	(31,174)
Total income	9,891,590
Expenses:
Management services fees	4,579,241
Distribution and/or service fees
Class A	502,498
Class C	52,802
Class R	9,192
Transfer agent fees
Class A	394,710
Advisor Class	50,274
Class C	10,340
Institutional Class	303,780
Institutional 2 Class	24,728
Institutional 3 Class	8,450
Class R	3,614
Compensation of board members	19,334
Custodian fees	14,158
Printing and postage fees	50,630
Registration fees	120,668
Audit fees	26,988
Legal fees	12,442
Line of credit interest	1,159
Interest on interfund lending	1,494
Compensation of chief compliance officer	203
Other	27,722
Total expenses	6,214,427
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(230,084)
Expense reduction	(2,783)
Total net expenses	5,981,560
Net investment income	3,910,030
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,824,818)
Investments — affiliated issuers	1,701
Foreign currency translations	(3,316)
Net realized loss	(8,826,433)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(121,637,193)
Investments — affiliated issuers	658
Net change in unrealized appreciation (depreciation)	(121,636,535)
Net realized and unrealized loss	(130,462,968)
Net decrease in net assets resulting from operations	$(126,552,938)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund I | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended April 30, 2020	Year Ended April 30, 2019
Operations
Net investment income	$3,910,030	$2,471,262
Net realized gain (loss)	(8,826,433)	38,890,722
Net change in unrealized appreciation (depreciation)	(121,636,535)	(60,498,770)
Net decrease in net assets resulting from operations	(126,552,938)	(19,136,786)
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,158,910)	(19,415,100)
Advisor Class	(942,358)	(1,180,383)
Class C	(310,586)	(1,506,175)
Institutional Class	(5,963,643)	(14,795,757)
Institutional 2 Class	(1,465,899)	(2,192,866)
Institutional 3 Class	(3,686,464)	(8,699,677)
Class R	(70,190)	(278,699)
Total distributions to shareholders	(20,598,050)	(48,068,657)
Increase (decrease) in net assets from capital stock activity	(35,902,834)	54,455,854
Total decrease in net assets	(183,053,822)	(12,749,589)
Net assets at beginning of year	614,687,919	627,437,508
Net assets at end of year	$431,634,097	$614,687,919
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2020	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2020		April 30, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	507,420	15,901,962	1,279,329	51,219,296
Distributions reinvested	223,604	7,583,573	488,010	17,950,488
Redemptions	(1,492,445)	(48,817,503)	(1,455,196)	(55,354,711)
Net increase (decrease)	(761,421)	(25,331,968)	312,143	13,815,073
Advisor Class
Subscriptions	294,967	10,689,266	672,537	29,104,436
Distributions reinvested	19,604	772,788	23,240	970,428
Redemptions	(391,501)	(15,180,398)	(261,782)	(11,427,093)
Net increase (decrease)	(76,930)	(3,718,344)	433,995	18,647,771
Class C
Subscriptions	31,735	686,502	151,128	3,988,634
Distributions reinvested	12,954	278,476	55,702	1,414,728
Redemptions	(194,347)	(4,122,251)	(698,262)	(19,192,184)
Net decrease	(149,658)	(3,157,273)	(491,432)	(13,788,822)
Institutional Class
Subscriptions	1,367,703	46,321,984	2,137,963	93,589,450
Distributions reinvested	97,005	3,707,301	245,349	10,050,739
Redemptions	(2,660,086)	(92,363,416)	(2,325,109)	(98,657,549)
Net increase (decrease)	(1,195,378)	(42,334,131)	58,203	4,982,640
Institutional 2 Class
Subscriptions	1,075,085	33,771,141	1,148,447	51,783,896
Distributions reinvested	37,051	1,465,831	51,634	2,192,711
Redemptions	(367,165)	(13,076,279)	(598,525)	(25,678,225)
Net increase	744,971	22,160,693	601,556	28,298,382
Institutional 3 Class
Subscriptions	1,365,778	44,952,340	671,198	29,102,129
Distributions reinvested	74,215	2,855,588	155,750	6,401,143
Redemptions	(884,925)	(31,307,094)	(745,352)	(31,611,699)
Net increase	555,068	16,500,834	81,596	3,891,573
Class R
Subscriptions	5,980	197,401	14,034	510,430
Distributions reinvested	2,079	70,190	7,567	278,699
Redemptions	(8,642)	(290,236)	(58,848)	(2,179,892)
Net decrease	(583)	(22,645)	(37,247)	(1,390,763)
Total net increase (decrease)	(883,931)	(35,902,834)	958,814	54,455,854
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund I | Annual Report 2020

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Columbia Small Cap Value Fund I | Annual Report 2020	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2020	$36.62	0.18	(8.59)	(8.41)	(0.17)	(1.14)	(1.31)
Year Ended 4/30/2019	$40.70	0.08	(1.08)	(1.00)	(0.13)	(2.95)	(3.08)
Year Ended 4/30/2018	$41.62	(0.03)	3.95	3.92	(0.01)	(4.83)	(4.84)
Year Ended 4/30/2017	$37.50	0.05	8.85	8.90	(0.06)	(4.72)	(4.78)
Year Ended 4/30/2016	$43.03	0.11	(1.13)	(1.02)	(0.12)	(4.39)	(4.51)
Advisor Class
Year Ended 4/30/2020	$42.37	0.30	(9.98)	(9.68)	(0.23)	(1.14)	(1.37)
Year Ended 4/30/2019	$46.56	0.21	(1.25)	(1.04)	(0.20)	(2.95)	(3.15)
Year Ended 4/30/2018	$46.89	0.10	4.48	4.58	(0.08)	(4.83)	(4.91)
Year Ended 4/30/2017	$41.66	0.15	9.94	10.09	(0.14)	(4.72)	(4.86)
Year Ended 4/30/2016	$47.24	0.24	(1.24)	(1.00)	(0.19)	(4.39)	(4.58)
Class C
Year Ended 4/30/2020	$23.72	(0.04)	(5.48)	(5.52)	—	(1.14)	(1.14)
Year Ended 4/30/2019	$27.55	(0.16)	(0.72)	(0.88)	—	(2.95)	(2.95)
Year Ended 4/30/2018	$29.86	(0.24)	2.76	2.52	—	(4.83)	(4.83)
Year Ended 4/30/2017	$28.24	(0.19)	6.44	6.25	—	(4.63)	(4.63)
Year Ended 4/30/2016	$33.63	(0.13)	(0.87)	(1.00)	—	(4.39)	(4.39)
Institutional Class
Year Ended 4/30/2020	$41.07	0.30	(9.67)	(9.37)	(0.23)	(1.14)	(1.37)
Year Ended 4/30/2019	$45.24	0.20	(1.22)	(1.02)	(0.20)	(2.95)	(3.15)
Year Ended 4/30/2018	$45.70	0.08	4.37	4.45	(0.08)	(4.83)	(4.91)
Year Ended 4/30/2017	$40.71	0.14	9.71	9.85	(0.14)	(4.72)	(4.86)
Year Ended 4/30/2016	$46.28	0.23	(1.22)	(0.99)	(0.19)	(4.39)	(4.58)
Institutional 2 Class
Year Ended 4/30/2020	$42.40	0.36	(10.00)	(9.64)	(0.26)	(1.14)	(1.40)
Year Ended 4/30/2019	$46.57	0.27	(1.25)	(0.98)	(0.24)	(2.95)	(3.19)
Year Ended 4/30/2018	$46.88	0.17	4.46	4.63	(0.11)	(4.83)	(4.94)
Year Ended 4/30/2017	$41.64	0.23	9.92	10.15	(0.19)	(4.72)	(4.91)
Year Ended 4/30/2016	$47.21	0.31	(1.25)	(0.94)	(0.24)	(4.39)	(4.63)
Institutional 3 Class
Year Ended 4/30/2020	$41.30	0.37	(9.72)	(9.35)	(0.28)	(1.14)	(1.42)
Year Ended 4/30/2019	$45.45	0.28	(1.22)	(0.94)	(0.26)	(2.95)	(3.21)
Year Ended 4/30/2018	$45.86	0.17	4.37	4.54	(0.12)	(4.83)	(4.95)
Year Ended 4/30/2017	$40.83	0.09	9.87	9.96	(0.21)	(4.72)	(4.93)
Year Ended 4/30/2016	$46.37	0.29	(1.18)	(0.89)	(0.26)	(4.39)	(4.65)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund I | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2020	$26.90	(23.69%)	1.37%(c),(d)	1.32%(c),(d),(e)	0.55%	60%	$152,006
Year Ended 4/30/2019	$36.62	(2.38%)	1.36%(c),(d)	1.32%(c),(d),(e)	0.21%	62%	$234,765
Year Ended 4/30/2018	$40.70	10.03%	1.35%(d)	1.33%(d),(e)	(0.07%)	51%	$248,266
Year Ended 4/30/2017	$41.62	26.02%	1.38%(d)	1.37%(d),(e)	0.12%	50%	$245,315
Year Ended 4/30/2016	$37.50	(2.60%)	1.36%	1.36%(e)	0.29%	65%	$239,419
Advisor Class
Year Ended 4/30/2020	$31.32	(23.49%)	1.12%(c),(d)	1.07%(c),(d),(e)	0.79%	60%	$19,077
Year Ended 4/30/2019	$42.37	(2.14%)	1.12%(c),(d)	1.07%(c),(d),(e)	0.48%	62%	$29,064
Year Ended 4/30/2018	$46.56	10.34%	1.10%(d)	1.08%(d),(e)	0.20%	51%	$11,734
Year Ended 4/30/2017	$46.89	26.30%	1.13%(d)	1.12%(d),(e)	0.34%	50%	$4,729
Year Ended 4/30/2016	$41.66	(2.31%)	1.11%	1.11%(e)	0.56%	65%	$4,007
Class C
Year Ended 4/30/2020	$17.06	(24.24%)	2.12%(c),(d)	2.07%(c),(d),(e)	(0.20%)	60%	$3,178
Year Ended 4/30/2019	$23.72	(3.15%)	2.10%(c),(d)	2.07%(c),(d),(e)	(0.59%)	62%	$7,969
Year Ended 4/30/2018	$27.55	9.24%	2.10%(d)	2.08%(d),(e)	(0.83%)	51%	$22,792
Year Ended 4/30/2017	$29.86	25.05%	2.12%(d)	2.12%(d),(e)	(0.65%)	50%	$26,703
Year Ended 4/30/2016	$28.24	(3.32%)	2.12%	2.11%(e)	(0.45%)	65%	$26,846
Institutional Class
Year Ended 4/30/2020	$30.33	(23.48%)	1.12%(c),(d)	1.07%(c),(d),(e)	0.79%	60%	$106,186
Year Ended 4/30/2019	$41.07	(2.16%)	1.11%(c),(d)	1.07%(c),(d),(e)	0.47%	62%	$192,878
Year Ended 4/30/2018	$45.24	10.32%	1.10%(d)	1.08%(d),(e)	0.17%	51%	$209,822
Year Ended 4/30/2017	$45.70	26.33%	1.13%(d)	1.12%(d),(e)	0.34%	50%	$239,246
Year Ended 4/30/2016	$40.71	(2.34%)	1.11%	1.11%(e)	0.54%	65%	$237,720
Institutional 2 Class
Year Ended 4/30/2020	$31.36	(23.39%)	0.98%(c),(d)	0.94%(c),(d)	0.96%	60%	$52,825
Year Ended 4/30/2019	$42.40	(2.01%)	0.97%(c),(d)	0.94%(c),(d)	0.61%	62%	$39,831
Year Ended 4/30/2018	$46.57	10.45%	0.97%(d)	0.96%(d)	0.35%	51%	$15,739
Year Ended 4/30/2017	$46.88	26.50%	0.97%(d)	0.97%(d)	0.52%	50%	$9,135
Year Ended 4/30/2016	$41.64	(2.19%)	0.96%	0.96%	0.74%	65%	$7,115
Institutional 3 Class
Year Ended 4/30/2020	$30.53	(23.34%)	0.93%(c),(d)	0.89%(c),(d)	1.01%	60%	$96,875
Year Ended 4/30/2019	$41.30	(1.97%)	0.92%(c),(d)	0.89%(c),(d)	0.64%	62%	$108,132
Year Ended 4/30/2018	$45.45	10.50%	0.93%(d)	0.91%(d)	0.37%	51%	$115,296
Year Ended 4/30/2017	$45.86	26.57%	0.92%(d)	0.92%(d)	0.22%	50%	$64,230
Year Ended 4/30/2016	$40.83	(2.13%)	0.91%	0.91%	0.70%	65%	$10,022
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2020	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 4/30/2020	$36.50	0.10	(8.56)	(8.46)	(0.11)	(1.14)	(1.25)
Year Ended 4/30/2019	$40.61	(0.01)	(1.09)	(1.10)	(0.06)	(2.95)	(3.01)
Year Ended 4/30/2018	$41.63	(0.13)	3.94	3.81	—	(4.83)	(4.83)
Year Ended 4/30/2017	$37.54	(0.06)	8.87	8.81	—	(4.72)	(4.72)
Year Ended 4/30/2016	$43.09	0.02	(1.13)	(1.11)	(0.05)	(4.39)	(4.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Value Fund I | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 4/30/2020	$26.79	(23.87%)	1.62%(c),(d)	1.57%(c),(d),(e)	0.31%	60%	$1,487
Year Ended 4/30/2019	$36.50	(2.67%)	1.60%(c),(d)	1.57%(c),(d),(e)	(0.03%)	62%	$2,048
Year Ended 4/30/2018	$40.61	9.77%	1.60%(d)	1.58%(d),(e)	(0.31%)	51%	$3,790
Year Ended 4/30/2017	$41.63	25.71%	1.63%(d)	1.62%(d),(e)	(0.15%)	50%	$3,032
Year Ended 4/30/2016	$37.54	(2.83%)	1.61%	1.61%(e)	0.06%	65%	$2,760
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2020	23

Notes to Financial Statements
April 30, 2020
Note 1. Organization
Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
24	Columbia Small Cap Value Fund I | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Small Cap Value Fund I | Annual Report 2020	25

Notes to Financial Statements  (continued)
April 30, 2020
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2020 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
26	Columbia Small Cap Value Fund I | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended April 30, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $302,736 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Advisor Class	0.20
Class C	0.20
Institutional Class	0.20
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.20
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $2,783.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Small Cap Value Fund I | Annual Report 2020	27

Notes to Financial Statements  (continued)
April 30, 2020
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	58,674
Class C	—	1.00(b)	1,570

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through August 31, 2020
Class A	1.32%
Advisor Class	1.07
Class C	2.07
Institutional Class	1.07
Institutional 2 Class	0.94
Institutional 3 Class	0.89
Class R	1.57
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
28	Columbia Small Cap Value Fund I | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
At April 30, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, post-October capital losses, earnings and profits distributed to shareholders on the redemption of shares, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(272,040)	(224,865)	496,905
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2020			Year Ended April 30, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,081,220	17,516,830	20,598,050	2,489,080	45,579,577	48,068,657
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
550,877	421,626	—	30,327,228
At April 30, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
398,525,774	76,934,393	(46,607,165)	30,327,228
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
—	22,119,861
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Small Cap Value Fund I | Annual Report 2020	29

Notes to Financial Statements  (continued)
April 30, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $315,940,136 and $368,212,856, respectively, for the year ended April 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,431,250	2.30	16
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended April 30, 2020, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
9,000,000	1.77	5
30	Columbia Small Cap Value Fund I | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at April 30, 2020.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic
Columbia Small Cap Value Fund I | Annual Report 2020	31

Notes to Financial Statements  (continued)
April 30, 2020
could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At April 30, 2020, one unaffiliated shareholder of record owned 18.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 18.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Small Cap Value Fund I | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Value Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund I (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Value Fund I | Annual Report 2020	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$2,472,712
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	68	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	68	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
34	Columbia Small Cap Value Fund I | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	68	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	68	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	68	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	68	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Columbia Small Cap Value Fund I | Annual Report 2020	35

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	68	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	68	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	68	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
36	Columbia Small Cap Value Fund I | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	171	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Columbia Small Cap Value Fund I | Annual Report 2020	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
38	Columbia Small Cap Value Fund I | Annual Report 2020

Liquidity Risk Management Program  (continued)

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Small Cap Value Fund I | Annual Report 2020	39

Columbia Small Cap Value Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN287_04_K01_(06/20)

Annual Report
April 30, 2020
Columbia U.S. Treasury Index Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia U.S. Treasury Index Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Treasury Index Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return that corresponds to the total return of the FTSE USBIG Treasury Index, before fees and expenses.
Portfolio management
Alan Erickson, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2020)
		Inception	1 Year	5 Years	10 Years
Class A		11/25/02	13.88	3.52	3.37
Class C	Excluding sales charges	11/25/02	13.00	2.78	2.69
	Including sales charges		12.00	2.78	2.69
Institutional Class		06/04/91	13.95	3.67	3.57
Institutional 2 Class*		11/08/12	13.98	3.66	3.56
Institutional 3 Class*		03/01/17	13.97	3.66	3.56
FTSE USBIG Treasury Index			14.20	3.86	3.75
Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE USBIG Treasury Index tracks the performance of US Dollar-denominated bonds issued in the US investment-grade bond market. The index includes fixed-rate U.S. Treasury bonds with USD 5 billion public amount outstanding and greater than one year to maturity. The index excludes U.S. Federal Reserve purchases, inflation-indexed securities and STRIPS.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia U.S. Treasury Index Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2010 — April 30, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2020)
Money Market Funds	1.1
U.S. Treasury Obligations	98.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2020)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia U.S. Treasury Index Fund | Annual Report 2020

Manager Discussion of Fund Performance
At April 30, 2020, approximately 74.3% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2020, the Fund’s Class A shares returned 13.88%. The FTSE USBIG Treasury Index returned 14.20% over the same period. In response to the COVID-19 crisis late in the reporting period, the U.S. Federal Reserve (Fed) came into the market dramatically, purchasing a substantial volume of U.S. Treasuries and agency mortgage-backed securities, and leaving its balance sheet open for unlimited purchases.
The U.S. Treasury market shifted dramatically in March 2020
Prior to the onset of the COVID-19 crisis in March 2020, the factors driving U.S. Treasury yields were slowing global economic growth despite robust equity returns, low inflation and full employment. In fact, the front end of the U.S. Treasury yield curve began to re-invert at the start of 2020, signaling investor expectations for slower growth and possibly a recession. (The yield curve plots bond yields from shortest maturities to longest. Normally, yields on bonds with shorter term maturities are lower than those of bonds with longer term maturities. When yields on bonds with shorter term maturities rise higher than yields on bonds with longer term maturities, the curve is said to be inverted.) Until March 2020, Treasury rates were range bound, with 10-year Treasury yields trading between 1.5% and 2%, and Treasury market volatility at very low levels.
However, in early March 2020, growing awareness of the spread of COVID-19 in the United States and Europe, and measures by federal, state and local officials to try to stem the spread, had a swift and massive impact on the U.S. Treasury market. Once it became evident that the virus was spreading rapidly in portions of the United States and anxiety concerning public health and the global economy began to negatively affect equity and fixed-income markets, U.S. Treasury yields moved lower. As the country went into lockdown, essentially shutting the economy down, volatility skyrocketed and liquidity disappeared across fixed-income markets as investors sought to raise and hold cash. In response, the Fed came into the U.S. Treasury market dramatically, purchasing a substantial volume of U.S. Treasuries and agency mortgage-backed securities, and leaving its balance sheet open for unlimited purchases. In mid-March, the Federal Open Market Committee lowered short-term rates two times between its scheduled meetings, bringing the federal funds target rate from 1.5%-1.75% to 0%-0.25% within days.
To illustrate the volatility and illiquidity that took place during this period, the yield on 10-year U.S. Treasuries hit an intraday low of 30 basis points, and a week later spiked to 1.27%. Overall, the Fed’s response to the COVID-19 crisis was to first restore liquidity in the market and repair dysfunctional markets. By announcing unlimited balance sheet use, the Fed provided a backstop to this negative price loop that had been running through the markets.
Treasury performance during the onset and the aftermath of the crisis was in line with other historic economic recessions, as well as aggressive Fed actions including easing the policy rate. As typically occurs, rates in the front end of the U.S. Treasury yield curve moved lower than the longer end as the curve steepened, which reflected a lower federal funds target rate as well as expectations for lower inflation and GDP growth over the near term. During the 12-month period ended April 30, 2020, longer rates overall posted better total returns due to their longer duration.
At period’s end
At the close of the reporting period, it was our expectation that financial markets would continue to be focused mainly on continued Fed actions. The Fed had repeatedly stated that it still possessed multiple tools to help support the economy. Because economic indicators are backward looking, we believed the markets would be adjusting more and more to the re-opening of the economy as stay-at-home rules are are expected to be slowly relaxed, as well as to developments from the pharmaceutical industry as potential treatments and vaccines for CODIV-19 are developed and tested.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively
Columbia U.S. Treasury Index Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia U.S. Treasury Index Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2019 — April 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,078.00	1,023.27	1.65	1.61	0.32
Class C	1,000.00	1,000.00	1,073.40	1,019.79	5.26	5.12	1.02
Institutional Class	1,000.00	1,000.00	1,077.90	1,024.02	0.88	0.86	0.17
Institutional 2 Class	1,000.00	1,000.00	1,078.00	1,024.02	0.88	0.86	0.17
Institutional 3 Class	1,000.00	1,000.00	1,078.40	1,024.02	0.88	0.86	0.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia U.S. Treasury Index Fund | Annual Report 2020	7

Portfolio of Investments
April 30, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
U.S. Treasury Obligations 99.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
05/15/2021	2.625%	3,015,000	3,091,435
05/15/2021	3.125%	7,117,000	7,331,900
05/31/2021	1.375%	5,328,000	5,397,306
05/31/2021	2.125%	6,995,000	7,142,551
06/15/2021	2.625%	6,981,000	7,172,977
06/30/2021	1.125%	5,343,000	5,402,274
06/30/2021	1.625%	12,093,000	12,296,597
07/15/2021	2.625%	3,854,000	3,967,211
07/31/2021	1.125%	3,600,000	3,642,187
07/31/2021	1.750%	8,101,000	8,259,856
07/31/2021	2.250%	2,300,000	2,359,207
08/15/2021	2.750%	8,712,000	9,000,245
08/31/2021	1.125%	4,985,000	5,047,507
08/31/2021	2.000%	2,650,000	2,714,180
09/15/2021	2.750%	2,466,000	2,552,599
09/30/2021	1.125%	3,519,000	3,565,737
09/30/2021	1.500%	5,108,000	5,203,176
10/15/2021	2.875%	7,745,000	8,048,144
10/31/2021	1.250%	1,302,000	1,322,700
10/31/2021	1.500%	7,956,000	8,112,012
11/15/2021	2.875%	8,347,000	8,690,988
11/30/2021	1.750%	2,431,000	2,490,635
11/30/2021	1.875%	1,232,000	1,264,677
12/15/2021	2.625%	5,501,000	5,717,172
01/15/2022	2.500%	5,944,000	6,175,723
01/31/2022	1.375%	8,950,000	9,132,496
01/31/2022	1.500%	3,651,000	3,733,433
01/31/2022	1.875%	3,096,000	3,186,098
02/15/2022	2.000%	3,000,000	3,095,977
02/15/2022	2.500%	2,575,000	2,680,414
02/28/2022	1.750%	4,010,000	4,123,095
02/28/2022	1.875%	3,519,000	3,626,494
03/15/2022	2.375%	2,538,000	2,640,809
03/31/2022	1.750%	3,661,000	3,768,828
03/31/2022	1.875%	7,641,000	7,884,855
04/15/2022	2.250%	6,399,000	6,654,210
04/30/2022	1.750%	12,082,000	12,454,843
04/30/2022	1.875%	1,333,000	1,377,156
05/15/2022	2.125%	6,514,000	6,766,926
05/31/2022	1.750%	3,487,000	3,598,148
05/31/2022	1.875%	2,679,000	2,771,928
06/30/2022	1.750%	4,977,000	5,142,252
06/30/2022	2.125%	3,763,000	3,919,106
07/31/2022	1.875%	2,811,000	2,915,973
07/31/2022	2.000%	2,630,000	2,735,611
08/15/2022	1.500%	5,166,000	5,317,751
08/15/2022	1.625%	6,041,000	6,235,917
08/31/2022	1.625%	5,252,000	5,423,921
08/31/2022	1.875%	5,303,000	5,507,248
09/15/2022	1.500%	10,183,000	10,494,059
09/30/2022	1.750%	4,941,000	5,123,199
09/30/2022	1.875%	6,120,000	6,364,322
10/15/2022	1.375%	5,539,000	5,695,217
10/31/2022	1.875%	2,532,000	2,635,852
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
10/31/2022	2.000%	6,441,000	6,725,310
11/30/2022	2.000%	3,043,000	3,181,361
12/15/2022	1.625%	4,795,000	4,970,692
12/31/2022	2.125%	6,873,000	7,218,798
01/15/2023	1.500%	8,964,000	9,270,037
01/31/2023	1.750%	3,340,000	3,478,297
01/31/2023	2.375%	1,475,000	1,561,541
02/15/2023	1.375%	17,896,000	18,466,435
02/28/2023	1.500%	2,065,000	2,138,404
02/28/2023	2.625%	2,928,000	3,125,183
03/31/2023	1.500%	7,273,000	7,540,055
03/31/2023	2.500%	4,278,000	4,558,744
04/30/2023	2.750%	3,348,000	3,598,054
05/15/2023	1.750%	7,903,000	8,259,870
05/31/2023	1.625%	7,274,000	7,579,167
05/31/2023	2.750%	3,539,000	3,809,678
06/30/2023	1.375%	7,958,000	8,237,152
06/30/2023	2.625%	6,836,000	7,345,496
07/31/2023	1.250%	3,432,000	3,541,395
08/15/2023	2.500%	3,323,000	3,565,735
08/31/2023	1.375%	692,000	717,355
08/31/2023	2.750%	1,832,000	1,982,424
09/30/2023	1.375%	4,418,000	4,582,294
09/30/2023	2.875%	1,967,000	2,140,803
10/31/2023	1.625%	4,343,000	4,546,578
10/31/2023	2.875%	3,399,000	3,705,176
11/15/2023	2.750%	5,496,000	5,970,030
11/30/2023	2.125%	3,030,000	3,228,134
11/30/2023	2.875%	4,657,000	5,085,953
12/31/2023	2.250%	3,622,000	3,880,067
12/31/2023	2.625%	5,549,000	6,020,232
01/31/2024	2.500%	4,312,000	4,665,382
02/15/2024	2.750%	3,580,000	3,909,192
02/29/2024	2.125%	4,896,000	5,234,130
02/29/2024	2.375%	7,373,000	7,954,200
03/31/2024	2.125%	6,657,000	7,127,671
04/30/2024	2.000%	3,166,000	3,377,726
04/30/2024	2.250%	9,466,000	10,195,178
05/15/2024	2.500%	3,886,000	4,226,329
05/31/2024	2.000%	6,944,000	7,418,688
06/30/2024	1.750%	2,038,000	2,158,529
06/30/2024	2.000%	2,523,000	2,697,836
07/31/2024	1.750%	5,053,000	5,356,970
07/31/2024	2.125%	7,678,000	8,259,249
08/15/2024	2.375%	6,973,000	7,579,324
08/31/2024	1.250%	6,494,000	6,751,731
09/30/2024	1.500%	4,452,000	4,679,469
10/31/2024	1.500%	4,952,000	5,208,498
10/31/2024	2.250%	3,416,000	3,707,161
11/15/2024	2.250%	896,000	972,790
11/30/2024	1.500%	2,174,000	2,289,833
11/30/2024	2.125%	346,000	374,004
12/31/2024	1.750%	1,636,000	1,742,468
12/31/2024	2.250%	1,789,000	1,946,516
01/31/2025	1.375%	6,343,000	6,649,248
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Treasury Index Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/31/2025	2.500%	2,209,000	2,433,006
02/15/2025	2.000%	17,173,000	18,511,957
02/28/2025	2.750%	12,394,000	13,817,373
03/31/2025	2.625%	3,771,000	4,187,578
04/30/2025	2.875%	5,744,000	6,458,859
05/15/2025	2.125%	5,903,000	6,419,051
05/31/2025	2.875%	3,918,000	4,411,423
06/30/2025	2.750%	3,280,000	3,677,444
07/31/2025	2.875%	2,468,000	2,786,912
08/15/2025	2.000%	5,917,000	6,413,011
08/31/2025	2.750%	4,848,000	5,449,834
09/30/2025	3.000%	3,564,000	4,058,505
10/31/2025	3.000%	3,111,000	3,546,783
11/15/2025	2.250%	7,923,000	8,714,681
11/30/2025	2.875%	6,613,000	7,506,272
01/31/2026	2.625%	4,569,000	5,134,771
02/15/2026	1.625%	5,126,000	5,470,403
02/15/2026	6.000%	3,073,000	4,049,878
02/28/2026	2.500%	4,259,000	4,762,094
03/31/2026	2.250%	6,048,000	6,682,095
04/30/2026	2.375%	6,787,000	7,555,310
05/15/2026	1.625%	5,906,000	6,314,345
05/31/2026	2.125%	4,135,000	4,546,239
07/31/2026	1.875%	3,061,000	3,324,294
08/15/2026	1.500%	4,442,000	4,721,360
08/31/2026	1.375%	5,002,000	5,279,064
10/31/2026	1.625%	2,647,000	2,838,494
11/15/2026	2.000%	8,262,000	9,059,799
11/30/2026	1.625%	3,260,000	3,497,369
12/31/2026	1.750%	2,844,000	3,076,408
01/31/2027	1.500%	13,580,000	14,475,431
02/15/2027	2.250%	5,499,000	6,139,118
05/15/2027	2.375%	3,946,000	4,454,664
08/15/2027	2.250%	7,202,000	8,092,122
11/15/2027	2.250%	8,740,000	9,847,522
02/15/2028	2.750%	8,150,000	9,515,125
05/15/2028	2.875%	7,901,000	9,333,056
08/15/2028	2.875%	7,563,000	8,966,882
11/15/2028	3.125%	4,350,000	5,267,578
11/15/2028	5.250%	2,293,000	3,187,270
02/15/2029	2.625%	10,434,000	12,243,647
02/15/2029	5.250%	6,351,000	8,892,392
05/15/2029	2.375%	6,437,000	7,437,752
08/15/2029	1.625%	6,694,000	7,307,965
11/15/2029	1.750%	5,207,000	5,752,108
02/15/2030	1.500%	7,017,000	7,598,095
05/15/2030	6.250%	1,377,000	2,133,705
02/15/2031	5.375%	1,250,000	1,868,750
02/15/2036	4.500%	2,876,000	4,443,869
05/15/2038	4.500%	3,794,000	6,038,981
02/15/2039	3.500%	5,000,000	7,169,531
05/15/2039	4.250%	1,608,000	2,515,766
11/15/2039	4.375%	2,197,000	3,500,096
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2040	4.625%	4,133,000	6,771,662
05/15/2040	4.375%	2,173,000	3,467,633
02/15/2041	4.750%	1,113,000	1,867,058
05/15/2041	4.375%	852,000	1,371,986
08/15/2041	3.750%	2,049,000	3,060,053
02/15/2042	3.125%	568,000	781,976
08/15/2042	2.750%	2,255,000	2,932,557
11/15/2042	2.750%	5,697,000	7,415,002
02/15/2043	3.125%	4,343,000	5,986,554
05/15/2043	2.875%	4,744,000	6,301,366
08/15/2043	3.625%	2,765,000	4,107,753
11/15/2043	3.750%	3,315,000	5,023,779
02/15/2044	3.625%	5,811,000	8,671,102
05/15/2044	3.375%	3,278,000	4,731,076
08/15/2044	3.125%	4,699,000	6,542,623
11/15/2044	3.000%	4,402,000	6,024,550
02/15/2045	2.500%	7,946,000	10,034,308
05/15/2045	3.000%	4,084,000	5,612,309
08/15/2045	2.875%	3,940,000	5,319,000
11/15/2045	3.000%	5,059,000	6,986,953
02/15/2046	2.500%	4,336,000	5,508,752
05/15/2046	2.500%	4,493,000	5,718,747
08/15/2046	2.250%	5,302,000	6,456,013
11/15/2046	2.875%	4,526,000	6,172,332
02/15/2047	3.000%	4,515,000	6,306,891
05/15/2047	3.000%	4,533,000	6,337,701
08/15/2047	2.750%	4,820,000	6,457,294
11/15/2047	2.750%	4,171,000	5,599,567
02/15/2048	3.000%	4,880,000	6,851,825
05/15/2048	3.125%	4,976,000	7,153,000
08/15/2048	3.000%	4,252,000	5,996,649
11/15/2048	3.375%	3,466,000	5,221,204
02/15/2049	3.000%	3,927,000	5,562,227
05/15/2049	2.875%	3,573,000	4,962,004
08/15/2049	2.250%	3,489,000	4,316,002
11/15/2049	2.375%	5,329,000	6,766,997
02/15/2050	2.000%	9,859,000	11,630,539
Total U.S. Treasury Obligations (Cost $997,410,941)			1,096,400,787

Money Market Funds 1.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.519%(a),(b)	12,557,354	12,559,865
Total Money Market Funds (Cost $12,557,662)		12,559,865
Total Investments in Securities (Cost: $1,009,968,603)		1,108,960,652
Other Assets & Liabilities, Net		(1,330,071)
Net Assets		1,107,630,581

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
April 30, 2020
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at April 30, 2020.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 0.519%
	3,611,713	132,935,697	(123,990,056)	12,557,354	(122)	2,203	68,549	12,559,865
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
U.S. Treasury Obligations	1,096,400,787	—	—	1,096,400,787
Money Market Funds	12,559,865	—	—	12,559,865
Total Investments in Securities	1,108,960,652	—	—	1,108,960,652
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Treasury Index Fund | Annual Report 2020

Statement of Assets and Liabilities
April 30, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $997,410,941)	$1,096,400,787
Affiliated issuers (cost $12,557,662)	12,559,865
Receivable for:
Investments sold	28,103,381
Capital shares sold	7,399,711
Dividends	3,183
Interest	5,918,098
Expense reimbursement due from Investment Manager	6,945
Prepaid expenses	2,189
Trustees’ deferred compensation plan	85,259
Total assets	1,150,479,418
Liabilities
Payable for:
Investments purchased	41,028,708
Capital shares purchased	308,994
Distributions to shareholders	1,413,481
Management services fees	12,025
Distribution and/or service fees	370
Trustees’ deferred compensation plan	85,259
Total liabilities	42,848,837
Net assets applicable to outstanding capital stock	$1,107,630,581
Represented by
Paid in capital	1,007,873,029
Total distributable earnings (loss)	99,757,552
Total - representing net assets applicable to outstanding capital stock	$1,107,630,581
Class A
Net assets	$51,889,607
Shares outstanding	4,220,360
Net asset value per share	$12.30
Class C
Net assets	$6,910,270
Shares outstanding	562,107
Net asset value per share	$12.29
Institutional Class
Net assets	$581,930,931
Shares outstanding	47,313,466
Net asset value per share	$12.30
Institutional 2 Class
Net assets	$51,283,972
Shares outstanding	4,178,029
Net asset value per share	$12.27
Institutional 3 Class
Net assets	$415,615,801
Shares outstanding	33,598,620
Net asset value per share	$12.37
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2020	11

Statement of Operations
Year Ended April 30, 2020
Net investment income
Income:
Dividends — affiliated issuers	$68,549
Interest	20,632,145
Total income	20,700,694
Expenses:
Management services fees	3,827,947
Distribution and/or service fees
Class A	94,423
Class C	39,947
Compensation of board members	23,992
Other	4,114
Total expenses	3,990,423
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,144,375)
Fees waived by distributor
Class A	(37,728)
Class C	(5,984)
Expense reduction	(751)
Total net expenses	1,801,585
Net investment income	18,899,109
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	13,907,113
Investments — affiliated issuers	(122)
Net realized gain	13,906,991
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	92,969,002
Investments — affiliated issuers	2,203
Net change in unrealized appreciation (depreciation)	92,971,205
Net realized and unrealized gain	106,878,196
Net increase in net assets resulting from operations	$125,777,305
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Treasury Index Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended April 30, 2020	Year Ended April 30, 2019
Operations
Net investment income	$18,899,109	$17,202,863
Net realized gain (loss)	13,906,991	(8,785,757)
Net change in unrealized appreciation (depreciation)	92,971,205	27,147,798
Net increase in net assets resulting from operations	125,777,305	35,564,904
Distributions to shareholders
Net investment income and net realized gains
Class A	(691,605)	(759,024)
Class C	(44,719)	(34,843)
Institutional Class	(9,616,113)	(7,244,366)
Institutional 2 Class	(796,599)	(687,286)
Institutional 3 Class	(7,744,004)	(8,454,064)
Class T	—	(6,496)
Total distributions to shareholders	(18,893,040)	(17,186,079)
Increase (decrease) in net assets from capital stock activity	157,956,007	(50,812,235)
Total increase (decrease) in net assets	264,840,272	(32,433,410)
Net assets at beginning of year	842,790,309	875,223,719
Net assets at end of year	$1,107,630,581	$842,790,309
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2020		April 30, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,489,419	41,663,933	1,958,468	21,152,533
Distributions reinvested	30,276	352,443	32,738	354,246
Redemptions	(2,544,507)	(29,862,330)	(2,939,783)	(31,699,541)
Net increase (decrease)	975,188	12,154,046	(948,577)	(10,192,762)
Class C
Subscriptions	505,393	5,939,164	151,384	1,642,311
Distributions reinvested	3,750	43,694	3,109	33,668
Redemptions	(201,633)	(2,338,843)	(285,372)	(3,086,609)
Net increase (decrease)	307,510	3,644,015	(130,879)	(1,410,630)
Institutional Class
Subscriptions	28,352,853	326,628,841	14,378,476	154,460,051
Distributions reinvested	795,276	9,247,081	617,402	6,681,607
Redemptions	(11,201,780)	(129,793,821)	(22,177,109)	(237,912,275)
Net increase (decrease)	17,946,349	206,082,101	(7,181,231)	(76,770,617)
Institutional 2 Class
Subscriptions	2,670,305	31,549,517	1,549,123	16,720,324
Distributions reinvested	10,018	117,091	6,784	73,411
Redemptions	(1,766,617)	(20,768,799)	(1,154,144)	(12,445,281)
Net increase	913,706	10,897,809	401,763	4,348,454
Institutional 3 Class
Subscriptions	22,455,255	267,873,940	21,457,014	233,068,581
Distributions reinvested	664,076	7,740,810	776,067	8,453,857
Redemptions	(29,735,701)	(350,436,714)	(19,174,006)	(207,667,463)
Net increase (decrease)	(6,616,370)	(74,821,964)	3,059,075	33,854,975
Class T
Distributions reinvested	—	—	558	5,991
Redemptions	—	—	(60,153)	(647,646)
Net decrease	—	—	(59,595)	(641,655)
Total net increase (decrease)	13,526,383	157,956,007	(4,859,444)	(50,812,235)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Treasury Index Fund | Annual Report 2020

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Columbia U.S. Treasury Index Fund | Annual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2020	$11.00	0.21	1.30	1.51	(0.21)	—	(0.21)
Year Ended 4/30/2019	$10.75	0.21	0.25	0.46	(0.21)	—	(0.21)
Year Ended 4/30/2018	$11.06	0.16	(0.31)	(0.15)	(0.16)	—	(0.16)
Year Ended 4/30/2017	$11.34	0.14	(0.25)	(0.11)	(0.14)	(0.03)	(0.17)
Year Ended 4/30/2016	$11.28	0.14	0.12	0.26	(0.14)	(0.06)	(0.20)
Class C
Year Ended 4/30/2020	$11.00	0.13	1.29	1.42	(0.13)	—	(0.13)
Year Ended 4/30/2019	$10.75	0.13	0.25	0.38	(0.13)	—	(0.13)
Year Ended 4/30/2018	$11.06	0.09	(0.31)	(0.22)	(0.09)	—	(0.09)
Year Ended 4/30/2017	$11.34	0.06	(0.24)	(0.18)	(0.07)	(0.03)	(0.10)
Year Ended 4/30/2016	$11.28	0.07	0.12	0.19	(0.07)	(0.06)	(0.13)
Institutional Class
Year Ended 4/30/2020	$11.01	0.23	1.29	1.52	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.75	0.22	0.27	0.49	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.06	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
Year Ended 4/30/2017	$11.34	0.16	(0.25)	(0.09)	(0.16)	(0.03)	(0.19)
Year Ended 4/30/2016	$11.28	0.16	0.12	0.28	(0.16)	(0.06)	(0.22)
Institutional 2 Class
Year Ended 4/30/2020	$10.98	0.23	1.29	1.52	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.73	0.23	0.25	0.48	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.04	0.18	(0.31)	(0.13)	(0.18)	—	(0.18)
Year Ended 4/30/2017	$11.32	0.16	(0.25)	(0.09)	(0.16)	(0.03)	(0.19)
Year Ended 4/30/2016	$11.26	0.16	0.12	0.28	(0.16)	(0.06)	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Treasury Index Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2020	$12.30	13.88%	0.65%	0.33%(c)	1.83%	54%	$51,890
Year Ended 4/30/2019	$11.00	4.32%	0.65%	0.35%(c)	1.93%	50%	$35,707
Year Ended 4/30/2018	$10.75	(1.35%)	0.65%	0.35%(c)	1.49%	27%	$45,074
Year Ended 4/30/2017	$11.06	(0.94%)	0.65%	0.35%(c)	1.27%	50%	$48,312
Year Ended 4/30/2016	$11.34	2.38%	0.66%	0.35%(c)	1.30%	91%	$41,893
Class C
Year Ended 4/30/2020	$12.29	13.00%	1.41%	1.03%(c)	1.12%	54%	$6,910
Year Ended 4/30/2019	$11.00	3.59%	1.40%	1.05%(c)	1.23%	50%	$2,801
Year Ended 4/30/2018	$10.75	(2.03%)	1.41%	1.05%(c)	0.78%	27%	$4,143
Year Ended 4/30/2017	$11.06	(1.63%)	1.40%	1.05%(c)	0.56%	50%	$6,938
Year Ended 4/30/2016	$11.34	1.67%	1.41%	1.05%(c)	0.59%	91%	$9,892
Institutional Class
Year Ended 4/30/2020	$12.30	13.95%	0.40%	0.18%(c)	1.98%	54%	$581,931
Year Ended 4/30/2019	$11.01	4.57%	0.40%	0.20%(c)	2.08%	50%	$323,226
Year Ended 4/30/2018	$10.75	(1.20%)	0.40%	0.20%(c)	1.64%	27%	$392,889
Year Ended 4/30/2017	$11.06	(0.79%)	0.40%	0.20%(c)	1.42%	50%	$380,519
Year Ended 4/30/2016	$11.34	2.54%	0.41%	0.20%(c)	1.44%	91%	$274,641
Institutional 2 Class
Year Ended 4/30/2020	$12.27	13.98%	0.40%	0.18%	1.98%	54%	$51,284
Year Ended 4/30/2019	$10.98	4.48%	0.40%	0.20%	2.10%	50%	$35,855
Year Ended 4/30/2018	$10.73	(1.20%)	0.40%	0.20%	1.65%	27%	$30,710
Year Ended 4/30/2017	$11.04	(0.80%)	0.41%	0.20%	1.45%	50%	$24,839
Year Ended 4/30/2016	$11.32	2.54%	0.41%	0.20%	1.45%	91%	$3,906
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2020	$11.07	0.23	1.30	1.53	(0.23)	—	(0.23)
Year Ended 4/30/2019	$10.81	0.23	0.26	0.49	(0.23)	—	(0.23)
Year Ended 4/30/2018	$11.13	0.18	(0.32)	(0.14)	(0.18)	—	(0.18)
Year Ended 4/30/2017(d)	$11.02	0.03	0.11(e)	0.14	(0.03)	—	(0.03)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Treasury Index Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2020	$12.37	13.97%	0.40%	0.18%	2.00%	54%	$415,616
Year Ended 4/30/2019	$11.07	4.56%	0.40%	0.20%	2.10%	50%	$445,200
Year Ended 4/30/2018	$10.81	(1.27%)	0.40%	0.20%	1.66%	27%	$401,768
Year Ended 4/30/2017(d)	$11.13	1.24%	0.40%(f)	0.20%(f)	1.52%(f)	50%	$252,341
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2020	19

Notes to Financial Statements
April 30, 2020
Note 1. Organization
Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
20	Columbia U.S. Treasury Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia U.S. Treasury Index Fund | Annual Report 2020	21

Notes to Financial Statements  (continued)
April 30, 2020
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $751.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
22	Columbia U.S. Treasury Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the service fee for Class A and Class C shares so that the service fee does not exceed 0.15% annually of the average daily net assets attributable to each such share class. This arrangement may be modified or terminated by the Distributor at any time.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.70% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class C	—	1.00(a)	4,005

(a)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2019 through August 31, 2020	Prior to September 1, 2019
Class A	0.42%	0.45%
Class C	1.17	1.20
Institutional Class	0.17	0.20
Institutional 2 Class	0.17	0.20
Institutional 3 Class	0.17	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class A and Class C distribution and service fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Columbia U.S. Treasury Index Fund | Annual Report 2020	23

Notes to Financial Statements  (continued)
April 30, 2020
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2020			Year Ended April 30, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
18,893,040	—	18,893,040	17,186,079	—	17,186,079
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,385,761	—	—	97,870,531
At April 30, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,011,090,121	98,028,694	(158,163)	97,870,531
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	11,832,529
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $669,002,072 and $512,389,517, respectively, for the year ended April 30, 2020, of which $669,002,072 and $512,389,517, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
24	Columbia U.S. Treasury Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
Columbia U.S. Treasury Index Fund | Annual Report 2020	25

Notes to Financial Statements  (continued)
April 30, 2020
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its underlying index. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of, its underlying index, regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
26	Columbia U.S. Treasury Index Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Shareholder concentration risk
At April 30, 2020, affiliated shareholders of record owned 80.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia U.S. Treasury Index Fund | Annual Report 2020	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Treasury Index Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia U.S. Treasury Index Fund | Annual Report 2020

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	68	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	68	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	68	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	68	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia U.S. Treasury Index Fund | Annual Report 2020	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	68	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	68	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	68	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
30	Columbia U.S. Treasury Index Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	68	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	68	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	171	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia U.S. Treasury Index Fund | Annual Report 2020	31

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia U.S. Treasury Index Fund | Annual Report 2020

 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia U.S. Treasury Index Fund | Annual Report 2020	33

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Columbia U.S. Treasury Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN237_04_K01_(06/20)

Annual Report
April 30, 2020
Columbia Corporate Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Corporate Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Corporate Income Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2003
Royce Wilson, CFA
Portfolio Manager
Managed Fund since February 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since February 2020
Average annual total returns (%) (for the period ended April 30, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	10.10	4.21	4.95
	Including sales charges		4.83	3.20	4.44
Advisor Class*		11/08/12	10.28	4.47	5.21
Class C	Excluding sales charges	07/15/02	9.35	3.57	4.31
	Including sales charges		8.35	3.57	4.31
Institutional Class		03/05/86	10.37	4.47	5.21
Institutional 2 Class*		11/08/12	10.39	4.58	5.30
Institutional 3 Class*		11/08/12	10.44	4.61	5.34
Blended Benchmark			7.52	4.38	5.34
Bloomberg Barclays U.S. Corporate Bond Index			9.88	4.57	5.26
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Bloomberg Barclays U.S. Corporate Bond Index and a 15% weighting in the ICE Bank of America (ICE BofA) U.S. Cash Pay High Yield Constrained Index, which tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The Bloomberg Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable, corporate bond market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Corporate Income Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2010 — April 30, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2020)
Common Stocks	0.0(a)
Corporate Bonds & Notes	89.2
Foreign Government Obligations	0.0(a)
Money Market Funds	10.3
Senior Loans	0.1
U.S. Treasury Obligations	0.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2020)
AAA rating	0.4
AA rating	2.5
A rating	24.2
BBB rating	62.2
BB rating	5.2
B rating	3.9
CCC rating	1.4
CC rating	0.0(a)
C rating	0.0(a)
D rating	0.0(a)
Not rated	0.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Corporate Income Fund | Annual Report 2020

Manager Discussion of Fund Performance
At April 30, 2020, approximately 50.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2020, the Fund’s Class A shares returned 10.10% excluding sales charges. During the same 12-month period, the Fund’s Blended Benchmark returned 7.52%, while the Bloomberg Barclays U.S. Corporate Bond Index returned 9.88%. The Fund’s outperformance relative to the Blended Benchmark was primarily due to positive contributions from the Fund’s security selection.
Trade, Fed policy drove risk sentiment before coronavirus crisis overwhelmed markets
As the period opened, risk sentiment was bolstered by expectations that the Federal Reserve (Fed) was on hold with respect to further increases in its benchmark overnight lending rate, given continued below-target inflation and weak global growth. Credit sentiment wavered, however, as President Trump announced plans to impose a 25% tariff on $200 billion in imports from China. In the wake of this escalation in the U.S.-China trade war, expectations increasingly shifted toward one or more cuts in the federal funds target rate before the end of 2019, fueling a rally in bonds.
The Fed implemented quarter-point reductions in federal funds target rate at its July 31 and September 18 meetings, bringing the target range to 1.75% to 2.00%. Treasury yields fell along the length of the curve as the market anticipated additional rate cuts in the coming months under the prevailing conditions of slowing global growth and low inflation. The uncertainty around trade continued to lead to bouts of volatility in credit sensitive assets.
The Fed implemented a quarter-point reduction in the benchmark federal funds target rate at its October 30 meeting, leaving the target range at 1.50% to 1.75%. However, the Fed signaled that this move likely represented the end of its mid-cycle downward adjustment in rates, leading to a cooling in bond market returns. Signs of stronger economic growth and an improved tone in trade negotiations led more credit-sensitive areas of the market to outperform heading into 2020.
While the new year started on a positive note, the financial markets experienced an historic disruption beginning in the middle of February, as the emergence of the COVID-19 pandemic brought the global economy to a near halt. Investors sold out of risk assets broadly and moved into safe havens, most notably U.S. Treasuries, which saw yields plummet. The resulting liquidity vacuum led bond prices lower regardless of quality, as institutional investors sold what they could to raise cash to meet margin calls or honor redemption requests.
Policymakers globally responded with dramatic measures in the effort to keep businesses and consumers afloat. The Fed cut its overnight lending rate to zero at a mid-March 2020 emergency meeting, resurrected financial crisis-era lending facilities and launched an asset-purchase program covering Treasuries, mortgage-backed securities, municipal bonds and corporate issues. On the fiscal side, the U.S. government passed a $2.2 trillion stimulus package in late March 2020. The unprecedented scope and rapidity of policy response allowed credit-sensitive areas of the bond market to recoup some of the lost ground over the last few weeks of the 12-month period.
Treasury yields touched all-time lows in March 2020 and finished the 12-month period ended April 30, 2020 dramatically lower along the length of the curve. The two-year Treasury yield fell 207 basis points from 2.27% to 0.20%, the 10-year yield declined 187 basis points from 2.51% to 0.64%, and the 30-year yield declined 165 basis points from 2.93% to 1.28%.
Contributors and detractors
The Fund’s outperformance relative to the Blended Benchmark was led by the Fund’s security selection. In particular, the Fund’s exposure to GE Capital proved beneficial, as the conglomerate continued to sell off its less profitable business lines and increase efficiency in its more successful segments. The Fund’s positions in gas & electric company Southern Co. and retail healthcare company CVS Health Corp. also positively contributed to relative performance.
Columbia Corporate Income Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
The Fund’s industry weightings also contributed overall to relative performance. An overweight to electric utilities was the primary driver of positive relative performance, as cash flows for these highly regulated companies were less sensitive to COVID-19 pressures and the segment benefited from stay-at-home orders.
An underweight to industrials also helped relative returns. We avoided the majority of sub-sectors within industrials that were most effected by the COVID-19 pandemic, such as leisure & lodging, retailers and metals & mining.
In terms of asset allocation, on a contribution to spread duration basis, the Fund’s overweight to investment-grade corporate credit relative to the Blended Benchmark moderately detracted from performance as credit spreads widened out in March 2020 in the wake of the COVID-19 pandemic. However, the negative impact was more than offset by the Fund’s underweight to high-yield corporates, leading to an overall positive contribution from credit allocation.
The Fund’s yield curve positioning and modestly above-benchmark stance with respect to overall portfolio duration (and corresponding interest rate sensitivity) had a marginally positive impact on performance, as interest rates finished the period sharply lower.
We invested in highly-liquid, widely-traded Treasury futures to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. On a standalone basis, the Fund’s use of these derivatives had a negative impact on performance during the period, as they were primarily used to reduce portfolio duration.
At period’s end
We increased the Fund’s risk profile incrementally over the month of March 2020. In doing so, we primarily utilized the new issue market, which had a high-quality bias, as those were the companies that could most easily access the market under adverse conditions. Over the trailing 12-month period, we had increased the Fund’s allocation to the electric utility, food & beverage and technology industries, and decreased the Fund’s exposure to banking, health care, and midstream energy companies.
The Fund’s largest individual issuer overweights were within U.S. electric utilities, food & beverage companies, cable/telecommunication companies, and select names within health care and pharmaceuticals. We believe that these companies are best suited to deal with the “shelter in place” world in which we find ourselves while we hope for the best and brightest medical minds to uncover effective treatments and eventually a vaccine for the COVID-19 virus. Social distancing measures are negatively impacting industries such as airlines, cruise lines, gaming, lodging, specialty retail and real estate investment trusts (REITs), sectors to which the Fund has zero exposure. Finally, we believe the global financial system was in a much healthier position than it was heading into the 2008 financial crisis. Within financials, the Fund was focused at the close of the reporting period on the largest U.S. banks, which have greatly increased their capital and liquidity buffers in recent years.
We will be monitoring the extent to which investment-grade issuers reduce shareholder payouts in the form of dividends and stock buybacks in order to address the current environment of heightened uncertainty. This is a lever that high-yield issuers are generally less able to wield aggressively. In general, we will continue to focus on investing in management teams that we believe are demonstrating good stewardship of their balance sheets.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price.See the Fund’s prospectus for more information on these and other risks.
6	Columbia Corporate Income Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Corporate Income Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2019 — April 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.10	1,020.39	4.54	4.52	0.90
Advisor Class	1,000.00	1,000.00	1,030.50	1,021.63	3.28	3.27	0.65
Class C	1,000.00	1,000.00	1,026.10	1,017.40	7.56	7.52	1.50
Institutional Class	1,000.00	1,000.00	1,031.30	1,021.63	3.28	3.27	0.65
Institutional 2 Class	1,000.00	1,000.00	1,031.00	1,022.18	2.73	2.72	0.54
Institutional 3 Class	1,000.00	1,000.00	1,031.30	1,022.43	2.47	2.46	0.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Corporate Income Fund | Annual Report 2020

Portfolio of Investments
April 30, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Insurance 0.0%
Mr. Cooper Group, Inc.(a)	1,782	17,072
WMI Holdings Corp. Escrow(a),(b),(c)	1,075	—
Total		17,072
Total Financials		17,072
Total Common Stocks (Cost $1,077,470)		17,072

Corporate Bonds & Notes 88.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.9%
BAE Systems PLC(d)
04/15/2030	3.400%	3,615,000	3,914,713
Boeing Co. (The)
08/01/2059	3.950%	1,195,000	936,450
Bombardier, Inc.(d)
12/01/2024	7.500%	337,000	225,895
Moog, Inc.(d)
12/15/2027	4.250%	139,000	130,816
Northrop Grumman Corp.
01/15/2028	3.250%	20,490,000	22,205,769
TransDigm, Inc.(d)
12/15/2025	8.000%	224,000	233,071
03/15/2026	6.250%	1,032,000	1,014,256
11/15/2027	5.500%	666,000	561,989
TransDigm, Inc.
06/15/2026	6.375%	622,000	535,697
03/15/2027	7.500%	149,000	135,742
Total			29,894,398
Automotive 0.2%
Delphi Technologies PLC(d)
10/01/2025	5.000%	129,000	120,594
Ford Motor Co.
04/21/2023	8.500%	68,000	67,935
04/22/2025	9.000%	67,000	65,227
04/22/2030	9.625%	20,000	19,944
General Motors Co.
04/01/2048	5.400%	1,840,000	1,464,662
KAR Auction Services, Inc.(d)
06/01/2025	5.125%	273,000	233,889
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panther BF Aggregator 2 LP/Finance Co., Inc.(d)
05/15/2027	8.500%	266,000	225,332
Total			2,197,583
Banking 11.3%
American Express Co.
08/01/2022	2.500%	9,590,000	9,802,639
02/27/2023	3.400%	4,365,000	4,572,792
Bank of America Corp.(e)
04/29/2031	2.592%	19,565,000	20,083,877
Capital One Bank USA NA(e)
01/27/2023	2.014%	5,735,000	5,684,853
Capital One Financial Corp.
01/31/2028	3.800%	2,840,000	2,889,360
Capital One NA
08/08/2022	2.650%	4,812,000	4,863,572
Citigroup, Inc.(e)
01/29/2031	2.666%	9,375,000	9,433,736
Goldman Sachs Group, Inc. (The)
02/07/2030	2.600%	6,290,000	6,251,199
07/08/2044	4.800%	2,430,000	2,963,136
JPMorgan Chase & Co.(e)
10/15/2030	2.739%	17,450,000	18,081,665
04/22/2031	2.522%	3,512,000	3,591,951
Morgan Stanley(e)
01/22/2031	2.699%	6,215,000	6,354,477
Washington Mutual Bank(b),(c),(f)
Subordinated
01/15/2015	0.000%	6,350,000	9,525
Wells Fargo & Co.
10/23/2026	3.000%	8,670,000	9,089,395
Wells Fargo & Co.(e)
10/30/2030	2.879%	5,925,000	6,056,951
02/11/2031	2.572%	5,385,000	5,377,437
Total			115,106,565
Brokerage/Asset Managers/Exchanges 0.0%
Advisor Group Holdings, Inc.(d)
08/01/2027	10.750%	81,000	62,356
AG Issuer LLC(d)
03/01/2028	6.250%	78,000	68,602
NFP Corp.(d)
07/15/2025	6.875%	310,000	296,687
Total			427,645
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(d)
05/15/2026	5.875%	323,000	324,685
01/15/2028	4.000%	455,000	433,878
Beacon Roofing Supply, Inc.(d)
11/01/2025	4.875%	289,000	254,986
11/15/2026	4.500%	224,000	213,904
Core & Main LP(d)
08/15/2025	6.125%	434,000	420,896
James Hardie International Finance DAC(d)
01/15/2025	4.750%	104,000	102,700
01/15/2028	5.000%	204,000	193,367
Total			1,944,416
Cable and Satellite 2.2%
CCO Holdings LLC/Capital Corp.(d)
05/01/2025	5.375%	319,000	327,560
02/15/2026	5.750%	481,000	501,523
05/01/2027	5.125%	324,000	336,553
03/01/2030	4.750%	714,000	728,203
08/15/2030	4.500%	246,000	249,286
Charter Communications Operating LLC/Capital
03/01/2050	4.800%	5,375,000	6,084,524
04/01/2051	3.700%	4,270,000	4,204,662
Comcast Corp.
08/15/2047	4.000%	4,530,000	5,371,923
CSC Holdings LLC(d)
07/15/2023	5.375%	210,000	212,383
05/15/2026	5.500%	802,000	833,481
04/15/2027	5.500%	137,000	142,563
02/01/2029	6.500%	573,000	626,347
01/15/2030	5.750%	388,000	403,438
DISH DBS Corp.
11/15/2024	5.875%	255,000	245,568
07/01/2026	7.750%	480,000	472,800
Intelsat Jackson Holdings SA(f)
08/01/2023	0.000%	111,000	60,401
Intelsat Jackson Holdings SA(d),(f)
10/15/2024	0.000%	193,000	111,862
Intelsat Luxembourg SA(f)
06/01/2023	0.000%	231,000	19,510
Radiate HoldCo LLC/Finance, Inc.(d)
02/15/2025	6.625%	410,000	408,189
Sirius XM Radio, Inc.(d)
07/15/2024	4.625%	132,000	134,693
07/15/2026	5.375%	545,000	566,676
Ziggo Bond Co. BV(d)
02/28/2030	5.125%	90,000	89,259
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Bond Finance BV(d)
01/15/2027	6.000%	501,000	510,304
Ziggo BV(d)
01/15/2027	5.500%	264,000	268,800
Total			22,910,508
Chemicals 0.6%
Alpha 2 BV(d),(g)
06/01/2023	8.750%	222,000	210,032
Angus Chemical Co.(d)
02/15/2023	8.750%	202,000	199,040
Atotech U.S.A., Inc.(d)
02/01/2025	6.250%	353,000	337,710
Axalta Coating Systems LLC(d)
08/15/2024	4.875%	324,000	329,102
CF Industries, Inc.
03/15/2034	5.150%	85,000	88,793
03/15/2044	5.375%	34,000	35,193
Chemours Co. (The)
05/15/2023	6.625%	160,000	151,778
Dow Chemical Co. (The)
11/15/2042	4.375%	1,260,000	1,343,804
INEOS Group Holdings SA(d)
08/01/2024	5.625%	398,000	386,065
Innophos Holdings, Inc.(d)
02/15/2028	9.375%	276,000	265,352
LYB International Finance III LLC
05/01/2050	4.200%	1,105,000	1,117,513
Platform Specialty Products Corp.(d)
12/01/2025	5.875%	511,000	507,403
PQ Corp.(d)
11/15/2022	6.750%	555,000	559,168
12/15/2025	5.750%	247,000	244,899
SPCM SA(d)
09/15/2025	4.875%	169,000	171,752
Starfruit Finco BV/US Holdco LLC(d)
10/01/2026	8.000%	526,000	492,738
Total			6,440,342
Construction Machinery 0.1%
H&E Equipment Services, Inc.
09/01/2025	5.625%	169,000	160,954
Herc Holdings, Inc.(d)
07/15/2027	5.500%	169,000	160,188

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Corporate Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.
09/15/2026	5.875%	261,000	268,427
12/15/2026	6.500%	170,000	176,494
05/15/2027	5.500%	97,000	97,991
11/15/2027	3.875%	80,000	78,202
Total			942,256
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/2022	7.875%	354,000	336,972
09/01/2023	7.625%	181,000	144,059
APX Group, Inc.(d)
11/01/2024	8.500%	400,000	366,871
Expedia Group, Inc.(d),(h)
05/01/2025	6.250%	31,000	31,682
05/01/2025	7.000%	15,000	15,325
frontdoor, Inc.(d)
08/15/2026	6.750%	99,000	101,646
Staples, Inc.(d)
04/15/2026	7.500%	71,000	55,530
04/15/2027	10.750%	56,000	31,358
Uber Technologies, Inc.(d)
11/01/2023	7.500%	110,000	110,284
Total			1,193,727
Consumer Products 0.2%
Energizer Holdings, Inc.(d)
07/15/2026	6.375%	201,000	209,191
01/15/2027	7.750%	225,000	239,096
Mattel, Inc.(d)
12/31/2025	6.750%	169,000	171,610
12/15/2027	5.875%	318,000	311,600
Mattel, Inc.
11/01/2041	5.450%	54,000	42,806
Prestige Brands, Inc.(d)
03/01/2024	6.375%	149,000	153,127
01/15/2028	5.125%	106,000	107,989
Scotts Miracle-Gro Co. (The)
10/15/2029	4.500%	61,000	59,622
Spectrum Brands, Inc.
07/15/2025	5.750%	209,000	208,367
Valvoline, Inc.(d)
02/15/2030	4.250%	167,000	162,470
Total			1,665,878
Diversified Manufacturing 0.7%
3M Co.
08/26/2049	3.250%	1,210,000	1,350,584
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrier Global Corp.(d)
04/05/2040	3.377%	2,575,000	2,308,693
04/05/2050	3.577%	2,940,000	2,658,498
CFX Escrow Corp.(d)
02/15/2024	6.000%	76,000	77,190
02/15/2026	6.375%	91,000	94,056
Gates Global LLC/Co.(d)
01/15/2026	6.250%	459,000	417,356
MTS Systems Corp.(d)
08/15/2027	5.750%	113,000	106,129
Resideo Funding, Inc.(d)
11/01/2026	6.125%	186,000	162,841
Welbilt, Inc.
02/15/2024	9.500%	68,000	56,467
Zekelman Industries, Inc.(d)
06/15/2023	9.875%	158,000	156,823
Total			7,388,637
Electric 21.6%
AEP Texas, Inc.
01/15/2050	3.450%	6,400,000	7,058,652
AES Corp. (The)
03/15/2023	4.500%	156,000	156,650
05/15/2026	6.000%	216,000	226,925
Berkshire Hathaway Energy Co.(d)
10/15/2050	4.250%	1,135,000	1,452,387
Calpine Corp.(d)
06/01/2026	5.250%	204,000	208,290
02/15/2028	4.500%	297,000	288,306
03/15/2028	5.125%	292,000	284,686
CenterPoint Energy, Inc.
09/01/2024	2.500%	3,517,000	3,625,967
Clearway Energy Operating LLC
10/15/2025	5.750%	86,000	89,066
09/15/2026	5.000%	121,000	121,963
Clearway Energy Operating LLC(d)
03/15/2028	4.750%	288,000	293,324
CMS Energy Corp.
03/01/2024	3.875%	8,145,000	8,707,479
11/15/2025	3.600%	10,564,000	11,205,428
02/15/2027	2.950%	9,221,000	9,513,763
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	900,000	1,041,198
04/01/2050	3.950%	1,565,000	1,880,546
Dominion Energy, Inc.
03/15/2049	4.600%	1,210,000	1,475,994
DTE Energy Co.
10/01/2026	2.850%	27,181,000	27,707,713

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Corp.
10/15/2023	3.950%	6,183,000	6,646,226
09/01/2026	2.650%	2,915,000	3,097,058
08/15/2027	3.150%	6,030,000	6,454,096
09/01/2046	3.750%	1,725,000	1,956,877
06/15/2049	4.200%	1,755,000	2,159,865
Emera U.S. Finance LP
06/15/2046	4.750%	5,913,000	6,339,541
Eversource Energy
10/01/2024	2.900%	5,000,000	5,243,419
01/15/2025	3.150%	2,695,000	2,854,367
Georgia Power Co.
01/30/2050	3.700%	8,440,000	9,510,480
Indiana Michigan Power Co.
07/01/2047	3.750%	3,055,000	3,497,194
NextEra Energy Operating Partners LP(d)
09/15/2027	4.500%	588,000	603,073
NRG Energy, Inc.
01/15/2027	6.625%	569,000	607,414
01/15/2028	5.750%	7,000	7,554
NRG Energy, Inc.(d)
06/15/2029	5.250%	263,000	281,305
Oncor Electric Delivery Co. LLC
09/15/2049	3.100%	608,000	692,280
Oncor Electric Delivery Co. LLC(d)
05/15/2050	3.700%	2,885,000	3,596,775
PacifiCorp
09/15/2030	2.700%	1,920,000	2,084,090
PacifiCorp.
02/15/2050	4.150%	1,305,000	1,659,786
Pennsylvania Electric Co.(d)
06/01/2029	3.600%	5,223,000	5,710,858
Progress Energy, Inc.
04/01/2022	3.150%	20,570,000	21,124,097
San Diego Gas & Electric Co.
04/15/2050	3.320%	2,620,000	2,867,538
Sierra Pacific Power Co.
05/01/2026	2.600%	1,990,000	2,119,308
Southern California Edison Co.
10/01/2043	4.650%	295,000	348,783
04/01/2047	4.000%	680,000	767,288
02/01/2050	3.650%	1,665,000	1,817,899
Southern Co. (The)
07/01/2021	2.350%	1,954,000	1,975,709
Vistra Operations Co. LLC(d)
09/01/2026	5.500%	159,000	164,717
02/15/2027	5.625%	408,000	429,934
07/31/2027	5.000%	252,000	257,291
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WEC Energy Group, Inc.
06/15/2021	3.375%	3,115,000	3,195,466
06/15/2025	3.550%	14,637,000	15,861,633
Xcel Energy, Inc.
12/01/2026	3.350%	28,290,000	30,888,400
06/01/2030	3.400%	560,000	622,818
Total			220,781,476
Environmental 0.1%
Clean Harbors, Inc.(d)
07/15/2029	5.125%	61,000	62,106
GFL Environmental, Inc.(d)
05/01/2022	5.625%	172,000	174,418
06/01/2025	4.250%	95,000	95,635
12/15/2026	5.125%	219,000	227,736
05/01/2027	8.500%	223,000	243,167
Hulk Finance Corp.(d)
06/01/2026	7.000%	91,000	95,790
Total			898,852
Finance Companies 2.6%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	12,001,000	11,990,338
11/15/2035	4.418%	12,295,000	12,812,197
Global Aircraft Leasing Co., Ltd.(d),(g)
09/15/2024	6.500%	213,000	128,597
Navient Corp.
07/26/2021	6.625%	258,000	256,566
01/25/2023	5.500%	348,000	325,168
10/25/2024	5.875%	111,000	102,436
Provident Funding Associates LP/Finance Corp.(d)
06/15/2025	6.375%	383,000	322,570
Quicken Loans, Inc.(d)
05/01/2025	5.750%	349,000	342,362
01/15/2028	5.250%	95,000	93,019
Springleaf Finance Corp.
03/15/2024	6.125%	256,000	239,830
03/15/2025	6.875%	173,000	163,563
Total			26,776,646
Food and Beverage 8.6%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	20,576,000	23,732,401
Aramark Services, Inc.(d)
05/01/2025	6.375%	65,000	67,595
Bacardi Ltd.(d)
05/15/2038	5.150%	3,015,000	3,336,162
05/15/2048	5.300%	6,725,000	7,694,134

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Corporate Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Conagra Brands, Inc.
10/22/2021	3.800%	10,585,000	10,916,408
11/01/2048	5.400%	2,790,000	3,723,338
Diageo Capital PLC
04/29/2030	2.000%	7,000,000	6,983,133
04/29/2032	2.125%	3,710,000	3,715,691
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/2026	5.625%	323,000	302,575
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	12,998,000	12,417,057
Mars, Inc.(d)
04/01/2059	4.200%	2,700,000	3,388,478
Molson Coors Brewing Co.
07/15/2021	2.100%	654,000	651,828
07/15/2046	4.200%	670,000	634,230
Mondelez International, Inc.(h)
05/04/2025	1.500%	6,635,000	6,599,436
Performance Food Group, Inc.(d)
05/01/2025	6.875%	47,000	47,906
10/15/2027	5.500%	104,000	98,743
Pilgrim’s Pride Corp.(d)
09/30/2027	5.875%	160,000	162,919
Post Holdings, Inc.(d)
03/01/2027	5.750%	661,000	678,634
04/15/2030	4.625%	517,000	507,418
Sysco Corp.
07/15/2021	2.500%	2,055,000	2,066,087
Tyson Foods, Inc.
08/23/2021	2.250%	356,000	360,403
Total			88,084,576
Gaming 0.3%
Boyd Gaming Corp.
04/01/2026	6.375%	127,000	115,247
08/15/2026	6.000%	8,000	7,233
Boyd Gaming Corp.(d)
12/01/2027	4.750%	215,000	184,012
Caesars Resort Collection LLC/CRC Finco, Inc.(d)
10/15/2025	5.250%	226,000	177,716
Eldorado Resorts, Inc.
04/01/2025	6.000%	498,000	488,777
International Game Technology PLC(d)
02/15/2022	6.250%	542,000	529,581
02/15/2025	6.500%	144,000	141,279
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	122,000	118,169
02/01/2027	5.750%	154,000	156,031
01/15/2028	4.500%	101,000	95,303
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games International, Inc.(d)
10/15/2025	5.000%	403,000	351,718
03/15/2026	8.250%	378,000	286,693
VICI Properties LP/Note Co., Inc.(d)
12/01/2026	4.250%	176,000	164,754
12/01/2029	4.625%	142,000	132,144
08/15/2030	4.125%	326,000	296,730
Wynn Las Vegas LLC/Capital Corp.(d)
03/01/2025	5.500%	92,000	81,659
Wynn Resorts Finance LLC/Capital Corp.(d)
04/15/2025	7.750%	48,000	49,131
Total			3,376,177
Health Care 4.3%
Acadia Healthcare Co., Inc.
02/15/2023	5.625%	190,000	181,857
03/01/2024	6.500%	212,000	202,901
Avantor, Inc.(d)
10/01/2025	9.000%	327,000	355,031
Becton Dickinson and Co.
06/06/2024	3.363%	8,225,000	8,763,543
Change Healthcare Holdings LLC/Finance, Inc.(d)
03/01/2025	5.750%	386,000	381,754
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	184,000	172,924
CHS/Community Health Systems, Inc.(d)
02/15/2025	6.625%	256,000	237,015
Cigna Corp.
10/15/2028	4.375%	12,450,000	14,267,456
CVS Health Corp.
04/01/2040	4.125%	5,825,000	6,534,832
03/25/2048	5.050%	3,815,000	4,838,581
DaVita, Inc.
07/15/2024	5.125%	109,000	110,585
Encompass Health Corp.
02/01/2028	4.500%	101,000	101,907
Express Scripts Holding Co.
11/30/2020	2.600%	4,425,000	4,450,265
HCA, Inc.
02/01/2029	5.875%	184,000	211,182
09/01/2030	3.500%	399,000	382,222
MPH Acquisition Holdings LLC(d)
06/01/2024	7.125%	225,000	200,625
Ortho-Clinical Diagnostics, Inc./SA(d)
02/01/2028	7.250%	69,000	62,807
Select Medical Corp.(d)
08/15/2026	6.250%	248,000	238,678

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
06/15/2023	6.750%	109,000	108,836
08/01/2025	7.000%	249,000	233,098
Tenet Healthcare Corp.(d)
04/01/2025	7.500%	202,000	217,139
01/01/2026	4.875%	405,000	400,137
02/01/2027	6.250%	319,000	314,253
11/01/2027	5.125%	478,000	474,698
Total			43,442,326
Healthcare Insurance 1.0%
Aetna, Inc.
08/15/2047	3.875%	862,000	937,895
Centene Corp.(d)
06/01/2026	5.375%	407,000	431,282
12/15/2027	4.250%	418,000	437,277
12/15/2029	4.625%	546,000	597,623
02/15/2030	3.375%	1,789,000	1,802,238
UnitedHealth Group, Inc.
08/15/2039	3.500%	5,157,000	5,749,592
Total			9,955,907
Home Construction 0.1%
Lennar Corp.
11/15/2024	5.875%	195,000	206,974
Meritage Homes Corp.
06/01/2025	6.000%	330,000	339,508
Shea Homes LP/Funding Corp.(d)
02/15/2028	4.750%	171,000	147,619
Taylor Morrison Communities, Inc.(d)
01/15/2028	5.750%	173,000	156,808
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	115,000	113,690
Total			964,599
Independent Energy 1.0%
Callon Petroleum Co.
07/01/2026	6.375%	822,000	132,892
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,885,000	4,468,926
Centennial Resource Production LLC(d)
01/15/2026	5.375%	454,000	136,176
04/01/2027	6.875%	140,000	41,516
CrownRock LP/Finance, Inc.(d)
10/15/2025	5.625%	219,000	177,192
Endeavor Energy Resources LP/Finance, Inc.(d)
01/30/2028	5.750%	256,000	228,236
Hilcorp Energy I LP/Finance Co.(d)
10/01/2025	5.750%	265,000	146,351
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jagged Peak Energy LLC
05/01/2026	5.875%	214,000	184,771
Matador Resources Co.
09/15/2026	5.875%	667,000	335,719
Noble Energy, Inc.
11/15/2043	5.250%	3,813,000	2,887,145
Parsley Energy LLC/Finance Corp.(d)
10/15/2027	5.625%	384,000	329,491
02/15/2028	4.125%	208,000	168,776
QEP Resources, Inc.
03/01/2026	5.625%	235,000	73,948
SM Energy Co.
06/01/2025	5.625%	85,000	24,178
09/15/2026	6.750%	450,000	122,140
01/15/2027	6.625%	190,000	51,866
WPX Energy, Inc.
09/15/2024	5.250%	466,000	418,715
01/15/2030	4.500%	682,000	558,846
Total			10,486,884
Leisure 0.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(d)
05/01/2025	5.500%	169,000	169,000
Cinemark USA, Inc.(d)
05/01/2025	8.750%	121,000	122,849
Live Nation Entertainment, Inc.(d)
10/15/2027	4.750%	153,000	129,479
Six Flags Entertainment Corp.(d)
07/31/2024	4.875%	288,000	253,431
Six Flags Theme Parks, Inc.(d)
07/01/2025	7.000%	84,000	87,544
Vail Resorts, Inc.(d),(h)
05/15/2025	6.250%	37,000	38,102
Viking Cruises Ltd.(d)
09/15/2027	5.875%	362,000	243,312
Total			1,043,717
Life Insurance 7.3%
American International Group, Inc.
07/10/2025	3.750%	3,970,000	4,239,524
Brighthouse Financial, Inc.
06/22/2047	4.700%	325,000	281,533
Five Corners Funding Trust(d)
11/15/2023	4.419%	23,065,000	25,489,378
Guardian Life Insurance Co. of America (The)(d)
Subordinated
06/19/2064	4.875%	2,935,000	3,706,509

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Corporate Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Mutual Life Insurance Co.(d)
Subordinated
04/01/2077	4.900%	2,372,000	2,951,738
MassMutual Global Funding II(d)
07/01/2022	2.250%	5,005,000	5,101,663
Northwestern Mutual Life Insurance Co. (The)(d)
09/30/2059	3.625%	4,848,000	5,272,606
Peachtree Corners Funding Trust(d)
02/15/2025	3.976%	16,462,000	17,226,750
Principal Life Global Funding II(d)
11/21/2024	2.250%	7,165,000	7,303,778
Teachers Insurance & Annuity Association of America(d)
Subordinated
09/15/2044	4.900%	2,270,000	2,925,257
Voya Financial, Inc.
06/15/2046	4.800%	130,000	149,493
Total			74,648,229
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(d)
05/01/2025	5.375%	84,000	83,931
05/01/2028	5.750%	92,000	92,630
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	329,000	325,057
Total			501,618
Media and Entertainment 1.6%
Clear Channel Worldwide Holdings, Inc.(d)
02/15/2024	9.250%	397,000	330,134
08/15/2027	5.125%	208,000	195,636
Diamond Sports Group LLC/Finance Co.(d)
08/15/2026	5.375%	204,000	155,091
08/15/2027	6.625%	79,000	43,336
Discovery Communications LLC
09/20/2037	5.000%	2,030,000	2,231,854
05/15/2049	5.300%	3,817,000	4,417,908
Fox Corp.
01/25/2039	5.476%	924,000	1,167,561
iHeartCommunications, Inc.
05/01/2026	6.375%	261,962	248,246
05/01/2027	8.375%	180,518	149,802
iHeartCommunications, Inc.(d)
08/15/2027	5.250%	102,000	93,330
01/15/2028	4.750%	266,000	231,992
Netflix, Inc.
11/15/2028	5.875%	439,000	496,970
05/15/2029	6.375%	388,000	455,323
Netflix, Inc.(d)
11/15/2029	5.375%	247,000	272,816
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp.(d)
03/15/2030	4.625%	367,000	338,526
Scripps Escrow, Inc.(d)
07/15/2027	5.875%	164,000	139,648
TEGNA, Inc.(d)
09/15/2029	5.000%	156,000	139,043
Walt Disney Co. (The)
11/15/2037	6.650%	3,640,000	5,413,859
Total			16,521,075
Metals and Mining 0.4%
Alcoa Nederland Holding BV(d)
09/30/2024	6.750%	245,000	247,209
Big River Steel LLC/Finance Corp.(d)
09/01/2025	7.250%	283,000	265,285
Constellium NV(d)
03/01/2025	6.625%	323,000	314,345
02/15/2026	5.875%	624,000	594,028
Freeport-McMoRan, Inc.
11/14/2024	4.550%	91,000	91,212
09/01/2029	5.250%	386,000	381,449
03/15/2043	5.450%	491,000	450,397
HudBay Minerals, Inc.(d)
01/15/2025	7.625%	616,000	561,721
Novelis Corp.(d)
09/30/2026	5.875%	318,000	309,445
01/30/2030	4.750%	431,000	381,827
Total			3,596,918
Midstream 4.1%
Cheniere Energy Partners LP
10/01/2026	5.625%	419,000	402,522
Cheniere Energy Partners LP(d)
10/01/2029	4.500%	180,000	166,147
DCP Midstream Operating LP
05/15/2029	5.125%	341,000	253,805
04/01/2044	5.600%	230,000	124,216
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	226,000	216,421
Energy Transfer Operating LP
03/15/2023	4.250%	260,000	257,705
Enterprise Products Operating LLC
01/31/2060	3.950%	1,465,000	1,355,966
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	111,000	93,793
02/01/2028	7.750%	134,000	114,273
Holly Energy Partners LP/Finance Corp.(d)
02/01/2028	5.000%	393,000	356,621

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	5,171,000	5,495,625
Kinder Morgan, Inc.
02/15/2046	5.050%	2,339,000	2,574,743
MPLX LP
04/15/2048	4.700%	6,890,000	6,195,606
NuStar Logistics LP
06/01/2026	6.000%	132,000	119,157
04/28/2027	5.625%	247,000	222,300
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	11,460,000	9,497,978
Rockpoint Gas Storage Canada Ltd.(d)
03/31/2023	7.000%	227,000	175,331
Sunoco LP/Finance Corp.
01/15/2023	4.875%	126,000	123,336
Tallgrass Energy Partners LP/Finance Corp.(d)
01/15/2028	5.500%	228,000	154,130
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	96,000	81,620
01/15/2028	5.000%	482,000	405,310
Targa Resources Partners LP/Finance Corp.(d)
03/01/2030	5.500%	518,000	441,236
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	363,000	288,976
Western Gas Partners LP
08/15/2048	5.500%	6,216,000	4,612,513
Williams Companies, Inc. (The)
09/15/2045	5.100%	7,469,000	7,845,825
Total			41,575,155
Natural Gas 2.2%
NiSource, Inc.
09/01/2029	2.950%	15,905,000	16,736,835
05/01/2030	3.600%	4,475,000	4,999,745
05/15/2047	4.375%	860,000	1,027,291
Total			22,763,871
Oil Field Services 0.1%
Apergy Corp.
05/01/2026	6.375%	227,000	186,172
Archrock Partners LP/Finance Corp.(d)
04/01/2028	6.250%	142,000	107,046
Nabors Industries Ltd.(d)
01/15/2026	7.250%	131,000	49,339
01/15/2028	7.500%	99,000	39,538
Nabors Industries, Inc.
02/01/2025	5.750%	373,000	85,048
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SESI LLC
09/15/2024	7.750%	108,000	22,258
Transocean Guardian Ltd.(d)
01/15/2024	5.875%	105,210	80,310
Transocean Poseidon Ltd.(d)
02/01/2027	6.875%	104,000	80,897
Transocean Sentry Ltd.(d)
05/15/2023	5.375%	182,000	138,320
Transocean, Inc.(d)
02/01/2027	8.000%	115,000	45,751
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	138,000	113,088
Total			947,767
Packaging 0.3%
ARD Finance SA(d),(g)
06/30/2027	6.500%	105,000	98,255
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
02/15/2025	6.000%	517,000	517,961
08/15/2026	4.125%	215,000	211,235
08/15/2027	5.250%	257,000	249,480
Berry Global, Inc.
05/15/2022	5.500%	198,000	198,007
07/15/2023	5.125%	480,000	482,788
BWAY Holding Co.(d)
04/15/2024	5.500%	198,000	182,759
Flex Acquisition Co., Inc.(d)
07/15/2026	7.875%	223,000	215,844
Reynolds Group Issuer, Inc./LLC(d)
07/15/2024	7.000%	374,000	375,328
Trivium Packaging Finance BV(d)
08/15/2026	5.500%	178,000	183,143
08/15/2027	8.500%	206,000	215,565
Total			2,930,365
Pharmaceuticals 1.8%
AbbVie, Inc.(d)
11/21/2049	4.250%	9,280,000	10,700,974
Amgen, Inc.
02/21/2050	3.375%	3,989,000	4,350,866
Bausch Health Companies, Inc.(d)
05/15/2023	5.875%	34,000	33,786
03/15/2024	7.000%	250,000	260,603
04/15/2025	6.125%	438,000	443,461
11/01/2025	5.500%	273,000	283,620
04/01/2026	9.250%	269,000	297,885
01/31/2027	8.500%	253,000	278,779
01/15/2028	7.000%	78,000	81,022

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Corporate Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Catalent Pharma Solutions, Inc.(d)
07/15/2027	5.000%	92,000	93,918
Endo Dac/Finance LLC/Finco, Inc.(d)
07/15/2023	6.000%	220,000	164,956
Endo Dac/Finance LLC/Finco, Inc.(d),(e)
02/01/2025	6.000%	102,000	72,994
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(d)
08/01/2023	6.375%	320,000	326,652
Mylan NV
06/15/2046	5.250%	585,000	674,381
Par Pharmaceutical, Inc.(d)
04/01/2027	7.500%	269,000	273,766
Total			18,337,663
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC/Co-Issuer(d)
10/15/2027	6.750%	338,000	337,131
HUB International Ltd.(d)
05/01/2026	7.000%	254,000	252,870
USI, Inc.(d)
05/01/2025	6.875%	120,000	119,471
Total			709,472
Railroads 1.1%
CSX Corp.
09/15/2049	3.350%	2,985,000	3,180,418
Union Pacific Corp.
08/15/2059	3.950%	1,856,000	2,112,041
02/05/2070	3.750%	600,000	644,753
Union Pacific Corp.(d)
03/20/2060	3.839%	4,570,000	5,092,418
Total			11,029,630
Restaurants 0.1%
IRB Holding Corp.(d)
02/15/2026	6.750%	624,000	520,162
Retailers 0.6%
Burlington Coat Factory Warehouse Corp.(d)
04/15/2025	6.250%	34,000	34,585
L Brands, Inc.
06/15/2029	7.500%	113,000	83,336
11/01/2035	6.875%	227,000	168,162
PetSmart, Inc.(d)
03/15/2023	7.125%	422,000	403,988
06/01/2025	5.875%	77,000	77,544
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Target Corp.
09/15/2030	2.650%	5,000,000	5,364,894
Total			6,132,509
Supermarkets 0.5%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	162,000	166,647
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(d)
03/15/2026	7.500%	147,000	160,827
02/15/2028	5.875%	378,000	395,240
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(d)
01/15/2027	4.625%	134,000	135,221
02/15/2030	4.875%	124,000	125,796
Kroger Co. (The)
01/15/2048	4.650%	3,293,000	3,954,535
Total			4,938,266
Technology 3.3%
Alliance Data Systems Corp.(d)
12/15/2024	4.750%	203,000	150,843
Apple, Inc.
02/09/2045	3.450%	2,485,000	2,841,324
Ascend Learning LLC(d)
08/01/2025	6.875%	280,000	276,941
08/01/2025	6.875%	205,000	203,501
Banff Merger Sub, Inc.(d)
09/01/2026	9.750%	56,000	50,245
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	11,697,000	12,204,896
Camelot Finance SA(d)
11/01/2026	4.500%	165,000	164,818
CommScope Technologies LLC(d)
06/15/2025	6.000%	263,000	234,219
Ensemble S Merger Sub, Inc.(d)
09/30/2023	9.000%	87,000	87,722
Gartner, Inc.(d)
04/01/2025	5.125%	389,000	401,079
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(d)
11/30/2024	10.000%	264,000	277,828
Intel Corp.
03/25/2060	4.950%	2,845,000	4,063,300
NCR Corp.
07/15/2022	5.000%	243,000	242,286
NCR Corp.(d)
04/15/2025	8.125%	137,000	145,259
09/01/2027	5.750%	274,000	274,564
09/01/2029	6.125%	215,000	214,644

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NXP BV/Funding LLC/USA, Inc.(d),(h)
05/01/2030	3.400%	1,375,000	1,377,904
Oracle Corp.
04/01/2060	3.850%	5,920,000	6,850,449
Plantronics, Inc.(d)
05/31/2023	5.500%	302,000	242,312
QUALCOMM, Inc.
05/20/2047	4.300%	1,075,000	1,304,617
Qualitytech LP/QTS Finance Corp.(d)
11/15/2025	4.750%	502,000	505,222
Refinitiv US Holdings, Inc.(d)
11/15/2026	8.250%	377,000	418,330
Sabre GLBL, Inc.(d)
04/15/2025	9.250%	37,000	39,069
Solera LLC/Finance, Inc.(d)
03/01/2024	10.500%	68,000	67,652
Tempo Acquisition LLC/Finance Corp.(d),(h)
06/01/2025	5.750%	94,000	94,000
Tempo Acquisition LLC/Finance Corp.(d)
06/01/2025	6.750%	69,000	66,865
Verscend Escrow Corp.(d)
08/15/2026	9.750%	340,000	354,145
Total			33,154,034
Tobacco 0.1%
BAT Capital Corp.
08/15/2047	4.540%	1,430,000	1,493,345
Transportation Services 1.0%
Avis Budget Car Rental LLC/Finance, Inc.(d)
03/15/2025	5.250%	217,000	129,458
ERAC U.S.A. Finance LLC(d)
11/01/2046	4.200%	1,960,000	1,888,151
FedEx Corp.
04/01/2046	4.550%	4,195,000	4,487,693
Hertz Corp. (The)(d)
06/01/2022	7.625%	298,000	113,366
01/15/2028	6.000%	438,000	75,946
United Parcel Service, Inc.
11/15/2047	3.750%	1,110,000	1,311,953
09/01/2049	3.400%	1,385,000	1,557,427
XPO Logistics, Inc.(d)
06/15/2022	6.500%	180,000	180,716
Total			9,744,710
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 2.1%
Altice France Holding SA(d)
05/15/2027	10.500%	329,000	355,269
02/15/2028	6.000%	238,000	217,021
Altice France SA(d)
05/01/2026	7.375%	614,000	642,035
02/01/2027	8.125%	210,000	226,282
01/15/2028	5.500%	101,000	101,781
American Tower Corp.
07/15/2027	3.550%	3,255,000	3,541,672
08/15/2029	3.800%	5,130,000	5,739,702
SBA Communications Corp.
09/01/2024	4.875%	470,000	484,522
Sprint Capital Corp.
03/15/2032	8.750%	125,000	175,678
Sprint Corp.
06/15/2024	7.125%	316,000	354,502
03/01/2026	7.625%	552,000	652,960
T-Mobile U.S.A., Inc.
02/01/2026	4.500%	314,000	323,677
02/01/2028	4.750%	324,000	340,282
T-Mobile U.S.A., Inc.(d)
04/15/2030	3.875%	7,510,000	8,217,120
Total			21,372,503
Wirelines 3.8%
AT&T, Inc.
12/15/2043	5.350%	845,000	1,048,238
06/15/2045	4.350%	13,947,000	15,332,078
CenturyLink, Inc.
03/15/2022	5.800%	370,000	379,328
12/01/2023	6.750%	472,000	497,074
04/01/2025	5.625%	155,000	155,887
CenturyLink, Inc.(d)
12/15/2026	5.125%	194,000	185,640
02/15/2027	4.000%	121,000	118,403
Front Range BidCo, Inc.(d)
03/01/2027	4.000%	313,000	303,926
03/01/2028	6.125%	339,000	319,432
Telecom Italia Capital SA
09/30/2034	6.000%	112,000	116,506
Telefonica Emisiones SAU
03/06/2048	4.895%	1,310,000	1,517,821

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Corporate Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
09/21/2028	4.329%	15,500,000	18,342,806
Total			38,317,139
Total Corporate Bonds & Notes (Cost $863,011,662)			905,157,546

Foreign Government Obligations(i) 0.0%

Canada 0.0%
NOVA Chemicals Corp.(d)
06/01/2027	5.250%	251,000	200,763
Total Foreign Government Obligations (Cost $255,935)			200,763

Senior Loans 0.1%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.1%
8th Avenue Food & Provisions, Inc.(j),(k)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 10/01/2025	4.329%	246,136	234,927
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	8.579%	78,084	71,187
BellRing Brands LLC(j),(k)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	185,650	183,097
Froneri International Ltd.(j),(k)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	6.154%	44,000	41,470
Total			530,681
Metals and Mining 0.0%
Big River Steel LLC(j),(k)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.450%	250,621	216,787
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.0%
Informatica LLC(j)
2nd Lien Term Loan
02/25/2025	7.125%	111,000	104,895
Project Alpha Intermediate Holding, Inc.(j),(k)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	6.130%	190,758	181,220
Total			286,115
Total Senior Loans (Cost $1,098,549)			1,033,583

U.S. Treasury Obligations 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2050	2.000%	3,165,000	3,733,711
Total U.S. Treasury Obligations (Cost $3,674,665)			3,733,711

Money Market Funds 10.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.519%(l),(m)	104,888,162	104,909,140
Total Money Market Funds (Cost $104,861,968)		104,909,140
Total Investments in Securities (Cost: $973,980,249)		1,015,051,815
Other Assets & Liabilities, Net		4,818,681
Net Assets		1,019,870,496

At April 30, 2020, securities and/or cash totaling $3,540,307 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
April 30, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	309	06/2020	USD	55,938,656	3,772,615	—
U.S. Treasury 10-Year Note	33	06/2020	USD	4,589,063	7,680	—
U.S. Treasury 2-Year Note	237	06/2020	USD	52,241,836	397,568	—
U.S. Treasury 5-Year Note	701	06/2020	USD	87,964,547	2,393,610	—
Total					6,571,473	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Bond 10-Year Note	(397)	06/2020	USD	(62,341,406)	—	(113,496)
U.S. Ultra Treasury Bond	(277)	06/2020	USD	(62,264,406)	—	(388,518)
Total					—	(502,014)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2020, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2020, the total value of these securities amounted to $188,901,344, which represents 18.52% of total net assets.
(e)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2020.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2020, the total value of these securities amounted to $201,298, which represents 0.02% of total net assets.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Represents a security purchased on a when-issued basis.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	The stated interest rate represents the weighted average interest rate at April 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(k)	Variable rate security. The interest rate shown was the current rate as of April 30, 2020.
(l)	The rate shown is the seven-day current annualized yield at April 30, 2020.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 0.519%
	34,288,802	776,270,561	(705,671,201)	104,888,162	4,470	47,172	1,456,232	104,909,140
Abbreviation Legend
LIBOR	London Interbank Offered Rate
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Corporate Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Financials	17,072	—	—	17,072
Total Common Stocks	17,072	—	—	17,072
Corporate Bonds & Notes	—	905,148,021	9,525	905,157,546
Foreign Government Obligations	—	200,763	—	200,763
Senior Loans	—	1,033,583	—	1,033,583
U.S. Treasury Obligations	3,733,711	—	—	3,733,711
Money Market Funds	104,909,140	—	—	104,909,140
Total Investments in Securities	108,659,923	906,382,367	9,525	1,015,051,815
Investments in Derivatives
Asset
Futures Contracts	6,571,473	—	—	6,571,473
Liability
Futures Contracts	(502,014)	—	—	(502,014)
Total	114,729,382	906,382,367	9,525	1,021,121,274
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
April 30, 2020
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Corporate Income Fund | Annual Report 2020

Statement of Assets and Liabilities
April 30, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $869,118,281)	$910,142,675
Affiliated issuers (cost $104,861,968)	104,909,140
Cash	1,733
Margin deposits on:
Futures contracts	3,540,307
Receivable for:
Investments sold	4,407,687
Investments sold on a delayed delivery basis	235,316
Capital shares sold	4,292,032
Dividends	39,931
Interest	8,159,564
Foreign tax reclaims	83,282
Variation margin for futures contracts	300,959
Expense reimbursement due from Investment Manager	1,868
Prepaid expenses	1,419
Trustees’ deferred compensation plan	140,916
Total assets	1,036,256,829
Liabilities
Payable for:
Investments purchased	4,236,817
Investments purchased on a delayed delivery basis	8,360,314
Capital shares purchased	900,406
Distributions to shareholders	2,420,701
Variation margin for futures contracts	165,368
Management services fees	13,799
Distribution and/or service fees	594
Transfer agent fees	119,833
Compensation of chief compliance officer	40
Other expenses	27,545
Trustees’ deferred compensation plan	140,916
Total liabilities	16,386,333
Net assets applicable to outstanding capital stock	$1,019,870,496
Represented by
Paid in capital	961,335,313
Total distributable earnings (loss)	58,535,183
Total - representing net assets applicable to outstanding capital stock	$1,019,870,496
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	23

Statement of Assets and Liabilities  (continued)
April 30, 2020
Class A
Net assets	$68,880,459
Shares outstanding	6,338,105
Net asset value per share	$10.87
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.41
Advisor Class
Net assets	$18,085,780
Shares outstanding	1,666,655
Net asset value per share	$10.85
Class C
Net assets	$5,645,546
Shares outstanding	519,707
Net asset value per share	$10.86
Institutional Class
Net assets	$364,874,623
Shares outstanding	33,579,944
Net asset value per share	$10.87
Institutional 2 Class
Net assets	$6,266,604
Shares outstanding	577,462
Net asset value per share	$10.85
Institutional 3 Class
Net assets	$556,117,484
Shares outstanding	51,194,334
Net asset value per share	$10.86
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Corporate Income Fund | Annual Report 2020

Statement of Operations
Year Ended April 30, 2020
Net investment income
Income:
Dividends — affiliated issuers	$1,456,232
Interest	40,771,532
Total income	42,227,764
Expenses:
Management services fees	5,701,960
Distribution and/or service fees
Class A	164,032
Class C	56,181
Transfer agent fees
Class A	114,941
Advisor Class	16,538
Class C	9,822
Institutional Class	1,038,854
Institutional 2 Class	3,940
Institutional 3 Class	35,614
Compensation of board members	26,831
Custodian fees	16,344
Printing and postage fees	72,637
Registration fees	100,479
Audit fees	31,950
Legal fees	27,251
Compensation of chief compliance officer	403
Other	35,490
Total expenses	7,453,267
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(420,876)
Fees waived by distributor
Class C	(8,414)
Fees waived by transfer agent
Institutional 2 Class	(30)
Expense reduction	(960)
Total net expenses	7,022,987
Net investment income	35,204,777
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	62,375,599
Investments — affiliated issuers	4,470
Futures contracts	(24,986,328)
Net realized gain	37,393,741
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	27,785,860
Investments — affiliated issuers	47,172
Futures contracts	6,800,804
Net change in unrealized appreciation (depreciation)	34,633,836
Net realized and unrealized gain	72,027,577
Net increase in net assets resulting from operations	$107,232,354
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	25

Statement of Changes in Net Assets
	Year Ended April 30, 2020	Year Ended April 30, 2019
Operations
Net investment income	$35,204,777	$43,941,441
Net realized gain (loss)	37,393,741	(24,462,523)
Net change in unrealized appreciation (depreciation)	34,633,836	47,643,492
Net increase in net assets resulting from operations	107,232,354	67,122,410
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,821,280)	(1,843,723)
Advisor Class	(283,152)	(277,969)
Class C	(122,497)	(139,644)
Institutional Class	(18,123,656)	(22,951,875)
Institutional 2 Class	(199,531)	(157,050)
Institutional 3 Class	(14,829,214)	(18,565,279)
Class T	—	(6,006)
Total distributions to shareholders	(35,379,330)	(43,941,546)
Decrease in net assets from capital stock activity	(155,285,533)	(384,589,788)
Total decrease in net assets	(83,432,509)	(361,408,924)
Net assets at beginning of year	1,103,303,005	1,464,711,929
Net assets at end of year	$1,019,870,496	$1,103,303,005
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Corporate Income Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2020		April 30, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,382,761	14,637,837	725,166	7,155,220
Distributions reinvested	153,257	1,628,807	165,358	1,629,433
Redemptions	(1,116,106)	(11,788,950)	(1,376,578)	(13,520,206)
Net increase (decrease)	419,912	4,477,694	(486,054)	(4,735,553)
Advisor Class
Subscriptions	1,011,888	10,727,343	138,268	1,361,369
Distributions reinvested	21,256	225,783	22,854	224,884
Redemptions	(184,066)	(1,911,201)	(256,501)	(2,519,682)
Net increase (decrease)	849,078	9,041,925	(95,379)	(933,429)
Class C
Subscriptions	310,693	3,251,037	72,839	714,438
Distributions reinvested	10,585	112,375	12,911	127,157
Redemptions	(298,630)	(3,130,231)	(383,972)	(3,780,285)
Net increase (decrease)	22,648	233,181	(298,222)	(2,938,690)
Institutional Class
Subscriptions	18,167,748	192,344,053	20,168,555	197,721,197
Distributions reinvested	1,094,761	11,639,046	1,539,097	15,146,951
Redemptions	(42,750,686)	(459,792,751)	(41,566,768)	(407,550,905)
Net decrease	(23,488,177)	(255,809,652)	(19,859,116)	(194,682,757)
Institutional 2 Class
Subscriptions	107,095	1,131,373	898,426	8,708,681
Distributions reinvested	18,794	199,197	15,837	156,628
Redemptions	(342,667)	(3,552,276)	(300,619)	(2,971,816)
Net increase (decrease)	(216,778)	(2,221,706)	613,644	5,893,493
Institutional 3 Class
Subscriptions	20,186,363	218,042,299	6,427,485	63,279,559
Distributions reinvested	1,304,974	13,860,746	1,884,066	18,539,642
Redemptions	(13,901,381)	(142,910,020)	(27,712,292)	(268,667,599)
Net increase (decrease)	7,589,956	88,993,025	(19,400,741)	(186,848,398)
Class T
Distributions reinvested	—	—	558	5,464
Redemptions	—	—	(36,060)	(349,918)
Net decrease	—	—	(35,502)	(344,454)
Total net decrease	(14,823,361)	(155,285,533)	(39,561,370)	(384,589,788)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 4/30/2020	$10.15	0.29	0.72	1.01	(0.29)	(0.29)
Year Ended 4/30/2019	$9.88	0.30	0.27	0.57	(0.30)	(0.30)
Year Ended 4/30/2018	$10.11	0.26	(0.23)	0.03	(0.26)	(0.26)
Year Ended 4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	(0.26)
Year Ended 4/30/2016	$10.18	0.31	(0.18)	0.13	(0.31)	(0.31)
Advisor Class
Year Ended 4/30/2020	$10.14	0.32	0.71	1.03	(0.32)	(0.32)
Year Ended 4/30/2019	$9.87	0.33	0.27	0.60	(0.33)	(0.33)
Year Ended 4/30/2018	$10.10	0.28	(0.23)	0.05	(0.28)	(0.28)
Year Ended 4/30/2017	$9.99	0.28	0.11	0.39	(0.28)	(0.28)
Year Ended 4/30/2016	$10.16	0.33	(0.17)	0.16	(0.33)	(0.33)
Class C
Year Ended 4/30/2020	$10.15	0.23	0.71	0.94	(0.23)	(0.23)
Year Ended 4/30/2019	$9.88	0.24	0.27	0.51	(0.24)	(0.24)
Year Ended 4/30/2018	$10.11	0.20	(0.23)	(0.03)	(0.20)	(0.20)
Year Ended 4/30/2017	$10.00	0.20	0.11	0.31	(0.20)	(0.20)
Year Ended 4/30/2016	$10.18	0.25	(0.18)	0.07	(0.25)	(0.25)
Institutional Class
Year Ended 4/30/2020	$10.15	0.32	0.72	1.04	(0.32)	(0.32)
Year Ended 4/30/2019	$9.88	0.33	0.27	0.60	(0.33)	(0.33)
Year Ended 4/30/2018	$10.11	0.28	(0.23)	0.05	(0.28)	(0.28)
Year Ended 4/30/2017	$10.00	0.28	0.11	0.39	(0.28)	(0.28)
Year Ended 4/30/2016	$10.18	0.33	(0.18)	0.15	(0.33)	(0.33)
Institutional 2 Class
Year Ended 4/30/2020	$10.14	0.33	0.71	1.04	(0.33)	(0.33)
Year Ended 4/30/2019	$9.87	0.35	0.26	0.61	(0.34)	(0.34)
Year Ended 4/30/2018	$10.09	0.29	(0.22)	0.07	(0.29)	(0.29)
Year Ended 4/30/2017	$9.98	0.29	0.11	0.40	(0.29)	(0.29)
Year Ended 4/30/2016	$10.16	0.34	(0.18)	0.16	(0.34)	(0.34)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Corporate Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2020	$10.87	10.10%	0.95%	0.91%(c)	2.77%	91%	$68,880
Year Ended 4/30/2019	$10.15	5.93%	0.93%	0.91%(c)	3.07%	65%	$60,085
Year Ended 4/30/2018	$9.88	0.22%	0.95%	0.92%(c)	2.52%	78%	$63,283
Year Ended 4/30/2017	$10.11	3.72%	0.98%(d)	0.91%(c),(d)	2.56%	76%	$81,802
Year Ended 4/30/2016	$10.00	1.38%	1.00%	0.93%(c)	3.15%	50%	$98,149
Advisor Class
Year Ended 4/30/2020	$10.85	10.28%	0.70%	0.66%(c)	3.02%	91%	$18,086
Year Ended 4/30/2019	$10.14	6.20%	0.68%	0.66%(c)	3.32%	65%	$8,289
Year Ended 4/30/2018	$9.87	0.46%	0.70%	0.67%(c)	2.75%	78%	$9,009
Year Ended 4/30/2017	$10.10	3.98%	0.73%(d)	0.66%(c),(d)	2.81%	76%	$12,534
Year Ended 4/30/2016	$9.99	1.73%	0.75%	0.68%(c)	3.42%	50%	$15,459
Class C
Year Ended 4/30/2020	$10.86	9.35%	1.70%	1.51%(c)	2.17%	91%	$5,646
Year Ended 4/30/2019	$10.15	5.29%	1.68%	1.51%(c)	2.45%	65%	$5,045
Year Ended 4/30/2018	$9.88	(0.38%)	1.70%	1.52%(c)	1.92%	78%	$7,856
Year Ended 4/30/2017	$10.11	3.10%	1.73%(d)	1.51%(c),(d)	1.96%	76%	$10,543
Year Ended 4/30/2016	$10.00	0.78%	1.75%	1.53%(c)	2.55%	50%	$11,740
Institutional Class
Year Ended 4/30/2020	$10.87	10.37%	0.70%	0.66%(c)	3.02%	91%	$364,875
Year Ended 4/30/2019	$10.15	6.19%	0.68%	0.66%(c)	3.31%	65%	$579,312
Year Ended 4/30/2018	$9.88	0.47%	0.69%	0.66%(c)	2.78%	78%	$760,048
Year Ended 4/30/2017	$10.11	3.98%	0.73%(d)	0.66%(c),(d)	2.81%	76%	$586,861
Year Ended 4/30/2016	$10.00	1.64%	0.75%	0.68%(c)	3.40%	50%	$481,013
Institutional 2 Class
Year Ended 4/30/2020	$10.85	10.39%	0.58%	0.56%	3.13%	91%	$6,267
Year Ended 4/30/2019	$10.14	6.29%	0.59%	0.58%	3.52%	65%	$8,052
Year Ended 4/30/2018	$9.87	0.67%	0.59%	0.57%	2.86%	78%	$1,782
Year Ended 4/30/2017	$10.09	4.09%	0.57%(d)	0.55%(d)	2.92%	76%	$2,076
Year Ended 4/30/2016	$9.98	1.76%	0.57%	0.56%	3.53%	50%	$1,459
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2020	$10.15	0.33	0.72	1.05	(0.34)	(0.34)
Year Ended 4/30/2019	$9.88	0.34	0.27	0.61	(0.34)	(0.34)
Year Ended 4/30/2018	$10.11	0.30	(0.23)	0.07	(0.30)	(0.30)
Year Ended 4/30/2017	$10.00	0.29	0.12	0.41	(0.30)	(0.30)
Year Ended 4/30/2016	$10.18	0.35	(0.18)	0.17	(0.35)	(0.35)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class
04/30/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Corporate Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2020	$10.86	10.44%	0.53%	0.50%	3.17%	91%	$556,117
Year Ended 4/30/2019	$10.15	6.34%	0.53%	0.52%	3.44%	65%	$442,521
Year Ended 4/30/2018	$9.88	0.62%	0.53%	0.51%	2.93%	78%	$622,383
Year Ended 4/30/2017	$10.11	4.14%	0.54%(d)	0.51%(d)	2.91%	76%	$542,814
Year Ended 4/30/2016	$10.00	1.81%	0.52%	0.51%	3.60%	50%	$18,312
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2020	31

Notes to Financial Statements
April 30, 2020
Note 1. Organization
Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
32	Columbia Corporate Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Corporate Income Fund | Annual Report 2020	33

Notes to Financial Statements  (continued)
April 30, 2020
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
34	Columbia Corporate Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,571,473*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	502,014*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(24,986,328)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	6,800,804
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	262,822,932
Futures contracts — short	178,806,781

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Corporate Income Fund | Annual Report 2020	35

Notes to Financial Statements  (continued)
April 30, 2020
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Corporate actions and dividend income are recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
36	Columbia Corporate Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2020 was 0.50% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Corporate Income Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
April 30, 2020
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to September 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.06% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended April 30, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.17
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $960.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
38	Columbia Corporate Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	65,679
Class C	—	1.00(b)	6,467

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2019 through August 31, 2020	Prior to September 1, 2019
Class A	0.90%	0.92%
Advisor Class	0.65	0.67
Class C	1.65	1.67
Institutional Class	0.65	0.67
Institutional 2 Class	0.55	0.58
Institutional 3 Class	0.49	0.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, prior to September 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.06% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Corporate Income Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
April 30, 2020
At April 30, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
193,485	(193,485)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2020			Year Ended April 30, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
35,379,330	—	35,379,330	43,941,546	—	43,941,546
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,664,897	18,346,129	—	39,085,774
At April 30, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
982,035,500	58,713,434	(19,627,660)	39,085,774
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	23,049,693
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
40	Columbia Corporate Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $952,722,075 and $1,179,236,459, respectively, for the year ended April 30, 2020, of which $38,923,919 and $95,833,492, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Corporate Income Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
April 30, 2020
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
42	Columbia Corporate Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At April 30, 2020, one unaffiliated shareholder of record owned 13.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 62.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Corporate Income Fund | Annual Report 2020	43

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Corporate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Corporate Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
44	Columbia Corporate Income Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$19,263,435
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	68	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	68	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	68	None
Columbia Corporate Income Fund | Annual Report 2020	45

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	68	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	68	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	68	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	68	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
46	Columbia Corporate Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	68	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	68	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	171	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Corporate Income Fund | Annual Report 2020	47

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
48	Columbia Corporate Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Corporate Income Fund | Annual Report 2020	49

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Columbia Corporate Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN136_04_K01_(06/20)

Annual Report
April 30, 2020
Columbia Total Return Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Total Return Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Total Return Bond Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2020)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	6.34	3.34	3.71
	Including sales charges		3.15	2.70	3.40
Advisor Class*		11/08/12	6.61	3.60	3.97
Class C	Excluding sales charges	02/01/02	5.55	2.57	3.01
	Including sales charges		4.55	2.57	3.01
Institutional Class		12/05/78	6.61	3.58	3.97
Institutional 2 Class*		11/08/12	6.69	3.67	4.03
Institutional 3 Class*		11/08/12	6.86	3.72	4.07
Class R		01/23/06	6.08	3.06	3.45
Bloomberg Barclays U.S. Aggregate Bond Index			10.84	3.80	3.96
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index, is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Total Return Bond Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2010 — April 30, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2020)
Asset-Backed Securities — Non-Agency	14.2
Commercial Mortgage-Backed Securities - Agency	1.4
Commercial Mortgage-Backed Securities - Non-Agency	8.2
Common Stocks	0.0(a)
Corporate Bonds & Notes	19.1
Foreign Government Obligations	1.3
Money Market Funds	5.8
Municipal Bonds	0.1
Options Purchased Calls	0.5
Options Purchased Puts	0.0(a)
Residential Mortgage-Backed Securities - Agency	27.0
Residential Mortgage-Backed Securities - Non-Agency	21.9
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.5
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2020)
AAA rating	36.6
AA rating	7.1
A rating	9.4
BBB rating	22.3
BB rating	5.6
B rating	2.4
CCC rating	0.9
CC rating	0.0(a)
C rating	0.0(a)
D rating	0.0(a)
Not rated	15.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Total Return Bond Fund | Annual Report 2020

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	143.1	(41.4)	101.7
Foreign Currency Derivative Contracts	0.1	(1.8)	(1.7)
Total Notional Market Value of Derivative Contracts	143.2	(43.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Columbia Total Return Bond Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2020, the Fund’s Class A shares returned 6.34% excluding sales charges. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 10.84% for the same period. The Fund’s relative performance was constrained by an underweight allocation to U.S. Treasuries and corresponding overweight to credit sensitive sectors.
Trade, Fed policy drove risk sentiment before coronavirus crisis overwhelmed markets
As the period opened, risk sentiment was bolstered by expectations that the Federal Reserve (Fed) was on hold with respect to further increases in its benchmark overnight lending rate given continued below-target inflation and weak global growth. Credit sentiment wavered, however, as President Trump announced plans to impose a 25% tariff on $200 billion in imports from China. In the wake of this escalation in the U.S.-China trade war, expectations increasingly shifted toward one or more cuts in the fed target rate before the end of 2019, fueling a rally in bonds.
The Fed implemented quarter-point reductions in the federal funds target rate at its July 31 and September 18 meetings, bringing the target range to 1.75% to 2.00%. Treasury yields fell along the length of the curve as the market anticipated additional rate cuts in the coming months under the prevailing conditions of slowing global growth and low inflation. The ongoing uncertainty around trade continued to lead to bouts of volatility in credit sensitive assets.
The Fed implemented a quarter-point reduction in the benchmark federal funds target rate at its October 30 meeting, leaving the target range at 1.50% to 1.75%. However, the Fed signaled that this move likely represented the end of its mid-cycle downward adjustment in rates, leading to a cooling in bond market returns. Signs of stronger economic growth and an improved tone to trade negotiations led more credit-sensitive areas of the market to outperform heading into 2020.
While the new year started on a positive note, the financial markets experienced a historic disruption beginning in the middle of February, as the emergence of the COVID-19 pandemic brought the global economy to a near halt. Investors sold out of risk assets broadly and moved into safe havens, most notably U.S. Treasuries, which saw yields plummet. The resulting liquidity vacuum led bond prices lower regardless of quality as institutional investors sold what they could to raise cash to meet margin calls or honor redemption requests.
Policymakers globally responded with dramatic measures in the effort to keep businesses and consumers afloat. The Fed cut its overnight lending rate to zero at a mid-March emergency meeting, resurrected financial crisis-era lending facilities and launched an asset-purchase program covering Treasuries, mortgage-backed securities, municipal bonds and certain corporate issues. On the fiscal side, the U.S. government passed a $2.2 trillion stimulus package in late March. The unprecedented scope and rapidity of policy response allowed credit-sensitive areas of the bond market to recoup some of the lost ground over the last few weeks of the period.
Treasury yields touched all-time lows in March and finished the 12-month period ended April 30, 2020 dramatically lower along the length of the curve. To illustrate, the two-year Treasury yield fell 207 basis points from 2.27% to 0.20%, the 10-year declined 187 basis points from 2.51% to 0.64%, and the 30-year yield declined 165 basis points from 2.93% to 1.28%.
Contributors and detractors
In broad terms, the Fund’s preference for sectors trading at a yield spread relative to Treasuries weighed on performance relative to the benchmark for the 12-month period ended April 20, 2020, given the sharp downturn in risk sentiment seen in the first quarter of 2020. Within spread sectors, the Fund was positioned with a tilt toward securitized assets in order to benefit from strong consumer fundamentals given historically low household debt levels and strong employment conditions entering the period. In this vein, a preference for unsecured consumer debt within asset-backed securities detracted notably as sentiment deteriorated. In addition, an off-benchmark position in non-agency mortgage-backed securities (MBS) suffered as leveraged REITs essentially became forced MBS sellers to meet margin calls. Credit hedges within the commercial mortgage-backed securities sector buffered performance to a degree, although this was offset by a preference for single-asset/single-buyer collateral (generally high-end hospitality properties) within the sector.
6	Columbia Total Return Bond Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
On the positive side, selection within agency MBS added to the Fund’s relative performance. In particular, the Fund’s preference within pass-through agency MBS for lower coupon pools proved beneficial as interest rates declined and investors sought to protect against prepayment risk. Similarly, within agency collateralized mortgage obligations, exposure to inverse interest-only structures worked well as falling rates increased their attractiveness to investors.
Outside of securitized sectors, an allocation to emerging market bonds had a negative impact on relative performance. The Fund’s underweight to investment-grade corporate bonds supported performance as the sector suffered in the indiscriminate credit market rout seen in the first quarter of 2020. This positive contribution was largely offset by a focus within investment-grade corporates on longer maturity, lower rated issues in the BBB quality range. The Fund’s tactical off-benchmark positioning in high-yield corporates was essentially a neutral factor in relative performance for the period.
We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives had a positive impact on performance during the period.
At period’s end
As noted, the policy response to the pandemic-driven shuttering of the global economy and market collapse was unprecedented, and it has served to restore liquidity and a degree of confidence to markets. That said, there remains considerable uncertainty around the degree of impairment with which investors will ultimately be confronted.
We have gone from exceptionally low unemployment of below 4% to likely the mid-teens or higher in a matter of weeks. The U.S. consumer is being granted considerable forbearance, but it is unclear what any bounce-back in household wherewithal may look like. Within corporates, we expect a significant rise in both high-yield defaults and investment-grade downgrades. In our view, there were signs of a return to something like normalcy as investment-grade corporates, which were wiped out alongside high yield in March’s liquidity-driven collapse, were no longer trading in lockstep with their below-investment grade counterparts. The Fed has announced plans to engage in purchases of exchange-traded funds that track the corporate bond market, which we believe should help maintain liquidity.
With respect to the Fund’s positioning entering a new fiscal year, given the lack of value in Treasuries and level of policy support being provided, we have increased the allocation to credit-oriented sectors such as investment-grade corporates, asset-backed securities and non-agency mortgage-backed securities. Additionally, we have added measured exposure to high-yield corporates as valuations reached levels that we believed were adequately compensating for elevated default risk and uncertainty.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Total Return Bond Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2019 — April 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,008.40	1,021.18	3.70	3.72	0.74
Advisor Class	1,000.00	1,000.00	1,009.70	1,022.43	2.45	2.46	0.49
Class C	1,000.00	1,000.00	1,004.70	1,017.45	7.43	7.47	1.49
Institutional Class	1,000.00	1,000.00	1,009.70	1,022.43	2.45	2.46	0.49
Institutional 2 Class	1,000.00	1,000.00	1,010.00	1,022.77	2.10	2.11	0.42
Institutional 3 Class	1,000.00	1,000.00	1,011.40	1,023.02	1.85	1.86	0.37
Class R	1,000.00	1,000.00	1,007.20	1,019.94	4.94	4.97	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments
April 30, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 17.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Series 2019-4 Class D
12/12/2025	2.970%	4,200,000	3,873,914
ARES XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month USD LIBOR + 1.350% 01/15/2030	2.569%	7,780,000	7,248,680
Avant Loans Funding Trust(a)
Series 2018-B Class A
01/18/2022	3.420%	419,527	419,615
Series 2019-A Class A
07/15/2022	3.480%	2,631,503	2,598,473
Series 2019-A Class B
12/15/2022	3.800%	3,750,000	3,578,854
Series 2019-B Class A
10/15/2026	2.720%	8,811,772	8,605,436
Series 2020-REV1 Class A
05/15/2029	2.170%	8,640,000	8,157,625
Subordinated Series 2018-A Class B
12/15/2022	3.950%	1,202,419	1,199,435
Subordinated Series 2018-B Class B
07/15/2022	4.110%	14,400,000	14,533,031
Beechwood Park CLO Ltd.(a),(b)
Series 2019-1A Class A1
3-month USD LIBOR + 1.330% Floor 1.330% 01/17/2033	3.233%	5,000,000	4,807,665
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	2.535%	11,810,000	10,684,956
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month USD LIBOR + 1.600% 04/30/2031	2.360%	9,300,000	8,566,779
CLUB Credit Trust(a)
Series 2018-P3 Class A
01/15/2026	3.820%	3,648,547	3,498,473
Subordinated Series 2017-P2 Class B
01/15/2024	3.560%	2,203,132	2,178,941
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	810,595	800,871
Series 2019-B Class A
06/17/2024	2.660%	5,124,142	4,994,544
Series 2019-B Class B
06/17/2024	3.620%	6,400,000	5,896,659
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	4,175,305	4,133,642
Series 2019-A Class B
04/15/2026	4.010%	3,000,000	2,799,091
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	3,634,167	3,622,600
Consumer Loan Underlying Bond CLUB Credit Trust(a)
Series 2019-P2 Class A
10/15/2026	2.470%	3,102,306	3,065,464
Series 2020-P1 Class A
03/15/2028	2.260%	3,052,791	2,949,965
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	1,481,293	1,477,461
Subordinated Series 2017-NP2 Class C
01/16/2024	4.870%	556,523	556,701
Dryden 57 CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	3.042%	7,000,000	6,459,033
DT Auto Owner Trust(a)
Subordinated Series 2018-3A Class D
07/15/2024	4.190%	5,275,000	5,150,927
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	4,000,000	3,609,421
ENVA LLC(a)
Series 2019-A Class A
06/22/2026	3.960%	1,919,930	1,839,446
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	4,300,000	4,044,335
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	4,750,000	4,138,247
GLS Auto Receivables Issuer Trust(a)
Series 2020-1A Class B
11/15/2024	2.430%	5,750,000	5,770,189
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	1,900,000	1,714,788
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month USD LIBOR + 1.350% 01/18/2031	2.485%	5,000,000	4,720,390
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
April 30, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	5,746,670	5,692,778
Series 2019-2 Class A
08/15/2025	4.000%	6,798,614	6,735,407
Series 2019-3 Class A
10/15/2025	3.750%	7,542,674	7,473,962
Series 2019-7 Class A
01/15/2027	3.750%	7,078,257	7,041,588
Series 2020-1 Class A
01/16/2046	3.500%	9,162,283	9,082,553
Series 2020-2 Class A
02/15/2046	3.600%	4,697,349	4,673,348
Series 2020-T1 Class A
02/15/2046	3.500%	6,720,078	6,685,510
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	2.885%	9,875,000	9,245,696
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month USD LIBOR + 1.350% 04/20/2030	2.485%	21,000,000	19,241,061
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	3.998%	6,000,000	5,354,910
Marlette Funding Trust(a)
Series 2018-1A Class B
03/15/2028	3.190%	1,666,470	1,641,602
Series 2019-1A Class B
04/16/2029	3.940%	4,800,000	4,580,751
Morgan Stanley Resecuritization Pass-Through Trust(a),(c)
Series 2018-SC1 Class B
09/18/2023	1.000%	1,764,030	1,711,109
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 01/20/2031	2.535%	9,350,000	8,617,325
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month USD LIBOR + 1.450% Floor 1.450% 01/22/2030	2.548%	22,000,000	20,474,146
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	8.348%	1,011,395	616,778
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM XXI(a),(b)
Series 2017-21A Class A1
3-month USD LIBOR + 1.150% 01/20/2031	2.285%	12,900,000	12,202,600
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	2.585%	11,475,000	10,471,316
Pagaya AI Debt Selection Trust(a),(c)
Series 2019-1 Class A
06/15/2026	3.690%	5,658,196	5,375,286
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	3,281,311	3,201,132
Series 2019-3 Class A
11/16/2026	3.821%	8,259,453	7,933,121
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class C
06/17/2024	4.870%	5,152,528	5,072,722
Series 2019-1A Class A
04/15/2025	3.540%	1,017,014	1,008,340
Series 2019-2A Class A
09/15/2025	3.200%	701,359	698,297
Series 2019-3A Class A
07/15/2025	3.190%	10,919,404	10,716,451
Series 2019-3A Class B
07/15/2025	3.590%	2,500,000	2,340,630
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	680,074	662,268
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	1,630,151	1,601,460
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	12,000,000	8,660,918
Prosper Pass-Through Trust(a),(c)
Series 2019-ST2 Class A
11/15/2025	3.750%	5,670,260	5,103,234
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	2.619%	14,625,000	13,756,597
SoFi Consumer Loan Program LLC(a)
Series 2017-5 Class A2
09/25/2026	2.780%	970,517	937,945
SoFi Consumer Loan Program Trust(a)
Series 2018-1 Class A2
02/25/2027	3.140%	3,145,607	3,144,401
Series 2019-2 Class A
04/25/2028	3.010%	1,350,889	1,341,373

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	2	397,064
Series 2016-A Class RIO
01/25/2038	0.000%	3	259,785
Series 2016-A Class RPO
01/25/2038	0.000%	4	901,631
SoFi Professional Loan Program LLC(a),(c),(f)
Series 2017-A Class R
03/26/2040	0.000%	12,500	263,566
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.370% Floor 1.370% 01/15/2030	2.589%	5,828,571	5,422,897
Upgrade Receivables Trust(a)
Series 2019-1A Class A
03/15/2025	3.480%	695,708	692,651
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	4,596,802	4,343,364
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	6,800,000	6,399,249
Total Asset-Backed Securities — Non-Agency (Cost $404,476,739)			379,472,473

Commercial Mortgage-Backed Securities - Agency 1.8%

Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	22,600,000	24,743,702
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	6,182,195	6,649,383
Government National Mortgage Association(g),(h)
Series 2019-147 Class IO
06/16/2061	0.681%	92,060,556	6,532,433
Total Commercial Mortgage-Backed Securities - Agency (Cost $35,495,090)			37,925,518

Commercial Mortgage-Backed Securities - Non-Agency 10.2%

American Homes 4 Rent Trust(a)
Series 2014-SFR3 Class A
12/17/2036	3.678%	1,446,645	1,503,047
Series 2015-SFR2 Class A
10/17/2045	3.732%	11,830,892	12,195,371
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BAMLL Commercial Mortgage Securities Trust(a),(b)
Series 2019-RLJ Class D
1-month USD LIBOR + 1.950% Floor 1.950% 04/15/2036	2.764%	7,730,000	6,023,007
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month USD LIBOR + 2.250% Floor 2.250% 10/15/2037	3.064%	4,790,000	3,604,592
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	3.764%	1,750,000	1,107,562
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	3.354%	3,050,000	2,163,980
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class C
1-month USD LIBOR + 1.900% Floor 1.900% 07/15/2035	2.714%	7,700,000	6,352,199
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	2.614%	3,100,000	2,449,480
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	3.214%	3,000,000	2,258,369
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% Floor 2.900% 06/15/2035	3.714%	900,000	650,337
BX Trust(a),(b)
Series 2018-GW Class A
1-month USD LIBOR + 0.801% Floor 0.801% 05/15/2035	1.614%	1,400,000	1,263,072
Series 2018-GW Class F
1-month USD LIBOR + 2.420% Floor 2.420% 05/15/2035	3.234%	5,900,000	4,572,230
Series 2018-GW Class G
1-month USD LIBOR + 2.920% Floor 2.920% 05/15/2035	3.734%	650,000	458,212

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
April 30, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587%, Cap 1.587% 10/15/2036	2.401%	4,361,000	3,754,985
Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	2.701%	3,801,000	3,165,832
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	4,500,000	4,482,809
Series 2019-OC11 Class E
12/09/2041	4.076%	3,300,000	2,704,122
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	2.314%	5,000,000	4,406,152
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	3.064%	2,000,000	1,739,960
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	3.814%	11,500,000	9,717,231
CLNY Trust(a),(b)
Series 2019-IKPR Class A
1-month USD LIBOR + 1.129% Floor 1.129% 11/15/2038	1.943%	5,000,000	4,509,559
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	3.535%	6,700,000	4,828,318
COMM Mortgage Trust(a),(g)
Series 2020-CBM Class E
02/10/2037	3.632%	4,850,000	3,728,794
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.800% 11/15/2036	4.555%	1,896,000	1,477,853
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	1,800,000	1,480,798
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	8,285,000	6,141,105
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	9,800,000	7,073,315
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.333%	2,500,000	1,806,896
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	5,500,000	4,750,376
Independence Plaza Trust(a)
Series 2018-INDP Class B
07/10/2035	3.911%	4,500,000	4,546,791
Invitation Homes Trust(a),(b)
Series 2018-SFR2 Class A
1-month USD LIBOR + 0.900% Floor 0.800% 06/17/2037	1.714%	13,728,683	13,120,331
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	1.801%	14,106,911	13,697,279
Subordinated Series 2018-SFR1 Class E
1-month USD LIBOR + 2.000% 03/17/2037	2.814%	3,999,453	3,644,077
Subordinated Series 2018-SFR3 Class E
1-month USD LIBOR + 2.000% Floor 2.000% 07/17/2037	2.751%	5,675,000	5,140,107
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class E
11/10/2036	3.177%	6,200,000	4,672,181
Progress Residential Trust(a)
Series 2017-SFR1 Class A
08/17/2034	2.768%	4,401,459	4,414,697
Series 2018-SF3 Class A
10/17/2035	3.880%	5,321,655	5,453,454
Series 2018-SFR1 Class A
03/17/2035	3.255%	9,029,012	9,064,309
Series 2018-SFR2 Class A
08/17/2035	3.712%	6,755,000	6,879,824
Series 2019-SFR1 Class E
08/17/2035	4.466%	5,265,000	4,996,206
Series 2019-SFR3 Class F
09/17/2036	3.867%	1,225,000	1,010,528
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,750,000	7,653,414
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	1,400,000	1,216,599
Subordinated Series 2019-SRF4 Class F
10/17/2036	3.684%	765,000	628,986

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	2.914%	7,200,000	6,001,040
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 02/15/2032	2.064%	4,800,000	4,280,993
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	3.714%	7,587,000	5,642,613
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.750% Floor 0.750% 12/15/2034	1.564%	5,155,000	4,815,415
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $241,044,903)			217,248,407

Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Insurance 0.0%
Mr. Cooper Group, Inc.(i)	4,518	43,282
WMI Holdings Corp. Escrow(c),(e),(i)	2,725	—
Total		43,282
Total Financials		43,282
Industrials 0.0%
Airlines 0.0%
United Airlines Holdings, Inc.(i)	1,493	44,163
Total Industrials		44,163
Total Common Stocks (Cost $1,511,077)		87,445

Corporate Bonds & Notes 23.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.9%
Bombardier, Inc.(a)
12/01/2024	7.500%	164,000	109,931
04/15/2027	7.875%	34,000	22,396
Moog, Inc.(a)
12/15/2027	4.250%	70,000	65,879
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northrop Grumman Corp.
01/15/2025	2.930%	5,840,000	6,204,738
01/15/2028	3.250%	6,190,000	6,708,331
05/01/2050	5.250%	3,006,000	4,264,319
TransDigm, Inc.(a)
12/15/2025	8.000%	134,000	139,427
03/15/2026	6.250%	502,000	493,369
11/15/2027	5.500%	304,000	256,524
TransDigm, Inc.
06/15/2026	6.375%	535,000	460,768
03/15/2027	7.500%	73,000	66,504
Total			18,792,186
Automotive 0.0%
Delphi Technologies PLC(a)
10/01/2025	5.000%	74,000	69,178
Ford Motor Co.
04/21/2023	8.500%	50,000	49,952
04/22/2025	9.000%	48,000	46,730
04/22/2030	9.625%	15,000	14,958
IAA Spinco, Inc.(a)
06/15/2027	5.500%	33,000	32,971
IHO Verwaltungs GmbH(a),(j)
09/15/2026	4.750%	65,000	56,543
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	198,000	169,634
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	55,000	55,309
05/15/2027	8.500%	93,000	78,782
Total			574,057
Banking 1.9%
Ally Financial, Inc.
11/01/2031	8.000%	69,000	84,419
Bank of America Corp.(k)
04/29/2031	2.592%	11,260,000	11,558,622
03/20/2051	4.083%	500,000	602,439
BBVA Bancomer SA(a),(k)
Subordinated
11/12/2029	5.350%	1,405,000	1,281,867
Capital One Financial Corp.
05/12/2020	2.500%	5,505,000	5,505,759
JPMorgan Chase & Co.(k)
10/15/2030	2.739%	10,403,000	10,779,574
04/22/2031	2.522%	2,540,000	2,597,823
Morgan Stanley(k)
01/22/2031	2.699%	3,225,000	3,297,376

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Washington Mutual Bank(c),(e),(l)
Subordinated
01/15/2015	0.000%	27,379,000	41,069
Wells Fargo & Co.
10/23/2026	3.000%	3,855,000	4,041,477
Total			39,790,425
Brokerage/Asset Managers/Exchanges 0.0%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	46,000	35,412
AG Issuer LLC(a)
03/01/2028	6.250%	45,000	39,579
NFP Corp.(a)
07/15/2025	6.875%	225,000	215,337
Total			290,328
Building Materials 0.4%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	169,000	169,881
01/15/2028	4.000%	189,000	180,226
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	267,000	235,576
11/15/2026	4.500%	114,000	108,862
Cemex SAB de CV(a)
11/19/2029	5.450%	8,704,000	7,051,557
Core & Main LP(a)
08/15/2025	6.125%	218,000	211,418
James Hardie International Finance DAC(a)
01/15/2025	4.750%	275,000	271,563
Total			8,229,083
Cable and Satellite 0.7%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.875%	834,000	869,268
06/01/2029	5.375%	233,000	245,752
03/01/2030	4.750%	403,000	411,016
08/15/2030	4.500%	81,000	82,082
Charter Communications Operating LLC/Capital
03/01/2050	4.800%	3,855,000	4,363,877
04/01/2051	3.700%	3,060,000	3,013,177
Comcast Corp.
02/01/2050	3.450%	1,795,000	2,003,416
CSC Holdings LLC(a)
10/15/2025	6.625%	295,000	308,675
05/15/2026	5.500%	480,000	498,842
02/01/2028	5.375%	329,000	341,234
02/01/2029	6.500%	359,000	392,424
01/15/2030	5.750%	93,000	96,700
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp.
07/01/2026	7.750%	531,000	523,035
Intelsat Jackson Holdings SA(l)
08/01/2023	0.000%	107,000	58,224
Intelsat Jackson Holdings SA(a),(l)
10/15/2024	0.000%	88,000	51,004
Intelsat Luxembourg SA(l)
06/01/2023	0.000%	118,000	9,966
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	91,000	90,092
02/15/2025	6.625%	164,000	163,276
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	69,000	70,408
04/15/2025	5.375%	295,000	304,115
Viasat, Inc.(a)
04/15/2027	5.625%	55,000	54,437
Virgin Media Finance PLC(a)
01/15/2025	5.750%	123,000	125,441
Virgin Media Secured Finance PLC(a)
08/15/2026	5.500%	17,000	17,667
05/15/2029	5.500%	81,000	84,671
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	52,000	51,572
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	335,000	341,222
Ziggo BV(a)
01/15/2027	5.500%	222,000	226,036
Total			14,797,629
Chemicals 0.2%
Alpha 2 BV(a),(j)
06/01/2023	8.750%	186,000	175,973
Angus Chemical Co.(a)
02/15/2023	8.750%	165,000	162,582
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	185,000	176,987
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	183,000	185,881
CF Industries, Inc.
03/15/2034	5.150%	43,000	44,919
03/15/2044	5.375%	20,000	20,702
Chemours Co. (The)
05/15/2023	6.625%	78,000	73,992
05/15/2027	5.375%	30,000	25,424
INEOS Group Holdings SA(a)
08/01/2024	5.625%	217,000	210,493
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	127,000	122,100

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LYB International Finance III LLC
05/01/2050	4.200%	1,445,000	1,461,363
Phosagro OAO Via Phosagro Bond Funding DAC(a)
11/03/2021	3.950%	304,000	307,728
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	384,000	381,297
PQ Corp.(a)
11/15/2022	6.750%	331,000	333,486
12/15/2025	5.750%	236,000	233,993
SPCM SA(a)
09/15/2025	4.875%	82,000	83,335
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	254,000	237,938
Total			4,238,193
Construction Machinery 0.1%
H&E Equipment Services, Inc.
09/01/2025	5.625%	106,000	100,954
Herc Holdings, Inc.(a)
07/15/2027	5.500%	129,000	122,274
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	126,000	127,260
United Rentals North America, Inc.
09/15/2026	5.875%	356,000	366,130
12/15/2026	6.500%	110,000	114,202
05/15/2027	5.500%	70,000	70,715
07/15/2030	4.000%	56,000	52,634
Total			954,169
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/2022	7.875%	188,000	178,957
09/01/2023	7.625%	155,000	123,366
APX Group, Inc.(a)
11/01/2024	8.500%	227,000	208,199
ASGN, Inc.(a)
05/15/2028	4.625%	126,000	116,131
Expedia Group, Inc.(a),(m)
05/01/2025	6.250%	27,000	27,594
05/01/2025	7.000%	14,000	14,303
frontdoor, Inc.(a)
08/15/2026	6.750%	50,000	51,336
Match Group, Inc.
06/01/2024	6.375%	334,000	345,867
Match Group, Inc.(a)
12/15/2027	5.000%	8,000	8,366
02/15/2029	5.625%	23,000	24,082
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Staples, Inc.(a)
04/15/2026	7.500%	39,000	30,502
04/15/2027	10.750%	28,000	15,679
Uber Technologies, Inc.(a)
11/01/2023	7.500%	105,000	105,271
Total			1,249,653
Consumer Products 0.1%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	213,000	221,680
01/15/2027	7.750%	111,000	117,954
Mattel, Inc.(a)
12/31/2025	6.750%	92,000	93,421
12/15/2027	5.875%	124,000	121,504
Mattel, Inc.
11/01/2041	5.450%	28,000	22,196
Prestige Brands, Inc.(a)
03/01/2024	6.375%	218,000	224,038
01/15/2028	5.125%	54,000	55,013
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	45,000	45,713
10/15/2029	4.500%	30,000	29,322
Spectrum Brands, Inc.
07/15/2025	5.750%	202,000	201,388
Valvoline, Inc.(a)
02/15/2030	4.250%	94,000	91,450
Total			1,223,679
Diversified Manufacturing 0.2%
Carrier Global Corp.(a)
04/05/2040	3.377%	1,780,000	1,595,912
04/05/2050	3.577%	2,370,000	2,143,074
CFX Escrow Corp.(a)
02/15/2024	6.000%	38,000	38,595
02/15/2026	6.375%	46,000	47,545
Gates Global LLC/Co.(a)
01/15/2026	6.250%	290,000	263,689
MTS Systems Corp.(a)
08/15/2027	5.750%	29,000	27,237
Resideo Funding, Inc.(a)
11/01/2026	6.125%	153,000	133,950
SPX FLOW, Inc.(a)
08/15/2024	5.625%	116,000	116,900
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	63,000	63,139
WESCO Distribution, Inc.
06/15/2024	5.375%	160,000	147,829

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	74,000	73,448
Total			4,651,318
Electric 3.8%
AEP Texas, Inc.
01/15/2050	3.450%	2,995,000	3,303,229
AES Corp. (The)
03/15/2023	4.500%	342,000	343,424
09/01/2027	5.125%	117,000	121,907
Appalachian Power Co.
05/15/2044	4.400%	4,635,000	5,571,016
Berkshire Hathaway Energy Co.(a)
10/15/2050	4.250%	745,000	953,329
Calpine Corp.(a)
06/01/2026	5.250%	195,000	199,100
02/15/2028	4.500%	120,000	116,487
03/15/2028	5.125%	132,000	128,693
Clearway Energy Operating LLC
10/15/2025	5.750%	151,000	156,383
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	80,000	81,479
CMS Energy Corp.
03/01/2024	3.875%	2,005,000	2,143,462
11/15/2025	3.600%	260,000	275,787
02/15/2027	2.950%	285,000	294,049
03/31/2043	4.700%	230,000	279,291
Consolidated Edison Co. of New York, Inc.
06/15/2047	3.875%	4,570,000	5,293,265
DTE Energy Co.
10/01/2026	2.850%	8,462,000	8,625,977
Duke Energy Corp.
09/01/2046	3.750%	7,810,000	8,859,832
06/15/2049	4.200%	1,915,000	2,356,775
Duke Energy Indiana LLC
04/01/2050	2.750%	1,540,000	1,580,159
Emera U.S. Finance LP
06/15/2046	4.750%	6,290,000	6,743,736
Indiana Michigan Power Co.
07/01/2047	3.750%	573,000	655,939
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	81,000	81,781
09/15/2027	4.500%	240,000	246,152
NRG Energy, Inc.
01/15/2027	6.625%	295,000	314,916
01/15/2028	5.750%	15,000	16,188
NRG Energy, Inc.(a)
06/15/2029	5.250%	70,000	74,872
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PacifiCorp.
02/15/2050	4.150%	1,540,000	1,958,675
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	180,000	181,865
San Diego Gas & Electric Co.
04/15/2050	3.320%	1,765,000	1,931,757
Southern Co. (The)
07/01/2036	4.250%	1,275,000	1,418,461
07/01/2046	4.400%	7,493,000	8,859,969
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	79,000	82,799
01/15/2030	4.750%	113,000	115,975
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	68,000	70,445
02/15/2027	5.625%	209,000	220,236
07/31/2027	5.000%	107,000	109,247
WEC Energy Group, Inc.
06/15/2025	3.550%	1,505,000	1,630,919
Xcel Energy, Inc.
06/01/2025	3.300%	3,165,000	3,394,168
12/01/2026	3.350%	4,750,000	5,186,281
06/15/2028	4.000%	4,510,000	5,098,764
06/01/2030	3.400%	2,020,000	2,246,594
Total			81,323,383
Environmental 0.0%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	45,000	46,518
07/15/2029	5.125%	32,000	32,580
GFL Environmental, Inc.(a)
05/01/2022	5.625%	89,000	90,251
06/01/2025	4.250%	69,000	69,461
12/15/2026	5.125%	65,000	67,593
05/01/2027	8.500%	108,000	117,767
Hulk Finance Corp.(a)
06/01/2026	7.000%	52,000	54,737
Total			478,907
Finance Companies 1.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	10,000,000	9,991,116
11/15/2035	4.418%	13,750,000	14,328,402
Global Aircraft Leasing Co., Ltd.(a),(j)
09/15/2024	6.500%	202,000	121,955
Navient Corp.
06/15/2022	6.500%	602,000	583,219
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	292,000	245,928

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Quicken Loans, Inc.(a)
05/01/2025	5.750%	345,000	338,438
Springleaf Finance Corp.
03/15/2023	5.625%	73,000	68,866
03/15/2024	6.125%	107,000	100,242
03/15/2025	6.875%	126,000	119,127
Total			25,897,293
Food and Beverage 2.6%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	13,893,000	16,024,215
Aramark Services, Inc.(a)
05/01/2025	6.375%	48,000	49,917
Bacardi Ltd.(a)
05/15/2048	5.300%	7,535,000	8,620,862
Conagra Brands, Inc.
11/01/2048	5.400%	3,655,000	4,877,706
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	22,000	22,180
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	184,000	172,364
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	971,000	994,108
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	11,253,000	10,750,049
MHP SE(a)
05/10/2024	7.750%	581,000	569,680
Mondelez International, Inc.
04/13/2030	2.750%	4,715,000	5,018,168
PepsiCo, Inc.(m)
05/01/2030	1.625%	4,430,000	4,403,832
Performance Food Group, Inc.(a)
05/01/2025	6.875%	34,000	34,655
10/15/2027	5.500%	53,000	50,321
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	91,000	91,915
Post Holdings, Inc.(a)
03/01/2027	5.750%	540,000	554,406
01/15/2028	5.625%	92,000	93,575
04/15/2030	4.625%	267,000	262,051
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% Floor 0.450% 08/21/2020	2.146%	2,200,000	2,198,860
Total			54,788,864
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.1%
Boyd Gaming Corp.
04/01/2026	6.375%	11,000	9,982
08/15/2026	6.000%	57,000	51,535
Boyd Gaming Corp.(a)
12/01/2027	4.750%	110,000	94,146
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	108,000	84,926
Eldorado Resorts, Inc.
04/01/2025	6.000%	187,000	183,537
09/15/2026	6.000%	106,000	106,462
International Game Technology PLC(a)
02/15/2022	6.250%	227,000	221,799
02/15/2025	6.500%	90,000	88,299
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
09/01/2026	4.500%	238,000	230,527
02/01/2027	5.750%	79,000	80,042
MGM Resorts International
03/15/2023	6.000%	73,000	70,807
Scientific Games International, Inc.(a)
10/15/2025	5.000%	212,000	185,023
03/15/2026	8.250%	209,000	158,515
05/15/2028	7.000%	53,000	38,232
11/15/2029	7.250%	53,000	37,903
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	80,000	82,885
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	91,000	85,185
02/15/2027	3.750%	142,000	131,966
12/01/2029	4.625%	72,000	67,003
08/15/2030	4.125%	142,000	129,251
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	137,000	121,601
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	31,000	31,730
Total			2,291,356
Health Care 1.5%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	209,000	200,030
Avantor, Inc.(a)
10/01/2025	9.000%	264,000	286,631
Becton Dickinson and Co.(b)
3-month USD LIBOR + 1.030% 06/06/2022	2.031%	4,916,000	4,802,002
Becton Dickinson and Co.
06/06/2024	3.363%	2,000,000	2,130,953
05/15/2044	4.875%	1,217,000	1,418,975

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	283,000	279,887
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	99,000	103,303
05/01/2028	4.250%	42,000	42,348
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	102,000	95,860
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	146,000	135,173
Cigna Corp.
12/15/2048	4.900%	2,575,000	3,315,400
CVS Health Corp.
04/01/2040	4.125%	4,665,000	5,233,475
03/25/2048	5.050%	3,055,000	3,874,670
DaVita, Inc.
07/15/2024	5.125%	43,000	43,625
05/01/2025	5.000%	18,000	18,264
Encompass Health Corp.
02/01/2028	4.500%	48,000	48,431
HCA, Inc.
02/01/2025	5.375%	102,000	109,678
09/01/2028	5.625%	223,000	247,348
02/01/2029	5.875%	94,000	107,887
09/01/2030	3.500%	35,000	33,528
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	6,945,000	8,535,849
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	107,000	95,408
Ortho-Clinical Diagnostics, Inc./SA(a)
02/01/2028	7.250%	39,000	35,500
Select Medical Corp.(a)
08/15/2026	6.250%	173,000	166,497
Tenet Healthcare Corp.
04/01/2022	8.125%	62,000	62,506
07/15/2024	4.625%	235,000	232,264
05/01/2025	5.125%	122,000	114,588
08/01/2025	7.000%	225,000	210,630
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	128,000	137,593
01/01/2026	4.875%	220,000	217,358
02/01/2027	6.250%	131,000	129,050
11/01/2027	5.125%	327,000	324,741
Total			32,789,452
Healthcare Insurance 0.2%
Centene Corp.(a)
01/15/2025	4.750%	40,000	41,210
04/01/2025	5.250%	219,000	226,966
06/01/2026	5.375%	332,000	351,808
08/15/2026	5.375%	158,000	168,206
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/15/2027	4.250%	215,000	224,915
12/15/2029	4.625%	279,000	305,379
02/15/2030	3.375%	191,000	192,413
Centene Corp.
01/15/2025	4.750%	112,000	115,554
UnitedHealth Group, Inc.
10/15/2047	3.750%	1,480,000	1,743,227
Total			3,369,678
Home Construction 0.1%
Lennar Corp.
11/15/2024	5.875%	173,000	183,623
06/01/2026	5.250%	50,000	52,000
Meritage Homes Corp.
04/01/2022	7.000%	213,000	218,949
06/01/2025	6.000%	181,000	186,215
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	70,000	60,429
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	84,000	76,138
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	174,000	167,993
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	62,000	61,293
Total			1,006,640
Independent Energy 0.3%
Callon Petroleum Co.
10/01/2024	6.125%	71,000	13,627
07/01/2026	6.375%	480,000	77,601
Canadian Natural Resources Ltd.
06/01/2027	3.850%	1,825,000	1,669,558
06/30/2033	6.450%	855,000	837,469
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	14,000	2,880
Centennial Resource Production LLC(a)
01/15/2026	5.375%	101,000	30,295
04/01/2027	6.875%	125,000	37,068
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	433,000	350,339
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	128,000	114,118
Energuate Trust(a)
05/03/2027	5.875%	1,810,000	1,714,492
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	162,000	89,468
11/01/2028	6.250%	110,000	57,056

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Jagged Peak Energy LLC
05/01/2026	5.875%	273,000	235,712
Matador Resources Co.
09/15/2026	5.875%	319,000	160,561
Parsley Energy LLC/Finance Corp.(a)
10/15/2027	5.625%	183,000	157,023
02/15/2028	4.125%	117,000	94,937
PDC Energy, Inc.
09/15/2024	6.125%	119,000	94,239
QEP Resources, Inc.
03/01/2026	5.625%	124,000	39,019
SM Energy Co.
09/15/2026	6.750%	242,000	65,684
01/15/2027	6.625%	159,000	43,404
WPX Energy, Inc.
09/15/2024	5.250%	157,000	141,069
01/15/2030	4.500%	413,000	338,421
Total			6,364,040
Integrated Energy 0.1%
Lukoil International Finance BV(a)
04/24/2023	4.563%	971,000	1,009,966
Leisure 0.0%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	123,000	123,000
Cinemark USA, Inc.(a)
05/01/2025	8.750%	88,000	89,345
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	116,000	103,093
03/15/2026	5.625%	92,000	81,258
10/15/2027	4.750%	78,000	66,009
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	61,000	63,573
Vail Resorts, Inc.(a),(m)
05/15/2025	6.250%	27,000	27,804
Viking Cruises Ltd.(a)
09/15/2027	5.875%	223,000	149,886
VOC Escrow Ltd.(a)
02/15/2028	5.000%	34,000	26,783
Total			730,751
Life Insurance 0.8%
Brighthouse Financial, Inc.
06/22/2047	4.700%	3,380,000	2,927,948
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
10/15/2070	3.729%	1,306,000	1,336,998
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,100,000	2,197,556
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	205,000	264,175
05/15/2047	4.270%	5,145,000	6,118,455
Voya Financial, Inc.
06/15/2026	3.650%	1,592,000	1,671,264
06/15/2046	4.800%	2,558,000	2,941,565
Total			17,457,961
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	61,000	60,949
05/01/2028	5.750%	67,000	67,459
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	124,000	122,514
Total			250,922
Media and Entertainment 0.3%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	336,000	279,408
08/15/2027	5.125%	187,000	175,884
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	116,000	88,189
08/15/2027	6.625%	85,000	46,627
Discovery Communications LLC
05/15/2049	5.300%	3,920,000	4,537,123
iHeartCommunications, Inc.
05/01/2026	6.375%	62,634	59,355
05/01/2027	8.375%	297,507	246,885
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	49,000	44,835
01/15/2028	4.750%	95,000	82,854
Lamar Media Corp.(a)
02/15/2028	3.750%	61,000	56,154
02/15/2030	4.000%	24,000	22,131
Netflix, Inc.
04/15/2028	4.875%	439,000	467,504
11/15/2028	5.875%	142,000	160,751
05/15/2029	6.375%	8,000	9,388
Netflix, Inc.(a)
11/15/2029	5.375%	167,000	184,454
06/15/2030	4.875%	126,000	134,454
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	42,000	40,144
03/15/2030	4.625%	144,000	132,828
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	46,000	39,170

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TEGNA, Inc.(a)
09/15/2029	5.000%	123,000	109,630
Twitter, Inc.(a)
12/15/2027	3.875%	80,000	79,860
Total			6,997,628
Metals and Mining 0.1%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	147,000	148,326
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	325,000	304,656
Constellium NV(a)
05/15/2024	5.750%	61,000	58,844
03/01/2025	6.625%	72,000	70,071
02/15/2026	5.875%	435,000	414,106
Freeport-McMoRan, Inc.
11/14/2024	4.550%	89,000	89,208
09/01/2029	5.250%	140,000	138,349
03/15/2043	5.450%	358,000	328,395
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	50,000	46,073
01/15/2025	7.625%	447,000	407,612
Novelis Corp.(a)
09/30/2026	5.875%	366,000	356,154
01/30/2030	4.750%	187,000	165,665
Total			2,527,459
Midstream 1.8%
Cheniere Energy Partners LP
10/01/2026	5.625%	181,000	173,882
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	202,000	186,454
DCP Midstream Operating LP
03/15/2023	3.875%	48,000	39,434
05/15/2029	5.125%	266,000	197,982
04/01/2044	5.600%	128,000	69,129
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	143,000	136,939
Enterprise Products Operating LLC
01/31/2060	3.950%	1,055,000	976,481
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	18,000	15,210
02/01/2028	7.750%	74,000	63,106
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	155,000	140,652
Kinder Morgan, Inc.
02/15/2046	5.050%	10,365,000	11,409,667
MPLX LP
04/15/2048	4.700%	2,850,000	2,562,769
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NuStar Logistics LP
06/01/2026	6.000%	73,000	65,897
04/28/2027	5.625%	165,000	148,500
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	12,515,000	10,372,356
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	289,000	223,218
Sunoco LP/Finance Corp.
01/15/2023	4.875%	109,000	106,695
02/15/2026	5.500%	157,000	150,720
Tallgrass Energy Partners LP/Finance Corp.(a)
03/01/2027	6.000%	101,000	66,450
01/15/2028	5.500%	107,000	72,333
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	376,000	319,679
01/15/2028	5.000%	107,000	89,975
01/15/2029	6.875%	43,000	39,460
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	248,000	211,248
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	279,000	222,106
Western Gas Partners LP
08/15/2048	5.500%	3,530,000	2,619,397
Williams Companies, Inc. (The)
09/15/2045	5.100%	7,180,000	7,542,245
Total			38,221,984
Natural Gas 0.9%
NiSource, Inc.
02/15/2023	3.850%	3,305,000	3,542,044
02/15/2043	5.250%	535,000	688,270
05/15/2047	4.375%	4,850,000	5,793,442
Sempra Energy
11/15/2020	2.850%	5,135,000	5,140,662
11/15/2025	3.750%	3,620,000	3,884,712
06/15/2027	3.250%	302,000	316,161
Total			19,365,291
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	184,000	150,906
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	100,000	75,385
Nabors Industries Ltd.(a)
01/15/2026	7.250%	75,000	28,247
01/15/2028	7.500%	57,000	22,764
Nabors Industries, Inc.
02/01/2025	5.750%	188,000	42,866

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SESI LLC
09/15/2024	7.750%	55,000	11,335
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	69,306	52,903
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	39,245	31,806
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	54,000	42,004
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	73,000	55,480
Transocean, Inc.(a)
01/15/2026	7.500%	45,000	17,007
02/01/2027	8.000%	65,000	25,860
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	103,000	84,919
Total			641,482
Packaging 0.1%
ARD Finance SA(a),(j)
06/30/2027	6.500%	55,000	51,467
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	501,000	501,931
08/15/2027	5.250%	225,000	218,417
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	63,000	64,428
Berry Global, Inc.
05/15/2022	5.500%	113,000	113,004
Berry Global, Inc.(a)
02/15/2026	4.500%	35,000	34,597
BWAY Holding Co.(a)
04/15/2024	5.500%	193,000	178,144
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	155,000	150,026
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	163,000	163,752
07/15/2024	7.000%	159,000	159,565
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	159,000	163,594
08/15/2027	8.500%	98,000	102,550
Total			1,901,475
Pharmaceuticals 0.8%
AbbVie, Inc.(a)
11/21/2049	4.250%	6,445,000	7,431,872
Allergan Funding SCS
06/15/2044	4.850%	2,170,000	2,553,478
Amgen, Inc.
02/21/2050	3.375%	2,100,000	2,290,504
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	37,000	38,569
04/15/2025	6.125%	296,000	299,691
11/01/2025	5.500%	248,000	257,647
04/01/2026	9.250%	306,000	338,858
01/31/2027	8.500%	130,000	143,246
01/30/2028	5.000%	69,000	66,445
01/30/2030	5.250%	70,000	69,178
Bristol-Myers Squibb Co.(a)
02/20/2048	4.550%	820,000	1,102,756
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	158,000	161,148
07/15/2027	5.000%	23,000	23,479
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	125,000	93,725
Endo Dac/Finance LLC/Finco, Inc.(a),(k)
02/01/2025	6.000%	108,000	77,288
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	278,000	283,779
Johnson & Johnson
12/05/2033	4.375%	1,798,000	2,354,733
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	147,000	149,605
Total			17,736,001
Property & Casualty 0.0%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	200,000	199,485
HUB International Ltd.(a)
05/01/2026	7.000%	273,000	271,786
USI, Inc.(a)
05/01/2025	6.875%	65,000	64,714
Total			535,985
Railroads 0.5%
CSX Corp.
09/15/2049	3.350%	1,045,000	1,113,412
11/01/2066	4.250%	3,001,000	3,452,740
Norfolk Southern Corp.(m)
05/11/2050	3.050%	1,575,000	1,571,299
Union Pacific Corp.
08/15/2059	3.950%	985,000	1,120,884
02/05/2070	3.750%	2,375,000	2,552,149
Union Pacific Corp.(a)
03/20/2060	3.839%	800,000	891,452
Total			10,701,936

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	213,000	213,240
04/15/2025	5.750%	44,000	46,365
10/15/2025	5.000%	168,000	168,653
01/15/2028	3.875%	61,000	59,111
IRB Holding Corp.(a)
02/15/2026	6.750%	401,000	334,271
Yum! Brands, Inc.(a)
04/01/2025	7.750%	21,000	22,929
Total			844,569
Retailers 0.1%
Asbury Automotive Group, Inc.(a)
03/01/2028	4.500%	12,000	10,065
03/01/2030	4.750%	13,000	10,879
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	23,000	23,395
L Brands, Inc.
06/15/2029	7.500%	63,000	46,462
11/01/2035	6.875%	129,000	95,563
Lowe’s Companies, Inc.
05/03/2047	4.050%	1,890,000	2,130,624
PetSmart, Inc.(a)
03/15/2023	7.125%	213,000	203,909
06/01/2025	5.875%	168,000	169,187
Total			2,690,084
Supermarkets 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	93,000	95,668
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	76,000	83,149
02/15/2028	5.875%	139,000	145,339
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	154,000	155,403
02/15/2030	4.875%	71,000	72,028
Kroger Co. (The)
04/15/2042	5.000%	1,527,000	1,861,513
02/01/2047	4.450%	5,000	5,890
01/15/2048	4.650%	2,708,000	3,252,014
Total			5,671,004
Technology 1.2%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	95,000	70,592
Ascend Learning LLC(a)
08/01/2025	6.875%	122,000	120,667
08/01/2025	6.875%	107,000	106,218
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	29,000	26,020
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	9,230,000	9,630,777
Camelot Finance SA(a)
11/01/2026	4.500%	85,000	84,906
CDK Global, Inc.
06/01/2027	4.875%	91,000	90,744
CommScope Technologies LLC(a)
06/15/2025	6.000%	164,000	146,053
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	45,000	45,373
Gartner, Inc.(a)
04/01/2025	5.125%	347,000	357,775
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	134,000	141,018
Intel Corp.
03/25/2060	4.950%	2,925,000	4,177,558
International Business Machines Corp.(m)
05/15/2040	2.850%	2,225,000	2,210,871
Iron Mountain, Inc.
08/15/2024	5.750%	214,000	211,151
Iron Mountain, Inc.(a)
09/15/2029	4.875%	62,000	59,356
NCR Corp.
07/15/2022	5.000%	102,000	101,700
12/15/2023	6.375%	215,000	218,609
NCR Corp.(a)
04/15/2025	8.125%	89,000	94,365
09/01/2027	5.750%	91,000	91,187
09/01/2029	6.125%	116,000	115,808
NXP BV/Funding LLC/USA, Inc.(a),(m)
05/01/2030	3.400%	1,090,000	1,092,302
Oracle Corp.
04/01/2060	3.850%	4,905,000	5,675,921
Plantronics, Inc.(a)
05/31/2023	5.500%	203,000	162,879
PTC, Inc.
05/15/2024	6.000%	220,000	226,712
PTC, Inc.(a)
02/15/2025	3.625%	32,000	31,545
02/15/2028	4.000%	47,000	46,030
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	326,000	328,093

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	17,000	18,136
11/15/2026	8.250%	231,000	256,324
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	24,000	25,342
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	38,000	37,401
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	77,000	76,606
Tempo Acquisition LLC/Finance Corp.(a),(m)
06/01/2025	5.750%	68,000	68,000
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	33,000	31,979
Verscend Escrow Corp.(a)
08/15/2026	9.750%	184,000	191,655
Total			26,369,673
Transportation Services 0.6%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	8,000	5,302
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	58,000	34,602
07/15/2027	5.750%	100,000	58,123
ERAC U.S.A. Finance LLC(a)
12/01/2026	3.300%	2,705,000	2,703,779
11/01/2046	4.200%	1,720,000	1,656,949
FedEx Corp.
04/01/2046	4.550%	8,230,000	8,804,224
Hertz Corp. (The)(a)
06/01/2022	7.625%	118,000	44,890
10/15/2024	5.500%	76,000	15,850
08/01/2026	7.125%	93,000	20,102
01/15/2028	6.000%	302,000	52,364
XPO Logistics, Inc.(a)
06/15/2022	6.500%	94,000	94,374
Total			13,490,559
Wireless 0.3%
Altice France Holding SA(a)
02/15/2028	6.000%	332,000	302,735
Altice France SA(a)
05/01/2026	7.375%	391,000	408,853
02/01/2027	8.125%	127,000	136,847
01/15/2028	5.500%	159,000	160,229
SBA Communications Corp.
09/01/2024	4.875%	431,000	444,317
SBA Communications Corp.(a)
02/15/2027	3.875%	110,000	112,270
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Capital Corp.
03/15/2032	8.750%	71,000	99,785
Sprint Corp.
02/15/2025	7.625%	741,000	852,179
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	584,000	616,539
02/01/2026	4.500%	172,000	177,301
02/01/2028	4.750%	286,000	300,372
T-Mobile U.S.A., Inc.(a)
04/15/2040	4.375%	2,240,000	2,536,747
Total			6,148,174
Wirelines 1.5%
AT&T, Inc.
03/01/2029	4.350%	12,444,000	14,012,132
06/15/2045	4.350%	5,685,000	6,249,578
CenturyLink, Inc.
03/15/2022	5.800%	459,000	470,572
12/01/2023	6.750%	242,000	254,856
CenturyLink, Inc.(a)
12/15/2026	5.125%	329,000	314,823
02/15/2027	4.000%	69,000	67,519
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	191,000	185,463
03/01/2028	6.125%	179,000	168,667
Telecom Italia Capital SA
09/30/2034	6.000%	52,000	54,092
Verizon Communications, Inc.
09/21/2028	4.329%	1,095,000	1,295,830
08/10/2033	4.500%	5,615,000	6,985,307
03/22/2050	4.000%	1,640,000	2,040,400
Total			32,099,239
Total Corporate Bonds & Notes (Cost $503,874,178)			508,492,476

Foreign Government Obligations(n),(o) 1.6%

Belarus 0.0%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	660,000	646,715
Canada 0.0%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	24,000	20,431
06/01/2027	5.250%	141,000	112,780
Total			133,211
Colombia 0.1%
Colombia Government International Bond
05/15/2049	5.200%	2,642,000	2,724,807

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
April 30, 2020
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%		785,000	708,801
Egypt 0.0%
Egypt Government International Bond(a)
01/31/2047	8.500%		1,015,000	907,936
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%		1,710,000	1,642,711
03/15/2024	7.500%		971,000	932,791
Total				2,575,502
Indonesia 0.1%
Pertamina Persero PT(a)
01/21/2050	4.175%		3,130,000	2,652,133
Ivory Coast 0.3%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		2,510,000	2,257,960
10/17/2031	5.875%	EUR	4,455,000	3,983,826
Total				6,241,786
Mexico 0.2%
Petroleos Mexicanos(a)
01/28/2060	6.950%		6,185,000	4,343,894
Morocco 0.2%
Morocco Government International Bond(a)
06/19/2024	3.500%	EUR	3,420,000	4,000,783
Netherlands 0.1%
Equate Petrochemical BV(a)
03/03/2022	3.000%		971,000	971,074
Oman 0.1%
Oman Government International Bond(a)
06/15/2021	3.625%		971,000	932,162
Romania 0.2%
Romanian Government International Bond(a)
05/26/2028	2.875%	EUR	4,100,000	4,418,880
Russian Federation 0.1%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		1,320,000	1,422,590
Senegal 0.0%
Senegal Government International Bond(a)
05/23/2033	6.250%		855,000	748,934
Foreign Government Obligations(n),(o) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ukraine 0.0%
Ukraine Government International Bond(a)
09/25/2032	7.375%	800,000	707,808
United Arab Emirates 0.1%
Abu Dhabi National Energy Co. PJSC(a)
01/12/2023	3.625%	971,000	1,003,063
Total Foreign Government Obligations (Cost $41,286,443)			35,140,079

Municipal Bonds 0.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 0.1%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds
Series 2010
11/01/2040	6.742%	840,000	1,192,103
Total Municipal Bonds (Cost $840,000)			1,192,103

Residential Mortgage-Backed Securities - Agency 33.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(p)
12/01/2046	3.500%	13,368,190	14,633,575
Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	5.086%	651,802	106,607
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	5.236%	1,667,944	356,174
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	5.563%	22,865,430	4,789,050
CMO STRIPS Series 2012-278 Class S1
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 09/15/2042	5.236%	2,583,604	474,659

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	5.156%	919,152	180,846
Federal Home Loan Mortgage Corp.(h)
CMO Series 4176 Class BI
03/15/2043	3.500%	2,096,724	306,155
CMO Series 4182 Class DI
05/15/2039	3.500%	4,064,326	188,369
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4620 Class AS
11/15/2042	2.119%	1,532,517	89,926
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.415% Floor 1.415%, Cap 11.040% 06/01/2032	3.290%	3,064	3,084
1-year CMT + 2.305% Floor 2.305%, Cap 10.430% 07/01/2037	4.680%	55,021	54,886
Federal National Mortgage Association
08/01/2034	5.500%	70,876	80,981
10/01/2040- 07/01/2041	4.500%	4,493,175	4,992,089
08/01/2043- 02/01/2048	4.000%	26,490,044	28,944,324
06/01/2045	3.500%	3,551,602	3,816,948
CMO Series 2017-72 Class B
09/25/2047	3.000%	12,431,859	13,240,142
Federal National Mortgage Association(h)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	2,543,227	160,347
Federal National Mortgage Association(b),(h)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.413%	4,338,957	990,270
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	5.663%	2,447,324	432,437
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	5.513%	2,103,137	451,961
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-53 Class KS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.513%	7,312,658	1,163,584
CMO Series 2016-57 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	5.513%	17,813,863	3,320,871
CMO Series 2017-109 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2048	5.663%	8,013,771	1,886,413
CMO Series 2017-20 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2047	5.613%	8,280,389	1,727,845
CMO Series 2017-54 Class NS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.663%	6,255,385	1,481,620
CMO Series 2017-54 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.663%	14,446,025	2,817,739
CMO Series 2018-66 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	5.713%	9,477,012	1,879,473
CMO Series 2018-67 MS Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/25/2048	5.713%	8,428,152	1,467,787
CMO Series 2018-74 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	5.663%	13,516,215	2,955,929
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.563%	36,848,204	7,564,490

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-60 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	5.563%	19,829,807	3,673,851
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	5.563%	17,882,160	2,737,542
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.500%, Cap 11.500% 07/20/2025	3.250%	8,255	8,466
Government National Mortgage Association(p)
04/20/2048	4.500%	17,087,722	18,452,729
Government National Mortgage Association(h)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	5,865,556	559,068
Government National Mortgage Association(b),(h)
CMO Series 2017-130 Class GS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	5.482%	13,234,406	4,162,839
CMO Series 2017-130 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	5.482%	8,655,488	2,189,062
CMO Series 2017-149 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2047	5.482%	12,697,882	3,084,788
CMO Series 2017-163 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	5.482%	6,936,385	1,456,273
CMO Series 2017-37 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 03/20/2047	5.432%	8,285,929	1,756,992
CMO Series 2018-103 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	5.482%	9,509,494	1,614,510
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-112 Class LS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	5.482%	9,652,274	2,210,067
CMO Series 2018-125 Class SK
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2048	5.532%	10,728,516	2,165,847
CMO Series 2018-134 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	5.482%	9,050,562	1,896,299
CMO Series 2018-139 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	5.432%	8,320,177	1,652,564
CMO Series 2018-148 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	5.482%	21,190,711	4,546,359
CMO Series 2018-151 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.432%	17,961,669	3,586,376
CMO Series 2018-89 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	5.482%	9,536,371	1,960,368
CMO Series 2018-89 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	5.482%	15,686,919	3,591,779
CMO Series 2018-91 Class DS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	5.482%	10,307,058	1,945,101
CMO Series 2019-20 Class JS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/20/2049	5.282%	14,941,075	3,432,669

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	5.432%	11,281,256	2,702,859
CMO Series 2019-56 Class SG
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	5.432%	12,675,957	2,682,453
CMO Series 2019-59 Class KS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/20/2049	5.332%	12,949,232	2,524,077
CMO Series 2019-85 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/20/2049	5.432%	11,888,238	2,236,401
CMO Series 2020-21 Class VS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2050	5.332%	11,558,822	1,564,312
Government National Mortgage Association TBA(m)
05/20/2050	3.500%	64,500,000	68,420,391
Uniform Mortgage-Backed Security TBA(m)
05/18/2035- 05/13/2050	2.500%	182,000,000	189,679,062
05/18/2035- 05/13/2050	3.000%	164,500,000	173,620,488
05/13/2050	3.500%	42,000,000	44,379,332
05/13/2050	4.000%	26,000,000	27,693,021
05/13/2050	4.500%	35,500,000	38,273,438
Total Residential Mortgage-Backed Securities - Agency (Cost $700,225,841)			721,017,964

Residential Mortgage-Backed Securities - Non-Agency 27.4%

Ajax Mortgage Loan Trust(a)
Series 2017-B Class A
09/25/2056	3.163%	8,264,363	7,713,225
American Mortgage Trust(c),(e),(g)
CMO Series 2093-3 Class 3A
07/27/2023	8.188%	807	489
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	4,795,000	4,350,225
CMO Series 2019-1 Class A1
11/25/2048	3.920%	8,303,504	8,359,457
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-3 Class A3
11/25/2047	2.986%	1,352,469	1,341,237
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	2,132,652	2,109,276
Arroyo Mortgage Trust(a),(g)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	5,013,909	4,828,568
ASG Resecuritization Trust(a),(g)
CMO Series 2009-2 Class G75
05/24/2036	3.327%	2,278,300	2,271,439
Bayview Opportunity Master Fund IIIb Trust(a),(g)
Series 2019-LT2 Class A1
10/28/2034	3.376%	1,412,866	1,346,044
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	238,764	239,038
Bayview Opportunity Master Fund Trust(a),(g)
CMO Series 2020-RN1 Class A1
02/28/2035	3.228%	2,468,012	2,371,798
BCAP LLC Trust(a),(g)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.087%	537,899	537,866
Bellemeade Re Ltd.(a),(b)
CMO Series 2017-1 Class M2
1-month USD LIBOR + 3.350% 10/25/2027	3.837%	3,500,000	3,064,743
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	1.837%	5,232,589	5,058,964
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	2.087%	5,000,000	4,373,871
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	1.787%	493,473	486,091
CMO Series 2019-2A Class M1C
1-month USD LIBOR + 2.000% Floor 2.000% 04/25/2029	2.487%	5,250,000	4,768,782
CMO Series 2019-2A Class M2
1-month USD LIBOR + 3.100% Floor 3.100% 04/25/2029	3.587%	1,500,000	1,160,611
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	1.587%	1,622,372	1,567,407

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	2.087%	12,700,000	11,107,384
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	2.987%	3,727,000	3,186,035
Series 2019-4A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 10/25/2029	3.314%	3,219,445	3,062,676
BRAVO Residential Funding Trust(a),(g)
CMO Series 2019-NQM2 Class A1
11/25/2059	2.748%	3,051,615	3,007,893
CMO Series 2019-NQM2 Class A3
11/25/2059	3.108%	1,402,093	1,351,095
CMO Series 2019-NQM2 Class M1
11/25/2059	3.451%	1,700,000	1,421,357
Bunker Hill Loan Depositary Trust(a),(g)
CMO Series 2019-2 Class A1
07/25/2049	2.880%	5,208,957	5,009,494
CMO Series 2019-3 Class A3
11/25/2059	3.135%	4,718,557	4,513,502
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	3.237%	6,600,000	5,571,046
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	8,540,935	8,564,359
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	2.061%	9,558,124	9,105,664
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2013-11 Class 3A3
09/25/2034	4.141%	121,050	120,691
CMO Series 2014-12 Class 3A1
10/25/2035	3.914%	1,397,566	1,391,418
CMO Series 2014-C Class A
02/25/2054	3.250%	305,199	288,981
CMO Series 2015-A Class A4
06/25/2058	4.250%	811,111	787,951
CMO Series 2018-RP2 Class A1
02/25/2058	3.500%	3,655,453	3,616,955
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	3,900,323	48,240
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	8,500,000	8,305,391
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.637%	9,682,893	8,418,924
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2011-12R Class 3A1
07/27/2036	3.649%	289,118	285,620
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	2,154,509	2,108,385
CSMC Trust(a)
CMO Series 2018-RPL7 Class A1
08/26/2058	4.000%	8,829,018	8,380,080
CMO Series 2020-RPL2 Class A12
02/25/2060	4.000%	20,000,000	19,000,000
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	500,000	471,932
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	423,000	402,504
CMO Series 2018-1A Class M1
12/25/2057	3.939%	3,000,000	2,846,048
Eagle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	1.937%	15,300,000	13,238,382
Eagle RE Ltd.(a),(b)
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	2.647%	1,759,304	1,671,309
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2018-1 Class A2
10/25/2058	4.293%	1,700,033	1,693,025
CMO Series 2018-1 Class A3
10/25/2058	4.394%	1,923,870	1,882,576
CMO Series 2019-1 Class A3
06/25/2059	3.241%	5,312,118	5,289,386
CMO Series 2019-2 Class M1
11/25/2059	3.469%	2,500,000	2,043,366

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	12,871,000	10,985,839
GCAT LLC(a),(g)
CMO Series 2019-2 Class A1
06/25/2024	3.475%	2,540,714	2,438,272
CMO Series 2019-3 Class A1
10/25/2049	3.352%	2,308,174	2,202,638
CMO Series 2020-1 Class A1
01/26/2060	2.981%	5,225,737	4,827,103
GCAT LLC(a)
CMO Series 2019-NQM1 Class A3
02/25/2059	3.395%	5,302,074	5,079,270
GCAT Trust(a),(g)
CMO Series 2019-NQM2 Class A2
09/25/2059	3.060%	2,310,646	2,244,584
CMO Series 2019-NQM3 Class A3
11/25/2059	3.043%	3,375,888	3,168,613
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	2.387%	7,100,000	6,629,771
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	17,699,020	15,520,226
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	299,662	300,187
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	4,235,890	3,949,659
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	4,378,469	4,158,259
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	1,298,000	1,226,800
LVII Resecuritization Trust(a),(g)
Subordinated CMO Series 2009-3 Class B3
11/27/2037	5.777%	7,339,264	7,357,431
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	2,864,926	2,818,601
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	6,136,105	6,068,551
Subordinated CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	2,454,442	2,436,252
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage Loan Trust(a)
CMO Series 2018-RPL1 Class A1
12/25/2057	3.500%	4,894,422	5,065,131
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class A
01/25/2023	3.193%	3,785,313	3,794,288
Series 2018-PLS1 Class C
01/25/2023	3.981%	5,948,349	5,836,766
Subordinated CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	3,969,630	3,995,456
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	5,670,900	5,707,640
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	2.037%	1,625,702	1,549,066
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	1.887%	745,547	715,394
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	2.437%	5,000,000	4,486,051
Oaktown Re Ltd.(a),(b)
Subordinated CMO Series 2017-1A Class M2
1-month USD LIBOR + 4.000% 04/25/2027	4.947%	667,273	623,652
OSAT Trust(a),(g)
CMO Series 2020-RPL1 Class A1
12/01/2059	3.072%	7,276,092	6,833,749
PMT Credit Risk Transfer Trust(a),(b),(c),(e)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.438%	9,312,448	8,172,044
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	3.188%	8,230,779	6,964,397
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.337%	21,000,000	17,576,401
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	3.137%	36,250,000	30,018,581

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2018-1A Class A1
04/25/2023	3.750%	5,053,670	4,814,223
CMO Series 2019-1A Class A1
01/25/2024	4.500%	14,324,722	13,612,828
Preston Ridge Partners Mortgage Trust(a),(g)
CMO Series 2019-4A Class A2
11/25/2024	4.654%	5,000,000	4,367,802
PRPM LLC(a),(g)
CMO Series 2019-3A Class A1
07/25/2024	3.351%	6,103,565	5,525,420
CMO Series 2020-1A Class A1
02/25/2025	2.981%	27,164,480	24,513,170
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	2.437%	3,647,222	3,510,014
CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 02/25/2030	3.110%	7,700,000	6,616,181
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	2.237%	12,000,000	10,432,224
RCO Trust(a),(g)
CMO Series 2018-VFS1 Class A2
12/26/2053	4.472%	2,695,204	2,634,922
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	7,945,857	7,164,587
CMO Series 2019-2 Class A1
11/25/2024	3.475%	9,255,500	8,968,202
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	5,163,030	4,749,342
Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	3,197,406	3,129,639
CMO Series 2019-3 Class A3
09/25/2059	3.044%	3,732,067	3,732,878
SG Residential Mortgage Trust(a),(g)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	3,801,000	3,172,824
Starwood Mortgage Residential Trust(a),(g)
CMO Series 2019-IMC1 Class A2
04/25/2049	3.651%	3,105,629	3,053,431
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	11,000,000	9,871,557
Toorak Mortgage Corp., Ltd.(g)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	5,400,000	4,827,989
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	1.487%	3,369,553	3,326,686
Vericrest Opportunity Loan Transferee LXXXIV LLC(a),(g)
CMO Series 2019-NP10 Class A1A
12/27/2049	3.426%	2,400,554	2,224,398
Vericrest Opportunity Loan Transferee LXXXV LLC(a),(g)
CMO Series 2020-NPL1 Class A1A
01/25/2050	3.228%	1,850,846	1,700,261
Vericrest Opportunity Loan Transferee LXXXVII LLC(a),(g)
CMO Series 2020-NPL3 Class A1A
02/25/2050	2.981%	9,860,501	9,014,095
CMO Series 2020-NPL3 Class A1B
02/25/2050	3.672%	6,000,000	4,756,821
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(g)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	5,585,310	5,021,818
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	7,223,959	6,591,050
CMO Series 2019-NPL5 Class A1B
09/25/2049	4.250%	2,600,000	1,977,503
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	3,161,274	2,742,675
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	8,279,700	7,269,768
CMO Series 2020-NPL5 Class A1A
03/25/2050	2.982%	5,399,559	4,840,243
Verus Securitization Trust(a),(g)
CMO Series 2018-3 Class A3
10/25/2058	4.282%	2,736,437	2,682,611
CMO Series 2019-1 Class A1
02/25/2059	3.836%	2,537,240	2,514,045
CMO Series 2019-2 Class A2
04/25/2059	3.345%	1,588,488	1,577,662
CMO Series 2019-2 Class A3
04/25/2059	3.448%	4,351,077	4,313,019
CMO Series 2019-4 Class A3
11/25/2059	3.000%	4,797,062	4,711,441
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	3,809,092	3,651,304

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-1 Class A3
01/25/2060	2.724%	7,233,596	7,087,766
Visio Trust(a),(g)
CMO Series 2019-1 Class A1
06/25/2054	3.572%	4,344,428	4,403,672
CMO Series 2019-2 Class A3
11/25/2054	3.076%	3,319,186	3,115,698
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $621,832,210)			585,111,241

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.0%
Ellie Mae, Inc.(b),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/17/2026	5.200%	161,190	151,720
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(b),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 10/01/2025	4.329%	120,943	115,435
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	8.579%	32,969	30,057
BellRing Brands LLC(b),(q)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	98,750	97,392
Froneri International Ltd.(b),(q)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	6.154%	25,000	23,563
Total			266,447
Metals and Mining 0.0%
Big River Steel LLC(b),(q)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.450%	144,859	125,303
Technology 0.0%
Ascend Learning LLC(b),(q)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	58,200	54,330
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Informatica LLC(q)
2nd Lien Term Loan
02/25/2025	7.125%	62,000	58,590
Project Alpha Intermediate Holding, Inc.(b),(q)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	6.130%	98,456	93,533
Ultimate Software Group, Inc. (The)(b),(q)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	4.154%	72,635	69,152
Total			275,605
Total Senior Loans (Cost $868,928)			819,075

U.S. Treasury Obligations 0.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2027	2.250%	6,872,500	7,721,898
08/15/2048	3.000%	4,590,000	6,473,335
Total U.S. Treasury Obligations (Cost $11,354,670)			14,195,233

Options Purchased Calls 0.6%
Value ($)
(Cost $1,862,240)	13,774,643

Options Purchased Puts 0.0%

(Cost $1,057,425)	61

Money Market Funds 7.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.519%(r),(s)	153,110,772	153,141,394
Total Money Market Funds (Cost $153,078,769)		153,141,394
Total Investments in Securities (Cost: $2,718,808,513)		2,667,618,112
Other Assets & Liabilities, Net		(536,060,591)
Net Assets		2,131,557,521

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	31

Portfolio of Investments  (continued)
April 30, 2020
At April 30, 2020, securities and/or cash totaling $54,960,510 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
14,283,000 EUR	15,664,395 USD	UBS	05/20/2020	7,423	—
818,294 USD	747,000 EUR	UBS	05/20/2020	564	—
Total				7,987	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-BTP	465	06/2020	EUR	64,449,000	1,457,899	—
Euro-BTP	150	06/2020	EUR	20,790,000	—	(888,156)
Euro-OAT	125	06/2020	EUR	21,103,750	413,573	—
U.S. Treasury 10-Year Note	1,146	06/2020	USD	159,365,625	3,023,361	—
U.S. Treasury 2-Year Note	877	06/2020	USD	193,316,836	3,492,553	—
U.S. Treasury 5-Year Note	1,077	06/2020	USD	135,146,672	5,071,741	—
U.S. Ultra Treasury Bond	274	06/2020	USD	61,590,063	7,825,508	—
Total					21,284,635	(888,156)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	164,800,000	164,800,000	1.50	07/24/2020	1,862,240	13,774,643

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	153,250,000	153,250,000	2.00	06/15/2020	1,057,425	61

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(68,000,000)	(68,000,000)	1.30	5/21/2020	(680,000)	(4,402,653)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(68,000,000)	(68,000,000)	1.30	5/21/2020	(612,000)	(4,402,653)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(164,300,000)	(164,300,000)	1.30	5/19/2020	(476,470)	(4,886,873)
Total							(1,768,470)	(13,692,179)

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.172%	Receives at Maturity, Pays at Maturity	Citi	03/17/2030	USD	29,695,000	447,631	—	—	—	447,631	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.185%	Receives at Maturity, Pays at Maturity	Citi	04/22/2030	USD	21,400,000	297,521	—	—	—	297,521	—
Total							745,152	—	—	—	745,152	—

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/17/2059	3.000	Monthly	USD	4,500,000	1,307,812	(2,250)	170,113	—	1,135,449	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	8,000,000	2,325,000	(4,000)	349,254	—	1,971,746	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	1,700,000	538,422	(850)	62,601	—	474,971	—
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	1,000,000	290,625	(500)	62,451	—	227,674	—
Total							4,461,859	(7,600)	644,419	—	3,809,840	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	8.906	USD	4,350,000	(1,377,727)	2,175	—	(1,217,808)	—	(157,744)
Markit CMBX North America Index, Series 12 AAA	Citi	08/17/2061	0.500	Monthly	0.637	USD	8,790,000	(95,152)	733	—	(549,471)	455,052	—
Total								(1,472,879)	2,908	—	(1,767,279)	455,052	(157,744)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	33

Portfolio of Investments  (continued)
April 30, 2020
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	6.551	USD	30,291,800	261,467	—	—	261,467	—
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	6.551	USD	6,489,450	(438,913)	—	—	—	(438,913)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	6.551	USD	12,379,950	(832,901)	—	—	—	(832,901)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	6.551	USD	49,894,260	(1,186,554)	—	—	—	(1,186,554)
Markit CDX North America High Yield Index, Series 34	Morgan Stanley	06/20/2025	5.000	Quarterly	6.272	USD	170,610,000	3,946,232	—	—	3,946,232	—
Total								1,749,331	—	—	4,207,699	(2,458,368)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	0.329%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2020, the total value of these securities amounted to $1,302,721,519, which represents 61.12% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2020.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2020, the total value of these securities amounted to $16,736,479, which represents 0.79% of total net assets.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2020.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Non-income producing investment.
(j)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(k)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2020.
(l)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2020, the total value of these securities amounted to $160,263, which represents 0.01% of total net assets.
(m)	Represents a security purchased on a when-issued basis.
(n)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(o)	Principal and interest may not be guaranteed by a governmental entity.
(p)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(q)	The stated interest rate represents the weighted average interest rate at April 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(r)	The rate shown is the seven-day current annualized yield at April 30, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Notes to Portfolio of Investments  (continued)
(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 0.519%
	87,817,905	1,011,631,043	(946,338,176)	153,110,772	(13,243)	62,625	1,485,667	153,141,394
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	35

Portfolio of Investments  (continued)
April 30, 2020
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	365,460,798	14,011,675	379,472,473
Commercial Mortgage-Backed Securities - Agency	—	37,925,518	—	37,925,518
Commercial Mortgage-Backed Securities - Non-Agency	—	217,248,407	—	217,248,407
Common Stocks
Financials	43,282	—	—	43,282
Industrials	44,163	—	—	44,163
Total Common Stocks	87,445	—	—	87,445
Corporate Bonds & Notes	—	508,451,407	41,069	508,492,476
Foreign Government Obligations	—	35,140,079	—	35,140,079
Municipal Bonds	—	1,192,103	—	1,192,103
Residential Mortgage-Backed Securities - Agency	—	721,017,964	—	721,017,964
Residential Mortgage-Backed Securities - Non-Agency	—	568,747,511	16,363,730	585,111,241
Senior Loans	—	819,075	—	819,075
U.S. Treasury Obligations	14,195,233	—	—	14,195,233
Options Purchased Calls	—	13,774,643	—	13,774,643
Options Purchased Puts	—	61	—	61
Money Market Funds	153,141,394	—	—	153,141,394
Total Investments in Securities	167,424,072	2,469,777,566	30,416,474	2,667,618,112
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	7,987	—	7,987
Futures Contracts	21,284,635	—	—	21,284,635
Swap Contracts	—	9,217,743	—	9,217,743
Liability
Futures Contracts	(888,156)	—	—	(888,156)
Options Contracts Written	—	(13,692,179)	—	(13,692,179)
Swap Contracts	—	(2,616,112)	—	(2,616,112)
Total	187,820,551	2,462,695,005	30,416,474	2,680,932,030
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2020 ($)
Asset-Backed Securities — Non-Agency	13,014,366	153,644	(247,499)	(2,428,822)	15,800,000	(12,280,014)	—	—	14,011,675
Common Stocks	—	—	—	—	—	—	—	—	—
Corporate Bonds & Notes	41,069	—	—	—	—	—	—	—	41,069
Residential Mortgage-Backed Securities — Non-Agency	7,611,213	(2,021)		(2,480,852)	9,330,405	(1,680,681)	11,196,132	(7,610,466)	16,363,730
Total	20,666,648	151,623	(247,499)	(4,909,674)	25,130,405	(13,960,695)	11,196,132	(7,610,466)	30,416,474
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2020 was $(5,164,348), which is comprised of Asset-Backed Securities — Non-Agency of $ (2,683,496) and Residential Mortgage-Backed Securities — Non-Agency of $(2,480,852).
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Total Return Bond Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds and common stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement. Generally, a change in estimated earnings of the respective company might result in change to the comparable companies and market multiples.
Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	37

Statement of Assets and Liabilities
April 30, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,562,810,079)	$2,500,702,014
Affiliated issuers (cost $153,078,769)	153,141,394
Options purchased (cost $2,919,665)	13,774,704
Cash	149,163
Cash collateral held at broker for:
Swap contracts	8,489,000
TBA	345,000
Margin deposits on:
Swap contracts	31,353,912
Unrealized appreciation on forward foreign currency exchange contracts	7,987
Unrealized appreciation on swap contracts	5,010,044
Upfront payments on swap contracts	644,419
Receivable for:
Investments sold	7,455,079
Investments sold on a delayed delivery basis	72,454
Capital shares sold	6,452,552
Dividends	59,562
Interest	9,986,371
Foreign tax reclaims	94,494
Variation margin for futures contracts	308,325
Variation margin for swap contracts	17,361
Expense reimbursement due from Investment Manager	8,739
Prepaid expenses	2,704
Trustees’ deferred compensation plan	268,122
Total assets	2,738,343,400
Liabilities
Option contracts written, at value (premiums received $1,768,470)	13,692,179
Unrealized depreciation on swap contracts	157,744
Upfront receipts on swap contracts	1,767,279
Payable for:
Investments purchased	31,946,631
Investments purchased on a delayed delivery basis	551,176,334
Capital shares purchased	3,180,792
Distributions to shareholders	3,903,322
Variation margin for futures contracts	409,497
Variation margin for swap contracts	1,461
Management services fees	28,257
Distribution and/or service fees	5,317
Transfer agent fees	182,020
Compensation of chief compliance officer	63
Other expenses	66,861
Trustees’ deferred compensation plan	268,122
Total liabilities	606,785,879
Net assets applicable to outstanding capital stock	$2,131,557,521
Represented by
Paid in capital	2,111,388,357
Total distributable earnings (loss)	20,169,164
Total - representing net assets applicable to outstanding capital stock	$2,131,557,521
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Total Return Bond Fund | Annual Report 2020

Statement of Assets and Liabilities  (continued)
April 30, 2020
Class A
Net assets	$694,851,517
Shares outstanding	75,207,025
Net asset value per share	$9.24
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.53
Advisor Class
Net assets	$93,368,995
Shares outstanding	10,117,486
Net asset value per share	$9.23
Class C
Net assets	$20,696,284
Shares outstanding	2,239,641
Net asset value per share	$9.24
Institutional Class
Net assets	$710,557,861
Shares outstanding	76,859,502
Net asset value per share	$9.24
Institutional 2 Class
Net assets	$84,294,785
Shares outstanding	9,135,238
Net asset value per share	$9.23
Institutional 3 Class
Net assets	$525,287,150
Shares outstanding	56,813,745
Net asset value per share	$9.25
Class R
Net assets	$2,500,929
Shares outstanding	270,577
Net asset value per share	$9.24
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	39

Statement of Operations
Year Ended April 30, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$1,374,176
Dividends — affiliated issuers	1,485,667
Interest	75,328,537
Foreign taxes withheld	(62,615)
Total income	78,125,765
Expenses:
Management services fees	10,060,113
Distribution and/or service fees
Class A	1,742,245
Class C	194,106
Class R	13,659
Transfer agent fees
Class A	916,946
Advisor Class	28,789
Class C	25,502
Institutional Class	1,216,678
Institutional 2 Class	46,443
Institutional 3 Class	25,026
Class R	3,594
Compensation of board members	38,186
Custodian fees	54,974
Printing and postage fees	136,839
Registration fees	137,457
Audit fees	45,312
Legal fees	48,522
Interest on collateral	54,722
Compensation of chief compliance officer	756
Other	56,308
Total expenses	14,846,177
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,170,757)
Expense reduction	(1,858)
Total net expenses	11,673,562
Net investment income	66,452,203
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	34,375,898
Investments — affiliated issuers	(13,243)
Foreign currency translations	(29,491)
Forward foreign currency exchange contracts	215,062
Futures contracts	30,766,357
Options purchased	1,950,501
Options contracts written	(4,023,859)
Swap contracts	11,573,565
Net realized gain	74,814,790
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(37,082,373)
Investments — affiliated issuers	62,625
Foreign currency translations	(2,295)
Forward foreign currency exchange contracts	7,987
Futures contracts	18,006,900
Options purchased	11,505,709
Options contracts written	(11,657,655)
Swap contracts	8,972,733
Net change in unrealized appreciation (depreciation)	(10,186,369)
Net realized and unrealized gain	64,628,421
Net increase in net assets resulting from operations	$131,080,624
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Total Return Bond Fund | Annual Report 2020

Statement of Changes in Net Assets
	Year Ended April 30, 2020	Year Ended April 30, 2019
Operations
Net investment income	$66,452,203	$67,253,744
Net realized gain	74,814,790	9,159,220
Net change in unrealized appreciation (depreciation)	(10,186,369)	30,359,724
Net increase in net assets resulting from operations	131,080,624	106,772,688
Distributions to shareholders
Net investment income and net realized gains
Class A	(28,374,404)	(19,443,978)
Advisor Class	(917,325)	(314,908)
Class C	(640,789)	(448,557)
Institutional Class	(41,089,999)	(30,156,871)
Institutional 2 Class	(3,504,299)	(1,745,560)
Institutional 3 Class	(13,042,685)	(8,224,701)
Class R	(104,586)	(50,420)
Class T	—	(42,489)
Total distributions to shareholders	(87,674,087)	(60,427,484)
Increase (decrease) in net assets from capital stock activity	82,546,076	(143,216,188)
Total increase (decrease) in net assets	125,952,613	(96,870,984)
Net assets at beginning of year	2,005,604,908	2,102,475,892
Net assets at end of year	$2,131,557,521	$2,005,604,908
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	41

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2020		April 30, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	9,382,158	86,976,261	7,559,039	67,041,185
Distributions reinvested	2,977,989	27,620,705	2,133,543	18,929,795
Redemptions	(12,466,961)	(115,432,974)	(14,980,790)	(132,540,808)
Net decrease	(106,814)	(836,008)	(5,288,208)	(46,569,828)
Advisor Class
Subscriptions	9,624,361	85,975,933	1,230,103	10,880,473
Distributions reinvested	98,280	910,428	33,847	300,754
Redemptions	(1,294,696)	(11,962,911)	(336,846)	(2,984,554)
Net increase	8,427,945	74,923,450	927,104	8,196,673
Class C
Subscriptions	899,034	8,337,832	504,801	4,480,663
Distributions reinvested	63,739	590,791	46,505	412,518
Redemptions	(812,609)	(7,516,746)	(2,874,845)	(25,477,444)
Net increase (decrease)	150,164	1,411,877	(2,323,539)	(20,584,263)
Institutional Class
Subscriptions	41,376,567	383,685,986	29,142,509	257,585,685
Distributions reinvested	3,301,417	30,636,564	2,272,188	20,164,479
Redemptions	(72,701,002)	(673,225,244)	(43,911,963)	(386,614,607)
Net decrease	(28,023,018)	(258,902,694)	(12,497,266)	(108,864,443)
Institutional 2 Class
Subscriptions	2,860,068	26,394,160	6,174,021	54,216,625
Distributions reinvested	376,501	3,488,347	196,539	1,745,136
Redemptions	(2,963,615)	(27,273,521)	(1,033,214)	(9,142,479)
Net increase	272,954	2,608,986	5,337,346	46,819,282
Institutional 3 Class
Subscriptions	33,711,541	313,169,178	2,048,449	18,078,155
Distributions reinvested	1,240,282	11,513,793	925,409	8,213,609
Redemptions	(6,658,997)	(61,415,937)	(5,272,364)	(46,454,241)
Net increase (decrease)	28,292,826	263,267,034	(2,298,506)	(20,162,477)
Class R
Subscriptions	118,096	1,094,241	119,639	1,061,686
Distributions reinvested	11,183	103,775	5,423	48,177
Redemptions	(121,620)	(1,124,585)	(47,463)	(418,780)
Net increase	7,659	73,431	77,599	691,083
Class T
Distributions reinvested	—	—	4,309	37,945
Redemptions	—	—	(316,508)	(2,780,160)
Net decrease	—	—	(312,199)	(2,742,215)
Total net increase (decrease)	9,021,716	82,546,076	(16,377,669)	(143,216,188)
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Total Return Bond Fund | Annual Report 2020

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Columbia Total Return Bond Fund | Annual Report 2020	43

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Year Ended 4/30/2020	$9.05	0.28	0.29	0.57	(0.26)	(0.12)	—	(0.38)
Year Ended 4/30/2019	$8.83	0.28	0.19	0.47	(0.25)	—	—	(0.25)
Year Ended 4/30/2018	$9.04	0.23	(0.22)	0.01	(0.21)	—	(0.01)	(0.22)
Year Ended 4/30/2017	$9.20	0.25	(0.04)	0.21	(0.23)	(0.14)	—	(0.37)
Year Ended 4/30/2016	$9.25	0.22	0.01(f)	0.23	(0.17)	(0.11)	—	(0.28)
Advisor Class
Year Ended 4/30/2020	$9.04	0.30	0.29	0.59	(0.28)	(0.12)	—	(0.40)
Year Ended 4/30/2019	$8.82	0.31	0.19	0.50	(0.28)	—	—	(0.28)
Year Ended 4/30/2018	$9.02	0.25	(0.21)	0.04	(0.23)	—	(0.01)	(0.24)
Year Ended 4/30/2017	$9.18	0.26	(0.02)	0.24	(0.26)	(0.14)	—	(0.40)
Year Ended 4/30/2016	$9.24	0.24	0.00(f),(g)	0.24	(0.19)	(0.11)	—	(0.30)
Class C
Year Ended 4/30/2020	$9.05	0.21	0.29	0.50	(0.19)	(0.12)	—	(0.31)
Year Ended 4/30/2019	$8.83	0.21	0.20	0.41	(0.19)	—	—	(0.19)
Year Ended 4/30/2018	$9.04	0.16	(0.22)	(0.06)	(0.14)	—	(0.01)	(0.15)
Year Ended 4/30/2017	$9.20	0.18	(0.04)	0.14	(0.16)	(0.14)	—	(0.30)
Year Ended 4/30/2016	$9.25	0.15	0.01(f)	0.16	(0.10)	(0.11)	—	(0.21)
Institutional Class
Year Ended 4/30/2020	$9.05	0.31	0.28	0.59	(0.28)	(0.12)	—	(0.40)
Year Ended 4/30/2019	$8.84	0.30	0.19	0.49	(0.28)	—	—	(0.28)
Year Ended 4/30/2018	$9.04	0.25	(0.21)	0.04	(0.23)	—	(0.01)	(0.24)
Year Ended 4/30/2017	$9.20	0.27	(0.03)	0.24	(0.26)	(0.14)	—	(0.40)
Year Ended 4/30/2016	$9.26	0.24	0.00(f),(g)	0.24	(0.19)	(0.11)	—	(0.30)
Institutional 2 Class
Year Ended 4/30/2020	$9.04	0.31	0.29	0.60	(0.29)	(0.12)	—	(0.41)
Year Ended 4/30/2019	$8.82	0.32	0.18	0.50	(0.28)	—	—	(0.28)
Year Ended 4/30/2018	$9.03	0.26	(0.22)	0.04	(0.24)	—	(0.01)	(0.25)
Year Ended 4/30/2017	$9.18	0.27	(0.02)	0.25	(0.26)	(0.14)	—	(0.40)
Year Ended 4/30/2016	$9.24	0.25	0.00(f),(g)	0.25	(0.20)	(0.11)	—	(0.31)
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Total Return Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2020	$9.24	6.34%	0.90%(c)	0.74%(c),(d)	3.05%	272%	$694,852
Year Ended 4/30/2019	$9.05	5.45%	0.91%(c)	0.86%(c),(d)	3.19%	262%	$681,416
Year Ended 4/30/2018	$8.83	0.08%	0.91%	0.86%(d)	2.51%	300%	$711,850
Year Ended 4/30/2017	$9.04	2.37%	0.89%(e)	0.84%(d),(e)	2.70%	379%	$820,441
Year Ended 4/30/2016	$9.20	2.58%	0.91%	0.86%(d)	2.39%	458%	$978,460
Advisor Class
Year Ended 4/30/2020	$9.23	6.61%	0.65%(c)	0.49%(c),(d)	3.32%	272%	$93,369
Year Ended 4/30/2019	$9.04	5.72%	0.66%(c)	0.61%(c),(d)	3.53%	262%	$15,272
Year Ended 4/30/2018	$8.82	0.44%	0.66%	0.61%(d)	2.72%	300%	$6,726
Year Ended 4/30/2017	$9.02	2.63%	0.63%(e)	0.59%(d),(e)	2.87%	379%	$18,057
Year Ended 4/30/2016	$9.18	2.72%	0.66%	0.61%(d)	2.65%	458%	$8,265
Class C
Year Ended 4/30/2020	$9.24	5.55%	1.65%(c)	1.50%(c),(d)	2.30%	272%	$20,696
Year Ended 4/30/2019	$9.05	4.66%	1.66%(c)	1.61%(c),(d)	2.37%	262%	$18,905
Year Ended 4/30/2018	$8.83	(0.67%)	1.66%	1.61%(d)	1.75%	300%	$38,975
Year Ended 4/30/2017	$9.04	1.61%	1.64%(e)	1.59%(d),(e)	1.95%	379%	$49,380
Year Ended 4/30/2016	$9.20	1.81%	1.66%	1.61%(d)	1.65%	458%	$55,975
Institutional Class
Year Ended 4/30/2020	$9.24	6.61%	0.65%(c)	0.49%(c),(d)	3.30%	272%	$710,558
Year Ended 4/30/2019	$9.05	5.60%	0.66%(c)	0.61%(c),(d)	3.42%	262%	$949,377
Year Ended 4/30/2018	$8.84	0.44%	0.66%	0.61%(d)	2.76%	300%	$1,037,101
Year Ended 4/30/2017	$9.04	2.63%	0.64%(e)	0.59%(d),(e)	2.94%	379%	$1,083,917
Year Ended 4/30/2016	$9.20	2.72%	0.66%	0.61%(d)	2.64%	458%	$1,078,815
Institutional 2 Class
Year Ended 4/30/2020	$9.23	6.69%	0.57%(c)	0.42%(c)	3.38%	272%	$84,295
Year Ended 4/30/2019	$9.04	5.81%	0.58%(c)	0.53%(c)	3.64%	262%	$80,083
Year Ended 4/30/2018	$8.82	0.38%	0.58%	0.55%	2.82%	300%	$31,099
Year Ended 4/30/2017	$9.03	2.79%	0.54%(e)	0.54%(e)	2.99%	379%	$27,782
Year Ended 4/30/2016	$9.18	2.80%	0.55%	0.54%	2.73%	458%	$22,621
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	45

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2020	$9.05	0.31	0.30	0.61	(0.29)	(0.12)	—	(0.41)
Year Ended 4/30/2019	$8.84	0.32	0.18	0.50	(0.29)	—	—	(0.29)
Year Ended 4/30/2018	$9.04	0.26	(0.21)	0.05	(0.24)	—	(0.01)	(0.25)
Year Ended 4/30/2017	$9.20	0.24	0.01(f)	0.25	(0.27)	(0.14)	—	(0.41)
Year Ended 4/30/2016	$9.26	0.25	0.00(f),(g)	0.25	(0.20)	(0.11)	—	(0.31)
Class R
Year Ended 4/30/2020	$9.05	0.26	0.29	0.55	(0.24)	(0.12)	—	(0.36)
Year Ended 4/30/2019	$8.83	0.26	0.19	0.45	(0.23)	—	—	(0.23)
Year Ended 4/30/2018	$9.04	0.20	(0.21)	(0.01)	(0.19)	—	(0.01)	(0.20)
Year Ended 4/30/2017	$9.20	0.22	(0.03)	0.19	(0.21)	(0.14)	—	(0.35)
Year Ended 4/30/2016	$9.26	0.19	0.01(f)	0.20	(0.15)	(0.11)	—	(0.26)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
04/30/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%

(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Total Return Bond Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2020	$9.25	6.86%	0.53%(c)	0.37%(c)	3.42%	272%	$525,287
Year Ended 4/30/2019	$9.05	5.73%	0.53%(c)	0.49%(c)	3.56%	262%	$258,172
Year Ended 4/30/2018	$8.84	0.55%	0.52%	0.50%	2.85%	300%	$272,332
Year Ended 4/30/2017	$9.04	2.74%	0.50%(e)	0.50%(e)	2.70%	379%	$445,184
Year Ended 4/30/2016	$9.20	2.85%	0.50%	0.49%	2.77%	458%	$18,086
Class R
Year Ended 4/30/2020	$9.24	6.08%	1.15%(c)	1.00%(c),(d)	2.79%	272%	$2,501
Year Ended 4/30/2019	$9.05	5.19%	1.16%(c)	1.11%(c),(d)	2.97%	262%	$2,380
Year Ended 4/30/2018	$8.83	(0.17%)	1.16%	1.11%(d)	2.24%	300%	$1,637
Year Ended 4/30/2017	$9.04	2.12%	1.14%(e)	1.09%(d),(e)	2.43%	379%	$2,284
Year Ended 4/30/2016	$9.20	2.21%	1.16%	1.11%(d)	2.13%	458%	$2,407
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2020	47

Notes to Financial Statements
April 30, 2020
Note 1. Organization
Columbia Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
48	Columbia Total Return Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
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Notes to Financial Statements  (continued)
April 30, 2020
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
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Notes to Financial Statements  (continued)
April 30, 2020
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security
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Notes to Financial Statements  (continued)
April 30, 2020
decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund
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Notes to Financial Statements  (continued)
April 30, 2020
may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
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Notes to Financial Statements  (continued)
April 30, 2020
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	8,472,591*
Credit risk	Upfront payments on swap contracts	644,419
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	7,987
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	21,284,635*
Interest rate risk	Investments, at value — Options purchased	13,774,704
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	745,152*
Total		44,929,488

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,616,112*
Credit risk	Upfront receipts on swap contracts	1,767,279
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	888,156*
Interest rate risk	Options contracts written, at value	13,692,179
Total		18,963,726

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
April 30, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	11,716,235	11,716,235
Foreign exchange risk	215,062	—	—	—	—	215,062
Interest rate risk	—	30,766,357	(4,023,859)	1,950,501	(142,670)	28,550,329
Total	215,062	30,766,357	(4,023,859)	1,950,501	11,573,565	40,481,626

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	8,227,581	8,227,581
Foreign exchange risk	7,987	—	—	—	—	7,987
Interest rate risk	—	18,006,900	(11,657,655)	11,505,709	745,152	18,600,106
Total	7,987	18,006,900	(11,657,655)	11,505,709	8,972,733	26,835,674
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2020:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	704,667,888*
Futures contracts — short	112,221,404**
Credit default swap contracts — buy protection	114,213,820*
Credit default swap contracts — sell protection	28,059,085**

Derivative instrument	Average value ($)*
Options contracts — purchased	4,773,679
Options contracts — written	(3,661,229)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	47,353*	(67,202)*
Interest rate swap contracts	177,542**	(274,571)**

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2020.
**	Based on the ending daily outstanding amounts for the year ended April 30, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur
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Notes to Financial Statements  (continued)
April 30, 2020
costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Notes to Financial Statements  (continued)
April 30, 2020
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2020:
	Citi ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	17,361	-	17,361
Forward foreign currency exchange contracts	-	-	-	-	7,987	7,987
Options purchased calls	-	-	13,774,643	-	-	13,774,643
Options purchased puts	61	-	-	-	-	61
OTC credit default swap contracts (c)	1,305,562	2,858,572	290,125	-	-	4,454,259
OTC interest rate swap contracts (c)	745,152	-	-	-	-	745,152
Total assets	2,050,775	2,858,572	14,064,768	17,361	7,987	18,999,463
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	1,461	-	1,461
Options contracts written	9,289,526	-	4,402,653	-	-	13,692,179
OTC credit default swap contracts (c)	1,469,971	-	-	-	-	1,469,971
Total liabilities	10,759,497	-	4,402,653	1,461	-	15,163,611
Total financial and derivative net assets	(8,708,722)	2,858,572	9,662,115	15,900	7,987	3,835,852
Total collateral received (pledged) (d)	(8,489,000)	2,858,572	9,662,115	-	-	4,031,687
Net amount (e)	(219,722)	-	-	15,900	7,987	(195,835)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
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Notes to Financial Statements  (continued)
April 30, 2020
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
58	Columbia Total Return Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent Accounting Pronouncement
Accounting Standards Update 2020-04 Reference Rate Reform
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04 Reference Rate Reform – Facilitation of the Effects of Reference Rate Reform on Financial Statements. This standard provides exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The standard is elective and effective on March 12, 2020 through December 31, 2022. The Fund expects that the adoption of the guidance will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2020 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Columbia Total Return Bond Fund | Annual Report 2020	59

Notes to Financial Statements  (continued)
April 30, 2020
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,858.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
60	Columbia Total Return Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	351,175
Class C	—	1.00(b)	1,865

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through August 31, 2020
Class A	0.75%
Advisor Class	0.50
Class C	1.50
Institutional Class	0.50
Institutional 2 Class	0.42
Institutional 3 Class	0.37
Class R	1.00
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above.
Columbia Total Return Bond Fund | Annual Report 2020	61

Notes to Financial Statements  (continued)
April 30, 2020
This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, swap investments, principal and/or interest of fixed income securities, investments in partnerships, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(5,042,714)	5,042,714	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2020			Year Ended April 30, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
79,046,412	8,627,675	87,674,087	60,427,484	—	60,427,484
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
59,397,559	29,644,799	—	(64,695,933)
At April 30, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,747,396,433	78,823,326	(143,519,259)	(64,695,933)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
62	Columbia Total Return Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,681,260,510 and $6,502,333,224, respectively, for the year ended April 30, 2020, of which $5,484,611,711 and $5,499,975,075, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Total Return Bond Fund | Annual Report 2020	63

Notes to Financial Statements  (continued)
April 30, 2020
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant
64	Columbia Total Return Bond Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Columbia Total Return Bond Fund | Annual Report 2020	65

Notes to Financial Statements  (continued)
April 30, 2020
Shareholder concentration risk
At April 30, 2020, one unaffiliated shareholder of record owned 12.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
66	Columbia Total Return Bond Fund | Annual Report 2020

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Total Return Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Total Return Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Total Return Bond Fund | Annual Report 2020	67

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$40,186,098
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	68	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	68	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	68	None
68	Columbia Total Return Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	68	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	68	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	68	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	68	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Total Return Bond Fund | Annual Report 2020	69

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	68	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	68	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	171	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
70	Columbia Total Return Bond Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Total Return Bond Fund | Annual Report 2020	71

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
72	Columbia Total Return Bond Fund | Annual Report 2020

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Columbia Total Return Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN166_04_K01_(06/20)

Annual Report
April 30, 2020
Columbia Multi-Asset Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Columbia Multi-Asset Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Multi-Asset Income Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with a high level of current income, with a secondary objective of total return.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2015
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended April 30, 2020)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	03/27/15	-2.97	2.44	2.53
	Including sales charges		-7.60	1.45	1.56
Advisor Class		03/27/15	-2.72	2.70	2.80
Class C	Excluding sales charges	03/27/15	-3.70	1.67	1.77
	Including sales charges		-4.62	1.67	1.77
Institutional Class		03/27/15	-2.61	2.70	2.82
Institutional 2 Class		03/27/15	-2.58	2.76	2.86
Institutional 3 Class*		03/01/17	-2.52	2.67	2.76
Blended Benchmark			7.41	6.19	6.15
Bloomberg Barclays U.S. Aggregate Bond Index			10.84	3.80	3.68
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large capitalization U.S. stocks and its frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index, is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Multi-Asset Income Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 27, 2015 — April 30, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Asset Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2020)
Asset-Backed Securities — Non-Agency	1.7
Commercial Mortgage-Backed Securities - Non-Agency	1.7
Common Stocks	9.9
Convertible Bonds	0.1
Convertible Preferred Stocks	0.6
Corporate Bonds & Notes	20.5
Equity-Linked Notes	19.8
Exchange-Traded Equity Funds	2.4
Exchange-Traded Fixed Income Funds	12.6
Foreign Government Obligations	11.5
Money Market Funds	7.1
Residential Mortgage-Backed Securities - Agency	0.6
Residential Mortgage-Backed Securities - Non-Agency	7.4
Senior Loans	0.3
Treasury Bills	0.0(a)
U.S. Treasury Obligations	3.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Multi-Asset Income Fund | Annual Report 2020

Manager Discussion of Fund Performance
At April 30, 2020, approximately 93.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2020, the Fund’s Class A shares returned -2.97% without sales charges. The Fund underperformed its Blended Benchmark, which returned 7.41%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 10.84%. The broad U.S. equity market, as measured by the S&P 500 Index, returned 0.86% for the 12-month period. The Fund’s performance is primarily attributable to a combination of style positioning and underlying investment selection across the asset class spectrum.
Fixed-income markets gained and equities rode a roller coaster amid evolving pandemic
The annual period ended April 30, 2020 saw a market environment with positive absolute returns in many asset classes through its first nine months. Then, fears of the rippling effects of the global COVID-19 pandemic on the economy, on corporate earnings and more began to impact investor sentiment and roil the markets in February 2020. The sell-off within the U.S. equity markets was swift, with the S&P 500 Index recording its fastest 30% decline in history, taking only 22 trading days from the record high it had reached on February 19, 2020. The steep drop was followed by a 12.82% gain in April 2020, the best monthly return for the S&P 500 Index since 1987.
Within the U.S. equity market, there was a meaningful difference in performance between value and growth equities, with the Russell 1000 Growth Index posting a return of 10.84% as compared to the -11.01% return of the Russell 1000 Value Index for the annual period. U.S. dividend-paying equities, as measured by the MSCI USA High Dividend Yield Index (Net), posted a return of -6.35% for the annual period. Preferred stocks outpaced the broad U.S. equity market, posting a return of 3.80%, as represented by the ICE BofA U.S. Preferred Stock Fixed Rate Index. International equities were weaker overall than U.S. equities. The MSCI EAFE Index (Net), representing developed international equities, posted a return of -11.34%, and emerging markets equities struggled even more, with the MSCI Emerging Markets Index (Net) generating a return of -12.00%.
As U.S. equities sold off in the first quarter of 2020, investors engaged in a “flight to quality,” and the fixed-income asset class overall outperformed equities both for the quarter and for the annual period. Indeed, more traditional fixed-income returns were among the best in the capital markets. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad proxy for the U.S. fixed-income market, posted a return of 10.84% for the annual period, led by U.S. Treasuries. The Bloomberg Barclays Treasury Index rose 14.27% for the annual period. Long-term U.S. Treasury bonds performed best, with an astounding gain of 37.79%, as measured by the Bloomberg Barclays U.S. Long Treasury Index. Securitized bonds and long maturity investment-grade corporate bonds also posted strong returns, as measured by the 7.66% return of the Bloomberg Barclays U.S. Securitized Index and the 16.91% return of the Bloomberg Barclays U.S. Long Corporate Index, respectively. In contrast, high-yield corporate bonds and emerging markets bonds, like equities, posted positive absolute returns through the first nine months of the annual period but then experienced significant losses. High-yield corporate bonds, as measured by the ICE BofA U.S. Cash Pay High Yield Constrained Index, and emerging markets bonds, as measured by the JPMorgan Emerging Markets Bond Index-Global, returned -5.22% and -3.31%, respectively, for the annual period.
Returns of non-traditional asset classes were mixed. Real estate investment trusts (REITs) posted strong returns for the first nine months of the annual period but subsequently gave back those gains and more, resulting in a -14.53% return for the FTSE Nareit Equity REITs Index for the annual period. Floating rate loans also posted negative absolute return for the annual period, with the Credit Suisse Leveraged Loan Index returning -7.10%. Convertible securities, comprising characteristics akin to both stocks and bonds, fared better, as measured by the 4.38% gain of the ICE BofA All Convertible All Qualities Index.
Style positioning and underlying investment selection detracted from relative results
Overall, style positioning and underlying investment selection detracted from the Fund’s relative results during the annual period. The Fund, being well diversified across asset classes, had exposure to certain non-traditional asset classes that did not keep pace with strong returns of the broad U.S. fixed-income market. As the Bloomberg Barclays U.S. Aggregate Bond
Columbia Multi-Asset Income Fund | Annual Report 2020	5

Manager Discussion of Fund Performance  (continued)
Index comprises 60% of the Blended Benchmark, such exposure to these lagging alternative income sources detracted from relative results. Selection among equity income and traditional fixed-income sources was also challenged, though the Fund’s modest use of leverage overall added value.
More specifically, within the Fund’s equity income allocation, weak underlying investment selection among equity-linked notes, dividend equities and preferred stocks detracted from relative results. Allocation positioning in dividend equities also hurt, as this segment of the market underperformed the S&P 500 Index during the annual period. The Fund’s allocation to preferred stocks contributed positively to relative results, as this market segment outperformed the S&P 500 Index during the annual period.
Within the Fund’s traditional fixed-income allocation, exposures to lower quality sectors, including high-yield corporate bonds and emerging market bonds, detracted from relative performance, as these sectors underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the annual period. However, exposure to higher quality sectors, most notably U.S. Treasuries, benefited the Fund’s performance. Underlying security selection among high-yield corporate bonds contributed positively but was not strong enough to offset the detracting effect of allocation exposure to the sector. Security selection among securitized bonds detracted.
Among non-traditional income sources, the Fund’s allocations to REITs and floating rate loans detracted, as these market segments underperformed both the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index during the annual period. However, the Fund’s allocation to convertible securities, which posted solid positive absolute returns during the annual period, proved beneficial, offsetting security selection within the sector, which modestly detracted. Selection among floating rate loans proved effective.
Evolving market conditions drove portfolio changes
The Fund’s positioning early in the annual period was based on our cautiously optimistic outlook, a stark difference from the end of the annual period, which was marked by a historic and steep market sell-off of risk assets in February and March 2020 followed by a dramatic market rebound in April. As such, we made a number of positioning changes within the Fund to adapt to evolving market conditions during the annual period.
Early in the annual period, the Fund was positioned with a slight overweight to equities and a modest underweight to traditional fixed income. By the end of the annual period, after experiencing extreme levels of market volatility around the COVID-19 pandemic, we reduced the Fund’s exposure to riskier assets, shifting the Fund’s allocation to equities to a modest underweight. Conversely, we slightly increased the Fund’s exposure to specific segments of the fixed-income market. These portfolio shifts were made for three key reasons. First, our proprietary signals and models had become quite defensive. Second, our economic research suggested the U.S. and global economies would likely be slow to recover. And third, the rebound in April 2020 was so sharp that we believed riskier assets may no longer be accurately pricing in the unfolding economic contraction.
Within traditional fixed income, at the end of the annual period, we had increased the Fund’s allocation to higher quality sectors, most significantly adding to the Fund’s U.S. Treasury exposure. We also increased the Fund’s allocation to investment-grade corporate bonds from a modest underweight to a modest overweight, as we believed credit markets were best suited to benefit from the generous fiscal support policies the government had introduced and may be on the forefront of any recoveries in the financial markets. Based on our still-cautious view on risk assets, however, we reduced the Fund’s allocation to emerging markets debt. Within equity income, we decreased the Fund’s allocations to dividend-paying equities and preferred stocks, as we believed there remained an elevated risk of a correction within the equity markets. We maintained the Fund’s allocation to equity-linked notes. Among non-traditional income sources, we decreased the Fund’s allocations to REITs and convertible securities and increased exposure to floating rate loans. Finally, as our economic views evolved, we decreased the Fund’s allocation to cash and employed the use of leverage by taking more than 100% notional exposure using equity futures and fixed-income futures and swaps.
6	Columbia Multi-Asset Income Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Derivative positions in the Fund
During the annual period, we used credit default swap indices to manage the Fund’s fixed-income exposure. We used U.S. Treasury futures to manage the Fund’s fixed-income exposure and for duration positioning. Equity futures were also used for hedging purposes in our covered call strategy and to manage the Fund’s investment exposures. The use of credit default swap indices did not have a material effect on Fund performance during the annual period, while the use of futures on standalone basis had a positive effect on performance overall.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Asset allocation does not assure a profit or protect against loss. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investments in Equity-Linked Notes (ELNs) have the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their underlying equity. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund may be subject to counterparty risk that the issuer may default on its obligations under the ELN. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Multi-Asset Income Fund | Annual Report 2020	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2019 — April 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	931.10	1,020.39	4.32	4.52	0.90
Advisor Class	1,000.00	1,000.00	932.30	1,021.63	3.12	3.27	0.65
Class C	1,000.00	1,000.00	927.60	1,016.66	7.91	8.27	1.65
Institutional Class	1,000.00	1,000.00	933.40	1,021.68	3.08	3.22	0.64
Institutional 2 Class	1,000.00	1,000.00	933.50	1,021.78	2.98	3.12	0.62
Institutional 3 Class	1,000.00	1,000.00	933.70	1,022.08	2.69	2.82	0.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments
April 30, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 1.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Avant Loans Funding Trust(a)
Subordinated Series 2018-B Class B
07/15/2022	4.110%	280,000	282,587
Conn’s Receivables Funding LLC(a)
Series 2019-B Class B
06/17/2024	3.620%	300,000	276,406
Marlette Funding Trust(a)
Subordinated Series 2018-2A Class C
07/17/2028	4.370%	206,000	192,163
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/22/2029	7.768%	500,000	293,183
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	2.585%	500,000	456,267
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class B
04/15/2025	4.030%	500,000	487,249
Subordinated Series 2017-1A Class C
06/15/2023	5.800%	117,254	114,184
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	305,653	300,274
Total Asset-Backed Securities — Non-Agency (Cost $2,712,772)			2,402,313

Commercial Mortgage-Backed Securities - Non-Agency 1.7%

BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	300,000	245,829
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	3.535%	400,000	288,258
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	460,000	378,426
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	250,000	180,442
Hilton U.S.A. Trust(a),(c)
Series 2016-HHV Class F
11/05/2038	4.333%	100,000	72,276
Olympic Tower Mortgage Trust(a),(c)
Subordinated Series 2017-OT Class D
05/10/2039	4.077%	200,000	191,291
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust(a)
Series 2019-SFR3 Class F
09/17/2036	3.867%	300,000	247,476
Series 2020-SFR1 Class E
04/17/2037	3.032%	100,000	87,468
Subordinated Series 2019-SFR2 Class E
05/17/2036	4.142%	150,000	142,664
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% Floor 2.100% 02/15/2032	2.914%	250,000	200,748
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.750% Floor 0.750% 12/15/2034	1.564%	400,000	373,650
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $2,746,626)			2,408,528

Common Stocks 9.8%
Issuer	Shares	Value ($)
Communication Services 0.6%
Diversified Telecommunication Services 0.6%
AT&T, Inc.	9,000	274,230
BCE, Inc.	2,400	97,056
Verizon Communications, Inc.	6,800	390,660
Total		761,946
Media 0.0%
Comcast Corp., Class A	1,300	48,919
Total Communication Services		810,865
Consumer Discretionary 0.3%
Automobiles 0.0%
General Motors Co.	2,600	57,954
Hotels, Restaurants & Leisure 0.1%
Extended Stay America, Inc.	3,800	41,306
Las Vegas Sands Corp.	1,300	62,426
Total		103,732
Household Durables 0.0%
Newell Brands, Inc.	3,300	45,804
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	9

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Multiline Retail 0.1%
Target Corp.	1,000	109,740
Specialty Retail 0.1%
Home Depot, Inc. (The)	400	87,932
Total Consumer Discretionary		405,162
Consumer Staples 0.8%
Beverages 0.3%
Coca-Cola Co. (The)	3,700	169,793
PepsiCo, Inc.	1,900	251,351
Total		421,144
Food Products 0.1%
General Mills, Inc.	1,700	101,813
JM Smucker Co. (The)	500	57,455
Total		159,268
Household Products 0.2%
Kimberly-Clark Corp.	750	103,860
Procter & Gamble Co. (The)	1,400	165,018
Total		268,878
Tobacco 0.2%
Altria Group, Inc.	2,600	102,050
Philip Morris International, Inc.	2,600	193,960
Total		296,010
Total Consumer Staples		1,145,300
Energy 0.6%
Oil, Gas & Consumable Fuels 0.6%
BP PLC, ADR	7,700	183,260
Chevron Corp.	3,700	340,400
ConocoPhillips Co.	1,400	58,940
Valero Energy Corp.	1,400	88,690
Williams Companies, Inc. (The)	6,300	122,031
Total		793,321
Total Energy		793,321
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 0.9%
Banks 0.7%
Citigroup, Inc.	4,000	194,240
JPMorgan Chase & Co.	4,700	450,072
KeyCorp	4,800	55,920
Truist Financial Corp.	1,600	59,712
U.S. Bancorp	2,300	83,950
Wells Fargo & Co.	5,500	159,775
Total		1,003,669
Capital Markets 0.1%
Ares Capital Corp.	3,100	39,804
Morgan Stanley	2,500	98,575
Total		138,379
Insurance 0.1%
MetLife, Inc.	2,300	82,984
Principal Financial Group, Inc.	2,300	83,743
Total		166,727
Total Financials		1,308,775
Health Care 1.2%
Biotechnology 0.4%
AbbVie, Inc.	3,300	271,260
Amgen, Inc.	900	215,298
Gilead Sciences, Inc.	800	67,200
Total		553,758
Pharmaceuticals 0.8%
Bristol-Myers Squibb Co.	2,800	170,268
Eli Lilly and Co.	950	146,908
Johnson & Johnson	3,200	480,128
Merck & Co., Inc.	1,800	142,812
Pfizer, Inc.	3,900	149,604
Total		1,089,720
Total Health Care		1,643,478
Industrials 0.3%
Aerospace & Defense 0.0%
Lockheed Martin Corp.	200	77,812
Air Freight & Logistics 0.1%
United Parcel Service, Inc., Class B	1,100	104,126

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.0%
Eaton Corp. PLC	900	75,150
Machinery 0.1%
Caterpillar, Inc.	1,100	128,018
Road & Rail 0.1%
Union Pacific Corp.	650	103,864
Total Industrials		488,970
Information Technology 0.8%
Communications Equipment 0.2%
Cisco Systems, Inc.	6,800	288,184
Electronic Equipment, Instruments & Components 0.0%
Corning, Inc.	3,200	70,432
IT Services 0.1%
International Business Machines Corp.	1,700	213,452
Semiconductors & Semiconductor Equipment 0.3%
Broadcom, Inc.	900	244,458
Texas Instruments, Inc.	1,300	150,891
Total		395,349
Software 0.1%
NortonLifeLock, Inc.	4,300	91,461
Technology Hardware, Storage & Peripherals 0.1%
Seagate Technology PLC	1,000	49,950
Western Digital Corp.	2,200	101,376
Total		151,326
Total Information Technology		1,210,204
Materials 0.2%
Chemicals 0.1%
Dow, Inc.	2,500	91,725
Nutrien Ltd.	2,800	99,988
Total		191,713
Metals & Mining 0.1%
Steel Dynamics, Inc.	2,300	55,821
Total Materials		247,534
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 3.9%
Equity Real Estate Investment Trusts (REITS) 3.9%
Alexandria Real Estate Equities, Inc.	3,097	486,508
Americold Realty Trust	6,863	209,939
Armada Hoffler Properties, Inc.	2,413	23,189
Ashford Hospitality Trust, Inc.	5,369	4,415
Brandywine Realty Trust	3,493	38,982
Coresite Realty Corp.	766	92,832
Digital Realty Trust, Inc.	2,106	314,826
Diversified Healthcare Trust	2,330	7,246
Duke Realty Corp.	5,307	184,153
EastGroup Properties, Inc.	1,752	185,712
EPR Properties	3,067	90,231
Four Corners Property Trust, Inc.	10,096	226,049
Front Yard Residential Corp.	4,982	56,845
Gaming and Leisure Properties, Inc.	5,758	162,606
GEO Group, Inc. (The)	5,248	66,545
Getty Realty Corp.	8,032	218,149
Gladstone Commercial Corp.	2,091	33,038
Healthcare Trust of America, Inc., Class A	4,641	114,308
Healthpeak Properties, Inc.	9,519	248,827
Highwoods Properties, Inc.	5,424	210,505
Host Hotels & Resorts, Inc.	7,641	94,061
Industrial Logistics Properties Trust	2,072	38,726
Lexington Realty Trust	15,727	164,347
Life Storage, Inc.	1,822	159,589
Medical Properties Trust, Inc.	21,815	373,909
Mid-America Apartment Communities, Inc.	1,085	121,433
Office Properties Income Trust	1,931	52,909
One Liberty Properties, Inc.	3,170	49,832
Outfront Media, Inc.	1,960	30,752
Pebblebrook Hotel Trust	3,185	37,710
Physicians Realty Trust	5,861	90,377
Retail Properties of America, Inc., Class A	5,012	31,074
RLJ Lodging Trust	2,081	19,332
RPT Realty	11,056	75,402
Sabra Health Care REIT, Inc.	8,344	106,970
SITE Centers Corp.	15,821	95,875
Spirit Realty Capital, Inc.	3,075	94,587

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	11

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
STAG Industrial, Inc.	10,883	285,679
STORE Capital Corp.	4,651	93,346
Sun Communities, Inc.	1,439	193,402
UDR, Inc.	3,064	114,808
Ventas, Inc.	2,102	68,000
Washington Prime Group, Inc.	33,614	28,901
WP Carey, Inc.	2,259	148,597
Total		5,544,523
Total Real Estate		5,544,523
Utilities 0.2%
Electric Utilities 0.1%
Edison International	1,200	70,452
FirstEnergy Corp.	2,300	94,921
Total		165,373
Multi-Utilities 0.1%
Ameren Corp.	1,200	87,300
NiSource, Inc.	3,000	75,330
Total		162,630
Total Utilities		328,003
Total Common Stocks (Cost $15,057,280)		13,926,135

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.1%
AXA SA(a)
05/15/2021	7.250%	95,000	85,792
Total Convertible Bonds (Cost $92,856)			85,792

Convertible Preferred Stocks 0.6%
Issuer		Shares	Value ($)
Health Care 0.0%
Health Care Equipment & Supplies 0.0%
Danaher Corp.	4.750%	65	77,551
Total Health Care			77,551
Industrials 0.1%
Machinery 0.1%
Stanley Black & Decker, Inc.	5.250%	1,000	79,858
Total Industrials			79,858
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Crown Castle International Corp.	6.875%	70	98,623
Total Real Estate			98,623
Utilities 0.4%
Electric Utilities 0.2%
American Electric Power Co., Inc.	6.125%	3,200	163,807
NextEra Energy, Inc.	5.279%	1,800	77,742
Total			241,549
Multi-Utilities 0.2%
Dominion Energy, Inc.	7.250%	750	74,010
DTE Energy Co.	6.250%	3,600	150,037
Total			224,047
Water Utilities 0.0%
Essential Utilities, Inc.	6.000%	1,000	57,908
Total Utilities			523,504
Total Convertible Preferred Stocks (Cost $778,416)			779,536

Corporate Bonds & Notes 20.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
Bombardier, Inc.(a)
12/01/2024	7.500%	22,000	14,747
04/15/2027	7.875%	46,000	30,301
Moog, Inc.(a)
12/15/2027	4.250%	40,000	37,645
TransDigm, Inc.
07/15/2024	6.500%	46,000	42,534
05/15/2025	6.500%	85,000	77,691
06/15/2026	6.375%	145,000	124,881
03/15/2027	7.500%	34,000	30,975
TransDigm, Inc.(a)
12/15/2025	8.000%	68,000	70,754
03/15/2026	6.250%	269,000	264,375
11/15/2027	5.500%	138,000	116,448
Total			810,351
Automotive 0.2%
Delphi Technologies PLC(a)
10/01/2025	5.000%	37,000	34,589

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Co.
04/21/2023	8.500%	24,000	23,977
04/22/2025	9.000%	26,000	25,312
04/22/2030	9.625%	7,000	6,980
IAA Spinco, Inc.(a)
06/15/2027	5.500%	16,000	15,986
IHO Verwaltungs GmbH(a),(d)
09/15/2026	4.750%	33,000	28,707
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	100,000	85,674
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	29,000	29,163
05/15/2027	8.500%	45,000	38,120
Total			288,508
Banking 0.0%
Ally Financial, Inc.
11/01/2031	8.000%	34,000	41,598
Brokerage/Asset Managers/Exchanges 0.1%
Advisor Group Holdings, Inc.(a)
08/01/2027	10.750%	23,000	17,706
AG Issuer LLC(a)
03/01/2028	6.250%	22,000	19,349
NFP Corp.(a)
07/15/2025	6.875%	109,000	104,319
Total			141,374
Building Materials 0.4%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	86,000	86,449
01/15/2028	4.000%	101,000	96,311
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	149,000	131,464
11/15/2026	4.500%	46,000	43,927
Core & Main LP(a)
08/15/2025	6.125%	106,000	102,799
James Hardie International Finance DAC(a)
01/15/2025	4.750%	77,000	76,037
01/15/2028	5.000%	48,000	45,498
Total			582,485
Cable and Satellite 2.0%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	60,000	61,610
02/15/2026	5.750%	47,000	49,005
05/01/2026	5.500%	87,000	90,253
05/01/2027	5.125%	39,000	40,511
02/01/2028	5.000%	180,000	185,012
03/01/2030	4.750%	106,000	108,109
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2030	4.500%	207,000	209,765
CSC Holdings LLC(a)
10/15/2025	6.625%	148,000	154,861
10/15/2025	10.875%	62,000	67,032
05/15/2026	5.500%	84,000	87,297
02/01/2028	5.375%	62,000	64,305
02/01/2029	6.500%	247,000	269,996
01/15/2030	5.750%	50,000	51,989
DISH DBS Corp.
06/01/2021	6.750%	66,000	66,110
11/15/2024	5.875%	21,000	20,223
07/01/2026	7.750%	193,000	190,105
Intelsat Jackson Holdings SA(e)
08/01/2023	0.000%	55,000	29,928
Intelsat Jackson Holdings SA(a),(e)
10/15/2024	0.000%	47,000	27,241
Intelsat Luxembourg SA(e)
06/01/2023	0.000%	66,000	5,574
Quebecor Media, Inc.
01/15/2023	5.750%	40,000	42,144
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	23,000	22,771
02/15/2025	6.625%	64,000	63,717
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	35,000	35,714
04/15/2025	5.375%	82,000	84,534
07/15/2026	5.375%	57,000	59,267
08/01/2027	5.000%	6,000	6,152
Viasat, Inc.(a)
04/15/2027	5.625%	27,000	26,724
Videotron Ltd.
07/15/2022	5.000%	55,000	56,878
Virgin Media Finance PLC(a)
10/15/2024	6.000%	284,000	287,739
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	30,000	31,360
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	26,000	25,786
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	87,000	88,616
Ziggo BV(a)
01/15/2027	5.500%	164,000	166,982
Total			2,777,310
Chemicals 1.0%
Alpha 2 BV(a),(d)
06/01/2023	8.750%	71,000	67,172
Angus Chemical Co.(a)
02/15/2023	8.750%	74,000	72,916

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	96,000	91,842
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	64,000	65,008
Braskem Netherlands Finance BV(a)
01/31/2050	5.875%	200,000	152,833
CF Industries, Inc.
03/15/2034	5.150%	23,000	24,026
03/15/2044	5.375%	11,000	11,386
Chemours Co. (The)
05/15/2023	6.625%	16,000	15,178
05/15/2025	7.000%	32,000	30,091
05/15/2027	5.375%	15,000	12,712
INEOS Group Holdings SA(a)
08/01/2024	5.625%	95,000	92,151
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	61,000	58,647
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	189,000	187,670
PQ Corp.(a)
11/15/2022	6.750%	165,000	166,239
12/15/2025	5.750%	80,000	79,320
SPCM SA(a)
09/15/2025	4.875%	44,000	44,716
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	143,000	133,957
WR Grace & Co.(a)
10/01/2021	5.125%	60,000	60,365
Total			1,366,229
Construction Machinery 0.3%
H&E Equipment Services, Inc.
09/01/2025	5.625%	75,000	71,430
Herc Holdings, Inc.(a)
07/15/2027	5.500%	69,000	65,402
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	80,000	80,800
United Rentals North America, Inc.
10/15/2025	4.625%	30,000	29,456
12/15/2026	6.500%	60,000	62,292
05/15/2027	5.500%	95,000	95,970
01/15/2028	4.875%	58,000	58,180
07/15/2030	4.000%	28,000	26,317
Total			489,847
Consumer Cyclical Services 0.4%
APX Group, Inc.
12/01/2022	7.875%	93,000	88,526
09/01/2023	7.625%	53,000	42,183
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
APX Group, Inc.(a)
11/01/2024	8.500%	116,000	106,393
ASGN, Inc.(a)
05/15/2028	4.625%	67,000	61,752
Expedia Group, Inc.(a),(f)
05/01/2025	6.250%	11,000	11,242
05/01/2025	7.000%	6,000	6,130
frontdoor, Inc.(a)
08/15/2026	6.750%	27,000	27,722
Match Group, Inc.
06/01/2024	6.375%	85,000	88,020
Match Group, Inc.(a)
12/15/2027	5.000%	4,000	4,183
02/15/2029	5.625%	12,000	12,565
Staples, Inc.(a)
04/15/2026	7.500%	21,000	16,424
04/15/2027	10.750%	16,000	8,959
Uber Technologies, Inc.(a)
11/01/2023	7.500%	60,000	60,155
Total			534,254
Consumer Products 0.4%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	103,000	107,197
01/15/2027	7.750%	61,000	64,822
Mattel, Inc.(a)
12/31/2025	6.750%	43,000	43,664
12/15/2027	5.875%	62,000	60,752
Mattel, Inc.
11/01/2041	5.450%	15,000	11,890
Prestige Brands, Inc.(a)
03/01/2024	6.375%	65,000	66,800
01/15/2028	5.125%	30,000	30,563
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	2,000	2,032
Spectrum Brands, Inc.
12/15/2024	6.125%	88,000	87,368
Valvoline, Inc.
08/15/2025	4.375%	59,000	59,578
Valvoline, Inc.(a)
02/15/2030	4.250%	47,000	45,725
Total			580,391
Diversified Manufacturing 0.3%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	21,000	21,570

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CFX Escrow Corp.(a)
02/15/2024	6.000%	18,000	18,282
02/15/2026	6.375%	22,000	22,739
Gates Global LLC/Co.(a)
01/15/2026	6.250%	162,000	147,302
MTS Systems Corp.(a)
08/15/2027	5.750%	16,000	15,027
Resideo Funding, Inc.(a)
11/01/2026	6.125%	83,000	72,665
SPX FLOW, Inc.(a)
08/15/2024	5.625%	13,000	13,101
08/15/2026	5.875%	48,000	48,845
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	33,000	33,073
TriMas Corp.(a)
10/15/2025	4.875%	9,000	8,810
Welbilt, Inc.
02/15/2024	9.500%	23,000	19,099
WESCO Distribution, Inc.
06/15/2024	5.375%	64,000	59,132
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	12,000	11,911
Total			491,556
Electric 0.9%
AES Corp. (The)
03/15/2023	4.500%	53,000	53,221
05/15/2026	6.000%	18,000	18,910
09/01/2027	5.125%	63,000	65,643
Calpine Corp.
02/01/2024	5.500%	66,000	66,040
Calpine Corp.(a)
06/01/2026	5.250%	46,000	46,967
02/15/2028	4.500%	67,000	65,039
03/15/2028	5.125%	84,000	81,896
Clearway Energy Operating LLC
10/15/2025	5.750%	91,000	94,244
09/15/2026	5.000%	42,000	42,334
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	45,000	45,832
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	44,000	44,424
09/15/2027	4.500%	122,000	125,128
NRG Energy, Inc.
05/15/2026	7.250%	16,000	17,204
01/15/2027	6.625%	109,000	116,359
01/15/2028	5.750%	11,000	11,871
NRG Energy, Inc.(a)
06/15/2029	5.250%	59,000	63,106
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	87,000	87,901
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	45,000	47,164
01/15/2030	4.750%	63,000	64,659
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	30,000	31,079
02/15/2027	5.625%	97,000	102,215
07/31/2027	5.000%	59,000	60,239
Total			1,351,475
Environmental 0.2%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	23,000	23,776
07/15/2029	5.125%	16,000	16,290
GFL Environmental, Inc.(a)
05/01/2022	5.625%	45,000	45,633
06/01/2025	4.250%	34,000	34,227
12/15/2026	5.125%	37,000	38,476
05/01/2027	8.500%	61,000	66,516
Hulk Finance Corp.(a)
06/01/2026	7.000%	27,000	28,421
Total			253,339
Finance Companies 0.5%
Global Aircraft Leasing Co., Ltd.(a),(d)
09/15/2024	6.500%	114,000	68,826
Navient Corp.
10/26/2020	5.000%	99,000	97,340
07/26/2021	6.625%	39,000	38,783
06/15/2022	6.500%	82,000	79,442
06/15/2026	6.750%	30,000	27,270
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	81,000	68,220
Quicken Loans, Inc.(a)
05/01/2025	5.750%	130,000	127,527
01/15/2028	5.250%	49,000	47,978
Springleaf Finance Corp.
03/15/2023	5.625%	42,000	39,622
03/15/2024	6.125%	58,000	54,337
03/15/2025	6.875%	54,000	51,054
03/15/2026	7.125%	14,000	13,057
Total			713,456
Food and Beverage 0.5%
Aramark Services, Inc.(a)
05/01/2025	6.375%	24,000	24,958
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	11,000	11,090

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	94,000	88,056
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	25,000	25,511
11/01/2026	4.875%	60,000	60,271
Performance Food Group, Inc.(a)
05/01/2025	6.875%	17,000	17,328
Pilgrim’s Pride Corp.(a)
03/15/2025	5.750%	47,000	47,472
Post Holdings, Inc.(a)
08/15/2026	5.000%	117,000	116,490
03/01/2027	5.750%	170,000	174,535
01/15/2028	5.625%	39,000	39,668
04/15/2030	4.625%	145,000	142,313
Total			747,692
Gaming 0.9%
Boyd Gaming Corp.
04/01/2026	6.375%	25,000	22,686
08/15/2026	6.000%	11,000	9,945
Boyd Gaming Corp.(a)
12/01/2027	4.750%	61,000	52,208
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	61,000	47,968
Eldorado Resorts, Inc.
04/01/2025	6.000%	71,000	69,685
09/15/2026	6.000%	47,000	47,205
International Game Technology PLC(a)
02/15/2022	6.250%	148,000	144,609
02/15/2025	6.500%	91,000	89,280
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	21,000	21,336
09/01/2026	4.500%	27,000	26,152
02/01/2027	5.750%	34,000	34,448
01/15/2028	4.500%	24,000	22,646
MGM Resorts International
03/15/2023	6.000%	92,000	89,236
Scientific Games International, Inc.(a)
10/15/2025	5.000%	108,000	94,257
03/15/2026	8.250%	99,000	75,086
05/15/2028	7.000%	29,000	20,920
11/15/2029	7.250%	29,000	20,740
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	43,000	44,551
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	51,000	47,741
02/15/2027	3.750%	71,000	65,983
12/01/2029	4.625%	40,000	37,224
08/15/2030	4.125%	71,000	64,625
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	67,000	59,469
Wynn Resorts Finance LLC/Capital Corp.(a)
04/15/2025	7.750%	16,000	16,377
Total			1,224,377
Health Care 1.3%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	32,000	30,760
02/15/2023	5.625%	33,000	31,586
03/01/2024	6.500%	39,000	37,326
Avantor, Inc.(a)
10/01/2025	9.000%	135,000	146,572
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	141,000	139,449
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	25,000	26,087
05/01/2028	4.250%	22,000	22,182
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	53,000	49,810
CHS/Community Health Systems, Inc.(a)
02/15/2025	6.625%	72,000	66,660
DaVita, Inc.
07/15/2024	5.125%	29,000	29,422
Encompass Health Corp.
02/01/2028	4.500%	27,000	27,243
HCA, Inc.
02/01/2025	5.375%	137,000	147,312
02/15/2026	5.875%	40,000	44,753
09/01/2028	5.625%	45,000	49,913
02/01/2029	5.875%	44,000	50,500
09/01/2030	3.500%	53,000	50,771
Hill-Rom Holdings, Inc.(a)
02/15/2025	5.000%	42,000	43,037
Hologic, Inc.(a)
10/15/2025	4.375%	15,000	15,157
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	60,000	53,500
Ortho-Clinical Diagnostics, Inc./SA(a)
02/01/2028	7.250%	20,000	18,205
Select Medical Corp.(a)
08/15/2026	6.250%	97,000	93,354
Teleflex, Inc.
06/01/2026	4.875%	12,000	12,219
Tenet Healthcare Corp.
04/01/2022	8.125%	27,000	27,220
06/15/2023	6.750%	26,000	25,961
07/15/2024	4.625%	87,000	85,987
05/01/2025	5.125%	71,000	66,687

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/01/2025	7.000%	87,000	81,444
Tenet Healthcare Corp.(a)
04/01/2025	7.500%	63,000	67,721
01/01/2026	4.875%	105,000	103,739
02/01/2027	6.250%	57,000	56,152
11/01/2027	5.125%	161,000	159,888
Total			1,860,617
Healthcare Insurance 0.4%
Centene Corp.(a)
04/01/2025	5.250%	98,000	101,565
06/01/2026	5.375%	133,000	140,935
12/15/2027	4.250%	120,000	125,534
12/15/2029	4.625%	156,000	170,749
02/15/2030	3.375%	95,000	95,703
Total			634,486
Home Construction 0.4%
Lennar Corp.
04/30/2024	4.500%	137,000	139,983
11/15/2024	5.875%	121,000	128,430
Meritage Homes Corp.
04/01/2022	7.000%	72,000	74,011
06/01/2025	6.000%	59,000	60,700
06/06/2027	5.125%	28,000	27,245
Shea Homes LP/Funding Corp.(a)
02/15/2028	4.750%	35,000	30,214
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	46,000	41,695
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	24,000	23,171
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	30,000	29,658
Total			555,107
Independent Energy 0.7%
Callon Petroleum Co.
10/01/2024	6.125%	20,000	3,839
07/01/2026	6.375%	181,000	29,262
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	8,000	1,646
Centennial Resource Production LLC(a)
01/15/2026	5.375%	54,000	16,197
04/01/2027	6.875%	71,000	21,055
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	155,000	125,410
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	72,000	64,191
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	76,000	41,972
11/01/2028	6.250%	59,000	30,603
Jagged Peak Energy LLC
05/01/2026	5.875%	76,000	65,619
Matador Resources Co.
09/15/2026	5.875%	159,000	80,029
Parsley Energy LLC/Finance Corp.(a)
10/15/2027	5.625%	101,000	86,663
02/15/2028	4.125%	58,000	47,063
PDC Energy, Inc.
09/15/2024	6.125%	46,000	36,429
05/15/2026	5.750%	17,000	13,134
QEP Resources, Inc.
03/01/2026	5.625%	63,000	19,824
Range Resources Corp.
08/15/2022	5.000%	52,000	48,166
SM Energy Co.
06/01/2025	5.625%	19,000	5,404
09/15/2026	6.750%	107,000	29,042
01/15/2027	6.625%	77,000	21,019
WPX Energy, Inc.
09/15/2024	5.250%	80,000	71,883
01/15/2030	4.500%	226,000	185,189
Total			1,043,639
Leisure 0.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	61,000	61,000
Cinemark USA, Inc.(a)
05/01/2025	8.750%	44,000	44,672
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	45,000	39,993
03/15/2026	5.625%	24,000	21,198
10/15/2027	4.750%	43,000	36,389
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	31,000	32,308
Vail Resorts, Inc.(a),(f)
05/15/2025	6.250%	14,000	14,417
Viking Cruises Ltd.(a)
09/15/2027	5.875%	110,000	73,935
VOC Escrow Ltd.(a)
02/15/2028	5.000%	17,000	13,392
Total			337,304

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	31,000	30,974
05/01/2028	5.750%	34,000	34,233
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	64,000	63,233
Total			128,440
Media and Entertainment 1.0%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	165,000	137,209
08/15/2027	5.125%	90,000	84,650
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	62,000	47,135
08/15/2027	6.625%	47,000	25,782
iHeartCommunications, Inc.
05/01/2026	6.375%	34,638	32,825
05/01/2027	8.375%	149,423	123,998
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	26,000	23,790
01/15/2028	4.750%	53,000	46,224
Lamar Media Corp.(a)
02/15/2028	3.750%	31,000	28,537
02/15/2030	4.000%	12,000	11,066
Netflix, Inc.
02/15/2025	5.875%	49,000	53,827
04/15/2028	4.875%	177,000	188,493
11/15/2028	5.875%	77,000	87,168
05/15/2029	6.375%	32,000	37,553
Netflix, Inc.(a)
11/15/2029	5.375%	92,000	101,616
06/15/2030	4.875%	68,000	72,562
Outfront Media Capital LLC/Corp.
02/15/2024	5.625%	72,000	72,310
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	21,000	20,072
03/15/2030	4.625%	79,000	72,871
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	26,000	22,139
TEGNA, Inc.(a)
09/15/2029	5.000%	68,000	60,608
Twitter, Inc.(a)
12/15/2027	3.875%	45,000	44,921
Total			1,395,356
Metals and Mining 0.8%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	75,000	75,676
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	99,000	92,803
Constellium NV(a)
03/01/2025	6.625%	83,000	80,776
02/15/2026	5.875%	206,000	196,106
Freeport-McMoRan, Inc.
11/14/2024	4.550%	44,000	44,103
09/01/2029	5.250%	77,000	76,092
03/15/2043	5.450%	170,000	155,942
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	44,000	40,545
01/15/2025	7.625%	169,000	154,108
Novelis Corp.(a)
09/30/2026	5.875%	175,000	170,292
01/30/2030	4.750%	94,000	83,275
Total			1,169,718
Midstream 0.9%
Cheniere Energy Partners LP
10/01/2026	5.625%	83,000	79,736
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	113,000	104,303
DCP Midstream Operating LP
03/15/2023	3.875%	25,000	20,539
05/15/2029	5.125%	121,000	90,060
04/01/2044	5.600%	41,000	22,143
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	55,000	52,669
Genesis Energy LP/Finance Corp.
10/01/2025	6.500%	9,000	7,605
02/01/2028	7.750%	37,000	31,553
Holly Energy Partners LP/Finance Corp.(a)
02/01/2028	5.000%	78,000	70,780
NuStar Logistics LP
06/01/2026	6.000%	40,000	36,108
04/28/2027	5.625%	64,000	57,600
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	113,000	87,279
Sunoco LP/Finance Corp.
01/15/2023	4.875%	32,000	31,323
02/15/2026	5.500%	75,000	72,000
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	14,000	10,532
03/01/2027	6.000%	36,000	23,685
01/15/2028	5.500%	66,000	44,617
Targa Resources Partners LP/Finance Corp.
11/15/2023	4.250%	32,000	29,083
02/01/2027	5.375%	51,000	43,361
01/15/2028	5.000%	158,000	132,861
01/15/2029	6.875%	25,000	22,942

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	134,000	114,142
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	95,000	75,627
Total			1,260,548
Oil Field Services 0.2%
Apergy Corp.
05/01/2026	6.375%	64,000	52,489
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	55,000	41,461
Nabors Industries Ltd.(a)
01/15/2026	7.250%	37,000	13,935
01/15/2028	7.500%	29,000	11,582
Nabors Industries, Inc.
02/01/2025	5.750%	107,000	24,397
SESI LLC
09/15/2024	7.750%	29,000	5,977
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	20,040	15,297
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	15,865	12,858
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	25,000	19,446
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	68,000	51,680
Transocean, Inc.(a)
02/01/2027	8.000%	32,000	12,731
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	51,000	42,048
Total			303,901
Packaging 0.6%
ARD Finance SA(a),(d)
06/30/2027	6.500%	30,000	28,073
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	92,000	92,171
08/15/2027	5.250%	124,000	120,372
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	33,000	33,748
Berry Global, Inc.
05/15/2022	5.500%	57,000	57,002
10/15/2022	6.000%	29,000	29,128
07/15/2023	5.125%	116,000	116,674
Berry Global, Inc.(a)
02/15/2026	4.500%	18,000	17,793
BWAY Holding Co.(a)
04/15/2024	5.500%	107,000	98,764
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	48,000	46,460
Novolex(a)
01/15/2025	6.875%	23,000	22,319
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	99,000	99,351
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	80,000	82,311
08/15/2027	8.500%	49,000	51,275
Total			895,441
Pharmaceuticals 0.7%
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	48,000	50,036
04/15/2025	6.125%	285,000	288,554
11/01/2025	5.500%	69,000	71,684
04/01/2026	9.250%	49,000	54,262
01/31/2027	8.500%	63,000	69,419
01/30/2028	5.000%	43,000	41,408
01/30/2030	5.250%	42,000	41,507
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	45,000	45,896
07/15/2027	5.000%	17,000	17,354
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	67,000	50,237
Endo Dac/Finance LLC/Finco, Inc.(a),(g)
02/01/2025	6.000%	55,000	39,359
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	116,000	118,411
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	72,000	73,276
Total			961,403
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	107,000	106,725
HUB International Ltd.(a)
05/01/2026	7.000%	99,000	98,559
USI, Inc.(a)
05/01/2025	6.875%	30,000	29,868
Total			235,152
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	138,000	138,156
04/15/2025	5.750%	22,000	23,183
10/15/2025	5.000%	50,000	50,194
01/15/2028	3.875%	34,000	32,947

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IRB Holding Corp.(a)
02/15/2026	6.750%	199,000	165,885
Yum! Brands, Inc.(a)
04/01/2025	7.750%	10,000	10,918
Total			421,283
Retailers 0.4%
Asbury Automotive Group, Inc.(a)
03/01/2028	4.500%	6,000	5,033
03/01/2030	4.750%	7,000	5,858
Burlington Coat Factory Warehouse Corp.(a)
04/15/2025	6.250%	11,000	11,189
Cencosud SA(a)
02/12/2045	6.625%	200,000	202,222
Hanesbrands, Inc.(a)
05/15/2024	4.625%	27,000	27,021
05/15/2026	4.875%	27,000	27,207
L Brands, Inc.
06/15/2029	7.500%	32,000	23,600
11/01/2035	6.875%	62,000	45,930
PetSmart, Inc.(a)
03/15/2023	7.125%	120,000	114,878
06/01/2025	5.875%	94,000	94,664
Total			557,602
Supermarkets 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	44,000	45,262
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	35,000	38,292
02/15/2028	5.875%	71,000	74,238
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	78,000	78,711
02/15/2030	4.875%	35,000	35,507
Total			272,010
Technology 1.2%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	58,000	43,098
Ascend Learning LLC(a)
08/01/2025	6.875%	51,000	50,627
08/01/2025	6.875%	47,000	46,487
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	16,000	14,356
Camelot Finance SA(a)
11/01/2026	4.500%	45,000	44,950
CDK Global, Inc.
06/01/2027	4.875%	45,000	44,873
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Finance LLC(a)
03/01/2027	8.250%	12,000	11,512
CommScope Technologies LLC(a)
06/15/2025	6.000%	72,000	64,121
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	20,000	20,166
Gartner, Inc.(a)
04/01/2025	5.125%	132,000	136,099
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	71,000	74,719
Iron Mountain, Inc.
08/15/2024	5.750%	96,000	94,722
NCR Corp.
07/15/2022	5.000%	44,000	43,871
12/15/2023	6.375%	98,000	99,645
NCR Corp.(a)
04/15/2025	8.125%	45,000	47,713
09/01/2027	5.750%	44,000	44,091
09/01/2029	6.125%	58,000	57,904
Plantronics, Inc.(a)
05/31/2023	5.500%	101,000	81,038
PTC, Inc.
05/15/2024	6.000%	72,000	74,196
PTC, Inc.(a)
02/15/2025	3.625%	16,000	15,773
02/15/2028	4.000%	23,000	22,525
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	110,000	110,706
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	9,000	9,601
11/15/2026	8.250%	115,000	127,607
Sabre GLBL, Inc.(a)
04/15/2025	9.250%	12,000	12,671
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	21,000	20,669
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	42,000	41,785
Tempo Acquisition LLC/Finance Corp.(a),(f)
06/01/2025	5.750%	34,000	34,000
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	18,000	17,443
VeriSign, Inc.
05/01/2023	4.625%	104,000	104,597
Verscend Escrow Corp.(a)
08/15/2026	9.750%	84,000	87,495
Total			1,699,060

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	81,000	48,323
Hertz Corp. (The)(a)
06/01/2022	7.625%	54,000	20,543
10/15/2024	5.500%	39,000	8,134
08/01/2026	7.125%	51,000	11,023
01/15/2028	6.000%	160,000	27,743
XPO Logistics, Inc.(a)
06/15/2022	6.500%	42,000	42,167
Total			157,933
Wireless 1.3%
Altice France Holding SA(a)
02/15/2028	6.000%	165,000	150,456
Altice France SA(a)
05/01/2026	7.375%	229,000	239,456
02/01/2027	8.125%	58,000	62,497
01/15/2028	5.500%	88,000	88,680
Bharti Airtel Ltd.(a)
06/10/2025	4.375%	200,000	199,399
SBA Communications Corp.
09/01/2024	4.875%	226,000	232,983
SBA Communications Corp.(a)
02/15/2027	3.875%	55,000	56,135
Sprint Capital Corp.
03/15/2032	8.750%	34,000	47,784
Sprint Corp.
06/15/2024	7.125%	242,000	271,486
02/15/2025	7.625%	53,000	60,952
03/01/2026	7.625%	59,000	69,791
T-Mobile U.S.A., Inc.
03/01/2025	6.375%	87,000	89,684
01/15/2026	6.500%	145,000	153,079
02/01/2026	4.500%	50,000	51,541
02/01/2028	4.750%	62,000	65,116
Total			1,839,039
Wirelines 0.5%
CenturyLink, Inc.
03/15/2022	5.800%	86,000	88,168
04/01/2025	5.625%	189,000	190,082
CenturyLink, Inc.(a)
12/15/2026	5.125%	129,000	123,441
02/15/2027	4.000%	35,000	34,249
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	95,000	92,246
03/01/2028	6.125%	89,000	83,862
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telecom Italia Capital SA
09/30/2034	6.000%	30,000	31,207
Total			643,255
Total Corporate Bonds & Notes (Cost $30,787,836)			28,765,536

Equity-Linked Notes 19.5%
Issuer	Coupon Rate	Shares	Value ($)
Bank of Montreal(a),(h)
(linked to a basket of common stocks)
08/05/2020	12.348%	5,489	4,375,112
BNP Paribas Issuance BV(h)
(linked to a basket of common stocks)
09/10/2021	18.160%	5,410	5,000,974
Credit Suisse AG(a),(h)
(linked to a basket of common stocks)
05/12/2020	12.650%	5,269	4,376,827
HSBC Bank USA NA(a),(h)
(linked to a basket of common stocks)
07/17/2020	11.710%	5,454	4,589,792
Royal Bank of Canada(a),(h)
(linked to a basket of common stocks)
10/06/2020	22.200%	4,548	4,854,459
UBS AG(a),(h)
(linked to a basket of common stocks)
06/15/2020	12.360%	5,300	4,545,210
Total Equity-Linked Notes (Cost $31,470,000)			27,742,374

Exchange-Traded Equity Funds 2.4%
	Shares	Value ($)
Preferred Stock 2.4%
iShares US Preferred Stock ETF	98,656	3,418,430
Total Exchange-Traded Equity Funds (Cost $3,669,866)		3,418,430

Exchange-Traded Fixed Income Funds 12.4%

Convertible 2.5%
SPDR Bloomberg Barclays Convertible Securities ETF	68,240	3,632,415
Floating Rate 7.4%
SPDR Blackstone/GSO Senior Loan ETF	250,639	10,469,191

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
April 30, 2020
Exchange-Traded Fixed Income Funds (continued)
	Shares	Value ($)
Investment Grade 2.5%
SPDR Portfolio Long Term Corporate Bond ETF	118,202	3,602,797
Total Exchange-Traded Fixed Income Funds (Cost $18,357,880)		17,704,403

Foreign Government Obligations(i) 11.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angola 0.1%
Angolan Government International Bond(a)
05/08/2048	9.375%	200,000	85,781
Argentina 0.0%
Argentine Republic Government International Bond
01/11/2028	5.875%	42,000	10,569
Belarus 0.2%
Republic of Belarus International Bond(a)
02/28/2030	6.200%	300,000	270,307
Brazil 0.6%
Brazilian Government International Bond
04/07/2026	6.000%	400,000	438,511
01/07/2041	5.625%	250,000	248,936
02/21/2047	5.625%	200,000	200,630
Total			888,077
Canada 0.1%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	14,000	11,918
06/01/2027	5.250%	70,000	55,990
Total			67,908
China 0.4%
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%	200,000	217,851
Syngenta Finance NV(a)
04/24/2028	5.182%	400,000	411,845
Total			629,696
Colombia 0.4%
Colombia Government International Bond
01/30/2030	3.000%	400,000	362,699
Ecopetrol SA
04/29/2030	6.875%	200,000	204,738
Total			567,437
Croatia 0.3%
Hrvatska Elektroprivreda(a)
10/23/2022	5.875%	400,000	430,689
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominican Republic 0.6%
Dominican Republic International Bond(a)
01/29/2026	6.875%	400,000	384,274
04/20/2027	8.625%	300,000	305,184
01/30/2030	4.500%	150,000	124,235
Total			813,693
Egypt 0.1%
Egypt Government International Bond(a)
02/21/2048	7.903%	200,000	172,717
El Salvador 0.1%
El Salvador Government International Bond(a)
04/10/2032	8.250%	115,000	93,866
Ghana 0.1%
Ghana Government International Bond(a)
02/11/2027	6.375%	200,000	154,750
Guatemala 0.2%
Guatemala Government Bond(a)
04/24/2032	5.375%	200,000	206,498
Honduras 0.1%
Honduras Government International Bond(a)
03/15/2024	7.500%	200,000	192,130
Hungary 0.1%
MFB Magyar Fejlesztesi Bank Zrt.(a)
10/21/2020	6.250%	200,000	204,166
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%	200,000	183,408
Indonesia 1.4%
Indonesia Government International Bond(a)
01/08/2027	4.350%	200,000	211,600
Pertamina Persero PT(a)
05/03/2022	4.875%	200,000	204,672
01/21/2050	4.175%	500,000	423,664
PT Indonesia Asahan Aluminium Persero(a)
11/15/2048	6.757%	400,000	434,661
PT Pertamina Persero(a)
08/25/2030	3.100%	200,000	185,693
PT Perusahaan Listrik Negara(a)
05/21/2028	5.450%	200,000	216,443
02/05/2030	3.375%	200,000	188,486
Saka Energi Indonesia PT(a)
05/05/2024	4.450%	200,000	173,000
Total			2,038,219

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ivory Coast 0.1%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	200,000	172,902
Kazakhstan 0.3%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	400,000	396,000
Malaysia 0.3%
Petronas Capital Ltd.(a)
04/21/2030	3.500%	200,000	208,861
04/21/2050	4.550%	200,000	218,336
Total			427,197
Mexico 0.8%
Petroleos Mexicanos(a)
01/23/2030	6.840%	600,000	469,765
01/28/2031	5.950%	200,000	145,213
01/23/2050	7.690%	445,000	326,310
01/23/2050	7.690%	325,000	238,316
Total			1,179,604
Netherlands 0.0%
Petrobras Global Finance BV
02/01/2029	5.750%	25,000	23,785
Nigeria 0.1%
Nigeria Government International Bond(a)
02/16/2032	7.875%	200,000	151,773
Panama 0.1%
Panama Government International Bond
01/23/2030	3.160%	200,000	204,551
Paraguay 0.1%
Paraguay Government International Bond(a)
03/30/2050	5.400%	200,000	196,190
Philippines 0.3%
Philippine Government International Bond
02/01/2028	3.000%	400,000	422,507
Qatar 0.8%
Qatar Government International Bond(a)
03/14/2029	4.000%	600,000	665,977
04/16/2030	3.750%	200,000	218,275
03/14/2049	4.817%	200,000	240,741
Total			1,124,993
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Russian Federation 0.6%
Russian Foreign Bond - Eurobond(a)
04/04/2022	4.500%	400,000	421,031
05/27/2026	4.750%	200,000	221,689
03/21/2029	4.375%	200,000	220,554
Total			863,274
Saudi Arabia 0.4%
Saudi Government International Bond(a)
01/21/2055	3.750%	625,000	570,954
South Africa 0.3%
Eskom Holdings SOC Ltd.(a)
01/26/2021	5.750%	200,000	179,246
Republic of South Africa Government International Bond
06/22/2030	5.875%	300,000	276,152
Total			455,398
Sri Lanka 0.1%
Sri Lanka Government International Bond(a)
03/28/2030	7.550%	200,000	113,290
Turkey 1.2%
Export Credit Bank of Turkey(a)
09/23/2021	5.000%	300,000	299,291
Turkey Government International Bond
03/22/2024	5.750%	200,000	192,986
11/14/2024	5.600%	200,000	190,502
02/05/2025	7.375%	200,000	203,534
04/14/2026	4.250%	200,000	172,535
03/25/2027	6.000%	200,000	183,979
02/17/2028	5.125%	500,000	433,686
Total			1,676,513
Ukraine 0.3%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
11/08/2026	7.625%	200,000	169,122
Ukraine Government International Bond(a)
09/01/2026	7.750%	220,000	203,499
Total			372,621
United Arab Emirates 0.4%
Abu Dhabi Government International Bond(a)
09/30/2049	3.125%	300,000	287,817
04/16/2050	3.875%	200,000	213,070
Total			500,887

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
April 30, 2020
Foreign Government Obligations(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venezuela 0.0%
Petroleos de Venezuela SA(a),(e)
05/16/2024	0.000%	1,329,556	49,858
11/15/2026	0.000%	120,724	4,527
Total			54,385
Virgin Islands 0.2%
Sinopec Group Overseas Development 2017 Ltd.(a)
09/13/2027	3.250%	200,000	211,763
Total Foreign Government Obligations (Cost $17,708,099)			16,128,498

Residential Mortgage-Backed Securities - Agency 0.6%

Federal Home Loan Mortgage Corp.(j)
CMO Series 4121 Class IA
01/15/2041	3.500%	974,860	54,616
Federal National Mortgage Association(j)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	140,376	4,742
Federal National Mortgage Association(b),(j)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	5.413%	1,039,339	237,206
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	5.663%	658,952	139,243
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	5.563%	219,335	45,027
Government National Mortgage Association(b),(j)
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	5.482%	705,616	167,862
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	5.482%	403,143	96,048
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	5.432%	418,806	84,016
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	5.482%	194,043	42,001
Total Residential Mortgage-Backed Securities - Agency (Cost $751,506)			870,761

Residential Mortgage-Backed Securities - Non-Agency 7.3%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	83,564	83,140
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	500,000	464,628
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	2.087%	350,000	306,171
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	2.087%	200,000	174,919
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	3.237%	300,000	253,229
CIM Trust(a)
CMO Series 2017-8 Class A1
12/25/2065	3.000%	284,804	276,839
CIM Trust(a),(c)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	371,345	372,363
Citigroup Mortgage Loan Trust, Inc.(a),(c)
CMO Series 2013-11 Class 3A3
09/25/2034	4.141%	30,262	30,173
CMO Series 2014-C Class A
02/25/2054	3.250%	305,199	288,981
Citigroup Mortgage Loan Trust, Inc.(a),(j)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	1,560,129	19,296
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	2.637%	339,751	295,401
CSMC Trust(a)
CMO Series 2018-RPL7 Class A1
08/26/2058	4.000%	441,451	419,004
Deephaven Residential Mortgage Trust(a),(c)
Subordinated CMO Series 2018-4A Class B1
10/25/2058	5.535%	200,000	182,503

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	300,000	271,870
FMC GMSR Issuer Trust(a),(c)
CMO Series 2019-GT1 Class B
05/25/2024	5.660%	500,000	353,761
GCAT LLC(a)
CMO Series 2019-NQM1 Class M1
02/25/2059	3.849%	400,000	365,473
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2019-2 Class A3
09/25/2059	3.007%	149,220	142,452
Legacy Mortgage Asset Trust(a),(k)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	500,000	472,573
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	270,380	261,173
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	141,773	142,691
OMSR(a),(k),(l)
CMO Series 2019-PLS1 Class A
11/25/2024	5.069%	422,888	370,154
PMT Credit Risk Transfer Trust(a),(b),(k),(l)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	2.438%	338,635	297,165
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.337%	450,000	376,637
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	3.137%	650,000	538,264
Preston Ridge Partners Mortgage LLC(a),(c)
CMO Series 2019-1A Class A1
01/25/2024	4.500%	358,118	340,321
PRPM LLC(a),(c)
CMO Series 2019-3A Class A1
07/25/2024	3.351%	442,287	400,393
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	2.437%	202,623	195,001
RBSSP Resecuritization Trust(a),(c)
CMO Series 2010-1 Class 3A2
08/26/2035	4.621%	106,292	102,498
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Mortgage Loan Trust(a),(c)
Subordinated CMO Series 2020-1 Class B1
02/25/2024	3.946%	400,000	339,954
SG Residential Mortgage Trust(a),(c)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	400,000	333,894
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2018-1 Class A1
08/25/2021	4.336%	1,000,000	897,414
CMO Series 2019-1 Class A1
03/25/2022	4.458%	500,000	447,499
Vericrest Opportunity Loan Transferee LXXXVIII LLC(a),(c)
CMO Series 2020-NPL4 Class A1
03/25/2050	2.981%	242,840	218,340
Verus Securitization Trust(a),(c)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	400,000	331,979
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $11,357,352)			10,366,153

Senior Loans 0.3%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.1%
Ellie Mae, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 04/17/2026	5.200%	84,575	79,606
Food and Beverage 0.1%
8th Avenue Food & Provisions, Inc.(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 10/01/2025	4.329%	56,719	54,136
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	8.579%	15,270	13,921
BellRing Brands LLC(b),(m)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/21/2024	6.000%	53,325	52,592
Froneri International Ltd.(b),(m)
2nd Lien Term Loan
1-month USD LIBOR + 5.750% 01/31/2028	6.154%	12,000	11,310
Total			131,959

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
April 30, 2020
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.0%
Big River Steel LLC(b),(m)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.450%	77,459	67,002
Technology 0.1%
Ascend Learning LLC(b),(m)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.000%	27,667	25,827
Informatica LLC(m)
2nd Lien Term Loan
02/25/2025	7.125%	31,000	29,295
Project Alpha Intermediate Holding, Inc.(b),(m)
Term Loan
3-month USD LIBOR + 4.250% 04/26/2024	6.130%	49,787	47,297
Ultimate Software Group, Inc. (The)(b),(m)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	4.154%	36,815	35,050
Total			137,469
Total Senior Loans (Cost $441,492)			416,036

Treasury Bills 0.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Argentina 0.0%
Argentina Treasury Bill(e),(n)
08/31/2020	0.000%	246,500	61,625
Total Treasury Bills (Cost $243,720)			61,625

U.S. Treasury Obligations 3.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2038	4.375%	21,000	32,944
02/15/2039	3.500%	236,000	338,402
11/15/2039	4.375%	256,000	407,840
02/15/2041	4.750%	23,000	38,582
08/15/2042	2.750%	527,000	685,347
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2043	2.875%	361,000	479,510
05/15/2044	3.375%	419,000	604,735
08/15/2044	3.125%	163,000	226,952
11/15/2044	3.000%	163,000	223,081
02/15/2045	2.500%	94,000	118,704
02/15/2046	2.500%	690,000	876,623
08/15/2046	2.250%	67,000	81,583
11/15/2046	2.875%	20,000	27,275
02/15/2047	3.000%	65,000	90,797
05/15/2047	3.000%	37,000	51,731
08/15/2047	2.750%	91,000	121,912
11/15/2047	2.750%	41,000	55,042
02/15/2048	3.000%	66,000	92,668
05/15/2048	3.125%	42,000	60,375
08/15/2048	3.000%	77,000	108,594
11/15/2048	3.375%	72,000	108,461
02/15/2049	3.000%	55,000	77,902
05/15/2049	2.875%	97,000	134,709
08/15/2049	2.250%	63,000	77,933
11/15/2049	2.375%	190,000	241,270
02/15/2050	2.000%	39,000	46,008
Total U.S. Treasury Obligations (Cost $4,318,782)			5,408,980

Money Market Funds 7.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.519%(o),(p)	9,934,974	9,936,961
Total Money Market Funds (Cost $9,932,999)		9,936,961
Total Investments in Securities (Cost: $150,427,482)		140,422,061
Other Assets & Liabilities, Net		1,905,212
Net Assets		142,327,273

At April 30, 2020, securities and/or cash totaling $991,620 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	58	06/2020	USD	8,065,625	448,469	—
U.S. Treasury 10-Year Note	108	06/2020	USD	15,018,750	—	(22,153)
U.S. Ultra Treasury Bond	36	06/2020	USD	8,092,125	846,206	—
Total					1,294,675	(22,153)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 33	Morgan Stanley	06/20/2025	1.000	Quarterly	USD	3,577,000	(19,461)	—	—	—	(19,461)
Markit CDX North America High Yield Index, Series 34	Morgan Stanley	06/20/2025	5.000	Quarterly	USD	1,497,000	1,950	—	—	1,950	—
Total							(17,511)	—	—	1,950	(19,461)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 34	Morgan Stanley	06/20/2025	1.000	Quarterly	0.872	USD	8,941,000	146,132	—	—	146,132	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2020, the total value of these securities amounted to $70,301,610, which represents 49.39% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2020.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2020.
(d)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2020, the total value of these securities amounted to $178,753, which represents 0.13% of total net assets.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2020.
(h)	By investing in the equity-linked note, the Fund gains exposure to the underlying investments that make up the custom basket without having to own the underlying investments directly. The components of the basket are available on the Columbia Multi-Asset Income Fund’s page of columbiathreadneedleus.com website.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(k)	Valuation based on significant unobservable inputs.
(l)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2020, the total value of these securities amounted to $667,319, which represents 0.47% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
April 30, 2020
Notes to Portfolio of Investments  (continued)
(m)	The stated interest rate represents the weighted average interest rate at April 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(n)	On August 29, 2019, the government of Argentina announced a delay in the repayment of short-term government debt at maturity and introduced an extended repayment schedule. The first of three scheduled payments, which represented 15% of the original par was received on September 27, 2019. On December 23, 2019 the government of Argentina announced a maturity extension with all remaining payments to be postponed to the final maturity of August 31, 2020.
(o)	The rate shown is the seven-day current annualized yield at April 30, 2020.
(p)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 0.519%
	8,171,584	100,508,556	(98,745,166)	9,934,974	(2,645)	3,962	228,269	9,936,961
Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Multi-Asset Income Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	2,402,313	—	2,402,313
Commercial Mortgage-Backed Securities - Non-Agency	—	2,408,528	—	2,408,528
Common Stocks
Communication Services	810,865	—	—	810,865
Consumer Discretionary	405,162	—	—	405,162
Consumer Staples	1,145,300	—	—	1,145,300
Energy	793,321	—	—	793,321
Financials	1,308,775	—	—	1,308,775
Health Care	1,643,478	—	—	1,643,478
Industrials	488,970	—	—	488,970
Information Technology	1,210,204	—	—	1,210,204
Materials	247,534	—	—	247,534
Real Estate	5,544,523	—	—	5,544,523
Utilities	328,003	—	—	328,003
Total Common Stocks	13,926,135	—	—	13,926,135
Convertible Bonds	—	85,792	—	85,792
Convertible Preferred Stocks
Health Care	—	77,551	—	77,551
Industrials	—	79,858	—	79,858
Real Estate	—	98,623	—	98,623
Utilities	—	523,504	—	523,504
Total Convertible Preferred Stocks	—	779,536	—	779,536
Corporate Bonds & Notes	—	28,765,536	—	28,765,536
Equity-Linked Notes	—	27,742,374	—	27,742,374
Exchange-Traded Equity Funds	3,418,430	—	—	3,418,430
Exchange-Traded Fixed Income Funds	17,704,403	—	—	17,704,403
Foreign Government Obligations	—	16,128,498	—	16,128,498
Residential Mortgage-Backed Securities - Agency	—	870,761	—	870,761
Residential Mortgage-Backed Securities - Non-Agency	—	9,226,261	1,139,892	10,366,153
Senior Loans	—	416,036	—	416,036
Treasury Bills	—	61,625	—	61,625
U.S. Treasury Obligations	5,408,980	—	—	5,408,980
Money Market Funds	9,936,961	—	—	9,936,961
Total Investments in Securities	50,394,909	88,887,260	1,139,892	140,422,061
Investments in Derivatives
Asset
Futures Contracts	1,294,675	—	—	1,294,675
Swap Contracts	—	148,082	—	148,082
Liability
Futures Contracts	(22,153)	—	—	(22,153)
Swap Contracts	—	(19,461)	—	(19,461)
Total	51,667,431	89,015,881	1,139,892	141,823,204
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
April 30, 2020
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Multi-Asset Income Fund | Annual Report 2020

Statement of Assets and Liabilities
April 30, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $140,494,483)	$130,485,100
Affiliated issuers (cost $9,932,999)	9,936,961
Cash	587
Margin deposits on:
Futures contracts	698,000
Swap contracts	293,620
Receivable for:
Investments sold	75,265
Investments sold on a delayed delivery basis	36,225
Capital shares sold	24,400
Dividends	34,533
Interest	985,130
Foreign tax reclaims	6,365
Variation margin for futures contracts	5,438
Variation margin for swap contracts	267,974
Expense reimbursement due from Investment Manager	1,279
Prepaid expenses	194
Trustees’ deferred compensation plan	22,540
Total assets	142,873,611
Liabilities
Payable for:
Investments purchased	307,330
Investments purchased on a delayed delivery basis	101,000
Capital shares purchased	22,437
Variation margin for futures contracts	76,590
Management services fees	2,573
Distribution and/or service fees	88
Transfer agent fees	857
Compensation of chief compliance officer	5
Other expenses	12,918
Trustees’ deferred compensation plan	22,540
Total liabilities	546,338
Net assets applicable to outstanding capital stock	$142,327,273
Represented by
Paid in capital	163,007,494
Total distributable earnings (loss)	(20,680,221)
Total - representing net assets applicable to outstanding capital stock	$142,327,273
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	31

Statement of Assets and Liabilities  (continued)
April 30, 2020
Class A
Net assets	$3,836,638
Shares outstanding	444,838
Net asset value per share	$8.62
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.05
Advisor Class
Net assets	$1,165,124
Shares outstanding	135,095
Net asset value per share	$8.62
Class C
Net assets	$2,269,707
Shares outstanding	263,158
Net asset value per share	$8.62
Institutional Class
Net assets	$2,336,570
Shares outstanding	270,832
Net asset value per share	$8.63
Institutional 2 Class
Net assets	$31,544
Shares outstanding	3,656
Net asset value per share	$8.63
Institutional 3 Class
Net assets	$132,687,690
Shares outstanding	15,416,468
Net asset value per share	$8.61
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Multi-Asset Income Fund | Annual Report 2020

Statement of Operations
Year Ended April 30, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$1,852,704
Dividends — affiliated issuers	228,269
Interest	7,591,997
Foreign taxes withheld	(7,126)
Total income	9,665,844
Expenses:
Management services fees	1,018,383
Distribution and/or service fees
Class A	10,189
Class C	15,323
Transfer agent fees
Class A	3,913
Advisor Class	895
Class C	1,476
Institutional Class	5,793
Institutional 2 Class	37
Institutional 3 Class	10,880
Compensation of board members	14,127
Custodian fees	55,199
Printing and postage fees	14,882
Registration fees	83,274
Audit fees	32,039
Legal fees	3,655
Compensation of chief compliance officer	58
Other	23,710
Total expenses	1,293,833
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(401,566)
Expense reduction	(4)
Total net expenses	892,263
Net investment income	8,773,581
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,024,748)
Investments — affiliated issuers	(2,645)
Foreign currency translations	6
Futures contracts	1,517,965
Swap contracts	(157,448)
Net realized loss	(2,666,870)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(11,398,667)
Investments — affiliated issuers	3,962
Foreign currency translations	9
Futures contracts	392,284
Swap contracts	128,621
Net change in unrealized appreciation (depreciation)	(10,873,791)
Net realized and unrealized loss	(13,540,661)
Net decrease in net assets resulting from operations	$(4,767,080)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	33

Statement of Changes in Net Assets
	Year Ended April 30, 2020	Year Ended April 30, 2019
Operations
Net investment income	$8,773,581	$8,770,459
Net realized loss	(2,666,870)	(6,992,006)
Net change in unrealized appreciation (depreciation)	(10,873,791)	5,546,517
Net increase (decrease) in net assets resulting from operations	(4,767,080)	7,324,970
Distributions to shareholders
Net investment income and net realized gains
Class A	(220,529)	(130,571)
Advisor Class	(51,958)	(38,945)
Class C	(70,219)	(64,441)
Institutional Class	(335,417)	(135,296)
Institutional 2 Class	(2,914)	(2,868)
Institutional 3 Class	(8,141,919)	(9,291,228)
Class T	—	(443)
Total distributions to shareholders	(8,822,956)	(9,663,792)
Increase in net assets from capital stock activity	9,193,188	13,771,117
Total increase (decrease) in net assets	(4,396,848)	11,432,295
Net assets at beginning of year	146,724,121	135,291,826
Net assets at end of year	$142,327,273	$146,724,121
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Multi-Asset Income Fund | Annual Report 2020

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2020		April 30, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	194,075	1,826,012	204,949	1,900,073
Distributions reinvested	23,341	216,891	13,771	128,179
Redemptions	(104,337)	(922,039)	(33,159)	(305,020)
Net increase	113,079	1,120,864	185,561	1,723,232
Advisor Class
Subscriptions	62,352	593,250	51,608	487,407
Distributions reinvested	5,462	50,421	4,109	38,299
Redemptions	(10,913)	(102,236)	(15,425)	(142,919)
Net increase	56,901	541,435	40,292	382,787
Class C
Subscriptions	185,991	1,752,696	60,580	569,057
Distributions reinvested	7,230	66,612	6,725	62,735
Redemptions	(42,345)	(387,097)	(61,755)	(571,400)
Net increase	150,876	1,432,211	5,550	60,392
Institutional Class
Subscriptions	482,505	4,524,737	238,385	2,216,780
Distributions reinvested	33,877	319,371	13,509	126,123
Redemptions	(654,328)	(5,144,476)	(7,640)	(70,785)
Net increase (decrease)	(137,946)	(300,368)	244,254	2,272,118
Institutional 2 Class
Subscriptions	8,703	85,001	9,310	85,960
Distributions reinvested	254	2,381	240	2,219
Redemptions	(11,716)	(102,994)	(4,135)	(37,236)
Net increase (decrease)	(2,759)	(15,612)	5,415	50,943
Institutional 3 Class
Distributions reinvested	878,588	8,141,369	995,478	9,290,578
Redemptions	(201,399)	(1,726,711)	—	—
Net increase	677,189	6,414,658	995,478	9,290,578
Class T
Redemptions	—	—	(1,000)	(8,933)
Net decrease	—	—	(1,000)	(8,933)
Total net increase	857,340	9,193,188	1,475,550	13,771,117
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 4/30/2020	$9.38	0.50	(0.75)	(0.25)	(0.51)	(0.51)
Year Ended 4/30/2019	$9.54	0.57	(0.11)	0.46	(0.62)	(0.62)
Year Ended 4/30/2018	$9.78	0.53	(0.31)	0.22	(0.46)	(0.46)
Year Ended 4/30/2017	$9.43	0.56	0.26	0.82	(0.47)	(0.47)
Year Ended 4/30/2016	$10.05	0.57	(0.65)	(0.08)	(0.54)	(0.54)
Advisor Class
Year Ended 4/30/2020	$9.38	0.53	(0.76)	(0.23)	(0.53)	(0.53)
Year Ended 4/30/2019	$9.54	0.59	(0.10)	0.49	(0.65)	(0.65)
Year Ended 4/30/2018	$9.78	0.56	(0.31)	0.25	(0.49)	(0.49)
Year Ended 4/30/2017	$9.43	0.61	0.23	0.84	(0.49)	(0.49)
Year Ended 4/30/2016	$10.05	0.56	(0.62)	(0.06)	(0.56)	(0.56)
Class C
Year Ended 4/30/2020	$9.38	0.44	(0.76)	(0.32)	(0.44)	(0.44)
Year Ended 4/30/2019	$9.54	0.49	(0.10)	0.39	(0.55)	(0.55)
Year Ended 4/30/2018	$9.78	0.46	(0.31)	0.15	(0.39)	(0.39)
Year Ended 4/30/2017	$9.43	0.49	0.26	0.75	(0.40)	(0.40)
Year Ended 4/30/2016	$10.05	0.48	(0.63)	(0.15)	(0.47)	(0.47)
Institutional Class
Year Ended 4/30/2020	$9.38	0.52	(0.74)	(0.22)	(0.53)	(0.53)
Year Ended 4/30/2019	$9.55	0.60	(0.12)	0.48	(0.65)	(0.65)
Year Ended 4/30/2018	$9.79	0.55	(0.30)	0.25	(0.49)	(0.49)
Year Ended 4/30/2017	$9.43	0.59	0.26	0.85	(0.49)	(0.49)
Year Ended 4/30/2016	$10.06	0.56	(0.63)	(0.07)	(0.56)	(0.56)
Institutional 2 Class
Year Ended 4/30/2020	$9.38	0.53	(0.75)	(0.22)	(0.53)	(0.53)
Year Ended 4/30/2019	$9.55	0.61	(0.13)	0.48	(0.65)	(0.65)
Year Ended 4/30/2018	$9.78	0.55	(0.29)	0.26	(0.49)	(0.49)
Year Ended 4/30/2017	$9.43	0.57	0.28	0.85	(0.50)	(0.50)
Year Ended 4/30/2016	$10.05	0.57	(0.63)	(0.06)	(0.56)	(0.56)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Multi-Asset Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2020	$8.62	(2.97%)	1.16%	0.90%(c)	5.39%	82%	$3,837
Year Ended 4/30/2019	$9.38	5.06%	1.23%	0.91%	6.17%	60%	$3,111
Year Ended 4/30/2018	$9.54	2.27%	1.24%	0.93%	5.41%	76%	$1,395
Year Ended 4/30/2017	$9.78	8.88%	1.27%	0.94%	5.83%	69%	$800
Year Ended 4/30/2016	$9.43	(0.62%)	1.34%	0.91%	6.15%	70%	$138
Advisor Class
Year Ended 4/30/2020	$8.62	(2.72%)	0.91%	0.65%(c)	5.71%	82%	$1,165
Year Ended 4/30/2019	$9.38	5.33%	0.98%	0.66%	6.37%	60%	$733
Year Ended 4/30/2018	$9.54	2.53%	0.99%	0.68%	5.74%	76%	$362
Year Ended 4/30/2017	$9.78	9.17%	1.05%	0.69%	6.57%	69%	$160
Year Ended 4/30/2016	$9.43	(0.36%)	1.10%	0.64%	5.99%	70%	$9
Class C
Year Ended 4/30/2020	$8.62	(3.70%)	1.91%	1.65%(c)	4.75%	82%	$2,270
Year Ended 4/30/2019	$9.38	4.28%	1.98%	1.66%	5.29%	60%	$1,053
Year Ended 4/30/2018	$9.54	1.51%	1.99%	1.68%	4.63%	76%	$1,019
Year Ended 4/30/2017	$9.78	8.07%	2.02%	1.69%	5.10%	69%	$668
Year Ended 4/30/2016	$9.43	(1.37%)	2.12%	1.65%	5.24%	70%	$101
Institutional Class
Year Ended 4/30/2020	$8.63	(2.61%)	0.90%	0.64%(c)	5.54%	82%	$2,337
Year Ended 4/30/2019	$9.38	5.21%	0.98%	0.66%	6.43%	60%	$3,834
Year Ended 4/30/2018	$9.55	2.53%	0.99%	0.68%	5.63%	76%	$1,571
Year Ended 4/30/2017	$9.79	9.27%	1.03%	0.69%	6.24%	69%	$1,383
Year Ended 4/30/2016	$9.43	(0.47%)	1.11%	0.65%	5.99%	70%	$313
Institutional 2 Class
Year Ended 4/30/2020	$8.63	(2.58%)	0.88%	0.62%	5.70%	82%	$32
Year Ended 4/30/2019	$9.38	5.26%	0.91%	0.60%	6.59%	60%	$60
Year Ended 4/30/2018	$9.55	2.68%	0.93%	0.64%	5.60%	76%	$10
Year Ended 4/30/2017	$9.78	9.22%	0.93%	0.64%	5.99%	69%	$13
Year Ended 4/30/2016	$9.43	(0.34%)	1.06%	0.60%	6.03%	70%	$9
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2020	$9.36	0.53	(0.74)	(0.21)	(0.54)	(0.54)
Year Ended 4/30/2019	$9.53	0.59	(0.10)	0.49	(0.66)	(0.66)
Year Ended 4/30/2018	$9.76	0.56	(0.29)	0.27	(0.50)	(0.50)
Year Ended 4/30/2017(d)	$9.78	0.11	(0.05)(e)	0.06	(0.08)	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Multi-Asset Income Fund | Annual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2020	$8.61	(2.52%)	0.82%	0.56%	5.72%	82%	$132,688
Year Ended 4/30/2019	$9.36	5.33%	0.85%	0.55%	6.35%	60%	$137,933
Year Ended 4/30/2018	$9.53	2.73%	0.87%	0.58%	5.70%	76%	$130,926
Year Ended 4/30/2017(d)	$9.76	0.66%	0.93%(f)	0.60%(f)	7.22%(f)	69%	$127,555
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2020	39

Notes to Financial Statements
April 30, 2020
Note 1. Organization
Columbia Multi-Asset Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
40	Columbia Multi-Asset Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging)
Columbia Multi-Asset Income Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
April 30, 2020
purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
42	Columbia Multi-Asset Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund
Columbia Multi-Asset Income Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
April 30, 2020
may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	148,082*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,294,675*
Total		1,442,757

44	Columbia Multi-Asset Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	19,461*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	22,153*
Total		41,614

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(157,448)	(157,448)
Equity risk	(1,919,918)	—	(1,919,918)
Interest rate risk	3,437,883	—	3,437,883
Total	1,517,965	(157,448)	1,360,517

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	128,621	128,621
Equity risk	(595,729)	—	(595,729)
Interest rate risk	988,013	—	988,013
Total	392,284	128,621	520,905
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	33,325,412
Credit default swap contracts — buy protection	177,702
Credit default swap contracts — sell protection	6,345,580

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2020.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Columbia Multi-Asset Income Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
April 30, 2020
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
46	Columbia Multi-Asset Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2020:
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	267,974
Total assets	267,974
Total financial and derivative net assets	267,974
Total collateral received (pledged) (b)	-
Net amount (c)	267,974

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Multi-Asset Income Fund | Annual Report 2020	47

Notes to Financial Statements  (continued)
April 30, 2020
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
48	Columbia Multi-Asset Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.51% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2020 was 0.66% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of April 30, 2020, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended April 30, 2020, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $302,400 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Multi-Asset Income Fund | Annual Report 2020	49

Notes to Financial Statements  (continued)
April 30, 2020
For the year ended April 30, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.09
Institutional 2 Class	0.07
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2020, these minimum account balance fees reduced total expenses of the Fund by $4.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	27,606
Class C	—	1.00(b)	281

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
50	Columbia Multi-Asset Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2019 through August 31, 2020	Prior to September 1, 2019
Class A	0.99%	0.99%
Advisor Class	0.74	0.74
Class C	1.74	1.74
Institutional Class	0.74	0.74
Institutional 2 Class	0.70	0.68
Institutional 3 Class	0.64	0.62
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, capital loss carryforward, deemed distributions, re-characterization of distributions for investments, principal and/or interest of fixed income securities, amortization/accretion on certain convertible securities, investments in partnerships, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(10,607)	10,608	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Multi-Asset Income Fund | Annual Report 2020	51

Notes to Financial Statements  (continued)
April 30, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2020			Year Ended April 30, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
8,822,956	—	8,822,956	9,663,792	—	9,663,792
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
595,339	—	(11,291,288)	(9,961,636)
At April 30, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
151,784,840	4,563,682	(14,525,318)	(9,961,636)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2020, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(11,291,288)	—	(11,291,288)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $123,392,581 and $114,438,793, respectively, for the year ended April 30, 2020, of which $504,270 and $387,954, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
52	Columbia Multi-Asset Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war, terrorism, natural disasters and disease pandemics) occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the
Columbia Multi-Asset Income Fund | Annual Report 2020	53

Notes to Financial Statements  (continued)
April 30, 2020
conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
54	Columbia Multi-Asset Income Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Shareholder concentration risk
At April 30, 2020, affiliated shareholders of record owned 93.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Multi-Asset Income Fund | Annual Report 2020	55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Multi-Asset Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Multi-Asset Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 22, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
56	Columbia Multi-Asset Income Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Qualified dividend income	Dividends received deduction
4.76%	4.24%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	68	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	68	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	68	None
Columbia Multi-Asset Income Fund | Annual Report 2020	57

TRUSTEES AND OFFICERS  (continued)

Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	68	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	68	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	68	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	68	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
58	Columbia Multi-Asset Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	68	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	68	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	171	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Multi-Asset Income Fund | Annual Report 2020	59

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
60	Columbia Multi-Asset Income Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Multi-Asset Income Fund | Annual Report 2020	61

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Columbia Multi-Asset Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN261_04_K01_(06/20)

Annual Report
April 30, 2020
Multi-Manager Directional Alternative Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Multi-Manager Directional Alternative Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Directional Alternative Strategies Fund  |  Annual Report 2020

Fund at a Glance
Investment objective
The Fund seeks capital appreciation.
Portfolio management
Boston Partners Global Investors, Inc
Joseph Feeney, Jr., CFA
Eric Connerly, CFA
AQR Capital Management, LLC
Michele Aghassi, Ph.D.
Andrea Frazzini, Ph.D.
Ronen Israel
Lars Nielsen
Wells Capital Management Incorporated
Harindra de Silva, CFA
Dennis Bein, CFA
David Krider, CFA
Average annual total returns (%) (for the period ended April 30, 2020)
	Inception	1 Year	Life
Institutional Class*	01/03/17	-10.81	-1.04
HFRX Equity Hedge Index		-6.00	0.35
Wilshire Liquid Alternative Equity Hedge Index		-5.21	0.66
MSCI World Index (Net)		-4.00	7.72
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from October 17, 2016 (the inception date of the Fund) through January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.
The Wilshire Liquid Alternative Equity Hedge Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index℠. Equity hedge investment strategies predominantly invest in long and short equities. The Wilshire Liquid Alternative Equity Hedge Index (WLIQAEH) is designed to provide a broad measure of the liquid alternative equity hedge market.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 17, 2016 — April 30, 2020)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Directional Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at April 30, 2020)
Common Stocks	148.3
Preferred Stocks	0.4
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	22.4
Total	171.1

(a)	Includes investments in Money Market Funds (amounting to $27.0 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at April 30, 2020)
Common Stocks	(70.8)
Preferred Stocks	(0.3)
Total	(71.1)
Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at April 30, 2020)
Communication Services	8.2
Consumer Discretionary	10.1
Consumer Staples	10.0
Energy	3.7
Financials	11.3
Health Care	13.1
Industrials	11.5
Information Technology	21.5
Materials	4.9
Real Estate	0.3
Utilities	5.4
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Fund at a Glance   (continued)
Equity sector breakdown — short positions (%) (at April 30, 2020)
Communication Services	(6.7)
Consumer Discretionary	(13.0)
Consumer Staples	(3.8)
Energy	(12.9)
Financials	(10.5)
Health Care	(6.4)
Industrials	(13.6)
Information Technology	(14.2)
Materials	(16.8)
Real Estate	(1.6)
Utilities	(0.5)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2020)(a)
	Long	Short	Net
Equity Derivative Contracts	274.9	(193.3)	81.6
Foreign Currency Derivative Contracts	51.2	(32.8)	18.4
Total Notional Market Value of Derivative Contracts	326.1	(226.1)	100.0
(a) The Fund has market exposure (long and/or short) to equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	5

Manager Discussion of Fund Performance
During the 12-month period ended April 30, 2020, the Fund was managed by three independent money management firms and each invested a portion of the portfolio’s assets. As of April 30, 2020, AQR Capital Management, LLC (AQR), Boston Partners Global Investors, Inc doing business as Boston Partners (Boston Partners) and Wells Capital Management Incorporated (WellsCap) managed approximately 27.65%, 39.39% and 32.96% of the Fund’s assets, respectively.
For the annual period that ended April 30, 2020, the Fund’s Institutional Class shares returned -10.81%. During the same time period, the Fund underperformed the HFRX Equity Hedge Index, which returned -6.00%, and the Wilshire Liquid Alternative Equity Hedge Index, which returned -5.21%. The Fund also underperformed the MSCI World Index (Net), which returned -4.00% during the 12-month period. The Fund’s relative performance can be attributed to the performance of the Fund’s subadvisers, who employ a variety of alternative investment strategies, involving strategies, techniques and practices designed to seek capital appreciation through participation in the broad equity and other markets while hedging overall market exposure relative to traditional long-only equity strategies. Generally, the Fund seeks to provide higher risk-adjusted returns with lower volatility compared to equity markets.
Global equity markets rode a roller coaster amid evolving pandemic
Global equity markets posted negative returns for the annual period ended April 30, 2020, attributable almost entirely to the first quarter of 2020. Global equities moved higher for the first nine months of the annual period overall but then moved significantly lower in early 2020, as fears of the rippling effects of the global COVID-19 pandemic on the economy, corporate earnings and more began to impact investor sentiment and roil the markets in February 2020. The sell-off was swift but was, followed by a substantial gain in April 2020.
Early in the annual period, support by the U.S. Federal Reserve (Fed) helped equity market results, as the Fed lowered the federal funds target rate three times between July and October 2019. Toward the end of 2019, equity markets were further buoyed by the announcement of an agreement in principle between the U.S. and China, which was seen by investors as a clear de-escalation in the two nations’ ongoing trade war. A large majority win for the U.K.’s Conservative Party that paved the way for a rather orderly exit of the U.K. from the European Union further diminished market uncertainty. Additionally, the majority of economic news released was positive, driving equities to rally into the end of the 2019 calendar year.
The landscape changed dramatically in 2020. The longest-running bull market in history ended, as the S&P 500 Index, a widely used measure of large-cap U.S. equities, lost 33.7% from February 14 to March 23 — the fastest the U.S. equity market has gone from bull to bear market in history. For the first quarter of 2020 as a whole, the S&P 500 Index returned -19.60%, as investors struggled to process the economic implications of the COVID-19 pandemic. Some pre-COVID-19 sell-off trends persisted, as large-cap equities outperformed small-cap equities, and growth stocks outperformed value stocks. The VIX Index, the best-known measure of equity market volatility, closed over 80 on March 16. A VIX level of more than 50 was not seen since the peak of the 2008-2009 global financial crisis. Adding to global equity market turmoil was the fall of oil prices, as demand plummeted amid production disputes between Saudi Arabia and Russia, as well as global travel restrictions and other limitations resulting from the spread of COVID-19.
The Fed responded aggressively in 2020, as it cut interest rates to nearly zero in March. The Fed also eased restrictions on banks to enable faster and more business lending. In addition, the Fed took unlimited measures to support the financial system as a whole, restarting programs from the last crisis to purchase bonds and inject money into the system. As expected, the initial jobless claims report released in March, (which shows how many people have been laid off and are newly applying for unemployment assistance), was shockingly high. Still, the steep drop in equity markets was followed by the S&P 500 Index experiencing its best monthly return in April 2020 since 1987.
Stock selection strategies overall dampened relative results
AQR: Our portion of the Fund underperformed the HFRX Equity Hedge Index during the annual period. It also underperformed a custom blended benchmark, (comprised of 50% of the MSCI World Index (Net) and 50% of the FTSE Three-Month U.S. Treasury Bill Index), the benchmark against which our portion of the Fund is measured, during the annual period due primarily to global stock selection, which detracted significantly from relative performance. From a theme perspective within the global stock selection component of our portion of the Fund’s strategy, valuation drove losses, while momentum, quality
6	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
and sentiment provided some offsetting gains. Passive market exposure within our portion of the Fund also detracted, albeit to a lesser extent, given negative performance in global equity markets, while our tactical market exposure contributed positively but modestly.
From a sector perspective, it is important to note that our process implements a market neutral model that does not think in benchmark relative terms, along with a static passive exposure via futures. It targets a portfolio beta of zero but has a perennial long dollar bias associated with low beta signals in its stability theme. We equilibrate the portfolio beta by running more Fund assets long than short. While net sector exposures in a long-only portfolio are zero sum and can imply a view-based forecast, this is not the case within our process. All that said, industrials, consumer discretionary, utilities and communication services were the sectors that detracted most from relative performance during the annual period. Conversely, energy was the strongest positive contributor, followed by health care and information technology.
The biggest individual detractors from our portion of the Fund’s results during the annual period were U.S.-based electric vehicle manufacturer Tesla, Inc., Spain-based telecommunications and broadcast infrastructure operator Cellnex Telecom SA and U.S.-based medical device company Insulet Corp. The top individual positive contributors to our portion of the Fund’s results during the annual period were Germany-based industrial components manufacturer Thyssenkrupp AG, U.S.-based biotechnology firm Sage Therapeutics and U.K.-based diversified health care company NMC Health PLC. We sold positions in Cellnex Telecom, Insulet, Sage Therapeutics and NMC Health. It is important to keep in mind that our process is a systematic one in which securities are held based on their characteristics against hundreds of individual factors used by our investment model. Decisions to add or remove positions are based on relative attractiveness across all factors and themes as well as optimization indications of marginal risk and trading costs. We do not make security level weight decisions based on data points of individual stocks in isolation. We attempt to diversify away more idiosyncratic risk by holding hundreds of securities with position-sized constraints.
Similarly with countries, our process is a market neutral model that takes essentially no relative country or currency views. Still, within the global stock selection component, Japan, France and Germany were the biggest detractors from results during the annual period. Conversely, the U.K. and Canada were the largest positive contributors to returns, though their contributions were relatively flat during the annual period.
Boston Partners: Our portion of the Fund underperformed the HFRX Equity Hedge Index as well as the S&P 500 Index, the benchmark against which our portion of the Fund is measured, during the annual period. From a broad perspective, our value tilt detracted most, as growth stocks significantly outpaced value stocks during the annual period. Also, our portion of the Fund’s long portfolio overall lagged the S&P 500 Index due to not owning a handful of mega-cap growth stocks (companies with market capitalizations above $200 billion), including Apple Inc. and Facebook, Inc., and being underweight in Microsoft Corp., each of which gained strongly during the annual period. Our portion of the Fund’s short portfolio fell in price and positively contributed to Fund performance during the annual period.
From a sector perspective, financials detracted most within our portion of the Fund’s long portfolio, primarily due to insurance holdings. Energy was also a top detractor in the long portfolio. Refiners were down significantly, as demand fell off, while exploration and production companies and integrated energy companies saw their share prices decline, given the supply shock from the Saudi Arabia-Russia price war. Within our portion of the Fund’s short portfolio, consumer discretionary detracted most. Energy detracted here as well, as several leveraged natural gas exploration and production companies were up sharply, given that natural gas futures soared in April 2020. West Texas Intermediate spot prices plummeted into negative territory, prompting oil “shut ins” and removing associated gas production from the market, while cold spring weather also heightened demand expectations. Conversely, long positions in health care contributed most positively, with gains primarily coming from managed care names. Within our portion of the Fund’s short portfolio, financials and communication services were the top contributors. Within financials, several short positions in interest rate-sensitive regional banks fell in price, as the yield curve, or differential in yields across the spectrum of maturities, flattened and the Fed lowered its targeted federal funds rate to near zero.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	7

Manager Discussion of Fund Performance  (continued)
The biggest individual detractors from our portion of the Fund’s absolute returns during the annual period were a short position in electric vehicle manufacturer Tesla and long positions in oil refiner Valero Energy Corp. and information technology services provider DXC Technology Co. We sold the positions in Valero Energy and DXC Technology during the period. The top individual contributors to our portion of the Fund’s absolute returns during the annual period were long positions in software giant Microsoft, gold mining company Barrick Gold Corp. and organized health systems owner and manager UnitedHealth Group, Inc.
WellsCap: Our portion of the Fund underperformed the HFRX Equity Hedge Index and the MSCI World Index (Net) during the annual period. Stocks our model forecasted to do well underperformed stocks the model forecasted to do poorly, primarily the result of the model favoring certain valuation characteristics that were out of favor during the annual period. More specifically, an emphasis on companies with strong sales and earnings relative to their price negatively affected results.
From a sector perspective, having an underweight position in health care detracted from results, as the sector performed comparatively well during the annual period. Stock selection within most sectors detracted, led by weak selection within information technology and consumer discretionary. Conversely, having underweight allocations to energy and financials and having an overweight allocation to information technology helped relative returns. Stock selection within the energy sector also added value.
The biggest individual detractors from our portion of the Fund’s results were a long position in U.S.-based specialty finance company Alliance Data Systems Corp. and short positions in U.S.-based biotechnology company Seattle Genetics Inc. and U.S.-based electric vehicle manufacturer Tesla, Inc. The top individual contributors to our portion of the Fund’s results during the annual period were short positions in U.S.-based energy-related companies’ stocks, namely, those of oil and gas exploration and production company Marathon Oil Corp., integrated energy company Occidental Petroleum Corp. and oilfield services provider Halliburton Co.
Geographically, having an underweight allocation to and stock selection within the U.S., which posted positive returns for the annual period overall, detracted from the Fund’s relative results. Overweight allocations to Australia and Canada, which underperformed the MSCI World Index (Net), also dampened the Fund’s results, as did poor stock selection within Canada. Conversely, having underweight positions in the U.K., France and Germany helped, as each of these countries lagged the MSCI World Index (Net) during the annual period. Stock selection within France also proved especially effective.
Purchases and sales drove Fund portfolio changes
The Fund’s portfolio turnover rate for the period was 197%.
AQR: Our strategy’s systematic investment process utilizes a model that ranks securities preferences along hundreds of factors on a daily basis. We believe the securities most desired for inclusion in that model view are ones that display characteristics that rank well on the suite of factors as a whole, rather than upon a single metric, narrative or catalyst. The strategy rebalances periodically, attempting to stay close to the model while adhering to prospectus constraints and minimizing turnover, trading costs and other undesired effects.
The majority of themes in our investment model evaluate companies on an industry-neutral basis. Our model does not take industry or sector views by construction, and sector overweights and underweights are driven by our momentum signals. With that, during the annual period, our portion of the Fund’s exposure to consumer discretionary, real estate and financials increased, and its exposures to energy, communication services and utilities decreased. The strategy does not take active country allocation risk and no meaningful shifts in country weightings were made during the annual period relative to our portion of the Fund’s custom blended benchmark.
At the end of the annual period, our portion of the Fund had its largest exposures to information technology, health care and consumer staples. Conversely, our portion of the Fund’s smallest exposures at the end of the annual period were to energy, materials and financials. Since our portion of the Fund does not take active country allocation risk, country positioning at the end of the annual period was rather neutrally weighted relative to our portion of the Fund’s custom blended benchmark.
8	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Manager Discussion of Fund Performance  (continued)
Our portion of the Fund utilized equity swaps, equity index futures and currency forwards during the annual period. We used equity derivative instruments as a substitute for investing in conventional securities and for investment purposes to increase economic exposure to a particular security or index in a cost-effective manner. Typically, our portion of the Fund invests in common stocks and swaps on individual common stocks. Additionally, our portion of Fund uses both equity index futures and currency forwards to gain passive equity market exposure. Our portion of the Fund’s passive market exposure and tactical market exposure components are implemented entirely using derivatives. The global stock selection component is implemented using both physical equities and equity swaps. During the annual period, the global stock selection and passive market exposure components detracted from our portion of the Fund’s results, while the tactical market exposure component contributed positively.
Boston Partners: Within information technology, we added a long position in storage and memory semiconductor manufacturer Micron Technology, Inc. to our portion of the Fund during the annual period, as we believe the cyclicality of its business had been structurally reduced. Within consumer discretionary, we established a long position in global flooring company Mohawk Industries, Inc., the leader in its industry and a beneficiary of tariff wars between the U.S. and China. We added a short position in Hang Seng Bank Ltd. Slowing trade and ongoing unrest has negatively affected the Hong Kong and Chinese economies, which we believed should weigh on the bank’s loan growth.
We sold our portion of the Fund’s long position in online brokerage and financial services provider E*Trade Financial Corp., as its profitability and margins rebased materially lower following its move to zero commission trading. Also within the financials sector, we sold our portion of the Fund’s long positions in Citizens Financial Group, Inc. and SunTrust Banks, Inc., as they hit our target price. In the information technology sector, we covered short positions in semiconductor company Universal Display Corp. and sales tax management solutions provider Avalara, Inc. on positive momentum.
Overall, our portion of the Fund’s net equity exposure declined from 46% net long to 43% net long during the annual period. This decrease was primarily a result of adding short exposure in the energy and communication services sectors, as we had been finding more stocks with the “failure characteristics” we seek compared to the beginning of the annual period. The long side of the portfolio continued to seek to take advantage of what we believed to be compelling value opportunities. During the annual period, our portion of the Fund’s positioning on the long side of the portfolio decreased in the energy sector amid worsening business momentum as a result of both oversupply and the precipitous drop in demand related to the COVID-19 pandemic. We sought to take advantage of market volatility by adding exposure to higher quality businesses trading at what we considered to be unusually low valuations in the communication services and consumer staples sectors, thus increasing the quality profile, namely, profitability, leverage and earnings growth, of the long side of the portfolio while maintaining a historically wide valuation gap relative to the S&P 500 Index.
At the end of the annual period, our portion of the Fund’s largest long exposures were in financials and information technology. Within financials, there was a tilt toward the largest U.S. banks and large-cap insurance companies exhibiting what we viewed as historically attractive valuations with strong balance sheets that we believed could withstand economic pressures that emerged toward the end of the annual period. Within information technology, we found opportunities mostly from mature large-cap technology companies where valuations were inexpensive, in our view, and free cash flow was recurring. There was a tilt toward large-cap companies successfully transitioning to cloud-subscription models and toward electronics distributors and semiconductor companies transitioning away from personal computer/consumer electronics toward industrial and health care end-markets. Our portion of the Fund’s largest short exposure at the end of the annual period similarly was to financials, as well as to consumer discretionary. Within financials, we found what we saw as opportunities in regional banks trading at what appeared to be extreme valuations with declining net interest margins. Within consumer discretionary, we found what we believed to be attractive opportunities in fast-casual restaurants, retail and e-commerce companies.
Our portion of the Fund utilized several total return swaps during the annual period, though they represented a rather small portion of the portfolio, and thus had a minimal effect on performance. Derivatives were used to gain short exposure when 1) exchanges forbid cash short sales; 2) taxes or other market features made cash long purchases or sales expensive; and 3) additional return was sought when implied volatilities were sufficiently high and stocks held long were near their target price.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	9

Manager Discussion of Fund Performance  (continued)
WellsCap: During the annual period, our portion of the Fund increased its relative exposures to financials and utilities, while decreasing its relative weights to real estate and industrials. From a country perspective, our portion of the Fund increased exposure to the U.S., the U.K. and France and decreased exposure to Canada, Japan and the Netherlands during the annual period.
At the end of the annual period, our portion of the Fund was most overweight information technology and utilities and most underweight industrials and materials relative to the MSCI World Index (Net). Our portion of the Fund was rather neutrally weighted to consumer discretionary and communication services compared to the MSCI World Index (Net) at the end of the annual period. Geographically, our portion of the Fund was most overweight relative to the MSCI World Index (Net) in Denmark and Belgium; was most underweight the U.S. and the U.K.; and was rather neutrally allocated to Portugal and Austria at the end of the annual period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets with along-term expectation of illiquidity. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Short positions (where the underlying asset is not owned) can create unlimited risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2019 — April 30, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	890.60	1,013.63	10.62	11.31	2.26
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	11

Portfolio of Investments
April 30, 2020
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 80.7%
Issuer	Shares	Value ($)
Communication Services 6.6%
Diversified Telecommunication Services 0.6%
AT&T, Inc.	10,770	328,162
Deutsche Telekom AG, Registered Shares(a)	11,517	168,374
KT Corp., ADR	42,430	416,238
Proximus SADP	3,178	67,830
Telefonica Deutschland Holding AG	16,770	47,707
Verizon Communications, Inc.(b)	3,838	220,493
Total		1,248,804
Entertainment 0.4%
Electronic Arts, Inc.(a)	2,094	239,260
Live Nation Entertainment, Inc.(a)	7,862	352,768
NetEase, Inc., ADR	494	170,410
Take-Two Interactive Software, Inc.(a),(b)	652	78,925
Total		841,363
Interactive Media & Services 3.2%
Alphabet, Inc., Class A(a),(b)	2,084	2,806,523
Alphabet, Inc., Class C(a),(b)	530	714,790
Facebook, Inc., Class A(a),(b)	9,361	1,916,290
Kakaku.com, Inc.	29,500	601,958
Match Group, Inc.(a),(b)	7,897	607,753
Momo, Inc., ADR	6,975	167,958
Yelp, Inc.(a)	17,450	390,007
Total		7,205,279
Media 1.3%
Altice U.S.A., Inc., Class A(a)	22,735	590,428
Cogeco Communications, Inc.	149	11,016
Comcast Corp., Class A(b)	21,483	808,405
Fox Corp., Class B(b)	14,858	379,771
Nexstar Media Group, Inc., Class A	4,628	324,145
ProSiebenSat.1 Media AG	26,484	264,672
Quebecor, Inc., Class B	2,076	45,205
Telenet Group Holding NV	429	17,918
ViacomCBS, Inc., Class B(b)	22,661	391,129
Total		2,832,689
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 1.1%
KDDI Corp.	33,900	981,889
SoftBank Corp.	112,599	1,533,371
Total		2,515,260
Total Communication Services		14,643,395
Consumer Discretionary 8.1%
Auto Components 0.6%
Gentex Corp.	20,781	503,731
Koito Manufacturing Co., Ltd.	8,100	305,109
Linamar Corp	4,175	100,300
Magna International, Inc.	4,329	168,688
TS Tech Co., Ltd.	10,400	281,993
Total		1,359,821
Diversified Consumer Services 0.1%
Bright Horizons Family Solutions, Inc.(a)	1,839	214,152
Hotels, Restaurants & Leisure 1.5%
Accor SA	10,664	296,656
Autogrill SpA	5,646	29,242
Darden Restaurants, Inc.	1,289	95,115
Domino’s Pizza, Inc.(b)	2,260	817,962
International Game Technology PLC	42,643	321,528
Las Vegas Sands Corp.	9,618	461,856
Melco Resorts & Entertainment Ltd., ADR	11,883	187,989
Wyndham Destinations, Inc.	9,569	244,679
Wyndham Hotels & Resorts, Inc.	5,287	199,373
Wynn Macau Ltd.	280,800	484,907
Yum! Brands, Inc.	1,663	143,733
Total		3,283,040
Household Durables 2.8%
Barratt Developments PLC	107,679	701,998
Berkeley Group Holdings PLC	6,121	321,310
D.R. Horton, Inc.(b)	11,893	561,587
Garmin Ltd.(b)	9,494	770,533
Mohawk Industries, Inc.(a)	7,454	653,865
NVR, Inc.(a),(b)	148	458,800
Persimmon PLC	24,604	681,685
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
PulteGroup, Inc.(b)	15,158	428,517
Sony Corp.	2,900	186,627
Taylor Wimpey PLC	400,751	740,123
Token Corp.	3,500	240,298
Whirlpool Corp.(b)	3,427	382,933
Total		6,128,276
Internet & Direct Marketing Retail 1.1%
Amazon.com, Inc.(a),(b)	774	1,914,876
Booking Holdings, Inc.(a)	63	93,276
eBay, Inc.(b)	10,258	408,576
Total		2,416,728
Leisure Products 0.1%
BRP, Inc.	3,520	105,351
Multiline Retail 0.6%
Dollar General Corp.(b)	5,525	968,533
Target Corp.(b)	4,152	455,640
Total		1,424,173
Specialty Retail 0.6%
AutoNation, Inc.(a)	2,646	98,537
AutoZone, Inc.(a)	858	875,435
Dick’s Sporting Goods, Inc.	3,244	95,341
Foot Locker, Inc.	5,513	141,298
Hennes & Mauritz	7,445	101,770
Williams-Sonoma, Inc.	1,744	107,849
Total		1,420,230
Textiles, Apparel & Luxury Goods 0.7%
Hugo Boss AG	9,373	260,235
lululemon athletica, Inc.(a),(b)	2,502	559,147
Pandora A/S	4,801	170,716
PVH Corp.	4,058	199,775
Ralph Lauren Corp.	1,984	146,380
Tapestry, Inc.	12,087	179,855
Total		1,516,108
Total Consumer Discretionary		17,867,879
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 8.1%
Beverages 0.6%
Carlsberg A/S, Class B	3,617	456,295
Coca-Cola European Partners PLC	10,867	430,768
PepsiCo, Inc.	3,993	528,234
Total		1,415,297
Food & Staples Retailing 3.0%
Alimentation Couche-Tard, Inc., Class B	4,811	134,243
Axfood AB	4,390	93,388
Coles Group Ltd.	114,719	1,150,382
Costco Wholesale Corp.(b)	3,594	1,088,982
Empire Co., Ltd., Class A	5,826	128,620
Kesko OYJ, Class B	10,820	176,302
Koninklijke Ahold Delhaize NV	45,592	1,106,990
Metro AG	8,164	71,331
Performance Food Group Co.(a)	2,920	85,702
Sundrug Co., Ltd.	26,400	903,896
Sysco Corp.(b)	4,789	269,477
Walmart, Inc.(b)	5,579	678,128
Welcia Holdings Co., Ltd.	10,200	740,503
Total		6,627,944
Food Products 1.2%
a2 Milk Co., Ltd.(a)	48,832	581,195
Leroy Seafood Group ASA	20,916	111,079
Mondelez International, Inc., Class A	12,010	617,795
Nestlé SA, Registered Shares	1,778	188,308
Nomad Foods Ltd.(a)	20,230	416,940
Orkla	9,982	90,166
SalMar ASA	3,038	118,400
Tyson Foods, Inc., Class A	9,142	568,541
Total		2,692,424
Household Products 2.1%
Clorox Co. (The)(b)	4,034	752,099
Colgate-Palmolive Co.(b)	11,915	837,267
Essity AB, Class B(a)	10,874	352,246
Kimberly-Clark Corp.(b)	11,671	1,616,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	13

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Procter & Gamble Co. (The)	5,397	636,144
Reynolds Consumer Products, Inc.	12,732	412,899
Total		4,606,855
Personal Products 0.2%
Beiersdorf AG	245	25,634
Unilever NV	5,948	296,206
Total		321,840
Tobacco 1.0%
Altria Group, Inc.	15,775	619,169
British American Tobacco, ADR	22,337	852,157
Philip Morris International, Inc.	9,934	741,076
Total		2,212,402
Total Consumer Staples		17,876,762
Energy 3.0%
Energy Equipment & Services 0.1%
Apergy Corp.(a)	13,426	123,654
Oil, Gas & Consumable Fuels 2.9%
BP PLC, ADR	30,660	729,708
Canadian Natural Resources Ltd.	14,326	240,104
Cenovus Energy, Inc.	19,891	72,165
ConocoPhillips Co.	14,106	593,863
Diamondback Energy, Inc.	3,009	131,012
ENI SpA	5,345	50,918
Frontline Ltd.	20,232	189,371
Keyera	44,400	658,687
Koninklijke Vopak NV	4,670	269,289
Marathon Petroleum Corp.	14,180	454,894
Noble Energy, Inc.	46,212	453,340
ONEOK, Inc.(b)	13,883	415,518
Parkland Fuel Corp.	20,500	484,978
Petroleo Brasileiro SA, ADR	40,241	278,065
Royal Dutch Shell PLC, Class A	37,631	619,567
Seven Generations Energy Ltd.(a)	12,401	25,658
Total SA, ADR	23,839	837,941
Total		6,505,078
Total Energy		6,628,732
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 9.1%
Banks 3.1%
Banca Popolare dell’Emilia Romagna SC	48,648	120,274
Bank of America Corp.(b)	34,169	821,765
Citigroup, Inc.(b)	15,239	740,006
DBS Group Holdings Ltd.	12,200	171,765
DNB ASA	15,264	184,815
Fifth Third Bancorp	20,180	377,164
Hana Financial Group, Inc.	7,246	165,412
Huntington Bancshares, Inc.	56,891	525,673
ING Groep NV	18,064	101,209
JPMorgan Chase & Co.(b)	8,766	839,432
KBC Group NV	3,171	171,998
KeyCorp	48,009	559,305
PNC Financial Services Group, Inc. (The)	1,027	109,550
Regions Financial Corp.	14,224	152,908
Sumitomo Mitsui Financial Group, Inc.	6,100	160,413
Truist Financial Corp.	23,156	864,182
United Overseas Bank Ltd.	12,000	171,469
Wells Fargo & Co.(b)	24,980	725,669
Total		6,963,009
Capital Markets 2.1%
Banca Generali SpA	5,293	131,587
Bank of New York Mellon Corp. (The)	22,912	860,116
Cboe Global Markets, Inc.(b)	7,320	727,462
Charles Schwab Corp. (The)	10,895	410,959
CI Financial Corp.	5,142	54,636
Goldman Sachs Group, Inc. (The)	1,439	263,941
MarketAxess Holdings, Inc.(b)	1,570	714,366
Moody’s Corp.	1,287	313,899
S&P Global, Inc.(b)	1,149	336,519
Singapore Exchange	136,300	929,444
Total		4,742,929

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.2%
American Express Co.	1,741	158,866
Discover Financial Services	3,240	139,223
Navient Corp.	5,533	42,161
SLM Corp.	25,784	215,039
Total		555,289
Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B(a),(b)	12,770	2,392,587
Onex Capital	18,080	833,373
Total		3,225,960
Insurance 2.2%
Ageas	31,442	1,133,300
Allstate Corp. (The)	1,633	166,109
American International Group, Inc.	27,639	702,860
ASR Nederland NV	10,862	292,221
Assicurazioni Generali SpA	26,369	376,197
Aviva PLC	94,509	285,807
AXA SA	9,050	160,877
Chubb Ltd.	1,482	160,071
Everest Re Group Ltd.	874	151,316
Fairfax Financial Holdings Ltd.	145	39,316
Hartford Financial Services Group, Inc. (The)(b)	3,369	127,988
Helvetia Holding AG, Registered Shares, ADR	136	12,397
iA Financial Corp., Inc.	505	16,395
Manulife Financial Corp.	5,360	67,503
Marsh & McLennan Companies, Inc.	1,783	173,539
NN Group NV	5,858	169,458
Poste Italiane SpA	27,183	231,243
Reinsurance Group of America, Inc.	3,445	360,623
Unipol Gruppo SpA	47,871	165,174
Total		4,792,394
Total Financials		20,279,581
Health Care 10.6%
Biotechnology 1.5%
AbbVie, Inc.	8,452	694,754
Biogen, Inc.(a)	795	235,980
Galapagos NV(a)	408	90,138
Genmab A/S(a)	797	191,587
Common Stocks (continued)
Issuer	Shares	Value ($)
Incyte Corp.(a),(b)	9,496	927,379
Swedish Orphan Biovitrum AB(a)	3,773	72,288
Vertex Pharmaceuticals, Inc.(a),(b)	4,420	1,110,304
Total		3,322,430
Health Care Equipment & Supplies 3.2%
Abbott Laboratories	6,045	556,684
Boston Scientific Corp.(a)	7,509	281,437
Carl Zeiss Meditec AG(a)	225	22,187
Coloplast A/S, Class B	7,615	1,201,068
Dentsply Sirona, Inc.(b)	8,424	357,514
Envista Holdings Corp.(a)	2,825	55,003
Getinge AB, Series CPO(a)	14,777	283,235
GN Store Nord	4,356	198,792
IDEXX Laboratories, Inc.(a),(b)	2,767	768,119
Koninklijke Philips NV	5,021	218,878
Medtronic PLC	8,223	802,811
Siemens Healthineers AG	8,796	387,234
Sonova Holding AG	1,298	234,437
Stryker Corp.	2,074	386,656
West Pharmaceutical Services, Inc.(b)	6,999	1,324,631
Total		7,078,686
Health Care Providers & Services 2.5%
AmerisourceBergen Corp.	1,624	145,608
Anthem, Inc.(b)	1,856	521,035
Centene Corp.(a)	7,050	469,389
Cigna Corp.(b)	3,320	649,990
CVS Health Corp.	7,106	437,374
Fresenius Medical Care AG & Co. KGaA	3,976	311,601
Henry Schein, Inc.(a),(b)	13,095	714,463
Humana, Inc.	1,034	394,802
Molina Healthcare, Inc.(a)	506	82,969
Suzuken Co., Ltd.	14,100	543,392
UnitedHealth Group, Inc.	4,222	1,234,808
Universal Health Services, Inc., Class B	897	94,804
Total		5,600,235
Health Care Technology 0.2%
Change Healthcare, Inc.(a)	30,962	360,398

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	15

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.5%
Avantor, Inc.(a)	29,856	501,879
Bio-Rad Laboratories, Inc., Class A(a),(b)	2,288	1,006,949
ICON PLC(a)	1,897	304,412
IQVIA Holdings, Inc.(a)	1,304	185,937
PPD, Inc.(a)	17,110	408,929
Sartorius Stedim Biotech(a)	2,726	653,622
Syneos Health, Inc.(a)	4,017	224,108
Total		3,285,836
Pharmaceuticals 1.7%
AstraZeneca PLC	815	85,242
Bayer AG, Registered Shares	5,927	389,815
H Lundbeck A/S	2,119	77,313
Jazz Pharmaceuticals PLC(a)	484	53,361
Johnson & Johnson(b)	2,482	372,399
Merck & Co., Inc.	4,087	324,263
Novartis AG, ADR	3,902	330,616
Novartis AG, Registered Shares	5,602	478,066
Novo Nordisk A/S, Class B	7,017	447,615
Orion Oyj, Class B(a)	5,655	287,378
Pfizer, Inc.	2,994	114,850
Roche Holding AG, Genusschein Shares	1,759	609,137
UCB SA(a)	1,945	178,238
Total		3,748,293
Total Health Care		23,395,878
Industrials 9.3%
Aerospace & Defense 0.6%
Hexcel Corp.	9,348	323,347
Leonardo-Finmeccanica SpA	25,675	177,314
Raytheon Technologies Corp.	4,465	289,377
Spirit AeroSystems Holdings, Inc., Class A	4,443	98,457
Textron, Inc.	16,489	434,650
Total		1,323,145
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 0.9%
CH Robinson Worldwide, Inc.	4,963	351,877
Deutsche Post AG	1,449	43,046
Expeditors International of Washington, Inc.	9,457	677,168
United Parcel Service, Inc., Class B	9,980	944,707
Total		2,016,798
Airlines 0.1%
Air Canada(a)	8,349	121,401
Building Products 1.6%
Allegion PLC(b)	7,339	737,863
Carrier Global Corp.(a),(b)	12,864	227,821
dorma+kaba Holding AG, Class B Registered Shares(a)	183	91,325
Geberit AG	1,712	765,612
Lennox International, Inc.(b)	3,764	702,663
Owens Corning(b)	18,981	823,016
Rockwool International A/S, Class B	637	133,872
Total		3,482,172
Commercial Services & Supplies 0.8%
Copart, Inc.(a),(b)	7,981	639,358
KAR Auction Services, Inc.	20,290	303,944
Ritchie Bros. Auctioneers, Inc.	340	14,634
Toppan Printing Co., Ltd.	44,600	662,538
Waste Management, Inc.	808	80,816
Total		1,701,290
Construction & Engineering 0.3%
Hochtief AG	2,574	201,419
MasTec, Inc.(a)	9,480	340,332
Skanska AB, Class B(a)	2,436	46,346
Total		588,097
Electrical Equipment 0.8%
AMETEK, Inc.	9,029	757,262
Eaton Corp. PLC	10,131	845,939
Signify NV	8,438	171,767
Total		1,774,968

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 0.4%
Honeywell International, Inc.	4,890	693,891
Rheinmetall AG	2,832	191,667
Siemens AG, Registered Shares	720	66,444
Total		952,002
Machinery 1.7%
Altra Industrial Motion Corp.	4,572	127,604
Bucher Industries AG	55	15,512
Caterpillar, Inc.(b)	2,070	240,907
Cummins, Inc.	3,020	493,770
Deere & Co.	4,450	645,517
Dover Corp.	5,416	507,208
FLSmidth & Co. A/S(a)	3,686	97,012
ITT, Inc.	6,349	334,719
KONE OYJ, Class B	1,837	111,238
OC Oerlikon Corp AG	1,319	9,906
Oshkosh Corp.	6,326	427,195
Parker-Hannifin Corp.	2,016	318,770
Schindler Holding AG	1,867	415,511
Volvo AB, B Shares	3,323	42,583
Yangzijiang Shipbuilding Holdings Ltd.	17,000	11,788
Total		3,799,240
Professional Services 1.1%
Adecco Group AG, Registered Shares	6,874	300,811
Intertek Group PLC	9,524	568,385
Randstad NV	5,018	201,952
Robert Half International, Inc.	8,932	422,216
Stantec, Inc.	1,021	30,096
Teleperformance SA	1,950	436,818
Thomson Reuters Corp.	1,401	98,707
Wolters Kluwer NV	4,085	300,466
Total		2,359,451
Road & Rail 0.7%
ComfortDelGro Corp., Ltd.	15,500	18,070
Kansas City Southern	3,471	453,139
TFI International, Inc.	522	14,476
Union Pacific Corp.	7,214	1,152,725
Total		1,638,410
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.3%
Brenntag AG	13,106	593,413
Finning International, Inc.	1,217	15,449
HD Supply Holdings, Inc.(a)	4,588	136,172
Total		745,034
Transportation Infrastructure 0.0%
Flughafen Zurich AG, Registered Shares(a)	736	91,019
Total Industrials		20,593,027
Information Technology 17.4%
Communications Equipment 0.5%
Cisco Systems, Inc.	11,410	483,556
Motorola Solutions, Inc.	1,903	273,670
Nokia OYJ	7,122	25,674
Telefonaktiebolaget LM Ericsson, Class B	29,418	251,323
Total		1,034,223
Electronic Equipment, Instruments & Components 1.2%
Arrow Electronics, Inc.(a),(b)	7,381	464,412
CDW Corp.(b)	10,204	1,130,603
Flex Ltd.(a),(b)	87,260	851,658
Jabil, Inc.	11,075	314,973
Total		2,761,646
IT Services 4.2%
Accenture PLC, Class A(b)	5,568	1,031,138
Amdocs Ltd.	8,776	565,525
Booz Allen Hamilton Holdings Corp.(b)	11,917	875,185
Broadridge Financial Solutions, Inc.(b)	5,587	648,092
Capgemini SE	7,641	718,336
CGI, Inc.(a)	14,361	915,856
Leidos Holdings, Inc.(b)	14,168	1,399,940
Nomura Research Institute Ltd.	31,000	758,912
Otsuka Corp.	19,020	861,182
Science Applications International Corp.	7,418	605,754
VeriSign, Inc.(a),(b)	4,073	853,253
Total		9,233,173

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	17

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.3%
Advantest Corp.	11,300	548,292
ams AG(a)	6,328	83,067
Applied Materials, Inc.(b)	20,561	1,021,471
Broadcom, Inc.	2,631	714,632
Dialog Semiconductor PLC(a)	6,227	195,558
KLA Corp.	2,659	436,315
Lam Research Corp.(b)	2,731	697,170
Micron Technology, Inc.(a)	7,415	355,104
ON Semiconductor Corp.(a)	13,875	222,624
Qorvo, Inc.(a)	3,689	361,633
STMicroelectronics NV	30,383	782,407
Teladoc Health, Inc.	2,820	310,420
Teradyne, Inc.(b)	12,524	783,251
Tokyo Electron Ltd.	3,400	724,136
Total		7,236,080
Software 5.9%
Adobe, Inc.(a),(b)	2,879	1,018,130
Cadence Design Systems, Inc.(a),(b)	10,133	822,090
CDK Global, Inc.	14,595	573,292
Check Point Software Technologies Ltd.(a),(b)	7,623	806,056
Constellation Software, Inc.	1,256	1,207,798
Fortinet, Inc.(a),(b)	6,184	666,264
Intuit, Inc.(b)	3,756	1,013,406
Microsoft Corp.(b)	25,243	4,523,798
Oracle Corp.(b)	11,830	626,635
Paycom Software, Inc.(a),(b)	2,877	750,955
Software AG	4,618	163,980
SS&C Technologies Holdings, Inc.	7,782	429,255
VMware, Inc., Class A(a)	3,287	432,306
Total		13,033,965
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.(b)	8,835	2,595,723
Hewlett Packard Enterprise Co.	67,499	679,040
HP, Inc.	30,469	472,574
Logitech International SA	344	16,568
Seagate Technology PLC(b)	14,360	717,282
Common Stocks (continued)
Issuer	Shares	Value ($)
Western Digital Corp.	5,764	265,605
Xerox Holdings Corp.(b)	20,889	382,060
Total		5,128,852
Total Information Technology		38,427,939
Materials 3.8%
Chemicals 1.8%
Corteva, Inc.	23,430	613,632
Covestro AG	4,149	139,370
DuPont de Nemours, Inc.	13,137	617,702
Evonik Industries AG	1,324	32,571
FMC Corp.	7,267	667,837
Ingevity Corp.(a)	4,594	238,521
Linde PLC	1,956	359,884
Methanex Corp.	836	13,291
Mosaic Co. (The)	45,290	521,288
PPG Industries, Inc.	4,828	438,527
Solvay SA	736	57,487
Valvoline, Inc.	14,621	251,335
Yara International ASA	4,498	152,772
Total		4,104,217
Construction Materials 0.6%
Buzzi Unicem SpA	3,347	65,665
Eagle Materials, Inc.	15,233	929,365
HeidelbergCement AG	3,236	153,423
LafargeHolcim Ltd., Registered Shares(a)	3,633	150,889
Total		1,299,342
Containers & Packaging 0.1%
Graphic Packaging Holding Co.	16,973	226,590
Huhtamaki OYJ(a)	302	11,272
Total		237,862
Metals & Mining 1.3%
Aurubis AG	855	44,324
Barrick Gold Corp.	1,400	36,037
Barrick Gold Corp.	19,045	489,837
Fortescue Metals Group Ltd.	78,170	597,395
Kinross Gold Corp.(a)	60,436	399,013
Kirkland Lake Gold Ltd.	18,200	752,346

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Common Stocks (continued)
Issuer	Shares	Value ($)
Teck Resources Ltd., Class B	9,122	80,410
Yamana Gold, Inc.	86,489	404,769
Total		2,804,131
Paper & Forest Products 0.0%
UPM-Kymmene OYJ	3,105	85,155
Total Materials		8,530,707
Real Estate 0.3%
Equity Real Estate Investment Trusts (REITS) 0.3%
H&R Real Estate Investment Trust	63,200	447,683
RioCan Real Estate Investment Trust	14,100	161,062
Total		608,745
Total Real Estate		608,745
Utilities 4.4%
Electric Utilities 3.2%
Alliant Energy Corp.(b)	16,727	812,096
CLP Holdings Ltd.	92,000	984,780
Electricite de France SA	34,357	273,514
Enel SpA	50,766	346,755
FirstEnergy Corp.	6,029	248,817
Fortum OYJ	25,511	422,721
Hydro One Ltd.(c)	38,500	698,114
NRG Energy, Inc.(b)	20,452	685,755
OGE Energy Corp.(b)	17,089	538,645
Power Assets Holdings Ltd.	62,000	415,417
Red Electrica Corp. SA	39,019	686,807
Southern Co. (The)(b)	12,643	717,237
Terna Rete Elettrica Nazionale SpA	28,740	179,968
Total		7,010,626
Gas Utilities 0.3%
AltaGas Ltd.	1,400	16,736
Italgas SpA	60,527	339,122
Snam SpA	76,901	344,970
Total		700,828
Independent Power and Renewable Electricity Producers 0.6%
Uniper SE	28,664	771,132
Vistra Energy Corp	25,821	504,542
Total		1,275,674
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.3%
A2A SpA	259,784	354,140
AGL Energy Ltd.	2,908	31,915
Atco Ltd., Class I	2,304	64,703
Hera	53,110	196,599
RWE AG	2,412	69,388
Total		716,745
Total Utilities		9,703,873
Total Common Stocks (Cost $175,400,779)		178,556,518

Preferred Stocks 0.3%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Automobiles 0.1%
BMW AG	1,107	51,925
Volkswagen AG	575	80,001
Total		131,926
Total Consumer Discretionary		131,926
Consumer Staples 0.1%
Household Products 0.1%
Henkel AG & Co. KGaA	1,332	118,264
Total Consumer Staples		118,264
Materials 0.1%
Chemicals 0.1%
Fuchs Petrolub SE	7,589	294,267
Total Materials		294,267
Total Preferred Stocks (Cost $578,436)		544,457

Money Market Funds 12.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.519%(d),(e)	26,992,264	26,997,662
Total Money Market Funds (Cost $26,986,290)		26,997,662
Total Investments (Cost $202,965,505)		206,098,637

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	19

Portfolio of Investments  (continued)
April 30, 2020
Investments in securities sold short

Common Stocks (38.6)%
Issuer	Shares	Value ($)
Communication Services (2.6)%
Diversified Telecommunication Services (0.1)%
United Internet AG, Registered Shares	(8,081)	(278,056)
Entertainment (0.6)%
CTS Eventim AG & Co. KGaA	(892)	(37,082)
Lions Gate Entertainment Corp.(a)	(33,239)	(237,326)
Roku, Inc.(a)	(8,356)	(1,012,998)
Total		(1,287,406)
Interactive Media & Services (0.6)%
Autohome, Inc., ADR	(3,770)	(309,706)
Pinterest, Inc., Class A(a)	(38,694)	(799,418)
Zillow Group, Inc., Class C(a)	(7,588)	(333,568)
Total		(1,442,692)
Media (1.1)%
Altice Europe NV, Class A(a)	(138,041)	(550,742)
Dentsu, Inc.	(38,800)	(810,294)
Meredith Corp.	(12,903)	(191,351)
Pearson PLC	(35,251)	(203,280)
Sinclair Broadcast Group, Inc., Class A	(15,783)	(278,570)
ViacomCBS, Inc., Class B	(19,065)	(329,062)
Total		(2,363,299)
Wireless Telecommunication Services (0.2)%
Freenet AG	(13,249)	(251,343)
Millicom International Cellular SA, SDR	(3,742)	(97,240)
Total		(348,583)
Total Communication Services		(5,720,036)
Consumer Discretionary (5.0)%
Auto Components (1.1)%
Continental AG(a)	(9,443)	(789,071)
Freni Brembo SpA	(16,961)	(143,885)
Nokian Renkaat OYJ	(14,417)	(306,294)
Pirelli & C SpA(c)	(51,461)	(199,277)
Xinyi Glass Holdings Ltd.	(764,000)	(884,832)
Total		(2,323,359)

Common Stocks (continued)
Issuer	Shares	Value ($)
Automobiles (0.8)%
Bayerische Motoren Werke AG	(2,735)	(160,887)
Daimler AG, Registered Shares	(8,507)	(290,965)
Ferrari NV	(83)	(12,972)
Tesla, Inc.(a)	(1,509)	(1,179,857)
Total		(1,644,681)
Distributors (0.0)%
Jardine Cycle & Carriage Ltd.	(1,800)	(25,592)
Hotels, Restaurants & Leisure (1.2)%
Choice Hotels International, Inc.	(5,177)	(388,534)
MGM China Holdings Ltd.	(228,800)	(282,549)
Papa John’s International, Inc.	(6,246)	(449,212)
Scientific Games Corp.(a)	(9,832)	(123,982)
Vail Resorts, Inc.	(1,048)	(179,208)
Whitbread PLC	(6,487)	(243,345)
William Hill PLC	(146,395)	(209,852)
Wynn Resorts Ltd.	(8,234)	(704,254)
Total		(2,580,936)
Household Durables (0.1)%
LGI Homes, Inc.(a)	(4,880)	(295,631)
Internet & Direct Marketing Retail (0.9)%
Delivery Hero SE(a),(c)	(3,524)	(298,889)
GrubHub, Inc.(a)	(10,982)	(524,830)
Just Eat Takeaway.com NV(a),(c)	(3,973)	(408,389)
MercadoLibre, Inc.(a)	(90)	(52,516)
Wayfair, Inc., Class A(a)	(4,076)	(505,587)
Zalando SE(a)	(6,048)	(296,435)
Total		(2,086,646)
Leisure Products (0.1)%
Mattel, Inc.(a)	(28,208)	(245,974)
Specialty Retail (0.7)%
CarMax, Inc.(a)	(8,984)	(661,671)
Carvana Co.(a)	(11,580)	(927,674)
Dufry AG, Registered Shares	(1,305)	(42,733)
Total		(1,632,078)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020

Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods (0.1)%
Canada Goose Holdings, Inc.(a)	(5,566)	(132,917)
Moncler SpA	(1,581)	(59,456)
Salvatore Ferragamo SpA	(8,848)	(109,840)
Total		(302,213)
Total Consumer Discretionary		(11,137,110)
Consumer Staples (1.5)%
Beverages (0.4)%
Anheuser-Busch InBev SA/NV	(1,492)	(69,482)
Davide Campari-Milano SpA	(9,635)	(74,887)
Heineken NV	(104)	(8,846)
Molson Coors Beverage Co., Class B	(6,464)	(265,089)
National Beverage Corp.(a)	(7,240)	(363,665)
Total		(781,969)
Food & Staples Retailing (0.3)%
BJ’s Wholesale Club Holdings, Inc.(a)	(8,779)	(230,976)
Casey’s General Stores, Inc.	(2,346)	(355,208)
Rite Aid Corp.(a)	(10,165)	(145,664)
Total		(731,848)
Food Products (0.6)%
Cal-Maine Foods, Inc.	(6,663)	(276,581)
Hain Celestial Group, Inc. (The)(a)	(10,043)	(259,511)
Hormel Foods Corp.	(4,058)	(190,117)
Lamb Weston Holdings, Inc.	(4,057)	(248,938)
McCormick & Co., Inc.	(1,381)	(216,596)
Total		(1,191,743)
Personal Products (0.1)%
Kose Corp.	(2,300)	(287,528)
Tobacco (0.1)%
Japan Tobacco, Inc.	(14,600)	(271,897)
Total Consumer Staples		(3,264,985)
Energy (5.0)%
Energy Equipment & Services (1.3)%
Halliburton Co.	(49,253)	(517,156)
Helmerich & Payne, Inc.	(24,719)	(488,695)
National Oilwell Varco, Inc.	(61,369)	(775,704)
Saipem SpA(a)	(69,916)	(179,451)
SBM Offshore NV	(19,730)	(250,079)

Common Stocks (continued)
Issuer	Shares	Value ($)
Schlumberger Ltd.	(26,812)	(450,978)
Subsea 7 SA(a)	(28,423)	(156,018)
Tenaris SA	(23,602)	(163,306)
Total		(2,981,387)
Oil, Gas & Consumable Fuels (3.7)%
Apache Corp.	(87,531)	(1,144,905)
ARC Resources Ltd.	(4,138)	(17,450)
Cameco Corp.	(13,528)	(134,507)
CNX Resources Corp.(a)	(20,891)	(221,445)
Concho Resources, Inc.	(6,516)	(369,587)
Delek U.S. Holdings, Inc.	(26,453)	(617,677)
Devon Energy Corporation	(57,976)	(722,961)
Enbridge, Inc.	(9,347)	(286,396)
Exxon Mobil Corp.	(16,442)	(764,060)
Gibson Energy, Inc.	(637)	(9,075)
Hess Corp.	(8,065)	(392,282)
HollyFrontier Corp.	(12,040)	(397,802)
Husky Energy, Inc.	(110,683)	(355,439)
Inter Pipeline Ltd.	(15,370)	(128,530)
Keyera Corp.	(3,949)	(58,585)
Koninklijke Vopak NV	(3,998)	(230,539)
Murphy Oil Corp.	(30,674)	(363,794)
Neste OYJ	(1,443)	(50,960)
Occidental Petroleum Corp.	(19,862)	(329,709)
Parkland Fuel Corp.	(713)	(16,868)
Pembina Pipeline Corp.	(2,138)	(49,028)
PrairieSky Royalty, Ltd.	(10,711)	(78,335)
Statoil ASA	(47,242)	(654,151)
Suncor Energy, Inc.	(1,162)	(20,720)
TC Energy Corp.	(4,865)	(223,896)
Vermilion Energy, Inc.	(67)	(330)
Woodside Petroleum Ltd.	(200)	(2,864)
WPX Energy, Inc.(a)	(69,957)	(428,836)
Total		(8,070,731)
Total Energy		(11,052,118)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	21

Portfolio of Investments  (continued)
April 30, 2020

Common Stocks (continued)
Issuer	Shares	Value ($)
Financials (4.1)%
Banks (2.5)%
Bank of Hawaii Corp.	(4,178)	(284,856)
BOK Financial Corp.	(4,637)	(240,150)
Commonwealth Bank of Australia	(6,655)	(268,839)
Community Bank System, Inc.	(5,619)	(351,131)
Cullen/Frost Bankers, Inc.	(4,438)	(318,915)
CVB Financial Corp.	(17,645)	(366,751)
FinecoBank Banca Fineco SpA(a)	(50,068)	(557,839)
First Financial Bankshares, Inc.	(14,157)	(394,272)
First Republic Bank	(880)	(91,775)
Glacier Bancorp, Inc.	(9,290)	(353,763)
Hang Seng Bank Ltd.	(13,400)	(234,367)
HSBC Holdings PLC	(25,420)	(130,658)
Independent Bank Corp.	(3,674)	(267,798)
Prosperity Bancshares, Inc.	(5,334)	(319,667)
Svenska Handelsbanken AB, Class A(a)	(16,420)	(149,871)
Trustmark Corp.	(13,781)	(366,712)
UMB Financial Corp.	(1,726)	(87,750)
UniCredit SpA(a)	(12,435)	(96,033)
United Bankshares, Inc.	(6,819)	(204,297)
Westamerica Bancorporation	(5,705)	(359,415)
Total		(5,444,859)
Capital Markets (1.1)%
Ares Management Corp., Class A	(6,322)	(212,103)
Credit Suisse Group AG, Registered Shares(a)	(29,365)	(268,121)
Deutsche Bank AG	(140,875)	(1,043,353)
Focus Financial Partners, Inc., Class A(a)	(9,353)	(223,162)
Franklin Resources, Inc.	(18,108)	(341,155)
Julius Baer Group Ltd.(a)	(468)	(18,381)
WisdomTree Investments, Inc.	(71,681)	(232,246)
Total		(2,338,521)
Consumer Finance (0.1)%
Credit Acceptance Corp.(a)	(936)	(291,630)
Diversified Financial Services (0.0)%
Element Fleet Management Corp.	(1,607)	(11,857)

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance (0.4)%
Aegon NV	(5,326)	(13,777)
Allianz SE	(809)	(148,881)
RLI Corp.	(3,633)	(264,591)
Sampo OYJ	(1,924)	(63,776)
Swiss Re AG	(4,415)	(320,822)
Total		(811,847)
Thrifts & Mortgage Finance (0.0)%
New York Community Bancorp, Inc.	(11,185)	(121,469)
Total Financials		(9,020,183)
Health Care (2.3)%
Biotechnology (1.2)%
Allogene Therapeutics, Inc.(a)	(5,904)	(170,626)
Argenx SE(a)	(214)	(32,003)
Exact Sciences Corp.(a)	(9,790)	(773,214)
Idorsia Ltd.(a)	(3,666)	(106,215)
Moderna, Inc.(a)	(3,844)	(176,785)
Sarepta Therapeutics, Inc.(a)	(6,431)	(758,086)
Seattle Genetics, Inc.(a)	(4,377)	(600,656)
Total		(2,617,585)
Health Care Equipment & Supplies (0.4)%
ABIOMED, Inc.(a)	(999)	(191,059)
Alcon, Inc.(a)	(170)	(8,972)
Elekta AB, Class B	(9,552)	(86,784)
Glaukos Corp.(a)	(4,438)	(162,830)
Nevro Corp.(a)	(1,404)	(165,166)
Straumann Holding AG, Registered Shares	(286)	(217,597)
Total		(832,408)
Health Care Providers & Services (0.2)%
1Life Healthcare, Inc.(a)	(5,692)	(140,422)
Acadia Healthcare Co., Inc.(a)	(5,567)	(133,664)
Amplifon SpA	(4,967)	(113,701)
Tenet Healthcare Corp.(a)	(7,628)	(153,933)
Total		(541,720)

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology (0.3)%
Inovalon Holdings, Inc.(a)	(15,079)	(263,883)
Inspire Medical Systems, Inc.(a)	(1,590)	(113,939)
Phreesia, Inc.(a)	(4,733)	(120,171)
Tabula Rasa HealthCare, Inc.(a)	(2,610)	(165,317)
Total		(663,310)
Life Sciences Tools & Services (0.1)%
Lonza Group AG, Registered Shares	(142)	(62,006)
Medpace Holdings, Inc.(a)	(1,259)	(100,544)
Total		(162,550)
Pharmaceuticals (0.1)%
GW Pharmaceuticals PLC, ADR(a)	(1,659)	(166,132)
Vifor Pharma AG	(1,274)	(191,131)
Total		(357,263)
Total Health Care		(5,174,836)
Industrials (5.3)%
Aerospace & Defense (0.8)%
Boeing Co. (The)	(3,215)	(453,380)
MTU Aero Engines AG(a)	(349)	(47,525)
Rolls-Royce Holdings PLC(a)	(176,491)	(730,488)
Saab AB, Class B(a)	(9,639)	(219,867)
Virgin Galactic Holdings, Inc.(a)	(16,000)	(281,920)
Total		(1,733,180)
Air Freight & Logistics (1.1)%
DSV PANALPINA A/S	(4,959)	(515,241)
FedEx Corp.	(8,915)	(1,130,154)
Yamato Holdings Co., Ltd.	(41,400)	(722,582)
Total		(2,367,977)
Airlines (0.1)%
American Airlines Group, Inc.	(22,887)	(274,873)
Building Products (0.6)%
AAON, Inc.	(3,238)	(154,258)
AO Smith Corp.	(4,629)	(196,177)
Reliance Worldwide Corp., Ltd.	(160,953)	(283,157)
Trex Co., Inc.(a)	(8,102)	(771,473)
Total		(1,405,065)

Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies (0.5)%
BrightView Holdings, Inc.(a)	(23,006)	(294,937)
Healthcare Services Group, Inc.	(7,357)	(187,530)
ISS A/S(a)	(8,173)	(121,511)
Societe BIC SA	(3,988)	(199,491)
Tomra Systems ASA	(9,207)	(305,919)
Total		(1,109,388)
Construction & Engineering (0.2)%
Boskalis Westminster	(5,166)	(89,729)
SNC-Lavalin Group, Inc.	(12,755)	(235,225)
Total		(324,954)
Electrical Equipment (0.1)%
Prysmian SpA	(6,019)	(113,567)
Machinery (1.1)%
Atlas Copco AB, Class A	(7,713)	(265,824)
Chart Industries, Inc.(a)	(6,379)	(227,858)
CNH Industrial NV(a)	(23,102)	(144,508)
Duerr AG	(3,821)	(89,162)
Epiroc AB, Class A	(1,171)	(11,719)
GEA Group AG(a)	(1,511)	(34,674)
Kawasaki Heavy Industries Ltd.	(22,500)	(339,976)
NGK Insulators Ltd.	(20,100)	(262,965)
Proto Labs, Inc.(a)	(4,473)	(454,412)
Rational AG	(456)	(220,054)
Stadler Rail AG(a)	(5,238)	(228,841)
THK Co., Ltd.	(4,600)	(109,962)
Wartsila OYJ	(5,467)	(40,129)
Total		(2,430,084)
Road & Rail (0.4)%
Canadian National Railway Co.	(3,584)	(296,386)
Knight-Swift Transportation Holdings, Inc.	(6,784)	(252,229)
Sotetsu Holdings, Inc.	(14,700)	(376,918)
Total		(925,533)
Trading Companies & Distributors (0.1)%
SiteOne Landscape Supply, Inc.(a)	(2,381)	(211,028)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	23

Portfolio of Investments  (continued)
April 30, 2020

Common Stocks (continued)
Issuer	Shares	Value ($)
Transportation Infrastructure (0.3)%
Airports of Thailand PCL, NVDR	(208,300)	(397,298)
Flughafen Zurich AG(a)	(2,373)	(293,461)
Fraport AG Frankfurt Airport Services Worldwide	(1,197)	(52,433)
Total		(743,192)
Total Industrials		(11,638,841)
Information Technology (5.5)%
Electronic Equipment, Instruments & Components (0.4)%
Adyen NV(a)	(142)	(140,236)
Cognex Corp.	(11,777)	(650,562)
Hexagon AB, Class B(a)	(490)	(24,045)
Total		(814,843)
IT Services (2.6)%
Fiserv, Inc.(a)	(2,637)	(271,769)
Jack Henry & Associates, Inc.	(1,840)	(300,932)
MongoDB, Inc.(a)	(7,566)	(1,226,676)
Shopify, Inc., Class A(a)	(1,427)	(905,009)
Shopify, Inc., Class A(a)	(690)	(436,280)
Twilio, Inc.(a)	(8,963)	(1,006,545)
Western Union Co.	(17,563)	(334,926)
Wirecard AG	(955)	(94,504)
Wix.com Ltd.(a)	(8,869)	(1,160,154)
Total		(5,736,795)
Semiconductors & Semiconductor Equipment (0.1)%
ASML Holding NV	(54)	(15,773)
Cree, Inc.(a)	(3,578)	(154,319)
Total		(170,092)
Software (2.4)%
Altair Engineering, Inc., Class A(a)	(7,042)	(232,316)
Appian Corp.(a)	(9,380)	(428,385)
Bill.com Holdings, Inc.(a)	(5,734)	(337,675)
Blackberry Ltd.(a)	(136,800)	(583,780)
Blackline, Inc.(a)	(8,770)	(532,690)
Guidewire Software, Inc.(a)	(3,251)	(295,321)
HubSpot, Inc.(a)	(2,827)	(476,717)
Nemetschek SE	(178)	(11,199)
Q2 Holdings, Inc.(a)	(5,617)	(447,787)
Slack Technologies, Inc., Class A(a)	(11,644)	(310,778)

Common Stocks (continued)
Issuer	Shares	Value ($)
Splunk, Inc.(a)	(6,092)	(855,073)
Temenos AG, Registered Shares(a)	(4,778)	(619,140)
Zoom Video Communications, Inc., Class A(a)	(2,366)	(319,812)
Total		(5,450,673)
Total Information Technology		(12,172,403)
Materials (6.5)%
Chemicals (2.7)%
Christian Hansen Holding A/S	(5,502)	(474,403)
Clariant AG, Registered Shares(a)	(8,258)	(152,656)
Croda International PLC	(4,658)	(285,627)
Ecolab, Inc.	(1,974)	(381,969)
EMS-Chemie Holding AG, Registered Shares	(25)	(16,167)
Ferro Corp.(a)	(31,801)	(317,056)
Hexpol AB(a)	(3,274)	(23,521)
International Flavors & Fragrances, Inc.	(3,364)	(440,785)
K+S AG	(6,795)	(45,705)
Koninklijke DSM NV	(148)	(18,139)
Methanex Corp.	(43,600)	(693,177)
Mitsubishi Chemical Holdings Corp.	(48,400)	(275,086)
Mitsui Chemicals, Inc.	(9,900)	(194,367)
Mosaic Co. (The)	(36,879)	(424,477)
Novozymes A/S, Class B	(3,742)	(183,570)
OCI NV(a)	(10,541)	(127,287)
Quaker Chemical Corp.	(2,292)	(348,659)
Sika AG	(2,765)	(457,357)
Symrise AG	(829)	(83,986)
Umicore SA	(21,021)	(911,061)
Total		(5,855,055)
Containers & Packaging (0.4)%
Amcor PLC	(30,819)	(276,446)
BillerudKorsnas AB	(23,803)	(300,085)
Greif, Inc., Class A	(9,032)	(306,095)
Total		(882,626)
Metals & Mining (2.9)%
Agnico Eagle Mines Ltd.	(4,564)	(267,815)
Agnico Eagle Mines Ltd.	(636)	(37,161)
Antofagasta PLC	(30,283)	(310,095)
Aperam SA	(543)	(14,070)

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020

Common Stocks (continued)
Issuer	Shares	Value ($)
ArcelorMittal SA	(66,764)	(729,275)
Barrick Gold Corp.	(1,661)	(42,756)
Compass Minerals International, Inc.	(4,735)	(232,773)
Equinox Gold Corp.(a)	(1,194)	(9,976)
First Quantum Minerals Ltd.	(121,407)	(741,377)
Franco-Nevada Corp.	(592)	(78,324)
Freeport-McMoRan Copper & Gold, Inc.	(62,854)	(555,001)
Hitachi Metals, Ltd.	(45,600)	(439,389)
JFE Holdings, Inc.	(122,800)	(814,906)
Nippon Steel Corp.	(105,500)	(887,638)
Norsk Hydro ASA	(61,597)	(156,263)
SSAB AB, Class A(a)	(39,820)	(95,652)
SSR Mining, Inc.(a)	(571)	(10,005)
Teck Resources Ltd., Class B	(57,700)	(508,624)
Thyssenkrupp AG(a)	(43,471)	(289,178)
United States Steel Corp.	(38,596)	(296,417)
Total		(6,516,695)
Paper & Forest Products (0.5)%
Svenska Cellulosa AB SCA, Class B(a)	(14,271)	(151,368)
West Fraser Timber Co., Ltd.	(34,473)	(959,434)
Total		(1,110,802)
Total Materials		(14,365,178)
Real Estate (0.6)%
Equity Real Estate Investment Trusts (REITS) (0.5)%
Iron Mountain, Inc.	(17,370)	(420,006)
Public Storage	(1,708)	(316,749)
Sun Communities, Inc.	(2,060)	(276,864)
Total		(1,013,619)
Real Estate Management & Development (0.1)%
Redfin Corp.(a)	(16,052)	(339,179)
Total Real Estate		(1,352,798)

Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities (0.2)%
Electric Utilities (0.1)%
Kyushu Electric Power Co., Inc.	(17,100)	(135,500)
Orsted A/S	(1,149)	(116,061)
Total		(251,561)
Gas Utilities (0.0)%
AltaGas, Ltd.	(3,544)	(42,366)
Water Utilities (0.1)%
Pennon Group PLC	(10,441)	(143,771)
Total Utilities		(437,698)
Total Common Stocks (Proceeds $88,350,117)		(85,336,186)

Preferred Stocks (0.1)%
Issuer	Shares	Value ($)
Health Care (0.1)%
Health Care Equipment & Supplies (0.1)%
Sartorius AG	(1,064)	(298,922)
Total Health Care		(298,922)
Materials (0.0)%
Chemicals (0.0)%
Fuchs Petrolub SE	(1,037)	(40,210)
Total Materials		(40,210)
Total Preferred Stocks (Proceeds $212,451)		(339,132)
Total Investments in Securities Sold Short (Proceeds $88,562,568)		(85,675,318)

Total Investments in Securities, Net of Securities Sold Short	120,423,319
Other Assets & Liabilities, Net	100,735,589
Net Assets	221,158,908

At April 30, 2020, securities and/or cash totaling $158,618,881 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	25

Portfolio of Investments  (continued)
April 30, 2020
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
12,000 AUD	7,869 USD	Citi	06/17/2020	48	—
146,000 AUD	90,692 USD	Citi	06/17/2020	—	(4,462)
440,499 CAD	320,312 USD	Citi	06/17/2020	3,823	—
70,000 CAD	49,265 USD	Citi	06/17/2020	—	(1,029)
94,936 CHF	100,603 USD	Citi	06/17/2020	2,123	—
207,060 CHF	213,898 USD	Citi	06/17/2020	—	(890)
450,000 DKK	67,615 USD	Citi	06/17/2020	1,469	—
2,216,000 DKK	323,021 USD	Citi	06/17/2020	—	(2,713)
2,323,008 EUR	2,596,397 USD	Citi	06/17/2020	48,418	—
2,005,999 EUR	2,188,119 USD	Citi	06/17/2020	—	(12,151)
110,500 GBP	140,085 USD	Citi	06/17/2020	884	—
59,000 GBP	72,499 USD	Citi	06/17/2020	—	(1,826)
85,000 HKD	10,961 USD	Citi	06/17/2020	4	—
171,000 HKD	22,008 USD	Citi	06/17/2020	—	(35)
14,500 ILS	3,823 USD	Citi	06/17/2020	—	(342)
16,818,000 JPY	159,165 USD	Citi	06/17/2020	2,345	—
10,135,500 JPY	94,261 USD	Citi	06/17/2020	—	(248)
304,004 NOK	32,261 USD	Citi	06/17/2020	2,580	—
342,500 NOK	31,729 USD	Citi	06/17/2020	—	(1,710)
1,000 NZD	605 USD	Citi	06/17/2020	—	(8)
990,504 SEK	102,810 USD	Citi	06/17/2020	1,236	—
1,615,000 SEK	158,891 USD	Citi	06/17/2020	—	(6,724)
26,500 SGD	19,005 USD	Citi	06/17/2020	210	—
15,000 SGD	10,493 USD	Citi	06/17/2020	—	(147)
20,626 USD	34,000 AUD	Citi	06/17/2020	1,533	—
384,592 USD	581,500 AUD	Citi	06/17/2020	—	(5,606)
197,123 USD	281,500 CAD	Citi	06/17/2020	5,129	—
792,416 USD	1,057,499 CAD	Citi	06/17/2020	—	(32,626)
561,431 USD	545,996 CHF	Citi	06/17/2020	4,943	—
208,270 USD	196,500 CHF	Citi	06/17/2020	—	(4,436)
285,392 USD	1,964,000 DKK	Citi	06/17/2020	3,300	—
49,125 USD	331,000 DKK	Citi	06/17/2020	—	(471)
2,420,141 USD	2,224,503 EUR	Citi	06/17/2020	19,794	—
2,489,087 USD	2,218,004 EUR	Citi	06/17/2020	—	(56,280)
44,262 USD	36,500 GBP	Citi	06/17/2020	1,718	—
902,854 USD	697,008 GBP	Citi	06/17/2020	—	(24,806)
201,226 USD	1,564,000 HKD	Citi	06/17/2020	389	—
13,278 USD	103,000 HKD	Citi	06/17/2020	—	(1)
34,578 USD	118,506 ILS	Citi	06/17/2020	—	(538)
1,446,949 USD	160,386,500 JPY	Citi	06/17/2020	48,585	—
56,694 USD	599,500 NOK	Citi	06/17/2020	1,837	—
69,202 USD	658,008 NOK	Citi	06/17/2020	—	(4,959)
880 USD	1,500 NZD	Citi	06/17/2020	40	—
16,137 USD	25,500 NZD	Citi	06/17/2020	—	(498)
135,322 USD	1,341,000 SEK	Citi	06/17/2020	2,195	—
246,680 USD	2,364,504 SEK	Citi	06/17/2020	—	(4,205)
1,397 USD	2,000 SGD	Citi	06/17/2020	21	—
72,152 USD	100,504 SGD	Citi	06/17/2020	—	(867)
12,000 AUD	7,869 USD	JPMorgan	06/17/2020	48	—
146,000 AUD	90,692 USD	JPMorgan	06/17/2020	—	(4,462)
440,501 CAD	320,313 USD	JPMorgan	06/17/2020	3,823	—
70,000 CAD	49,265 USD	JPMorgan	06/17/2020	—	(1,029)
94,941 CHF	100,608 USD	JPMorgan	06/17/2020	2,123	—
207,063 CHF	213,901 USD	JPMorgan	06/17/2020	—	(890)
450,000 DKK	67,615 USD	JPMorgan	06/17/2020	1,469	—
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,216,000 DKK	323,021 USD	JPMorgan	06/17/2020	—	(2,714)
2,322,997 EUR	2,596,382 USD	JPMorgan	06/17/2020	48,414	—
2,005,996 EUR	2,188,113 USD	JPMorgan	06/17/2020	—	(12,154)
110,500 GBP	140,085 USD	JPMorgan	06/17/2020	884	—
59,000 GBP	72,499 USD	JPMorgan	06/17/2020	—	(1,826)
85,000 HKD	10,961 USD	JPMorgan	06/17/2020	4	—
171,000 HKD	22,008 USD	JPMorgan	06/17/2020	—	(35)
14,500 ILS	3,823 USD	JPMorgan	06/17/2020	—	(342)
16,818,000 JPY	159,165 USD	JPMorgan	06/17/2020	2,345	—
10,135,500 JPY	94,261 USD	JPMorgan	06/17/2020	—	(248)
303,996 NOK	32,260 USD	JPMorgan	06/17/2020	2,580	—
342,500 NOK	31,729 USD	JPMorgan	06/17/2020	—	(1,710)
1,000 NZD	605 USD	JPMorgan	06/17/2020	—	(8)
990,496 SEK	102,809 USD	JPMorgan	06/17/2020	1,235	—
1,615,000 SEK	158,891 USD	JPMorgan	06/17/2020	—	(6,724)
26,500 SGD	19,005 USD	JPMorgan	06/17/2020	209	—
15,000 SGD	10,492 USD	JPMorgan	06/17/2020	—	(147)
20,626 USD	34,000 AUD	JPMorgan	06/17/2020	1,533	—
384,592 USD	581,500 AUD	JPMorgan	06/17/2020	—	(5,606)
197,123 USD	281,500 CAD	JPMorgan	06/17/2020	5,129	—
792,419 USD	1,057,501 CAD	JPMorgan	06/17/2020	—	(32,627)
561,440 USD	546,004 CHF	JPMorgan	06/17/2020	4,943	—
208,270 USD	196,500 CHF	JPMorgan	06/17/2020	—	(4,436)
285,393 USD	1,964,000 DKK	JPMorgan	06/17/2020	3,300	—
49,125 USD	331,000 DKK	JPMorgan	06/17/2020	—	(471)
2,420,134 USD	2,224,494 EUR	JPMorgan	06/17/2020	19,791	—
2,489,085 USD	2,217,999 EUR	JPMorgan	06/17/2020	—	(56,283)
44,262 USD	36,500 GBP	JPMorgan	06/17/2020	1,718	—
902,835 USD	696,992 GBP	JPMorgan	06/17/2020	—	(24,807)
201,226 USD	1,564,000 HKD	JPMorgan	06/17/2020	388	—
13,278 USD	103,000 HKD	JPMorgan	06/17/2020	—	(1)
34,575 USD	118,494 ILS	JPMorgan	06/17/2020	—	(538)
1,446,951 USD	160,386,500 JPY	JPMorgan	06/17/2020	48,583	—
56,694 USD	599,500 NOK	JPMorgan	06/17/2020	1,837	—
69,200 USD	657,992 NOK	JPMorgan	06/17/2020	—	(4,959)
880 USD	1,500 NZD	JPMorgan	06/17/2020	40	—
16,137 USD	25,500 NZD	JPMorgan	06/17/2020	—	(498)
135,322 USD	1,341,000 SEK	JPMorgan	06/17/2020	2,195	—
246,679 USD	2,364,496 SEK	JPMorgan	06/17/2020	—	(4,205)
1,397 USD	2,000 SGD	JPMorgan	06/17/2020	22	—
72,146 USD	100,496 SGD	JPMorgan	06/17/2020	—	(868)
Total				305,237	(335,166)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	5	05/2020	EUR	511,500	17,656	—
CAC40 Index	25	05/2020	EUR	1,136,375	12,117	—
DAX Index	3	06/2020	EUR	813,825	194,748	—
FTSE 100 Index	18	06/2020	GBP	1,059,300	182,068	—
FTSE/MIB Index	1	06/2020	EUR	87,805	14,981	—
Hang Seng Index	2	05/2020	HKD	2,450,200	7,292	—
IBEX 35 Index	3	05/2020	EUR	207,510	—	(2,101)
MSCI Singapore Index	7	05/2020	SGD	208,740	5,030	—
OMXS30 Index	23	05/2020	SEK	3,629,400	13,731	—
S&P 500 Index E-mini	139	06/2020	USD	20,171,680	2,016,216	—
S&P/TSX 60 Index	8	06/2020	CAD	1,421,120	112,540	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	27

Portfolio of Investments  (continued)
April 30, 2020
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
SPI 200 Index	7	06/2020	AUD	969,500	53,075	—
TOPIX Index	18	06/2020	JPY	261,720,000	135,670	—
Total					2,765,124	(2,101)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on a portfolio of long and short positions†	1-Month AUD BBSW, 1-Month HKD HIBOR, or 1-Month JPY BBA LIBOR based on the local currencies of the positions within the swap	Monthly	JPMorgan	01/14/2021	USD	41,056,825	(78,966)	—	—	—	—	(78,966)
Total return on Samsung Electronics Co., Ltd.	1-Month USD LIBOR plus 0.800%	Monthly	Macquarie	09/15/2020	USD	1,060,979	28,225	(363)	—	—	27,862	—
1-Month HKD HIBOR minus 1.500%	Total return on Semiconductor Manufacturing International Corp.	Monthly	Macquarie	09/15/2020	HKD	3,172,962	7,429	5	—	—	7,434	—
1-Month USD LIBOR minus 16.420%	Total return on SillaJen, Inc.	Monthly	Macquarie	09/15/2020	USD	35,007	1,072	(83)	—	—	989	—
1-Month USD LIBOR minus 2.021%	Total return on Celltrion, Inc.	Monthly	Macquarie	09/15/2020	USD	165,511	(412)	(60)	—	—	—	(472)
1-Month USD LIBOR minus 1.946%	Total return on Samsung BioLogics Companies, Ltd.	Monthly	Macquarie	09/15/2020	USD	162,449	(2,352)	(56)	—	—	—	(2,408)
1-Month USD LIBOR minus 1.521%	Total return on Celltrion, Inc.	Monthly	Macquarie	09/15/2020	USD	156,970	(7,989)	(37)	—	—	—	(8,026)
Total return on a portfolio of long and short positions†	1-Day Overnight Fed Funds Effective Rate, EONIA, or SONIA based on the local currencies of the positions within the swap	Monthly	Morgan Stanley International	10/27/2021	USD	116,596,026	(97,777)	—	—	—	—	(97,777)
Total							(150,770)	(594)	—	—	36,285	(187,649)

†	By investing in the total return swap contract, the Fund gains exposure to the underlying investments that make up the custom basket/index without having to own the underlying investments directly. The components of the custom basket/index are available on Multi-Manager Directional Alternative Strategies Fund’s page of columbiathreadneedleus.com website.

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Swiss Market Index Jun 20	Citi	06/2020	CHF	96,230	—	—	5,927	—
Swiss Market Index Jun 20	JPMorgan	06/2020	CHF	288,690	—	—	51,384	—
Swiss Market Index Jun 20	Morgan Stanley International	06/2020	CHF	866,070	—	—	39,141	—
Total					—	—	96,452	—

*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	0.040%
1-Month HKD HIBOR	Hong Kong Interbank Offered Rate	1.148%
1-Month USD LIBOR	London Interbank Offered Rate	0.330%
EONIA	Euro Overnight Index Average	(0.458)%
SONIA	Sterling Overnight Index Average	0.067%
1-Month AUD BBSW	Bank Bill Swap Rate	0.100%
1-Month JPY BBA LIBOR	London Interbank Offered Rate	(0.052)%
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2020, the total value of these securities amounted to $1,604,669, which represents 0.73% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at April 30, 2020.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 0.519%
	40,419,610	182,493,777	(195,921,123)	26,992,264	(2,661)	11,372	587,533	26,997,662
Abbreviation Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
SDR	Swedish Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	29

Portfolio of Investments  (continued)
April 30, 2020
Currency Legend  (continued)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,959,676	3,683,719	—	14,643,395
Consumer Discretionary	13,065,210	4,802,669	—	17,867,879
Consumer Staples	11,414,441	6,462,321	—	17,876,762
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Portfolio of Investments  (continued)
April 30, 2020
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Energy	5,688,958	939,774	—	6,628,732
Financials	15,144,521	5,135,060	—	20,279,581
Health Care	16,434,615	6,961,263	—	23,395,878
Industrials	14,827,193	5,765,834	—	20,593,027
Information Technology	32,988,084	5,439,855	—	38,427,939
Materials	7,040,384	1,490,323	—	8,530,707
Real Estate	608,745	—	—	608,745
Utilities	4,286,645	5,417,228	—	9,703,873
Total Common Stocks	132,458,472	46,098,046	—	178,556,518
Preferred Stocks
Consumer Discretionary	—	131,926	—	131,926
Consumer Staples	—	118,264	—	118,264
Materials	—	294,267	—	294,267
Total Preferred Stocks	—	544,457	—	544,457
Money Market Funds	26,997,662	—	—	26,997,662
Total Investments in Securities	159,456,134	46,642,503	—	206,098,637
Investments in securities sold short
Common Stocks
Communication Services	(3,491,999)	(2,228,037)	—	(5,720,036)
Consumer Discretionary	(6,371,847)	(4,765,263)	—	(11,137,110)
Consumer Staples	(2,552,345)	(712,640)	—	(3,264,985)
Energy	(9,364,750)	(1,687,368)	—	(11,052,118)
Financials	(5,705,465)	(3,314,718)	—	(9,020,183)
Health Care	(4,356,427)	(818,409)	—	(5,174,836)
Industrials	(5,421,840)	(6,217,001)	—	(11,638,841)
Information Technology	(11,267,506)	(904,897)	—	(12,172,403)
Materials	(6,928,327)	(7,436,851)	—	(14,365,178)
Real Estate	(1,352,798)	—	—	(1,352,798)
Utilities	(42,366)	(395,332)	—	(437,698)
Total Common Stocks	(56,855,670)	(28,480,516)	—	(85,336,186)
Preferred Stocks
Health Care	—	(298,922)	—	(298,922)
Materials	—	(40,210)	—	(40,210)
Total Preferred Stocks	—	(339,132)	—	(339,132)
Total Investments in Securities Sold Short	(56,855,670)	(28,819,648)	—	(85,675,318)
Total Investments in Securities, Net of Securities Sold Short	102,600,464	17,822,855	—	120,423,319
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	305,237	—	305,237
Futures Contracts	2,765,124	—	—	2,765,124
Swap Contracts	—	132,737	—	132,737
Liability
Forward Foreign Currency Exchange Contracts	—	(335,166)	—	(335,166)
Futures Contracts	(2,101)	—	—	(2,101)
Swap Contracts	—	(187,649)	—	(187,649)
Total	105,363,487	17,738,014	—	123,101,501
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	31

Statement of Assets and Liabilities
April 30, 2020
Assets
Investments in securities, at value
Unaffiliated issuers (cost $175,979,215)	$179,100,975
Affiliated issuers (cost $26,986,290)	26,997,662
Cash	10,000
Foreign currency (cost $600,266)	605,976
Cash collateral held at broker for:
Swap contracts	7,893,000
Securities sold short	86,028,481
Other(a)	2,590,000
Margin deposits on:
Futures contracts	2,838,476
Unrealized appreciation on forward foreign currency exchange contracts	305,237
Unrealized appreciation on swap contracts	132,737
Receivable for:
Investments sold	3,738,031
Capital shares sold	68,070
Dividends	323,951
Foreign tax reclaims	239,043
Variation margin for futures contracts	24,341
Expense reimbursement due from Investment Manager	1,597
Prepaid expenses	330
Trustees’ deferred compensation plan	21,467
Total assets	310,919,374
Liabilities
Securities sold short, at value (proceeds $88,562,568)	85,675,318
Unrealized depreciation on forward foreign currency exchange contracts	335,166
Unrealized depreciation on swap contracts	187,649
Payable for:
Investments purchased	2,490,649
Capital shares purchased	367,371
Dividends and interest on securities sold short	109,274
Variation margin for futures contracts	423,989
Management services fees	9,777
Transfer agent fees	42,150
Compensation of chief compliance officer	8
Other expenses	97,648
Trustees’ deferred compensation plan	21,467
Total liabilities	89,760,466
Net assets applicable to outstanding capital stock	$221,158,908
Represented by
Paid in capital	234,870,708
Total distributable earnings (loss)	(13,711,800)
Total - representing net assets applicable to outstanding capital stock	$221,158,908
Institutional Class
Net assets	$221,158,908
Shares outstanding	36,862,371
Net asset value per share	$6.00

(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Statement of Operations
Year Ended April 30, 2020
Net investment income
Income:
Dividends — unaffiliated issuers	$4,692,208
Dividends — affiliated issuers	587,533
Foreign taxes withheld	(226,222)
Total income	5,053,519
Expenses:
Management services fees	3,943,529
Distribution and/or service fees
Class A	934
Transfer agent fees
Class A	807
Institutional Class	544,786
Compensation of board members	15,388
Custodian fees	198,172
Printing and postage fees	56,486
Registration fees	44,042
Audit fees	48,089
Legal fees	5,795
Interest on collateral	3,306
Dividends and interest on securities sold short	798,508
Compensation of chief compliance officer	91
Other	14,428
Total expenses	5,674,361
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(285,869)
Total net expenses	5,388,492
Net investment loss	(334,973)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(8,453,126)
Investments — affiliated issuers	(2,661)
Foreign currency translations	(91,604)
Forward foreign currency exchange contracts	(212,945)
Futures contracts	(1,725,052)
Securities sold short	(169,510)
Swap contracts	(6,760,495)
Net realized loss	(17,415,393)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(17,542,509)
Investments — affiliated issuers	11,372
Foreign currency translations	170,722
Forward foreign currency exchange contracts	102,921
Futures contracts	1,020,878
Securities sold short	6,865,281
Swap contracts	(576,983)
Net change in unrealized appreciation (depreciation)	(9,948,318)
Net realized and unrealized loss	(27,363,711)
Net decrease in net assets resulting from operations	$(27,698,684)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	33

Statement of Changes in Net Assets
	Year Ended April 30, 2020	Year Ended April 30, 2019
Operations
Net investment loss	$(334,973)	$(288,549)
Net realized loss	(17,415,393)	(10,219,048)
Net change in unrealized appreciation (depreciation)	(9,948,318)	(6,624,371)
Net decrease in net assets resulting from operations	(27,698,684)	(17,131,968)
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,881)	(189,050)
Institutional Class	(1,969,137)	(83,603,094)
Total distributions to shareholders	(1,973,018)	(83,792,144)
Increase (decrease) in net assets from capital stock activity	(1,696,451)	61,979,998
Total decrease in net assets	(31,368,153)	(38,944,114)
Net assets at beginning of year	252,527,061	291,471,175
Net assets at end of year	$221,158,908	$252,527,061

	Year Ended		Year Ended
	April 30, 2020		April 30, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Distributions reinvested	550	3,815	29,324	188,262
Redemptions	(81,210)	(562,971)	(22,791)	(209,098)
Net increase (decrease)	(80,660)	(559,156)	6,533	(20,836)
Institutional Class
Subscriptions	7,489,953	49,620,671	4,880,707	44,234,851
Distributions reinvested	286,212	1,969,137	13,082,815	83,599,187
Redemptions	(8,100,665)	(52,727,103)	(7,630,906)	(65,833,204)
Net increase (decrease)	(324,500)	(1,137,295)	10,332,616	62,000,834
Total net increase (decrease)	(405,160)	(1,696,451)	10,339,149	61,979,998
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended April 30,
	2020	2019	2018	2017 (a)
Per share data
Net asset value, beginning of period	$6.78	$10.82	$10.60	$10.25
Income (loss) from investment operations:
Net investment loss	(0.01)	(0.01)	(0.09)	(0.01)
Net realized and unrealized gain (loss)	(0.72)	(0.80)	0.92	0.36
Total from investment operations	(0.73)	(0.81)	0.83	0.35
Distributions to shareholders
Distributions from net investment income	—	(0.06)	(0.18)	—
Distributions from net realized gains	(0.05)	(3.17)	(0.43)	—
Total distributions to shareholders	(0.05)	(3.23)	(0.61)	—
Net asset value, end of period	$6.00	$6.78	$10.82	$10.60
Total return	(10.81%)	(5.65%)	7.67%	3.41%
Ratios to average net assets
Total gross expenses(b)	2.31%(c),(d)	2.16%(c),(d),(e)	2.36%(c)	2.49%(c),(f)
Total net expenses(b),(g)	2.19%(c),(d)	2.12%(c),(d),(e)	2.36%(c)	2.29%(c),(f)
Net investment loss	(0.14%)	(0.11%)	(0.83%)	(0.05%)(f)
Supplemental data
Net assets, end of period (in thousands)	$221,159	$251,976	$290,666	$1,049,952
Portfolio turnover	197%	48%	158%	100%

Notes to Financial Highlights
(a)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	4/30/2020	4/30/2019	4/30/2018	4/30/2017
Institutional Class	0.32%	0.19%	0.40%	0.46%

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Annualized.
(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	35

Notes to Financial Statements
April 30, 2020
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge. Effective at close of business on January 24, 2020, Class A shares merged, in a tax-free transaction, into Institutional Class shares and Class A shares are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
36	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	37

Notes to Financial Statements  (continued)
April 30, 2020
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
38	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	39

Notes to Financial Statements  (continued)
April 30, 2020
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,765,124*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	132,737*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	305,237
Total		3,203,098

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,101*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	187,649*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	335,166
Total		524,916

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
40	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	(1,725,052)	(6,760,495)	(8,485,547)
Foreign exchange risk	(212,945)	—	—	(212,945)
Total	(212,945)	(1,725,052)	(6,760,495)	(8,698,492)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	1,020,878	(576,983)	443,895
Foreign exchange risk	102,921	—	—	102,921
Total	102,921	1,020,878	(576,983)	546,816
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	35,625,373

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	188,585	(177,267)
Total return swap contracts	251,407	(652,462)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2020.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Statement of Operations. A short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	41

Notes to Financial Statements  (continued)
April 30, 2020
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2020:
	Citi ($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Macquarie ($)	Morgan Stanley ($)	Morgan Stanley International ($)	Total ($)
Assets
Forward foreign currency exchange contracts	152,624	-	152,613	-	-	-	305,237
OTC total return swap contracts (b)	-	-	-	36,285	-	-	36,285
OTC total return swap contracts on futures (b)	5,927	-	51,384	-	-	39,141	96,452
Total assets	158,551	-	203,997	36,285	-	39,141	437,974
Liabilities
Forward foreign currency exchange contracts	167,578	-	167,588	-	-	-	335,166
OTC total return swap contracts (b)	-	-	78,966	10,906	-	97,777	187,649
Securities borrowed	-	26,516,876	-	-	59,158,442	-	85,675,318
Total liabilities	167,578	26,516,876	246,554	10,906	59,158,442	97,777	86,198,133
Total financial and derivative net assets	(9,027)	(26,516,876)	(42,557)	25,379	(59,158,442)	(58,636)	(85,760,159)
Total collateral received (pledged) (c)	(9,027)	(26,516,876)	(42,557)	-	(59,158,442)	(58,636)	(85,785,538)
Net amount (d)	-	-	-	25,379	-	-	25,379

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
42	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is equal to 1.60% of the Fund’s daily net assets.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	43

Notes to Financial Statements  (continued)
April 30, 2020
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Boston Partners Global Investors, Inc, AQR Capital Management, LLC and Wells Capital Management Incorporated, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended April 30, 2020, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16(a)
Institutional Class	0.22

(a)	Unannualized.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
44	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result of all Class A shares of the Fund being merged into Institutional Class shares, January 24, 2020 was the last day the Fund paid a distribution and shareholder services fee for Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2019 through August 31, 2020	Prior to September 1, 2019
Institutional Class	1.84%	1.91%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2020, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, post-October capital losses, late-year ordinary losses, non-deductible expenses, constructive sales of appreciated financial positions, derivative investments, re-characterization of distributions for investments, swap investments, foreign capital gains tax, foreign currency transactions, passive foreign investment company (PFIC) holdings and net operating loss. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(581,326)	6,537,975	(5,956,649)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	45

Notes to Financial Statements  (continued)
April 30, 2020
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2020			Year Ended April 30, 2019
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	1,973,018	1,973,018	1,440,388	82,351,756	83,792,144
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	—	(1,539,226)
At April 30, 2020, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
124,640,727	22,937,250	(24,476,476)	(1,539,226)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2020, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2020.
Late year ordinary losses ($)	Post-October capital losses ($)
5,507,645	6,651,262
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $558,104,152 and $552,648,601, respectively, for the year ended April 30, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
46	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2020.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war, terrorism, natural disasters and disease pandemics) occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	47

Notes to Financial Statements  (continued)
April 30, 2020
pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 (COVID-19) public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of its employees and to assure the continuity of its business operations, the Investment Manager and its affiliates have implemented a work from home protocol for virtually all of its employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. The Investment Manager’s operations teams seek to operate without significant disruptions in service. Its pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. The Fund cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of the Investment Manager, its employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
48	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

Notes to Financial Statements  (continued)
April 30, 2020
Shareholder concentration risk
At April 30, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	49

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Directional Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Directional Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2020, the related statement of operations for the year ended April 30, 2020, the statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the three years in the period ended April 30, 2020 and for the period January 3, 2017 (commencement of operations for Institutional Class) through April 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2020 and the financial highlights for each of the three years in the period ended April 30, 2020 and for the period January 3, 2017 (commencement of operations for Institutional Class) through April 30, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 25, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
50	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2020. Shareholders will be notified in early 2021 of the amounts for use in preparing 2020 income tax returns.
Capital gain dividend
$2,071,669
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	68	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	68	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	68	None
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	51

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	68	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	68	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	68	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	68	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
52	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	68	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management, Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	68	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle	171	Trustee, Columbia Funds since November 2001
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	53

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, – Accounting and Tax, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009 – January 2019 and December 2015 – January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
54	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the “Committee”). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2020	55

Multi-Manager Directional Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN284_04_K01_(06/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker and David M. Moffett, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker and Mr. Moffett are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose report to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2020 and April 30, 2019 are approximately as follows:

2020	2019
$275,000	$286,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2020 and April 30, 2019 are approximately as follows:

2020	2019
$9,500	$2,300

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended April 30, 2020 and April 30, 2019, there were no Audit- Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2020 and April 30, 2019 are approximately as follows:

2020	2019
$0	$51,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2020 and April 30, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2020 and April 30, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30,

2020 and April 30, 2019 are approximately as follows:

2020	2019
$242,500	$242,500

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended April 30, 2020 and April 30, 2019 are approximately as follows:

2020	2019
$252,000	$295,700

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	June 25, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	June 25, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	June 25, 2020